Filed Pursuant to Rule 497(e)
                                                            File Number 33-17428

                     GE LIFE & ANNUITY SEPARATE ACCOUNT 4
                              PROSPECTUS FOR THE
                       FLEXIBLE PREMIUM VARIABLE DEFERRED
                                ANNUITY POLICY


                                FORM P1140 10/90


Issued by:
GE Life and Annuity Assurance Company
                                                                   Home Office:
                                                         6610 West Broad Street
                                                       Richmond, Virginia 23230
                                                       Telephone: (804) 281-6000



This Prospectus describes a flexible premium variable deferred annuity policy (the "Policy") for individuals and some qualified and nonqualified retirement plans. GE Life and Annuity Assurance Company (the "Company," "we," "us," or "our") issues the Policy.

The Policy offers you the accumulation of Account Value and the payment of periodic annuity benefits. We may pay these benefits on a variable or fixed basis, or a combination of both.

You may allocate your premium payments to Account 4, the Guarantee Account, or both. Each Investment Subdivision of Account 4 invests in shares of the Funds. We list the Funds, and their currently available portfolios, below.

JANUS ASPEN SERIES:
      Growth Portfolio, Aggressive Growth Portfolio, International Growth Portfolio, Worldwide Growth Portfolio, Balanced Portfolio, Flexible Income Portfolio, Capital Appreciation Portfolio
VARIABLE INSURANCE PRODUCTS FUND (VIP):
      VIP Equity-Income Portfolio, VIP Overseas Portfolio, VIP Growth Portfolio \VARIABLE INSURANCE PRODUCTS FUND II (VIP II):
      VIP II Asset Manager Portfolio, VIP II Contrafund Portfolio
VARIABLE INSURANCE PRODUCTS FUND III (VIP III):
      VIP III Growth & Income Portfolio, VIP III Growth Opportunities Portfolio GE INVESTMENTS FUNDS, INC.:
      S&P 500 Index Fund, Money Market Fund, Total Return Fund, International Equity Fund, Real Estate Securities Fund, Global Income Fund, Value Equity Fund, Income Fund, U.S. Equity Fund, Premier Growth Equity Fund
OPPENHEIMER VARIABLE ACCOUNT FUNDS:
      Oppenheimer Bond Fund/VA, Oppenheimer Aggressive Growth Fund/VA, Oppenheimer Capital Appreciation Fund/VA, Oppenheimer High Income Fund/VA, Oppenheimer Multiple Strategies Fund/VA
FEDERATED INSURANCE SERIES:
      Federated American Leaders Fund II, Federated Utility Fund II, Federated High Income Bond Fund II
THE ALGER AMERICAN FUND:
      Alger American Growth Portfolio, Alger American Small Capitalization Portfolio
PBHG INSURANCE SERIES FUND, INC.:
      PBHG Growth II Portfolio, PBHG Large Cap Growth Portfolio
GOLDMAN SACHS VARIABLE INSURANCE TRUST (VIT):
      Goldman Sachs Growth and Income Fund, Goldman Sachs Mid Cap Value Fund SALOMON BROTHERS VARIABLE SERIES FUND INC.:
      Salomon Investors Fund, Salomon Total Return Fund, Salomon Strategic Bond Fund


      Not all of these portfolios may be available in all states or in all markets.

Except for amounts in the Guarantee Account, both the value of a Policy before the Maturity Date and the amount of monthly income afterwards will depend upon the investment performance of the portfolio(s) you select. You bear the investment risk of investing in the portfolios.

THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED THESE SECURITIES OR DETERMINED IF THIS PROSPECTUS IS TRUTHFUL OR COMPLETE. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

YOUR INVESTMENT IN THE POLICY IS NOT A DEPOSIT OF A BANK AND IS NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY GOVERNMENT AGENCY.

This Prospectus gives details about Account 4 and our Guarantee Account that you should know before investing. Please read this Prospectus carefully before investing and keep it for future reference.

A statement of additional information ("SAI"), dated May 1, 1999, concerning Account 4 has been filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. If you would like a free copy, call us at 1-800-352-9910. The SAI also is available on the SEC's website at http://www.sec.gov. A table of contents for the SAI appears on the last page of this Prospectus.


The date of this Prospectus is May 1, 1999.

--------------------------------------------------------------------------------
                               TABLE OF CONTENTS
--------------------------------------------------------------------------------

                                                                    Page
Definitions ......................................................   4
Expense Table ....................................................   5
Synopsis .........................................................  10
Investment Results ...............................................  12
Financial Statements .............................................  12
GE Life and Annuity Assurance Company ............................  12
Account 4 ........................................................  13
The Guarantee Account ............................................  19
Charges and Other Deductions .....................................  20
The Policy .......................................................  23
Transfers ........................................................  25
Surrenders .......................................................  27
The Death Benefit ................................................  28
Income Payments ..................................................  30
Federal Tax Matters ..............................................  33
Voting Rights ....................................................  37
Requesting Payments ..............................................  38
Distribution of the Policies .....................................  38
Additional Information ...........................................  38
Condensed Financial Information ..................................  41
Table of Contents for Statement of Additional Information ........  46
Appendix .........................................................  A-1

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFERING IN ANY JURISDICTION IN WHICH
                           SUCH OFFERING MAY NOT LAWFULLY BE MADE.

--------------------------------------------------------------------------------
                                  DEFINITIONS
--------------------------------------------------------------------------------
We have tried to make this Prospectus as understandable as possible. However, in explaining how the Policy works, we have had to use certain terms that have special meanings. We define these terms below.

ACCOUNT VALUE -- The value of the Policy equal to the amount allocated to the Investment Subdivisions of Account 4 and the Guarantee Account.

ACCOUNT 4 -- GE Life & Annuity Separate Account 4, a separate investment account we established to receive and invest the premiums you pay under the Policies, and other variable annuity policies we issue.

ACCUMULATION UNIT -- An accounting unit of measure we use in calculating the Account Value in Account 4 before the Maturity Date.

ANNUITANT -- The Annuitant is the person named in the Policy upon whose age and, where appropriate, sex, we determine monthly income benefits.

ANNUITY UNIT -- An accounting unit of measure we use in the calculation of the amount of the second and each subsequent variable income payment.

DEATH BENEFIT -- The benefit provided under a Policy upon the death of an Annuitant before the Maturity Date.

DESIGNATED BENEFICIARY(IES) -- The person(s) designated in the Policy who is alive (or in existence for non-natural entities) on the date of an Owner's, Joint Owner's or Annuitant's death and who we will treat as the sole owner of the Policy following such a death.

FUND -- Any open-end management investment company or any unit investment trust in which an Investment Subdivision invests.

GENERAL ACCOUNT -- Our assets that are not segregated in any of our separate investment accounts.

GUARANTEE ACCOUNT -- Part of our General Account that provides a guaranteed interest rate for a specified guarantee period. This account is not part of and does not depend on the investment performance of Account 4.

INVESTMENT SUBDIVISION -- A subdivision of Account 4, each of which invests exclusively in shares of a designated portfolio of one of the Funds. All Investment Subdivisions may not be available in all states or in all markets.

MATURITY DATE -- The date stated in the Policy on which your income payments will commence, if the Annuitant is living on that date.

OWNER -- The person or persons (in the case of Joint Owners) entitled to receive income payments after the Maturity Date. During the lifetime of the Annuitant, the Owner also is entitled to the ownership rights stated in the Policy and is shown on the Policy data pages and in any application. "You" or "your" refers to the Owner or Joint Owners.

POLICY DATE -- The date we issue your Policy and your Policy becomes effective. Your Policy Date is shown in your Policy and we use it to determine Policy years and anniversaries.

SURRENDER VALUE -- The Account Value less any applicable surrender charge and premium tax charges.

VALUATION DAY -- For each Investment Subdivision, each day on which the New York Stock Exchange is open for business except for days that the Fund does not value its shares.

VALUATION PERIOD -- The period between the close of business on a Valuation Day and the close of business on the next succeeding Valuation Day.

--------------------------------------------------------------------------------
                                 EXPENSE TABLE
--------------------------------------------------------------------------------
This table describes the various costs and expenses that you will pay (either directly or indirectly) if you purchase the Policy. The table reflects expenses both of Investment Subdivisions of Account 4 and of the portfolios. For more complete descriptions of the various costs and expenses involved, see Charges and Other Deductions in this Prospectus, and the Fund prospectuses. Premium tax charges also may apply, although they do not appear in the table. In addition, we reserve the right to impose a transfer charge, although we do not currently do so.


OWNER TRANSACTION EXPENSES:

Maximum surrender charge (as a percentage of each premium payment surrendered/withdrawn):    6.00%

We reduce the surrender charge percentage over time. In general, the later you surrender or withdraw a premium payment, the lower the surrender charge will be on that premium payment.

ANNUAL EXPENSES (AS A PERCENTAGE OF ACCOUNT VALUE):

Mortality and Expense Risk Charge                                                            1.15%

Other Account fees and expenses                                                              None

Total Annual Expenses                                                                        1.15%
OTHER ANNUAL EXPENSES:

Annual Policy Maintenance Charge                                                             $30
Maximum distribution expense charge (as a percentage of the portion of Account Value in
Account 4 attributable to premium payments made in the last 10 years)                        0.20%

--------------------------------------------------------------------------------
PORTFOLIO ANNUAL EXPENSES


Annual expenses of the portfolios of the Funds for the year ended December 31, 1998 (as a percentage of each portfolio's average net assets):

                                                     MANAGEMENT FEES          OTHER EXPENSES
                                                    (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                                      AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                                   -------------------   -----------------------   -------------
PORTFOLIO
------------------------------------------------
INTERNATIONAL AND GLOBAL EQUITY
 Janus Aspen Worldwide Growth Portfolio(1)                   .65                   .07                    .72
 Janus Aspen International Growth Portfolio(1)               .66                   .20                    .86
 VIP Overseas Portfolio(2)                                   .74                   .15                    .89
 GE International Equity Fund                               1.00                   .15                   1.15
SPECIALTY
 GE Real Estate Securities Fund                              .85                   .14                    .99
SMALL-CAP STOCKS
 Oppenheimer Aggressive Growth Fund/VA                       .69                   .02                    .71
 Alger American Small Capitalization Portfolio               .85                   .04                    .89
MID-CAP GROWTH
 Janus Aspen Aggressive Growth Portfolio                     .72                   .03                    .75
 Goldman Sachs VIT Mid Cap Value Fund*(5)                    .80                   .15                    .95
 PBHG Growth II Portfolio(9)                                 .51                   .69                   1.20
MID-CAP VALUE
 GE Value Equity Fund**                                      .65                   .10                    .75
LARGE-CAP GROWTH
 Janus Aspen Growth Portfolio(1)                             .65                   .03                    .68
 Janus Aspen Capital Appreciation Portfolio(1)               .70                   .22                    .92
 VIP II Contrafund Portfolio(3)                              .59                   .07                    .66
 VIP Growth Portfolio(2)                                     .59                   .07                    .66
 VIP III Growth & Income Portfolio(4)                        .49                   .11                    .60
 Oppenheimer Capital Appreciation Fund/VA                    .72                   .03                    .75
 GE Premier Growth Equity Fund                               .65                   .17                    .82
 Alger American Growth Portfolio                             .75                   .04                    .79
 PBHG Large Cap Growth Portfolio(9)                          .32                   .78                   1.10
LARGE-CAP VALUE
 VIP Equity-Income Portfolio(2)                              .49                   .08                    .57
 VIP III Growth Opportunities Portfolio(4)                   .59                   .11                    .70
 GE U.S. Equity Fund                                         .55                   .14                    .69
 GE S&P 500 Index Fund                                       .35                   .10                    .45
 Federated Utility Fund II(8)                                .68                   .25                    .93
 Federated American Leaders Fund II(8)                       .74                   .14                    .88
 Goldman Sachs VIT Growth and Income Fund(5)                 .75                   .15                    .90
 Salomon Investors Fund(6)                                   .70                   .30                   1.00
BALANCED
 Janus Aspen Balanced Portfolio                              .72                   .02                    .74
 VIP II Asset Manager Portfolio(3)                           .54                   .09                    .63
 Oppenheimer Multiple Strategies Fund/VA                     .72                   .04                    .76
 GE Total Return Fund                                        .50                   .13                    .63
 Salomon Total Return Fund(6)                                .80                   .20                   1.00
GLOBAL BOND
 GE Global Income Fund                                       .60                   .22                    .82

                                             MANAGEMENT FEES          OTHER EXPENSES
                                            (AFTER FEE WAIVER     (AFTER REIMBURSEMENT-     TOTAL ANNUAL
                                              AS APPLICABLE)          AS APPLICABLE)          EXPENSES
                                           -------------------   -----------------------   -------------
HIGH-YIELD BONDS
 Janus Aspen Flexible Income Portfolio             .65                     .08                    .73
 Oppenheimer High Income Fund/VA                   .74                     .04                    .78
 Federated High Income Bond Fund II                .60                     .18                    .78
DOMESTIC BONDS
 Oppenheimer Bond Fund/VA                          .72                     .02                    .74
 GE Income Fund                                    .50                     .14                    .64
 Salomon Strategic Bond Fund(6)                    .75                     .25                   1.00
MONEY MARKET
 GE Money Market Fund(7)                           .25                     .12                    .37

Not all portfolios may be available in all states or markets.

* These expenses are estimated due to the Fund being in existence for less than 10 months.

** Although past practice reflects investments within the mid cap range, the Fund is not restricted on the capitalizations of the companies in which it can invest.

 1 Absent reimbursements, the total annual expenses of the portfolios of the Janus Aspen Series during 1998 would have been .75% for Growth Portfolio, .95% for International Growth Portfolio, .74% for Worldwide Growth Portfolio, and .97% for Capital Appreciation Portfolio.

 2 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund during 1998 would have been .58% for VIP Equity-Income Portfolio, .91% for VIP Overseas Portfolio and .68% for VIP Growth Portfolio.

 3 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund II during 1998 would have been .64% for VIP II Asset Manager Portfolio and .70% for VIP II Contrafund Portfolio.

 4 A portion of the brokerage commissions that certain funds pay was used to reduce fund expenses. In addition, certain funds, or FMR on behalf of certain funds, have entered into arrangements with their custodian whereby credits realized as a result of uninvested cash balances were used to reduce custodian expenses. Absent these reductions and credits, the total annual expenses of the portfolios of the Variable Insurance Products Fund III during 1998 would have been .61% for VIP III Growth & Income Portfolio and .71% for VIP III Growth Opportunities Portfolio.

 5 Goldman Sachs Asset Management has voluntarily agreed to reduce or limit certain other expenses (excluding management fees, taxes, interest, brokerage fees, litigation, indemnification and other extraordinary expenses) to the extent such expenses exceed 0.15% of each Fund's respective average daily net assets. The investment adviser may modify or discontinue any of the limitations set forth above in the future at its discretion. Absent reimbursements, the total annual expenses during 1998 would have been 2.69% for Growth and Income Fund and 4.79% for Mid Cap Value Fund.

 6 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of Salomon Brothers Variable Series Fund during 1998 would have been 2.07% for Investors Fund, 2.90% for Total Return Fund and 1.79% for Strategic Bond Fund.

 7 GE Investment Management Incorporated currently serves as investment adviser to GE Investments Funds, Inc. (formerly Life of Virginia Series Fund, Inc.) and has voluntarily agreed to waive a portion of the fee payable by the Fund. Absent this fee waiver, the total annual expenses during 1998 of the GE Money Market Fund would have been .59%.

 8 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of the Federated Insurance Series during 1998 would have been .89% for Federated American Leaders Fund II and 1.00% for Federated Utility Fund II.

 9 Absent certain fee waivers or reimbursements, the total annual expenses of the portfolios of PBHG Insurance Series Fund, Inc. would have been 1.54% for PBHG Growth II Portfolio and 1.53% for PBHG Large Cap Growth Portfolio.

--------------------------------------------------------------------------------
EXAMPLES


These examples show what your costs would be under certain hypothetical situations. The examples do not represent past or future expenses. Your actual expenses may be more or less than those shown. The examples are based on the annual expenses of the portfolios of the Funds for the year ended December 31, 1998 (shown above in Portfolio Annual Expenses). The examples assume that the $30 policy maintenance charge is equivalent to 0.1% of Account Value attributable to the hypothetical investment.

EXAMPLES: An Owner would pay the following expense on a $1,000 investment, assuming a 5% annual return on assets and the charges and expenses reflected in the Expense Table above:

1. If you surrender* your Policy at the end of the applicable period:



                                                             1 YEAR        3 YEARS        5 YEARS       10 YEARS
SUBDIVISION INVESTING IN:                                 -----------   ------------   ------------   ------------
INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth Portfolio ................    $  75.84      $  121.39      $  151.84      $  250.32
Janus Aspen International Growth Portfolio ............       77.25         125.64         158.95         264.58
VIP Overseas Portfolio ................................       77.55         126.55         160.47         267.60
GE International Equity Fund ..........................       80.17         134.41         173.53         293.43
SPECIALTY
GE Real Estate Securities Fund ........................       78.56         129.58         165.51         277.63
SMALL-CAP STOCKS
Oppenheimer Aggressive Growth Fund/VA .................       75.74         121.07         151.33         249.29
Alger American Small Capitalization Portfolio .........       77.55         126.55         160.47         267.60
MID-CAP GROWTH
Janus Aspen Aggressive Growth Portfolio ...............       76.14         122.30         153.37         253.39
Goldman Sachs VIT Mid Cap Value Fund ..................       78.15         128.37         163.50         273.63
PBHG Growth II Portfolio ..............................       80.67         135.91         176.02         298.32
MID-CAP VALUE
GE Value Equity Fund ..................................       76.14         122.30         153.37         253.39
LARGE-CAP GROWTH
Janus Aspen Growth Portfolio ..........................       75.44         120.17         149.80         246.21
Janus Aspen Capital Appreciation Portfolio ............       77.85         127.46         161.99         270.62
VIP II Contrafund Portfolio ...........................       75.23         119.55         148.78         244.14
VIP Growth Portfolio ..................................       75.23         119.55         148.78         244.14
VIP III Growth & Income Portfolio .....................       74.62         117.72         145.70         237.93
Oppenheimer Capital Appreciation Fund/VA ..............       76.14         122.30         153.37         253.39
GE Premier Growth Equity Fund .........................       76.85         124.43         156.92         260.53
Alger American Growth Portfolio .......................       76.54         123.51         155.41         257.48
PBHG Large Cap Growth Portfolio .......................       79.66         132.90         171.03         288.52
LARGE-CAP VALUE
VIP Equity-Income Portfolio ...........................       74.32         116.80         144.17         234.80
VIP III Growth Opportunities Portfolio ................       75.64         120.77         150.83         248.27
GE U.S. Equity Fund ...................................       75.54         120.47         150.31         247.24
GE S&P 500 Index Fund .................................       73.10         113.12         137.98         222.21
Federated Utility Fund II .............................       77.95         127.77         162.49         271.63
Federated American Leaders Fund II ....................       77.45         126.25         159.97         266.60
Goldman Sachs VIT Growth and Income Fund ..............       77.65         126.85         160.98         268.61
Salomon Investors Fund ................................       78.66         129.88         166.01         278.62

                                                       1 YEAR        3 YEARS        5 YEARS       10 YEARS
SUBDIVISION INVESTING IN:                           -----------   ------------   ------------   ------------
BALANCED
Janus Aspen Balanced Portfolio ..................    $  76.04      $  121.99      $  152.87      $  252.37
VIP II Asset Manager Portfolio ..................       74.92         118.64         147.24         241.04
Oppenheimer Multiple Strategies Fund/VA .........       76.24         122.60         153.88         254.42
GE Total Return Fund ............................       74.92         118.64         147.24         241.04
Salomon Total Return Fund .......................       78.66         129.88         166.01         278.62
GLOBAL BOND
GE Global Income Fund ...........................       76.85         124.43         156.92         260.53
HIGH-YIELD BONDS
Janus Aspen Flexible Income Portfolio ...........       75.94         121.69         152.35         251.35
Oppenheimer High Income Fund/VA .................       76.44         123.21         154.89         256.46
Federated High Income Bond Fund II ..............       76.44         123.21         154.89         256.46
DOMESTIC BONDS
Oppenheimer Bond Fund/VA ........................       76.04         121.99         152.87         252.37
GE Income Fund ..................................       75.03         118.94         147.75         242.08
Salomon Strategic Bond Fund .....................       78.66         129.88         166.01         278.62
MONEY MARKET
GE Money Market Fund ............................       72.30         110.66         133.84         213.73

* surrender includes annuitization over a period of less than 5 years.

2. If you annuitize at the end of the applicable period, or do not surrender*:



                                                             1 YEAR       3 YEARS        5 YEARS       10 YEARS
SUBDIVISION INVESTING IN:                                 -----------   -----------   ------------   ------------
INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth Portfolio ................    $  22.01      $  67.91      $  116.44      $  250.32
Janus Aspen International Growth Portfolio ............       23.41         72.14         123.52         264.58
VIP Overseas Portfolio ................................       23.71         73.04         125.03         267.60
GE International Equity Fund ..........................       26.31         80.85         138.03         293.43
SPECIALTY
GE Real Estate Securities Fund ........................       24.71         76.05         130.05         277.63
SMALL-CAP STOCKS
Oppenheimer Aggressive Growth Fund/VA .................       21.91         67.60         115.93         249.29
Alger American Small Capitalization Portfolio .........       23.71         73.04         125.03         267.60
MID-CAP GROWTH
Janus Aspen Aggressive Growth Portfolio ...............       22.31         68.82         117.96         253.39
Goldman Sachs VIT Mid Cap Value Fund ..................       24.31         74.85         128.05         273.63
PBHG Growth II Portfolio ..............................       26.81         82.34         140.51         298.32
MID-CAP VALUE
GE Value Equity Fund ..................................       22.31         68.82         117.96         253.39
LARGE-CAP GROWTH
Janus Aspen Growth Portfolio ..........................       21.61         66.70         114.41         246.21
Janus Aspen Capital Appreciation Portfolio ............       24.01         73.95         126.54         270.62
VIP II Contrafund Portfolio ...........................       21.40         66.09         113.39         244.14
VIP Growth Portfolio ..................................       21.40         66.09         113.39         244.14

                                                        1 YEAR       3 YEARS        5 YEARS       10 YEARS
SUBDIVISION INVESTING IN:                            -----------   -----------   ------------   ------------
VIP III Growth & Income Portfolio ................    $  20.80      $  64.27      $  110.33      $  237.93
Oppenheimer Capital Appreciation Fund/VA .........       22.31         68.82         117.96         253.39
GE Premier Growth Equity Fund ....................       23.01         70.93         121.50         260.53
Alger American Growth Portfolio ..................       22.71         70.02         119.99         257.48
PBHG Large Cap Growth Portfolio ..................       25.81         79.35         135.54         288.52
LARGE-CAP VALUE
VIP Equity-Income Portfolio ......................       20.50         63.35         108.80         234.80
VIP III Growth Opportunities Portfolio ...........       21.81         67.30         115.43         248.27
GE U.S. Equity Fund ..............................       21.71         67.00         114.92         247.24
GE S&P 500 Index Fund ............................       19.29         59.70         102.64         222.21
Federated Utility Fund II ........................       24.11         74.25         127.04         271.63
Federated American Leaders Fund II ...............       23.61         72.74         124.53         266.60
Goldman Sachs VIT Growth and Income Fund .........       23.81         73.34         125.54         268.61
Salomon Investors Fund ...........................       24.81         76.35         130.55         278.62

BALANCED
Janus Aspen Balanced Portfolio ...................       22.21         68.51         117.46         252.37
VIP II Asset Manager Portfolio ...................       21.10         65.18         111.86         241.04
Oppenheimer Multiple Strategies Fund/VA ..........       22.41         69.12         118.47         254.42
GE Total Return Fund .............................       21.10         65.18         111.86         241.04
Salomon Total Return Fund ........................       24.81         76.35         130.55         278.62
GLOBAL BOND
GE Global Income Fund ............................       23.01         70.93         121.50         260.53
HIGH-YIELD BONDS
Janus Aspen Flexible Income Portfolio ............       22.11         68.21         116.95         251.35
Oppenheimer High Income Fund/VA ..................       22.61         69.72         119.48         256.46
Federated High Income Bond Fund II ...............       22.61         69.72         119.48         256.46
DOMESTIC BONDS
Oppenheimer Bond Fund/VA .........................       22.21         68.51         117.46         252.37
GE Income Fund ...................................       21.20         65.48         112.37         242.08
Salomon Strategic Bond Fund ......................       24.81         76.35         130.55         278.62
MONEY MARKET
GE Money Market Fund .............................       18.49         57.25          98.25         213.73

* surrender includes annuitization over a period of less than 5 years.

The Funds supplied all of the figures provided under the subheading Portfolio Annual Expenses and part of the data used to produce the figures in the examples. We have not independently verified this information. Certain fund expenses are shown net of fee waivers and reimbursements. We cannot guarantee that the fee waivers and reimbursements will continue.


OTHER POLICIES

We offer other variable annuity policies which also may invest in the same portfolios offered under the Policy. These policies have different charges that could affect their Investment Subdivisions' performance, and they offer different benefits.

--------------------------------------------------------------------------------
                                   SYNOPSIS
--------------------------------------------------------------------------------
WHAT TYPE OF POLICY AM I BUYING? The Policy is an individual flexible premium variable deferred annuity policy. We may issue it as a policy qualified ("Qualified Policy") under the Internal Revenue Code of 1986, as amended (the "Code"), or as a policy that is not qualified under the Code ("Non-Qualified Policy"). This Prospectus only provides disclosure about the Policy. Certain features described in this prospectus may vary from your Policy. If your Policy Form is P1098A, B, C, or U 1/87 and/or we issued your Policy before January 28, 1991, please see the Appendix. SEE The Policy.

HOW DOES THE POLICY WORK? Once we approve your application, we will issue a policy to you. During the accumulation period, while you are paying in, you can use your premium payments to buy Accumulation Units under Account 4 or interests in the Guarantee Account. Should you decide to annuitize (that is change your Policy to a payout mode rather than an accumulation mode), we will convert your Accumulation Units to Annuity Units. You can choose a fixed or variable income payment. If you choose variable income payments, we will base your periodic income payments upon the number of Annuity Units to which you became entitled at the time you decided to annuitize and on the value of each unit on the date we determine the payment. SEE The Policy.

WHAT ARE MY VARIABLE INVESTMENT CHOICES? Through its 41 Investment Subdivisions, Account 4 uses your premium payments to purchase shares, at your direction, in one or more portfolios of the 11 Funds. In turn, each portfolio holds securities consistent with its own particular investment policy. Amounts you allocate to Account 4 will reflect the investment performance of the portfolios you select. You bear the risk of investment gain or loss. SEE Account 4 -- Investment Subdivisions.

WHAT IS THE GUARANTEE ACCOUNT? We offer fixed investment choices through our Guarantee Account. The Guarantee Account is part of our General Account and pays interest at declared rates we guarantee for selected periods of time. We also guarantee the principal, after deductions. Since the Guarantee Account is part of the General Account, we assume the risk of investment gain or loss on this amount. You may transfer value between the Guarantee Account and Account 4 subject to certain restrictions. SEE Transfers Before the Maturity Date. The Guarantee Account may not be available in all states or all markets.

WHAT CHARGES ARE ASSOCIATED WITH THIS POLICY? We deduct a distribution expense charge monthly from Account Value during the first ten Policy years following each premium payment. This charge equals an annual rate of .20% of that portion of Account Value attributable to each premium payment made within the past 10 years. SEE Distribution Expense Charge.

Should you withdraw Account Value before your premium payments have been in your Policy for six years, we will assess a surrender charge of anywhere from 0% to 6%, depending upon how many years those payments have been in the Policy. (Note: We waive or reduce this charge under certain conditions). SEE Surrender Charge.

We assess an annual charge at an effective annual rate of 1.15% against the daily net asset value of Account 4, including that portion of the account attributable to your premium payments. This charge is for mortality and expense risks. Additionally, we impose an annual policy maintenance charge of $30. For a complete discussion of all charges associated with the Policy, see Charges and Other Deductions.

If your state assesses a premium tax with respect to your Policy, then at the time your Policy incurs the tax (or at such other time as we may choose), we will deduct those amounts from Premium Payments or Account Value, as applicable. SEE Charges and Other Deductions and Deductions for Premium Taxes.

The portfolios also have certain expenses. These include management fees and other expenses associated with the daily operation of each portfolio. SEE Account 4 -- Investment Subdivisions. These portfolio expenses are more fully described in each Fund's prospectus.

HOW MUCH MUST I PAY, AND HOW OFTEN? Subject to certain minimum and maximum payments, the amount and frequency of your premium payments are completely flexible. SEE The Policy -- Premium Payments.

HOW WILL MY INCOME PAYMENTS BE CALCULATED? We will pay you a monthly income beginning on the Maturity Date if the Annuitant is still living. You may also decide to annuitize under one of the optional payment plans. We will base your initial payment on maturity value and other factors. SEE Income Payments.

WHAT HAPPENS IF I DIE BEFORE THE MATURITY DATE? Before the Maturity Date, if an Owner, Joint Owner, or Annuitant dies while the Policy is in force, we will treat the Designated Beneficiary as the sole Owner of the Policy, subject to certain distribution rules. We may pay a Death Benefit to the Designated Beneficiary. SEE Death of an Owner or Joint Owner Before the Maturity Date.

MAY I TRANSFER ACCOUNT VALUE AMONG PORTFOLIOS? Yes, but there may be limits on how often you may do so. The minimum transfer amount is $100 or the entire balance in the Investment Subdivision if the transfer will leave a balance of less than $100. SEE The Policy -- Transfers Before the Maturity Date, and Income Payments -- Transfers After the Maturity Date.

MAY I SURRENDER THE POLICY OR MAKE A PARTIAL SURRENDER? Yes, subject to Policy requirements and to restrictions imposed under certain retirement plans.

If you surrender the Policy or make a partial surrender, we may assess a surrender charge as discussed above. In addition, you may be subject to income tax and, if you are younger than age 59 1/2 at the time of the surrender, a 10% premature withdrawal penalty tax. A surrender or a partial surrender may also be subject to withholding. SEE Federal Tax Matters. A partial surrender will reduce the Death Benefit.

DO I GET A FREE LOOK AT THIS POLICY? Yes. You have the right to return the Policy to us at our Home Office, and have us cancel the Policy within a certain number of days (usually 10 days from the date you receive the Policy, but some states require different periods).

If you exercise this right, we will cancel the Policy as of the day we receive your request and send you a refund equal to your Account Value plus any charges we have deducted from premium payments prior to the allocation to Account 4 (and excluding any charges the portfolios may have deducted) on or before the date we received the returned Policy. Or, if greater, and required by the law of your state, we will refund your premium (less any withdrawals previously taken). SEE Return Privilege.

WHEN ARE MY ALLOCATIONS EFFECTIVE? In states that require us to return your premium payments upon exercise of your free look right, we will allocate amounts you allocated to Account 4 to the Investment Subdivision investing in GE Investments Funds' Money Market Fund (the "Money Market Investment Subdivision") until we deem the free look period to have expired. SEE Allocation of Premium Payments.

WHERE MAY I FIND MORE INFORMATION ABOUT ACCUMULATION UNIT VALUES? The Condensed Financial Information section at the end of this Prospectus provides more information about Accumulation Unit Values.

--------------------------------------------------------------------------------
                              INVESTMENT RESULTS
--------------------------------------------------------------------------------
At times, Account 4 may compare its investment results to various unmanaged indices or other variable annuities in reports to shareholders, sales literature, and advertisements. We will calculate the results on a total return basis for various periods, with or without surrender charges. Results calculated without surrender charges will be higher. Total returns include the reinvestment of all distributions of the portfolios. Total returns without surrender charges reflect Fund charges and expenses and mortality and expense risk charges. Total returns with surrender charges also reflect these charges, plus distribution expense charges and policy maintenance charges. Total returns do not reflect premium taxes. SEE the SAI for further information.

--------------------------------------------------------------------------------
                             FINANCIAL STATEMENTS
--------------------------------------------------------------------------------
The consolidated financial statements for The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and Life of Virginia Separate Account 4, now known as GE Life & Annuity Separate Account 4, are located in the SAI. If you would like a free copy of the SAI, call 1-800-352-9910. Otherwise, the SAI is available on the SEC's website at http://www.sec.gov.

--------------------------------------------------------------------------------
                     GE LIFE AND ANNUITY ASSURANCE COMPANY
--------------------------------------------------------------------------------
We are a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. We principally offer life insurance and annuity policies. We may do business in 49 states and the District of Columbia. Our principal offices are at 6610 West Broad Street, Richmond, Virginia 23230. Before January 1, 1999, our company name was The Life Insurance Company of Virginia.

General Electric Capital Assurance Company ("GE Capital Assurance") owns a majority of our capital stock. GE Capital Assurance is an indirect wholly owned subsidiary of General Electric Capital Corporation ("GE Capital"). GE Financial Assurance Holdings Inc., a direct wholly owned subsidiary of GE Capital, owns the remaining stock. GE Capital, a New York corporation, is a diversified financial services company whose subsidiaries consist of specialty insurance, equipment management, and commercial and consumer financing businesses. GE Capital's indirect parent, General Electric Company, founded more than one hundred years ago by Thomas Edison, is the world's largest manufacturer of jet engines, engineering plastics, medical diagnostic equipment, and large electric power generation equipment.

GNA Corporation, a direct wholly owned subsidiary of GE Financial Assurance Holdings, Inc., directly owns the stock of Capital Brokerage Corporation, the principal underwriter for the Policies, and a broker/dealer registered with the U.S. Securities and Exchange Commission.

We are a member of the Insurance Marketplace Standards Association ("IMSA"). We may use the IMSA membership logo and language in our advertisements, as outlined in IMSA's Marketing and Graphics Guidelines. Companies that belong to IMSA subscribe to a set of ethical standards covering the various aspects of sales and service for individually sold life insurance and annuities.

--------------------------------------------------------------------------------
                                   ACCOUNT 4
--------------------------------------------------------------------------------
We established Account 4 as a separate investment account on August 19, 1987. Account 4 may invest in mutual funds, unit investment trusts, managed separate accounts, and other portfolios. We use Account 4 to support the Policy as well as for other purposes permitted by law.

Account 4 currently has 41 Investment Subdivisions available under the Policy, but that number may change in the future. Each Investment Subdivision invests exclusively in shares representing an interest in a separate corresponding portfolio of the Funds described below. We allocate net premium payments (that is, your premium payment multiplied by the premium tax factor shown in your Policy) in accordance with your instructions among up to ten of the 41 Investment Subdivisions available under the Policy.

The assets of Account 4 belong to us. Nonetheless, we do not charge the assets in Account 4 attributable to the Policies with liabilities arising out of any other business which we may conduct. The assets of Account 4 shall, however, be available to cover the liabilities of our General Account to the extent that the assets of Account 4 exceed its liabilities arising under the Policies supported by it. Income and both realized and unrealized gains or losses from the assets of Account 4 are credited to or charged against Account 4 without regard to the income, gains, or losses arising out of any other business we may conduct.

We registered Account 4 with the SEC as a unit investment trust under the Investment Company Act of 1940 ("1940 Act"). Account 4 meets the definition of a separate account under the federal securities laws. Registration with the SEC does not involve supervision of the management or investment practices or policies of Account 4 by the SEC. You assume the full investment risk for all amounts you allocate to Account 4.

THE PORTFOLIOS

There is a separate Investment Subdivision which corresponds to each portfolio of a Fund offered in this Policy. You decide the Investment Subdivisions to which you allocate net premium payments. You may change your allocation without penalty or charges.

Each Fund is registered with the Securities and Exchange Commission as an open-end management investment company under the 1940 Act. The assets of each portfolio are separate from other portfolios of a Fund and each portfolio has separate investment objectives and policies. As a result, each portfolio operates as a separate portfolio and the investment performance of one portfolio has no effect on the investment performance of any other portfolio.

Before choosing an Investment Subdivision to allocate your net premium payments and Account Value, carefully read the prospectus for each Fund, along with this Prospectus. We summarize the investment objectives of each portfolio below. There is no assurance that any of the portfolios will meet these objectives. We do not guarantee any minimum value for the amounts you allocate to Account 4. You bear the investment risk of investing in the portfolios.

The investment objectives and policies of certain portfolios are similar to the investment objectives and policies of other portfolios that may be managed by the same investment adviser or manager. The investment results of the portfolios, however, may be higher or lower than the results of such other portfolios. There can be no assurance, and no representation is made, that the investment results of any of the portfolios will be comparable to the investment results of any other portfolio, even if the other portfolio has the same investment adviser or manager, or if the other portfolio has a similar name.

INVESTMENT SUBDIVISIONS

We offer you a choice from among 41 Investment Subdivisions, each of which invests in an underlying portfolio of one of the Funds. You may allocate premiums to up to ten Investment Subdivisions at any one time.

                            INVESTMENT SUBDIVISIONS



                                                                                                      ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                INVESTMENT OBJECTIVE(1)                      ADVISER, AS APPLICABLE)
---------------------------------- -------------------------------------------------------------- ------------------------
                                             INTERNATIONAL AND GLOBAL EQUITY
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term capital growth in a manner consistent          Janus Capital
  Worldwide Growth Portfolio       with the preservation of capital. Pursues this objective by    Corporation
                                   investing in a diversified portfolio of common stocks of
                                   foreign and domestic issuers of all sizes. Normally invests in at least five different countries including the United
                                   States.
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term growth of capital. Pursues this objective      Janus Capital
  International Growth Portfolio   primarily through investments in common stocks of              Corporation
                                   issuers located outside the United States. The portfolio
                                   normally invests at least 65% of its total assets in
                                   securities of issuers from at least five different countries, excluding the United States.
--------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks long-term growth of capital by investing at least        Fidelity
  PRODUCTS FUND                    65% of total assets in foreign securities, primarily in        Management &
  VIP Overseas Portfolio           common stocks.                                                 Research
                                                                                                  Company
--------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing long-term growth of capital by          GE Investment
  International Equity Fund        investing primarily in foreign equity and equity-related       Management
                                   securities which the Adviser believes have long-term           Incorporated
                                   potential for capital growth.
--------------------------------------------------------------------------------------------------------------------------
                                                          SPECIALTY
--------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing maximum total return through            GE Investment
  Real Estate Securities Fund      current income and capital appreciation by investing           Management
                                   primarily in securities of U.S. issuers that are principally   Incorporated
                                   engaged in or related to the real estate industry including    (Subadvised by
                                   those that own significant real estate assets. The portfolio   Seneca Capital
                                   will not invest directly in real estate.                       Management,
                                                                                                  L.L.C.)
---------------------------------------------------------------------------------------------------------------------------
                                                      SMALL-CAP STOCKS
---------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks to achieve capital appreciation by investing in          Oppenhei-
  FUNDS                            "growth-type" companies.                                       merFunds, Inc.
  Aggressive Growth Fund/VA
  (formerly known as Aggressive
  Growth Fund)
---------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN FUND          Seeks long-term capital appreciation by focusing on            Fred Alger
  Alger American Small             small, fast-growing companies that offer innovative            Management,
  Capitalization Portfolio         products, services or technologies to a rapidly expanding      Inc.
                                   marketplace. Under normal circumstances, the portfolio
                                   invests primarily in the equity securities of small
                                   capitalization companies. A small capitalization company
                                   is one that has a market capitalization within the range of the Russell 2000 Growth Index or the S&P(R) Small Cap
                                   600 Index.
---------------------------------------------------------------------------------------------------------------------------

---------
(1) Standard and Poor's, together with the Funds, determined these categorizations.

                                                                                                     ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                      ADVISER, AS APPLICABLE)
---------------------------------- ------------------------------------------------------------- ------------------------
                                                     MID-CAP GROWTH
-------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Non-diversified portfolio pursuing long-term growth of        Janus Capital
  Aggressive Growth Portfolio      capital. Pursues this objective by normally investing at      Corporation
                                   least 50% of its assets in equity securities issued by
                                   medium-sized companies.
-------------------------------------------------------------------------------------------------------------------------
  GOLDMAN SACHS VARIABLE           Seeks long-term capital appreciation, primarily through       Goldman Sachs
  INSURANCE TRUST (VIT)            equity securities of companies with public stock market       Asset
  Mid Cap Value Fund               capitalizations within the range of the market                Management
  (formerly known as Mid Cap       capitalization of companies constituting the Russell
  Equity Fund)                     Midcap Index at the time of investment (currently
                                   between $400 million and $16 billion).
-------------------------------------------------------------------------------------------------------------------------
  PBHG INSURANCE SERIES FUND       Seeks to achieve capital appreciation by investing at least   Pilgrim Baxter &
  PBHG Growth II Portfolio         65% of its total assets in the growth securities (primarily   Associates, Ltd.
                                   common stocks) of small and medium sized companies
                                   (market capitalization or annual revenues between $500
                                   million and $10 billion) that, in the adviser's opinion,
                                   have an outlook for strong earnings growth and capital
                                   appreciation potential.
--------------------------------------------------------------------------------------------------------------------------
                                                       MID-CAP VALUE
--------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing long term growth of capital by         GE Investment
  Value Equity Fund                investing primarily in common stock and other equity          Management
                                   securities of companies that the investment adviser           Incorporated
                                   believes are undervalued by the marketplace at the time       (Subadvised by
                                   of purchase and that offer the potential for above-average    NWQ Investment
                                   growth of capital. Although the current portfolio reflects    Management
                                   investments primarily within the mid cap range, the Fund      Company)
                                   is not restricted to investments within any particular
                                   capitalization and may in the future invest a majority of
                                   its assets in another capitalization range.

--------------------------------------------------------------------------------------------------------------------------
                                                      LARGE-CAP GROWTH
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term capital growth consistent with the            Janus Capital
  Growth Portfolio                 preservation of capital and pursues its objective by          Corporation
                                   investing in common stocks of companies of any size.
                                   Emphasizes larger, more established issuers.
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long-term growth of capital. Pursues this objective     Janus Capital
  Capital Appreciation Portfolio   by investing primarily in common stocks of companies of       Corporation
                                   any size.
--------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks long-term capital appreciation by investing mainly      Fidelity
  PRODUCTS FUND II                 in common stocks and in securities of companies whose         Management &
  VIP II Contrafund Portfolio      value is believed to have not been fully recognized by the    Research
                                   public. This fund invests in domestic and foreign issuers.    Company
                                   This fund also invests in "growth" stocks or "value"
                                   stocks or both.
--------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks capital appreciation by investing primarily in          Fidelity
  PRODUCTS FUND                    common stocks of companies believed to have                   Management &
  VIP Growth Portfolio             above-average growth potential.                               Research
                                                                                                 Company
--------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks high total return through a combination of current      Fidelity
  PRODUCTS FUND III                income and capital appreciation by investing a majority of    Management &
  VIP III Growth & Income          assets in common stocks with a focus on those that pay        Research
  Portfolio                        current dividends and show potential for capital              Company
                                   appreciation.
--------------------------------------------------------------------------------------------------------------------------

                                                                                                     ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                      ADVISER, AS APPLICABLE)
----------------------------------- ------------------------------------------------------------ ------------------------
OPPENHEIMER VARIABLE ACCOUNT          Seeks capital appreciation from investments in securities    Oppenhei-
Capital Appreciation Fund/VA          of well-known and established companies. Such securities     merFunds, Inc.
(formerly known as Growth Fund)       generally have a history of earnings and dividends and
                                      are issued by seasoned companies (having an operating
                                      history of at least five years, including predecessors).
                                      Current income is a secondary consideration in the
                                      selection of the Capital Appreciation Fund's portfolio
                                      securities.
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing long-term growth of capital as        GE Investment
  Premier Growth Equity Fund        well as future (rather than current) income by investing     Management
                                    primarily in growth-oriented equity securities.              Incorporated
-------------------------------------------------------------------------------------------------------------------------
  THE ALGER AMERICAN FUND           Seeks long-term capital appreciation by focusing on          Fred Alger
  Alger American Growth Portfolio   growing companies that generally have broad product          Management,
                                    lines, markets, financial resources and depth of             Inc.
                                    management. Under normal circumstances, the portfolio
                                    invests primarily in the equity securities of large
                                    companies. The portfolio considers a large company to
                                    have a market capitalization of $1 billion or greater.
-------------------------------------------------------------------------------------------------------------------------
  PBHG INSURANCE SERIES FUND        Seeks long term growth of capital by investing at least      Pilgrim Baxter &
  PBHG Large Cap Growth             65% of its total assets in growth securities (primarily      Associates, Ltd.
  Portfolio                         common stocks) of large capitalization companies (market
                                    capitalization over $1 billion) that, in the adviser's
                                    opinion, have an outlook for strong earnings growth and
                                    capital appreciation potential.
-------------------------------------------------------------------------------------------------------------------------
                                                      LARGE-CAP VALUE
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE       Seeks reasonable income and will consider the potential      Fidelity
  PRODUCTS FUND                     for capital appreciation. The fund also seeks a yield,       Management &
  VIP Equity-Income Portfolio       which exceeds the composite yield on the securities          Research
                                    comprising the S&P 500 by investing primarily in             Company
                                    income-producing equity securities and by investing in
                                    domestic and foreign issuers.
-------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE       Seeks to provide capital growth by investing primarily in    Fidelity
  PRODUCTS FUND III                 common stock and other types of securities, including        Management &
  VIP III Growth Opportunities      bonds, which may be lower-quality debt securities.           Research
  Portfolio                                                                                      Company
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing long-term growth of capital           GE Investment
  U.S. Equity Fund                  through investments primarily in equity securities of U.S.   Management
                                    companies.                                                   Incorporated
-------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS              Objective of providing capital appreciation and              GE Investment
  S&P 500 Index Fund(2)             accumulation of income that corresponds to the               Management
                                    investment return of the Standard & Poor's 500               Incorporated
                                    Composite Stock Price Index through investment in            (Subadvised by
                                    common stocks comprising the Index.                          State Street
                                                                                                 Global Advisors)
-------------------------------------------------------------------------------------------------------------------------
  FEDERATED INSURANCE SERIES        Seeks high current income and moderate capital               Federated
  Utility Fund II                   appreciation by investing primarily in equity and debt       Investment
                                    securities of utility companies.                             Management
                                                                                                 Company
 ------------------------------------------------------------------------------------------------------------------------

---------
     (2) "Standard & Poor's," "S&P," and "S&P 500" are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by GE Investment Management Incorporated. The S&P 500 Index Fund is not sponsored, endorsed, sold or promoted by Standard & Poor's, and Standard & Poor's makes no representation or warranty, express or implied, regarding the advisability of investing in this Fund or the Policy.

                                                                                                       ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                   INVESTMENT OBJECTIVE                       ADVISER, AS APPLICABLE)
---------------------------------- --------------------------------------------------------------- ------------------------
  FEDERATED INSURANCE SERIES       Seeks long-term growth of capital with a secondary              Federated
  American Leaders Fund II         objective of providing income. Seeks to achieve its             Investment
                                   objective by investing, under normal circumstances, at          Management
                                   least 65% of its total assets in common stock of "blue          Company
                                   chip" companies.
---------------------------------------------------------------------------------------------------------------------------
  GOLDMAN SACHS VARIABLE           Seeks long-term capital growth and growth of income,            Goldman Sachs
  INSURANCE TRUST (VIT)            primarily through equity securities that are considered to      Asset
  Growth and Income Fund           have favorable prospects for capital appreciation and/or        Management
                                   dividend-paying ability.
---------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks long-term growth of capital with current income as        Salomon
  SERIES FUNDS                     a secondary objective, primarily through investments in         Brothers Asset
  Investors Fund                   common stocks of well-known companies.                          Management Inc
---------------------------------------------------------------------------------------------------------------------------
                                                           BALANCED
---------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks long term growth of capital. Pursues this objective       Janus Capital
  Balanced Portfolio               consistent with the preservation of capital and balanced        Corporation
                                   by current income. Normally invests 40-60% of its assets
                                   in securities selected primarily for their growth potential and 40-60% of its assets in securities selected primarily
                                   for their income potential.
---------------------------------------------------------------------------------------------------------------------------
  FIDELITY VARIABLE INSURANCE      Seeks high total return with reduced risk over the              Fidelity
  PRODUCTS FUND II                 long-term by allocating assets among stocks, bonds and          Management &
  VIP II Asset Manager Portfolio   short-term and money market instruments.                        Research
                                                                                                   Company
---------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks total investment return (which includes current           Oppenhei-
  FUNDS                            income and capital appreciation in the values of its            merFunds, Inc.
  Multiple Strategies Fund/VA      shares) from investments in common stocks and other
  (formerly known as Multiple      equity securities, bonds and other debt securities, and
  Strategies Fund)                 "money market" securities.
---------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing the highest total return, composed       GE Investment
  Total Return Fund                of current income and capital appreciation, as is               Management
                                   consistent with prudent investment risk by investing in         Incorporated
                                   common stock, bonds and money market instruments, the
                                   proportion of each being continuously determined by the
                                   investment adviser.
---------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks to obtain above-average income by primarily               Salomon
  SERIES FUNDS                     investing in a broad variety of securities, including stocks,   Brothers Asset
  Total Return Fund                fixed-income securities and short-term obligations.             Management Inc
---------------------------------- --------------------------------------------------------------- ------------------------
                                                         GLOBAL BONDS
---------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing high total return, emphasizing           GE Investment
  Global Income Fund               current income and, to a lesser extent, capital                 Management
                                   appreciation. The Fund seeks to achieve this objective by       Incorporated-
                                   investing primarily in foreign and domestic                     (Subadvised by
                                   income-bearing debt securities and other foreign and            GE
                                   domestic income bearing instruments.                            Investments(US)
                                                                                                   Limited)
--------------------------------------------------------------------------------------------------------------------------

                                                                                                      ADVISER (AND SUB-
INVESTMENT SUBDIVISION                                  INVESTMENT OBJECTIVE                       ADVISER, AS APPLICABLE)
---------------------------------- -------------------------------------------------------------- ------------------------
                                                      HIGH-YIELD BONDS
--------------------------------------------------------------------------------------------------------------------------
  JANUS ASPEN SERIES               Seeks maximum total return consistent with preservation        Janus Capital
  Flexible Income Portfolio        of capital. Total return is expected to result from a          Corporation
                                   combination of income and capital appreciation. The
                                   portfolio pursues its objective primarily by investing in
                                   any type of income-producing securities. This portfolio
                                   may have substantial holdings of lower-rated debt
                                   securities or "junk" bonds. The risks of investing in junk bonds are described in the prospectus for Janus Aspen
                                   Series, which should be read carefully before investing.
--------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks high current income from investments in high yield       Oppenhei-
  FUNDS                            fixed income securities, including unrated securities or       merFunds, Inc.
  High Income Fund/VA              high-risk securities in lower rating categories. These
  (formerly known as High Income   securities may be considered speculative. This Fund may
  Fund)                            have substantial holdings of lower-rated debt securities or
                                   "junk" bonds. The risks of investing in junk bonds are
                                   described in the prospectus for the Oppenheimer Variable
                                   Account Funds, which should be read carefully before
                                   investing.
--------------------------------------------------------------------------------------------------------------------------
  FEDERATED INSURANCE SERIES       Seeks high current income by investing primarily in a          Federated
  High Income Bond Fund II         diversified portfolio of professionally managed                Investment
                                   fixed-income securities. The fixed income securities in        Management
                                   which the Fund intends to invest are lower-rated               Company
                                   corporate debt obligations, commonly referred to as "junk
                                   bonds". The risks of these securities and their high yield potential are described in the prospectus for the Federated
                                   Insurance Series, which should be read carefully before
                                   investing.
--------------------------------------------------------------------------------------------------------------------------
                                                       DOMESTIC BONDS
--------------------------------------------------------------------------------------------------------------------------
  OPPENHEIMER VARIABLE ACCOUNT     Seeks high level of current income and capital, and            Oppenhei-
  FUNDS                            growth when consistent with its primary objective. Under       merFunds, Inc.
  Bond Fund/VA                     normal conditions this fund will invest at least 65% of its
  (formerly known as Bond Fund)    total assets in investment grade debt securities.
--------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing maximum income consistent with          GE Investment
  Income Fund                      prudent investment management and preservation of              Management
                                   capital by investing primarily in income-bearing debt          Incorporated
                                   securities and other income bearing instruments.
--------------------------------------------------------------------------------------------------------------------------
  SALOMON BROTHERS VARIABLE        Seeks high level of current income with capital                Salomon
  SERIES FUNDS                     appreciation as a secondary objective, through a globally      Brothers Asset
  Strategic Bond Fund              diverse portfolio of fixed-income investments, including       Management Inc
                                   lower-rated fixed income securities commonly known as
                                   junk bonds.
--------------------------------------------------------------------------------------------------------------------------
                                                        MONEY MARKET
--------------------------------------------------------------------------------------------------------------------------
  GE INVESTMENTS FUNDS             Objective of providing highest level of current income as      GE Investment
  Money Market Fund                is consistent with high liquidity and safety of principal by   Management
                                   investing in various types of good quality money market        Incorporated
                                   securities.
--------------------------------------------------------------------------------------------------------------------------

Not all of these portfolios may be available in all states or in all markets.

We will purchase shares of the portfolios at net asset value and direct them to the appropriate Investment Subdivisions of Account 4. We will redeem sufficient shares of the appropriate portfolios at net asset value to pay Death Benefits and surrender/partial surrender proceeds, to make income payments, or for other purposes described in the Policy. We automatically reinvest all dividend and capital gain distributions of the portfolios in shares of the distributing portfolios at their net asset value on the date of distribution. In other words, we do not pay portfolio dividends or portfolio distributions out to Owners as additional units, but instead reflect them in unit values.

Shares of the portfolios of the Funds are not sold directly to the general public. They are sold to the Company and they may also be sold to other insurance companies that issue variable annuity and variable life insurance policies. In addition, they may be sold to retirement plans.

When a Fund sells shares in any of its portfolios both to variable annuity and to variable life insurance separate accounts, it engages in mixed funding. When a Fund sells shares in any of its portfolios to separate accounts of unaffiliated life insurance companies, it engages in shared funding.

Each Fund may engage in mixed and shared funding. Therefore, due to differences in redemption rates or tax treatment, or other considerations, the interests of various shareholders participating in a Fund could conflict. A Fund's Board of Directors will monitor for the existence of any material conflicts, and determine what action, if any, should be taken. See the Prospectuses for the Funds.

We have entered into agreements with either the investment adviser or distributor of each of the Funds under which the adviser or distributor pays us a fee ordinarily based upon a percentage of the average aggregate amount we have invested on behalf of Account 4 and other separate accounts. These percentages differ, and some investment advisers or distributors pay us a greater percentage than other advisors or distributors. These agreements reflect administrative services we provide.

CHANGES TO ACCOUNT 4 AND THE INVESTMENT SUBDIVISIONS

We reserve the right, within the law, to make additions, deletions, and substitutions for the Funds and/or any portfolios within the Funds in which Account 4 participates. We may substitute shares of other portfolios for shares already purchased, or to be purchased in the future, under the Policy. This substitution might occur if shares of a portfolio should no longer be available, or if investment in any portfolio's shares should become inappropriate, in the judgment of our management, for the purposes of the Policy. No substitution of the shares attributable to your Policy may take place without notice to you and before approval of the SEC, in accordance with the 1940 Act.

We also reserve the right to establish additional Investment Subdivisions, each of which would invest in a separate portfolio of a Fund, or in shares of another investment company, with a specified investment objective. We may also eliminate one or more Investment Subdivisions if, in our sole discretion, marketing, tax, or investment conditions warrant.

If permitted by law, we may deregister Account 4 under the 1940 Act in the event such registration is no longer required; manage Account 4 under the direction of a committee; or combine Account 4 with other separate accounts of the Company. Further, to the extent permitted by applicable law, we may transfer the assets of Account 4 to another separate account.

--------------------------------------------------------------------------------
                             THE GUARANTEE ACCOUNT
--------------------------------------------------------------------------------
Due to certain exemptive and exclusionary provisions of the federal securities laws, we have not registered interests in the Guarantee Account under the Securities Act of 1933 (the "l933 Act"), and we have not registered either the Guarantee Account or our General Account as an investment company under the 1940 Act. Accordingly, neither the interests in the Guarantee Account, nor our General Account are generally subject to regulation under the 1933 Act and the 1940 Act. Disclosures relating to the interests in the Guarantee Account, and the General Account, however, may be subject to certain generally applicable provisions of the federal securities laws relating to the accuracy of statements made in a registration statement.

You may allocate some or all of your net premium payments and transfer some or all of your Account Value to the Guarantee Account. We credit the portion of the Account Value allocated to the Guarantee Account with interest (as described below). Account Value in the Guarantee Account is subject to some, but not all, of the charges we assess in connection with the Policy. SEE Charges and Other Deductions.

Each time you allocate net premium payments or transfer Account Value to the Guarantee Account, we establish an interest rate guarantee period. For each interest rate guarantee period, we guarantee an interest rate for a specified period of time. At the end of an interest rate guarantee period, a new interest rate will become effective, and a new interest rate guarantee period will commence for the remaining portion of that particular allocation.

We determine the interest rates in our sole discretion. The determination made will be influenced by, but not necessarily correspond to, interest rates available on fixed income investments which we may acquire with the amounts we receive as premium payments or transfers of Account Value under the Policies. You will have no direct or indirect interest in these investments. We also will consider other factors in determining interest rates for a guarantee period including, but not limited to, regulatory and tax requirements, sales commissions, and administrative expenses borne by us, general economic trends, and competitive factors. Amounts you allocate to the Guarantee Account will not share in the investment performance of our General Account, or any portion thereof. WE CANNOT PREDICT OR GUARANTEE THE LEVEL OF INTEREST RATES IN FUTURE GUARANTEE PERIODS. HOWEVER, THE INTEREST RATES FOR ANY INTEREST GUARANTEE PERIOD WILL BE AT LEAST THE GUARANTEED INTEREST RATE SHOWN IN YOUR POLICY.

We will notify Owners in writing at least 10 days prior to the expiration date of any interest rate guarantee period about the then currently available guarantee periods and the guaranteed interest rates applicable to such interest rate guarantee periods. A new one year interest rate guarantee period will commence automatically unless we receive written notice prior to the end of the 30 day period following the expiration of the interest rate guarantee period ("30 day window") of your election of a different interest rate guarantee period from among those being offered by us at that time, or instructions to transfer all of a portion of the remaining amount to one or more Investment Subdivisions subject to certain restrictions. SEE Transfers Before the Maturity Date. During the 30 day window, the allocation will accrue interest at the new interest rate guarantee period's interest rate.

We reserve the right to credit bonus interest on premium payments allocated to a Guarantee Account participating in the Dollar-Cost Averaging Program. (This may not be available to all classes of Policies.)

--------------------------------------------------------------------------------
                         CHARGES AND OTHER DEDUCTIONS
--------------------------------------------------------------------------------
All of the charges described in this section apply to Account Value allocated to Account 4. Account Value in the Guarantee Account is subject to all of the charges described in this section except for the mortality and expense risk charge and the distribution expense charge.

We will deduct the charges described below to cover our costs and expenses, services provided, and risks assumed under the Policies. We incur certain costs and expenses for the distribution and administration of the Policies and for providing the benefits payable thereunder. Our administrative services include:


      o processing applications for and issuing the Policies;

      o processing purchases and redemptions of portfolio shares as required;

      o maintaining records;

      o administering annuity payouts;

      o furnishing accounting and valuation services (including the calculation and monitoring of daily Investment Subdivision values);

      o reconciling and depositing cash receipts;

      o providing Policy confirmations and periodic statements;

      o providing toll-free inquiry services; and

      o furnishing telephone transaction services.

The risks we assume include:

      o the risk that the Death Benefit will be greater than the Surrender
        Value;

      o the risk that the actual life-span of persons receiving income payments under the Policy will exceed the assumptions reflected in our guaranteed rates (these rates are incorporated in the Policy and cannot be changed);

      o the risk that more Owners than expected will qualify for waivers of the surrender charges; and

      o the risk that our costs in providing the services will exceed our revenues from Policy charges (which cannot be changed by us).

The amount of a charge may not necessarily correspond to the costs associated with providing the services or benefits indicated by the designation of the charge. For example, the surrender charge we collect may not fully cover all of the sales and distribution expenses we actually incur. We also may realize a profit on one or more of the charges. We may use any such profits for any corporate purpose, including the payment of sales expenses.

--------------------------------------------------------------------------------
TRANSACTION EXPENSES

SURRENDER CHARGE

We assess a surrender charge (except as described below) on partial and full surrenders of premium payments. You pay this charge to compensate us for the losses we experience on Policy distribution costs when Owners surrender or partially surrender.

We calculate the surrender charge separately for each premium payment, and deduct it from the amount surrendered. For purposes of calculating this charge, we assume that you withdraw premium payments on a first-in, first-out basis. The proceeds you receive at maturity will be subject to a surrender charge if your Maturity Date is within six years of our receipt of one of your premium payments. The surrender charge is as follows:



                                                Surrender charge as a percentage
 Number of full and partially completed years   of the surrendered or partially
     since we received the premium payment        surrendered premium payment
---------------------------------------------- ---------------------------------
                     Year                                  Percentage
---------------------------------------------- ---------------------------------
                       1                                      6%
                       2                                      6%
                       3                                      6%
                       4                                      6%
                       5                                      4%
                       6                                      2%
                  7 or more                                   0%

We do not assess the surrender charge on surrenders:

      o of free withdrawal amounts (as defined below);

      o if taken under Optional Payment Plan 1, Optional Payment Plan 2 (for a period of 5 or more years), or Optional Payment Plan 5;

      o if a waiver of surrender charge provision applies; or

      o if taken upon the death of the Annuitant. SEE The Death Benefit.

You may withdraw 10% or less of your Account Value at the close of the Valuation Period during which we receive the surrender request without a surrender charge (the "free withdrawal amount") if the surrender occurs later than twelve months after the last partial surrender. If a full or partial surrender request is made later than twelve months after the preceding partial surrender and is more than 10% of the Account Value at the end of the Valuation Period during which we receive the partial surrender request, to determine the surrender charge we reduce the total amount of premium payments by an amount equal to 10% of the Account Value. The reduction will be applied to premiums on a first-in, first-out basis, without regard to whether or not the applicable percentage surrender charge is greater than zero.

Partial and full surrenders which qualify for reduced charges as described above are available at any time where permitted. In certain states, surrenders qualifying for reduced charges may not be available until after the first Policy year.

Further, we will waive the surrender charge if you annuitize under optional Payment Plan 1 (Life Income with Period Certain), Optional Payment Plan 2 (Income for a Fixed Period) provided that you select a fixed period of 5 years or more, or Optional Payment Plan 5 (Joint Life and Survivor Income). SEE Optional Payment Plans.

We also will waive surrender charges arising from a surrender occurring before income payments begin if, at the time we receive the surrender request, we have received due proof that the Annuitant has a qualifying confinement to a state licensed or legally operated hospital or inpatient nursing facility for a minimum period as set forth in the Policy (provided the confinement began, or the illness was diagnosed, at least one year after the Policy Date). The terms and conditions of the waivers are set forth in your Policy.

The waiver of surrender charges in the event of hospital or nursing facility confinement may not be available in all states or in all markets, and is only available to Policies issued on or after May 1, 1993.

In no event will the cumulative surrender charges attributable to a particular premium payment, when taken together with the distribution expense charges previously deducted and attributable to that premium payment, exceed 8.5% of that particular premium payment. For example, in the event of a full or partial surrender, if the surrender charge otherwise calculated will cause the sum of the sales charges to exceed 8.5% of a particular premium payment, we will limit the surrender charge so that it equals the difference between 8.5% of the premium payment and the sum of the total monthly distribution expense charges and any surrender charges previously deducted and attributable to that premium payment.

To calculate the applicable sales charges, we must determine that portion of Account Value which is attributable to each premium payment. To determine this we will multiply the Account Value by the ratio associated with each particular premium payment. We recalculate these ratios each time you make an additional premium payment or you make a partial surrender.

Before the first additional premium payment or partial surrender, the entire Account Value is attributable to the initial premium payment. However, the Account Value attributable to the initial premium payment will change every time we receive an additional premium payment or you make a partial surrender.

We calculate the portion of the Account Value attributable to the first additional premium payment by dividing (a) by (b), where (a) is the amount of the additional premium payment and (b) is the Policy's total Account Value immediately after receipt of the additional premium payment. We will use this ratio to determine the portion of Account Value attributable to that payment until you make another additional premium payment or partial surrender.

Every time you make an additional premium payment, we recalculate the ratio for each other premium payment, including the initial premium payment. We do so by multiplying the last calculated ratio for each prior premium payment by the difference between one and the ratio calculated for the most recent additional premium payment.

Every time you make a partial surrender, we will redetermine the ratio associated with each premium payment. The new ratio is (a) minus (b), divided by (c), where:

      (a) is the Account Value associated with the premium payment;

      (b) is the amount of partial surrender allocated to the premium payment;
          and

      (c) is the Account Value immediately after the partial surrender.

The amount of a partial surrender allocated to a premium payment will never exceed the Account Value associated with that premium payment.
--------------------------------------------------------------------------------
DEDUCTIONS FROM ACCOUNT 4


We deduct from Account 4 a mortality and expense risk charge, computed daily (.0031690% daily), at an effective annual rate of 1.15% of the daily net asset value. We reflect this deduction from Account 4 in your Account Value.
--------------------------------------------------------------------------------
OTHER CHARGES

POLICY MAINTENANCE CHARGE

We will deduct an annual charge of $30 from the Account Value of each Policy to compensate us for certain administrative expenses incurred in connection with the Policies. We will deduct the charge at the beginning of each Policy year.

We will allocate the annual policy maintenance charge among the Investment Subdivisions in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the total Account Value in all Investment Subdivisions at the time we make the charge. If there is insufficient Account Value allocated to Account 4, we will deduct any remaining portion of the charge from the Guarantee Account from the amounts that have been in the Guarantee Account for the longest period of time. Other allocation methods may be available upon request.

DEDUCTIONS FOR PREMIUM TAXES

We will deduct charges for any premium tax or other tax levied by any governmental entity from Account Value when incurred or at another time of our choosing.

The applicable premium tax rates that states and other governmental entities impose on the purchase of an annuity are subject to change by legislation, by administrative interpretation or by judicial action. These premium taxes generally depend upon the law of your state of residence. The tax generally ranges from 0.0% to 3.5%.

OTHER CHARGES AND DEDUCTIONS

Each portfolio incurs certain fees and expenses. To pay for these charges, the portfolio makes deductions from its assets. The deductions are described more fully in each Fund's prospectus.

DISTRIBUTION EXPENSE CHARGE

We deduct a distribution expense charge monthly from Account Value during the first ten Policy years following each premium payment. We compute the charge on each monthly anniversary day and it will equal .0166% of the Policy's Account Value in each Investment Subdivision on that date attributable to each premium payment made during the previous ten years. SEE Surrender Charge for a description of the method used to determine the portion of Account Value subject to this charge. This is equivalent to an annual rate of .20%. We allocate the distribution expense charge among the Investment Subdivisions in the same proportion that the Policy's Account Value in each Investment Subdivision bears to the Total Account Value in all Investment Subdivisions on that day. We do not deduct this charge from amounts in the Guarantee Account. You may request other allocation methods for the distribution expense charge.

ADDITIONAL INFORMATION

We may reduce or eliminate the surrender and/or distribution expense charges described previously for any particular Policy. However, we will reduce these charges only to the extent that we anticipate lower distribution and/or administrative expenses, or that we perform fewer sales or administrative services than those originally contemplated in establishing the level of those charges. Lower distribution and administrative expenses may be the result of economies associated with (l) the use of mass enrollment procedures, (2) the performance of administrative or sales functions by the employer, (3) the use by an employer of automated techniques in submitting deposits or information related to deposits on behalf of its employees, or (4) any other circumstances which reduce distribution or administrative expenses. We will state the exact amount of distribution expense and surrender charges applicable to a particular Policy in that Policy. We will include any such differences in your Policy.

If, after we consider the factors listed above, we determine that a group purchase would result in reduced sales expenses, we may reduce the charges and/or deductions for each group. Reductions in these charges and/or deductions will not be unfairly discriminatory against any person, including the affected Owners and all other owners of Policies funded by Account 4.

--------------------------------------------------------------------------------
                                  THE POLICY
--------------------------------------------------------------------------------
The Policy is an individual flexible deferred variable annuity policy. We describe your rights and benefits below and in the Policy. There may be differences in your Policy because of requirements of the state where we issued your Policy. We will include any such differences in your Policy.

The discussion above about the Policy in this Prospectus relates to Policies that use policy form P1140 10/90. If your policy form is P1098A, B, C, or U 1/87, certain features of your Policy may vary from the descriptions found in this Prospectus. Please see the Appendix for a description of these features in your Policy.

PURCHASE OF THE POLICY

If you wish to purchase a Policy, you must apply for it through an authorized sales representative. The sales representative will send your completed application to us, and we will decide whether to accept or reject it. If we accept your application, our legally authorized officers prepare and execute a Policy. We then send the Policy to you through your sales representative. SEE Distribution of the Policies.

If we receive a completed application and all other information necessary for processing a purchase order, we will apply your initial premium payment no later than two business days after we receive the order. While attempting to finish an incomplete application, we may hold your initial premium payment for no more than five business days. If the incomplete application cannot be completed within those five days, we will inform you of the reasons, and will return your premium payment immediately (unless you specifically authorize us to keep it until the application is complete). Once you complete your application, we must apply the initial premium payment within two business days.

To apply for a Policy, you must be of legal age in a state where we may lawfully sell the Policies and also be eligible to participate in any of the qualified or non-qualified plans for which we designed the Policies. The Annuitant cannot be older than age 85, unless we approve a different age.

OWNERSHIP

As Owner, you have all rights under the Policy, subject to the rights of any irrevocable beneficiary. According to Virginia law, the assets of Account 4 are held for the exclusive benefit of all Owners and their Designated Beneficiaries. Qualified Policies may not be assigned or transferred except as permitted by the Employee Retirement Income Security Act (ERISA) of 1974 and upon written notification to us. We assume no responsibility for the validity or effect of any assignment. Consult your tax advisor about the tax consequences of an assignment.

If you name a Joint Owner in the application, we will treat the Joint Owners as having equal undivided interests in the Policy. All Owners must together exercise any ownership rights in this Policy.

PREMIUM PAYMENTS

You may make premium payments at a frequency and in the amount you select. You must obtain our approval before you make total premium payments for an Annuitant age 79 or younger that exceed $2,000.000. If the Annuitant is age 80 or older at the time of payment, the total amount not subject to prior approval is $1,000,000. Payments may be made or, if stopped, resumed at any time until the Maturity Date, the surrender of the Policy, or the death of the Owner (or Joint Owner, if applicable), whichever comes first. We reserve the right to refuse to accept a premium payment for any lawful reason.

The minimum initial premium payment is $5,000 (or $2,000 if your Policy is an IRA Policy). We may accept a lower initial premium payment in the case of certain group sales. Each additional premium payment must be at least $500 for Non-Qualified Policies, $50 for IRA policies and $100 for other Qualified Policies.

VALUATION DAY

We will value Accumulation and Annuity Units once daily as of the close of trading (currently 4:00 p.m., New York time) for each day the New York Stock Exchange is open except for days on which a Fund does not value its shares (Valuation Day). If a Valuation Period contains more than one day, the unit values will be same for each day in the Valuation Period.

ALLOCATION OF PREMIUM PAYMENTS

We place net premium payments into Account 4's Investment Subdivisions, each of which invests in shares of a corresponding portfolio of the Funds, and/or the Guarantee Account, according to your instructions. However, in those states which require that premium payments be returned during the free look period (SEE Return Privilege), we will place the initial premium payments you allocated to Account 4 in the Money Market Investment Subdivision. You may not make transfers during this period. At the deemed end of the free look period, if we allocated any portion of your initial premium payment to the Money Market Investment Subdivision, we will transfer the value in the Money Market Investment Subdivision to the Investment Subdivisions you specified in your application. Solely for the purpose of processing transfers from the Money Market Investment Subdivision, we will deem the free look period to end 15 days after the Policy Date. This transfer from the Money Market Investment Subdivision to the other Investment Subdivisions upon the expiration of the free look period does not count as a transfer for any other purposes under the Policy.

The percentage of any premium payment which you can put into any one Investment Subdivision or Guarantee Period must be a whole percentage and not less than $100. Upon allocation to the appropriate Investment Subdivision we convert net premium payments into Accumulation Units. We determine the number of Accumulation Units credited by dividing the amount allocated to each Investment Subdivision by the value of an Accumulation Unit for that Investment Subdivision on the Valuation Day on which we receive the premium payment at our Home Office if received before 4:00 p.m., New York time. If we receive the premium payment at or after 4:00 p.m, New York time, we will use the Accumulation Unit value computed on the next Valuation Day. The number of Accumulation Units determined in this way is not changed by any subsequent change in the value of an Accumulation Unit. However, the dollar value of an Accumulation Unit will vary depending not only upon how well the portfolio's investments perform, but also upon the charges of Account 4 and the fees and expenses of the portfolios.

You may change the allocation of subsequent premium payments at any time, without charge, by sending us acceptable notice in writing or over the phone. The new allocation will apply to any premium payments made after we receive notice of the change.

VALUATION OF ACCUMULATION UNITS

We value Accumulation Units for each Investment Subdivision separately. Initially, we arbitrarily set the value of each Accumulation Unit at $10.00. Thereafter, the value of an Accumulation Unit in any Investment Subdivision for a Valuation Period equals the value of an Accumulation Unit in that Investment Subdivision as of the preceding Valuation Period multiplied by the net investment factor of that Investment Subdivision for the current Valuation Period.

The net investment factor is an index used to measure the investment performance of an Investment Subdivision from one Valuation Period to the next. The net investment factor for any Investment Subdivision for any Valuation Period reflects the change in the net asset value per share of the portfolio held in the Investment Subdivision from one Valuation Period to the next, adjusted for the daily deduction of the mortality and expense risk charge from assets in the Investment Subdivision. If any "ex-dividend" date occurs during the Valuation Period, we take into account the per share amount of any dividend or capital gain distribution so that the unit value is not impacted. Also, if we need to reserve money for taxes, we take into account a per share charge or credit for any taxes reserved for which we determine to have resulted from the operations of the Investment Subdivision.

--------------------------------------------------------------------------------
                                   TRANSFERS
--------------------------------------------------------------------------------
TRANSFERS BEFORE THE MATURITY DATE


Before the earliest of the surrender of the Policy, payment of any Death Benefit, or the Maturity Date, you may transfer all or a portion of your investment between and among the Investment Subdivisions of Account 4 and the Guarantee Account, subject to certain conditions. We process transfers among the Investment Subdivisions of Account 4 and between the Investment Subdivision and any Guarantee Account as of the end of the Valuation Period that we receive the transfer request at our Home Office. We may postpone transfers to, from, or among the Investment Subdivisions of Account 4, under certain circumstances. SEE Requesting Payments.

We restrict transfers from any particular allocation of the Guarantee Account to an Investment Subdivision. You may make such transfers only during the 30 day period beginning with the end of the preceding interest rate guarantee period applicable to that particular allocation. We also may limit the amount which you may transfer to the Investment Subdivisions. However, for any particular allocation to the Guarantee Account, the limited amount will not be less than any accrued interest on that allocation plus 25% of the original amount of that allocation.

Further, we may restrict certain transfers from the Investment Subdivisions to the Guarantee Account. We reserve the right to prohibit or limit transfers from an Investment Subdivision to the Guarantee Account during the six month period following the transfer of any amount from the Guarantee Account to any Investment Subdivision.

Currently, there is no other limit on the number of transfers between and among Investment Subdivisions of Account 4 and the Guarantee Account; however, we reserve the right to limit the number of transfers each calendar year to twelve or if it is necessary for the Policy to continue to be treated as an annuity policy by the Internal Revenue Service, a lower number. We do not charge for transfers. However, we reserve the right to deduct a $10 charge per transfer after the 12th transfer in a calendar year. The minimum transfer amount is the entire balance in the Investment Subdivision or interest rate guarantee period if the transfer will leave a balance of less than $100.

Sometimes, we may not honor your transfer request. We may not honor your transfer request:

      (i) if any Investment Subdivision that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests;

      (ii) if the transfer is a result of more than one trade involving the same Investment Subdivision within a 30 day period;

      (iii) if the transfer would adversely affect Accumulation Unit values; or


      (iv) if the transfer would adversely affect any portfolio affected by the transfer.

We also may not honor transfers made by third parties. (See Transfers by Third Parties.)

When thinking about a transfer of Account Value, you should consider the inherent risk involved. Frequent transfers based on short-term expectations may increase the risk that you will make a transfer at an inopportune time.

TELEPHONE TRANSACTIONS

We permit certain telephone transactions (including transfers) as described in this Prospectus. We may be liable for losses resulting from unauthorized or fraudulent telephone transactions if we fail to employ reasonable procedures to confirm that the telephone instructions that we receive are genuine. Therefore, we will employ means to prevent unauthorized or fraudulent telephone requests, such as sending written confirmation, recording telephone requests, and/or requesting other identifying information. In addition, we will require written authorization before allowing you to make telephone transaction. We reserve the right to limit telephone transactions.

To request a telephone transaction, you should call our Annuity Customer Service Line. We will record all telephone transaction requests. We will execute transfer requests received before the close of the New York Stock Exchange that Valuation Day at that day's prices. We will execute requests received after that time on the next Valuation Day at that day's prices.

TRANSFERS BY THIRD PARTIES

As a general rule and as a convenience to you, we allow you to give third parties the right to effect transfers on your behalf. However, when the same third party makes transfers for many Owners, the result can be simultaneous transfers involving large amounts of Account Value. Such transfers can disrupt the orderly management of the portfolios underlying the Policy, can result in higher costs to Owners, and are generally not compatible with the long-range goals of Owners. We believe that such simultaneous transfers effected by such third parties are not in the best interests of all shareholders of the Funds underlying the Policies, and the management of the Funds share this position. Therefore, as described in your Policy, we may limit transfers made by a third party.

DOLLAR-COST AVERAGING

The dollar-cost averaging program permits you to systematically transfer on a monthly or quarterly basis a set dollar amount from the Money Market Investment Subdivision and/or the Guarantee Account to any combination of other Investment Subdivisions (as long as the total number of Investment Subdivisions used does not exceed the maximum number allowed under the Policy). The dollar-cost averaging method of investment is designed to reduce the risk of making purchases only when the price of units is high, but you should carefully consider your financial ability to continue the program over a long enough period of time to purchase Accumulation Units when their value is low as well as when it is high. Dollar-cost averaging does not assure a profit or protect against a loss.

You may participate in the dollar-cost averaging program by selecting the program on the application, completing a dollar-cost averaging agreement, or calling our Home Office. To use the dollar-cost averaging program, you must transfer at least $100 from an Investment Subdivision or a guarantee period with each transfer. Once elected, dollar-cost averaging remains in effect from the date we receive your request until the value of the Investment Subdivision or the guarantee period from which transfers are being made is depleted, or until you cancel the program by written request or by telephone if we have your telephone authorization on file.

With regard to dollar-cost averaging from the Guarantee Account, we reserve the right to determine the amount of each automatic transfer. We reserve the right to transfer any remaining portion of an allocation used for dollar-cost averaging to the Guarantee Account with a new guarantee period upon termination of the dollar-cost averaging program for that allocation.

There is no additional charge for dollar-cost averaging. We reserve the right to discontinue offering or to modify the dollar-cost averaging program at any time and for any reason. We reserve the right to prohibit simultaneous dollar-cost averaging and systematic withdrawals.

ASSET ALLOCATION

You may select from five asset allocation model portfolios, or you may use a model as a guide to help you develop your own asset allocation program. The models are as follows:


 Model   Investment and Risk Profile
------- ----------------------------
   1    Income
   2    Enhanced Income
   3    Growth & Income
   4    Growth
   5    Aggressive Growth

If you elect to participate in the asset allocation program, we will automatically allocate all premium payments among the Investment Subdivisions indicated by the model and the portfolios within the model you select. The models do not include allocation to the Guarantee Account. Although you may use only one model at a time, you may elect to change your selection as your tolerance for risk, needs, and/or objectives change. You may use a questionnaire to determine the model that best meets your risk tolerance and time horizons. Asset allocation does not guarantee a profit or protect against a loss.

Because each Investment Subdivision performs differently over time, your portfolio mix may vary from its initial allocations. You may elect to have the portfolios automatically rebalanced under our portfolio rebalancing program described below.

From time to time, the allocation percentages among the Investment Subdivisions or even some of the Investment Subdivisions within a particular model may need to be changed. We will send you notice that such a change has been made. Unless you elect to participate in the new allocation model you will remain in your current designated allocation model. This change will not be made automatically.

There is no additional charge for the asset allocation program. We reserve the right to discontinue offering this program at any time and for any reason.

PORTFOLIO REBALANCING PROGRAM

Once you have allocated your money among the Investment Subdivisions, the performance of each Investment Subdivision may cause your allocation to shift. You may instruct us to automatically rebalance (on a quarterly, semi-annual or annual basis) your Account Value among the Investment Subdivisions to return to the percentages specified in your allocation instructions. The program does not include allocations to the Guarantee Account. You may elect to participate in the portfolio rebalancing program at any time by completing the portfolio rebalancing agreement. Your percentage allocations must be in whole percentages.

Subsequent changes to your percentage allocations may be made at any time by written or telephone instructions to the Home Office. Once elected, portfolio rebalancing remains in effect from the date we receive your written request until you instruct us to discontinue portfolio rebalancing. There is no additional charge for using portfolio rebalancing, and we do not consider a portfolio rebalancing transfer a transfer for purposes of assessing a transfer processing fee or calculating the maximum number of transfers permitted in a calendar year. We reserve the right to discontinue offering or to modify the portfolio rebalancing program at any time and for any reason. We also reserve the right to exclude Investment Subdivisions from portfolio rebalancing. Portfolio rebalancing does not guarantee a profit or protect against a loss.

--------------------------------------------------------------------------------
                                  SURRENDERS
--------------------------------------------------------------------------------
SURRENDERS AND PARTIAL SURRENDERS


Subject to the rules discussed below, we will allow the surrender of the Policy or a withdrawal of a portion of the Account Value at any time before the Maturity Date upon your written request.

We will not permit a partial surrender that is less than $500 or that reduces Account Value to less than $5,000. If your partial surrender request would reduce Account Value to less than $5,000, we will surrender only that amount of Account Value that would reduce the remaining Account Value to $5,000 and deduct any surrender charge from the amount you surrendered.

The amount payable on full surrender of the Policy is the Surrender Value at the end of the Valuation Period during which we receive the request. The Surrender Value equals the Account Value on the date we receive a request for surrender less any applicable surrender charge and less any applicable premium tax. We may pay the Surrender Value in a lump sum or under one of the optional payment plans specified in the Policy, based on your instructions.

You may indicate, in writing or by calling our Annuity Customer Service Line, from which Investment Subdivisions or guarantee periods we are to take your partial surrender. If you do not so specify, we will deduct the amount of the partial surrender first from the Investment Subdivisions of Account 4 on a pro-rata basis in proportion to the Account Value in Account 4. We then will deduct any remaining amount from the Guarantee Account. We will take deductions from the Guarantee Account from the amounts (including any interest credited to such amounts) which have been in the Guarantee Account for the longest period of time.

Please remember that a partial surrender will reduce the Death Benefit.

RESTRICTIONS ON DISTRIBUTIONS FROM CERTAIN POLICIES

Section 830.105 of the Texas Government Code permits participants in the Texas Optional Retirement Program (ORP) to withdraw their interest in a variable annuity contract issued under the ORP only upon (i) termination of employment in the

Texas public institutions of higher education, (ii) retirement, (iii) death, or
(iv) the participant's attainment of age 70 1/2. Accordingly, before we distribute any amounts from these Policies, you must furnish us proof that one of these four events has occurred.

SYSTEMATIC WITHDRAWALS

You may elect in writing on our form to take systematic withdrawals of a specified dollar amount (in equal installments of at least $50) on a monthly, quarterly, semi-annual or annual basis. Payments can begin at any time after 30 days from the Policy Date. Your systematic withdrawals in a Policy year may not exceed 10% of Account Value determined on the date of the first partial surrender. You may provide specific instructions as to how we are to take the systematic withdrawals. If you have not provided specific instructions, or if your specific instructions cannot be carried out, we will process the withdrawals by first taking on a pro-rata basis Accumulation Units from all of the Investment Subdivisions in which you have an interest. To the extent that your Account Value in Account 4 is not sufficient to accomplish the withdrawal, we will take any Account Value you have in the Guarantee Account to accomplish the withdrawal.

After your systematic withdrawals begin, you may change the frequency and/or amount of your payments, subject to the following:

     o you may request only one such change in a calendar quarter; and

     o if you did not elect the maximum amount you could withdraw under this program at the time you elected the current series of systematic withdrawals, then you may increase the remaining payments up to the maximum amount.

A systematic withdrawal program will terminate automatically when a systematic withdrawal would cause the remaining Account Value to be less than $5,000 ($2,000 for an IRA Policy). If a systematic withdrawal would cause the Account Value to be less than $5,000, then we will not process that systematic withdrawal transaction. If any of your systematic withdrawals would be or becomes less than $50, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $50. You may discontinue systematic withdrawals at any time by notifying us in writing at our Home Office or by telephone. You may request that we pay any remaining payments in a lump sum.

When you consider systematic withdrawals, please remember that each systematic withdrawal is subject to Federal income taxes on any portion considered gain for tax purposes. In addition, you may be assessed a 10% Federal penalty tax on systematic withdrawals if you are under age 59 1/2 at the time of the withdrawal.

Both partial surrenders at your specific request and withdrawals under a systematic withdrawal program will count toward the limit of the amount that you may withdraw in any Policy year free under the free withdrawal privilege. We reserve the right to prohibit simultaneous systematic withdrawals and dollar-cost averaging. We also reserve the right to discontinue systematic withdrawals upon 30 days written notice to Owners.

Systematic withdrawals are currently only available to Policies issued on or after March 1, 1992, and may not be available in all markets or through all distribution systems.

--------------------------------------------------------------------------------
                               THE DEATH BENEFIT
--------------------------------------------------------------------------------
DEATH BENEFIT AT DEATH OF ANNUITANT


If the Annuitant dies before income payments begin and the Annuitant was age 75 or younger on the Policy Date, regardless of whether the Annuitant is also an Owner or Joint Owner of the Policy, the amount of proceeds available is the Death Benefit. However, if we receive a request for payment more than 90 days after the Annuitant's death, or if the deceased Annuitant was age 76 or older on the Policy Date, we will pay Surrender Value instead of the Death Benefit.

Upon receipt of due proof of the Annuitant's death (generally, due proof is a certified copy of the death certificate or a certified copy of the decree of a court of competent jurisdiction as to the finding of death), we will treat the Death Benefit or Surrender Value in accordance with your instructions, subject to distribution rules and termination of contract provisions described elsewhere.

During the first six Policy years, the Death Benefit equals the greater of:

      (i) the total of premium payments made, adjusted by any partial surrenders (including applicable surrender charges), and less any applicable premium tax; or

      (ii) the Account Value on the date we receive due proof of death.

During subsequent six year periods, the Death Benefit equals the greater of:

      (i) the Death Benefit on the last day of the previous six year period, plus any premium payments made since then, less any partial surrenders (including applicable surrender charge), and less any applicable premium tax; or

     (ii) the Account Value on the date we receive due proof of death.

If we pay the Death Benefit, we will have no further obligation under the Policy. Surrender charges will apply if the Policy is surrendered more than 90 days after death of the Annuitant, without regard to whether or not the Account Value was increased.

DEATH OF AN OWNER OR JOINT OWNER BEFORE THE MATURITY DATE

GENERAL. In certain circumstances, federal tax law requires that distributions be made under this Policy upon the first death of:

      o an Owner or Joint Owner, or

      o the Annuitant if any Owner is a non-natural entity (such as a trust or corporation).

The discussion below describes the methods available for distributing the value of the Policy upon death.

DESIGNATED BENEFICIARY. At the death of any Owner (or Annuitant, if any Owner is a non-natural entity), the person or entity first listed below who is alive or in existence on the date of that death will become the Designated
Beneficiary:

(l) Owner or Joint Owners;

(2) Primary Beneficiary;

(3) Contingent Beneficiary; or

(4) Owner's estate.

We then will treat the Designated Beneficiary as the sole Owner of the Policy. If there is more than one Designated Beneficiary, we will treat each one separately in applying the tax law's rules described below.

DISTRIBUTION RULES. The distributions required by Federal tax law differ depending on whether the Designated Beneficiary is the spouse of the deceased Owner (or of the Annuitant, if the Policy is owned by a non-natural entity).

o SPOUSES -- If the Designated Beneficiary is the surviving spouse of the deceased person, the surviving spouse may continue the Policy in force with the surviving spouse as the new Owner. If the deceased person was the Annuitant and there was no surviving Contingent Annuitant, the surviving spouse will automatically become the new Annuitant. At the death of the surviving spouse, this provision may not be used again, even if the surviving spouse remarries. In that case, the rules for non-spouses will apply.

o NON-SPOUSES -- If the Designated Beneficiary is not the surviving spouse of the deceased person, this Policy cannot be continued in force indefinitely. Instead, upon the death of any Owner (or Annuitant, if any Owner is a non-natural entity), payments must be made to (or for the benefit of) the Designated Beneficiary under one of the following payment choices:

(1) Receive the Surrender Value in one lump sum payment upon receipt of due proof of death.

(2) Receive the Surrender Value at any time during the five year period following the date of death. At the end of the five year period, we will pay in a lump sum payment any Surrender Value still remaining.

(3) Apply the Surrender Value to provide a monthly income benefit under Optional Payment Plan 1 or 2. The first monthly income benefit payment must be made no later than one year after the date of death. Also, the monthly income benefit payment period must be either the lifetime of the Designated Beneficiary or a period not exceeding the Designated Beneficiary's life expectancy.

If no choice is made by the Designated Beneficiary within 30 days following receipt of due proof of death, we will use payment choice 2 (payment of the entire value of the Policy within 5 years of the date of death). We will not accept any premium payments after the non-spouse's death. If the Designated Beneficiary dies before all required payments have been made, we will make any remaining payments to the person named by the Designated Beneficiary. If no person is so named, we will pay the Designated Beneficiary's estate.

Under payment choices 1 or 2, the Policy will terminate upon payment of the entire Surrender Value. Under payment choice 3, this Policy will terminate when we apply the Surrender Value to provide a monthly income benefit.

AMOUNT OF THE PROCEEDS. The proceeds we pay will vary, in part, based on the person who dies. We show the amount we will pay below:


PERSON WHO DIED                PROCEEDS PAID
----------------------------- -----------------
  Owner or Joint Owner         Surrender Value
  (who is not the Annuitant)
  Owner or Joint Owner         Death Benefit
  (who is the Annuitant)
  Annuitant                    Death Benefit

Upon receipt of due proof of death, the Designated Beneficiary will instruct us how to treat the proceeds subject to the distribution rules we discussed above.

PAYMENT OF BENEFITS AFTER INCOME PAYMENTS HAVE BEGUN

If any Owner or Joint Owner (or Annuitant, if the Owner of the Policy is not a natural person) dies while this Policy is in force but after income payments have begun, or if a Designated Beneficiary receiving income payments dies after the date income payments have begun, we will make payments under the Policy at least as rapidly as under the method of distribution in effect at the time of such death, notwithstanding any other provision in the Policy. We will pay any remaining payments to the person named by the Designated Beneficiary in writing or, if no person is so named, to the Designated Beneficiary's estate.

--------------------------------------------------------------------------------
                                INCOME PAYMENTS
--------------------------------------------------------------------------------
When you apply for a Policy, you may select any Maturity Date permitted by law; however, we may specify a maximum Maturity Date if required by state law. We will show this date in your Policy. (Please note the following exception:
Policies issued under qualified retirement plans provide for monthly income payments to start at the date and under the option specified in the plan.)

We will pay a monthly income benefit to the Owner beginning on the Maturity Date if the Annuitant is still living. We will pay the monthly income benefit in the form of variable income payments similar to those described in Optional Payment Plan 1, Life Income with 10 Years Certain (automatic payment plan), using the sex and settlement age of the Annuitant instead of the payee, unless you make another election. You may also choose to receive the maturity value (that is, the Surrender Value of your Policy on the date immediately preceding the Maturity Date) in one lump sum (in which case we will cancel the Policy).

Under the Life Income with 10 Years Certain plan, if the Annuitant lives longer than ten years, payments will continue for his or her life. If the Annuitant dies before the end of ten years, we will discount the remaining payments for the ten year period at the same rate used to calculate the monthly income payment. If the remaining payments are variable income payments, we will assume the amount of each payment that we discount equals the payment amount on the date we receive due proof of death. We will pay this discounted amount in one sum.

The Policy also provides optional forms of annuity payments, each of which is payable on a fixed basis. Optional Payment Plans 1 and 5 also are available on a variable basis. The Policy provides that all or part of the Account Value may be used to purchase an annuity.

If you elect fixed income payments, the guaranteed amount payable will earn interest at 3% compounded yearly. We may increase the interest rate which will increase the amount we pay to you or the payee.

If you elect variable income payments, we will calculate your initial monthly income benefit by multiplying (a) times (b) times (c), divided by (d) where:

      (a) is the monthly payment per $1,000, shown under the optional payment plans for Life Income with 10 Years Certain, using the sex and settlement age of the Annuitant instead of the payee, on the Maturity Date;

      (b) is the maturity value;

      (c) is the monthly income tax factor shown in your Policy, if applicable; and

      (d) is $1,000.

Your variable income payments, after the first payment, will reflect the investment experience of the Investment Subdivisions to which you allocated Account Value. You may allocate your Annuity Units among up to ten Investment Subdivisions.

We may deduct any premium tax we paid and not previously recouped by a premium tax charge from (b) above. We will determine subsequent payments by multiplying the proceeds by the monthly income tax factor applicable to the Policy and contained in your Policy.

We will make annuity payments monthly unless you elect quarterly, semi-annual, or annual installments. Under the monthly income benefit and all of the optional payment plans, if any payment made more frequently than annually would be or becomes less than $100, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100. If the annual payment payable at maturity is less than $20, we will pay the maturity value in a lump sum. Upon making such a payment, we will have no future obligation under the Policy. Following are explanations of the optional payment plans available.

OPTIONAL PAYMENT PLANS

PLAN 1 -- LIFE INCOME WITH PERIOD CERTAIN. This option guarantees periodic payments during a designated period. If the payee lives longer than the minimum period, payments will continue for his or her life. The minimum period can be 10, 15, or 20 years. The payee selects the designated period. If the payee dies during the minimum period, we will discount the amount of the remaining guaranteed payments at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 2 -- INCOME FOR A FIXED PERIOD. This option provides for periodic payments to be made for a fixed period not longer than 30 years. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies, we will discount the amount of the remaining guaranteed payments to the date of the payee's death at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the payee's estate unless otherwise provided.

PLAN 3 -- INCOME OF A DEFINITE ACCOUNT. This option provides periodic payments of a definite amount to be paid. Payments can be annual, semi-annual, quarterly, or monthly. The amount paid each year must be at least $120 for each $1,000 of proceeds. Payments will continue until the proceeds are exhausted. The last payment will equal the amount of any unpaid proceeds. If the payee dies, we will pay the amount of the remaining proceeds with earned interest in one sum to the payee's estate unless otherwise provided.

PLAN 4 -- INTEREST INCOME. This option provides for periodic payments of interest earned from the proceeds left with us. Payments can be annual, semi-annual, quarterly, or monthly. If the payee dies, we will pay the amount of remaining proceeds and any earned but unpaid interest in one sum to the payee's estate unless otherwise provided. This plan is not available under Qualified Policies.

PLAN 5 -- JOINT LIFE AND SURVIVOR INCOME. This option provides for us to make monthly payments to two payees for a guaranteed minimum of 10 years. Each payee must be at least 35 years old when payments begin. Payments will continue as long as either payee is living. If both payees die before the end of the minimum period, we will discount the amount of the remaining payments for the 10-year period at the same rate used in calculating income payments. We will pay the discounted amount in one sum to the survivor's estate unless otherwise provided.

If the payee is not a natural person, our consent must be obtained before selecting an optional payment plan:

Before the Maturity Date, you may change:

     o your Maturity Date to any date at least ten years after your last premium payment;

     o your optional payment plan;

     o the allocation of your investment among the Investment Subdivisions; and

     o the Owner, Joint Owner, primary beneficiary, contingent beneficiary, and contingent Annuitant upon written notice to the Home Office if you reserved this right and the Annuitant is living.

We must receive your request for a change in a form satisfactory to us. The change will take effect as of the date you sign the request. The change will be subject to any payment made before we recorded the change.

Fixed income payments will begin on the date we receive due proof of the Annuitant's death, on surrender, or on the Policy's Maturity Date. Variable income payments will begin within seven days after the date payments would begin under the corresponding fixed option. Payments under Optional Payment Plan 4 (Interest Income) will begin at the end of the first interest period after the date proceeds are otherwise payable.

VARIABLE INCOME PAYMENTS

We will determine your variable income payments using:

      1. The maturity value;

      2. The annuity tables contained in the Policy;

      3. The optional payment plan selected; and

      4. The investment performance of the Investment Subdivisions selected.

To determine the amount of payment, we make this calculation:

      1. First, we determine the dollar amount of the first income payment;
         then

      2. we allocate that amount to the Investment Subdivisions according to your instructions; then

      3. we determine the number of Annuity Units for each Investment Subdivision by dividing the amount allocated by the Annuity Unit Value on the Valuation Day seven days before the income payment is due; and finally

      4. we calculate the value of the Annuity Units for each Investment Subdivision on the Valuation Day seven days before the income payment is due for each income payment thereafter.

To calculate your variable income payments, we need to make an assumption regarding the investment performance of the Investment Subdivisions you select. We call this your assumed investment rate. This rate is simply the total return, after expenses, you need to earn to keep your variable income payments level. We assume an effective annual rate of 3%. This means that if the annualized investment performance, after expenses, of your Investment Subdivisions is less than 3%, then the dollar amount of your variable income payment will decrease. Conversely, if the annualized investment performance, after expenses, of your Investment Subdivisions is greater than 3%, then the dollar amount of your income payments will increase.

For each Investment Subdivision, the Annuity Unit value for the first Valuation Period was $10.00. After that, the Annuity Unit value for each Valuation Period is (a) times (b) times (c) where:

      (a) is the net investment factor for that period (SEE "Valuation of Accumulation Units" and the SAI);

      (b) is the Annuity Unit value for the immediately preceding Valuation Period; and

      (c) is a factor representing the assumed interest rate for the period.

TRANSFERS AFTER THE MATURITY DATE

If we are making variable income payments, the payee may change the Investment Subdivisions from which we are making the payments once each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Home Office. However, we reserve the right to limit the number of transfers if necessary for the Policy to continue to be treated as an annuity under the Code. We also reserve the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests or if the transfer would adversely affect Account Value. If the number of Annuity Units remaining in an Investment Subdivision after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer.

We do not permit transfers between the Investment Subdivisions and the Guarantee Account after the Maturity Date.

--------------------------------------------------------------------------------
                              FEDERAL TAX MATTERS
--------------------------------------------------------------------------------
INTRODUCTION

This part of the Prospectus discusses the Federal income tax treatment of the Policy. The Federal income tax treatment of the Policy is complex and sometimes uncertain. The Federal income tax rules may vary with your particular circumstances. This discussion does not address all of the Federal income tax rules that may affect you and your Policy. This discussion also does not address other Federal tax consequences, or state or local tax consequences, associated with a Policy. As a result, you should always consult a tax advisor about the application of tax rules to your individual situation.

TAXATION OF NON-QUALIFIED POLICIES

This part of the discussion describes some of the Federal income tax rules applicable to Non-Qualified Policies. A Non-Qualified Policy is a Policy not issued in connection with a qualified retirement plan receiving special tax treatment under the Code, such as an individual retirement annuity or a section 401(k) plan.

TAX DEFERRAL ON EARNINGS. The Federal income tax law does not tax any increase in an Owner's Account Value until there is a distribution from the Policy. However, certain requirements must be satisfied in order for this general rule to apply, including:

     o An individual must own the Policy (or the tax law must treat the Policy as owned by an individual);

     o The investments of Account 4 must be "adequately diversified" in accordance with Internal Revenue Service ("IRS") regulations;

     o The Owner's right to choose particular investments for a Policy must be limited; and

     o The Policy's Maturity Date must not occur near the end of the Annuitant's life expectancy.

This part of the Prospectus discusses each of these requirements.

POLICIES NOT OWNED BY AN INDIVIDUAL -- NO TAX DEFERRAL AND LOSS OF INTEREST
DEDUCTION: As a general rule, the Code does not treat a Policy that is owned by an entity (rather than an individual) as an annuity contract for Federal income tax purposes. The entity owning the Policy pays tax currently on the excess of the Account Value over the premiums paid for the Policy. Policies issued to a corporation or a trust are examples of Policies where the Owner pays current tax on the Policy's earnings.

There are several exceptions to this rule. For example, the Code treats a Policy as owned by an individual if the nominal owner is a trust or other entity that holds the Policy as an agent for an individual. However, this exception does not apply in the case of any employer that owns a Policy to provide deferred compensation for its employees.

In the case of a Policy issued after June 8, 1997 to a taxpayer that is not an individual, or a Policy held for the benefit of an entity, the entity will lose its deduction for a portion of its otherwise deductible interest expenses. This disallowance does not apply if the Owner pays tax on the annual increase in the Account Value. Entities that are considering purchasing the Policy, or entities that will benefit from someone else's ownership of a Policy, should consult a tax advisor.

INVESTMENTS IN ACCOUNT 4 MUST BE DIVERSIFIED: For a Policy to be treated as an annuity contract for Federal income tax purposes, the investments of a separate account such as Account 4 must be "adequately diversified." The IRS has issued regulations that prescribe standards for determining whether the investments of Account 4 are adequately diversified. If Account 4 fails to comply with these diversification standards, the Owner could be required to pay tax currently on the excess of the Account Value over the premiums paid for the Policy.

Although we do not control the investments of all of the Funds (we only indirectly control those of GE Investments Funds, Inc., through an affiliated company), we expect that the Funds will comply with the IRS regulations so that Account 4 will be considered adequately diversified.

RESTRICTIONS ON THE EXTENT TO WHICH AN OWNER CAN DIRECT THE INVESTMENT OF ACCOUNT VALUES: Federal income tax law limits the Owner's right to choose particular investments for the Policy. The U.S. Treasury Department stated in 1986 that it expected to issue guidance clarifying those limits, but it has not yet done so. Thus, the nature of the limits is currently uncertain. As a result, an Owner's right to allocate Account Values among the portfolios may exceed those limits. If so, the Owner would be treated as the owner of the assets of Account 4 and thus subject to current taxation on the income and gains from those assets.

We do not know what limits the Treasury Department may set forth in any guidance that the Treasury Department may issue or whether any such limits will apply to existing Policies. We therefore reserve the right to modify the Policy without the Owners' consent to attempt to prevent the tax law from considering the Owners as the owners of the assets of Account 4.

AGE AT WHICH ANNUITY PAYOUTS MUST BEGIN: Federal income tax rules do not expressly identify a particular age by which annuity payouts must begin. However, those rules do require that an annuity contract provide for amortization, through annuity payouts, of the contract's premiums paid and earnings. If annuity payouts under the Policy begin or are scheduled to begin on a date past the Annuitant's 85th birthday, it is possible that the tax law will not treat the Policy as an annuity contract for Federal income tax purposes. In that event, the Owner would be currently taxable on the excess of the Account Value over the premiums paid for the Policy.

NO GUARANTEES REGARDING TAX TREATMENT: We make no guarantees regarding the tax treatment of any Policy or of any transaction involving a Policy. However, the remainder of this discussion assumes that your Policy will be treated as an annuity contract for Federal income tax purposes and that the tax law will not impose tax on any increase in your Account Value until there is a distribution from your Policy.

WITHDRAWALS AND SURRENDERS. A withdrawal occurs when you receive less than the total amount of the Policy's Surrender Value. In the case of a withdrawal, you will pay tax on the amount you receive to the extent your Account Value before the withdrawal exceeds your "investment in the contract". (This term is explained below.) This income (and all other income from your Policy) is ordinary income. The Code imposes a higher rate of tax on ordinary income than it does on capital gains.

A surrender occurs when you receive the total amount of the Policy's Surrender Value. In the case of a surrender, you will pay tax on the amount you receive to the extent it exceeds your "investment in the contract."

Your "investment in the contract" generally equals the total of your premium payments under the Policy, reduced by any amounts you previously received from the Policy that you did not include in your income.

Your Policy imposes mortality charges relating to the Death Benefit. It is possible that all or a portion of these charges could be treated as withdrawals from the Policy.

ASSIGNMENTS AND PLEDGES. The Code treats any assignment or pledge of (or agreement to assign or pledge) any portion of your Account Value as a withdrawal of such amount or portion.

GIFTING A POLICY. If you transfer ownership of your Policy -- without receiving a payment equal to your Policy's value -- to a person other than your spouse (or to your former spouse incident to divorce), you will pay tax on your Account Value to the extent it exceeds your "investment in the contract." In such a case, the new owner's "investment in the contract" will be increased to reflect the amount included in your income.

SYSTEMATIC WITHDRAWALS. In the case of systematic withdrawals, the amount of each withdrawal should be considered a distribution and taxed in the same manner as a withdrawal from the Policy. However, there is some uncertainty regarding the tax treatment of systematic withdrawals, and it is possible that additional amounts could be included in income.

TAXATION OF ANNUITY PAYOUTS. The Code imposes tax on a portion of each annuity payout (at ordinary income tax rates) and treats a portion as a nontaxable return of your "investment in the contract." The Company will notify you annually of the taxable amount of your annuity payout.

Pursuant to IRS regulations, you will pay tax on the full amount of your annuity payouts once you have recovered the total amount of the "investment in the contract." If annuity payouts cease because of the death of the Annuitant and before the total amount of the investment in the contract has been recovered, the unrecovered amount generally will be deductible.

If proceeds are left with the us (Optional Payment Plan 4), they are taxed in the same manner as a surrender. The Owner must pay tax currently on the interest credited on these proceeds. This treatment could also apply to Plan 3 if the payee is at an advanced age, such as age 80 or older.

TAXATION OF DEATH BENEFITS. We may distribute amounts from your Policy because of the death of an Owner, a Joint Owner, or an Annuitant. The tax treatment of these amounts depends on whether the Owner, Joint Owner, or Annuitant dies before or after the Policy's Maturity Date.

Before the Policy's Maturity Date:

     o If received under an annuity payout option, death benefits are taxed in the same manner as annuity payouts.

     o If not received under an annuity payout option, death benefits are taxed in the same manner as a withdrawal.

After the Policy's Maturity Date:

     o If received in accordance with the existing annuity payout option, death benefits are excludible from income to the extent that they do not exceed the unrecovered "investment in the contract." All annuity payouts in excess of the unrecovered "investment in the contract" are includible in income.

     o If received in a lump sum, the tax law imposes tax on death benefits to the extent that they exceed the unrecovered "investment in the contract" at that time.

PENALTY TAXES PAYABLE ON WITHDRAWALS, SURRENDERS, OR ANNUITY PAYOUTS. The Code may impose a penalty tax equal to 10% of the amount of any payment from your Policy that is included in your gross income. The Code does not impose the 10% penalty tax if one of several exceptions applies. These exceptions include withdrawals, surrenders, or annuity payouts that:

     o you receive on or after you reach age 59 1/2,

     o you receive because you became disabled (as defined in the tax law),

     o a beneficiary receives on or after the death of the Owner, or

     o you receive as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner.

It is uncertain whether systematic withdrawals will qualify for this last exception. If they did, any modification of the systematic withdrawals could result in certain adverse tax consequences. In addition, a transfer between Investment Subdivisions may result in payments not qualifying for this exception.

SPECIAL RULES IF YOU OWN MORE THAN ONE POLICY. In certain circumstances, you must combine some or all of the Non-Qualified Policies you own in order to determine the amount of an annuity payout, a surrender, or a withdrawal that you must include in income. For example:

   o If you purchase a Policy offered by this Prospectus and also purchase at approximately the same time an immediate annuity, the IRS may treat the two contracts as one contract.

   o If you purchase two or more deferred annuity contracts from the same life insurance company (or its affiliates) during any calendar year, the Code treats all such contracts as one contract.

The effects of such aggregation are not clear. However, it could affect:

   o the amount of a surrender, a withdrawal or an annuity payout that you must include in income, and

   o the amount that might be subject to the penalty tax described above.

QUALIFIED RETIREMENT PLANS

We also designed the Policies for use in connection with certain types of retirement plans that receive favorable treatment under the Code. Policies issued to or in connection with a qualified retirement plan are called "Qualified Policies." We do not currently offer all of the types of Qualified Policies described, and may not offer them in the future. Prospective purchasers should contact our Home Office to learn the availability of Qualified Policies at any given time.

The Federal income tax rules applicable to qualified plans are complex and varied. As a result, this Prospectus makes no attempt to provide more than general information about use of the Policy with the various types of qualified plans. Persons intending to use the Policy in connection with a qualified plan should obtain advice from a competent advisor.

TYPES OF QUALIFIED POLICIES. Some of the different types of Qualified Policies include:

     o Individual Retirement Accounts and Annuities ("Traditional IRAs")

     o Roth IRAs

     o Simplified Employee Pensions ("SEP's")

     o Savings Incentive Matched Plan for Employees ("SIMPLE" plans, including "SIMPLE IRAs")

     o Public school system and tax-exempt organization annuity plans ("403(b) plans")

     o Qualified corporate employee pension and profit-sharing plans ("401(a) plans") and qualified annuity plans ("403(a) plans")

     o Self-employed individual plans ("H.R. 10 plans" or "Keogh Plans")

     o Deferred compensation plans of state and local governments and tax-exempt organizations ("457 plans")

TERMS OF QUALIFIED PLANS AND QUALIFIED POLICIES. The terms of a qualified plan may affect your rights under a Qualified Policy. When issued in connection with a qualified plan, we will amend a Policy as generally necessary to conform to the requirements of the type of plan. However, the rights of any person to any benefits under qualified plans may be subject to the terms and conditions of the plans themselves, regardless of the terms and conditions of the Policy. In addition, we are not bound by the terms and conditions of qualified plans to the extent such terms and conditions contradict the Policy, unless we consent.

THE DEATH BENEFIT AND QUALIFIED POLICIES. Pursuant to IRS regulations, IRAs may not invest in life insurance contracts. We do not believe that these regulations prohibit the Death Benefit from being provided under the Policies when we issue the Policies as Traditional IRAs, Roth IRAs or SIMPLE IRAs. However, the law is unclear and it is possible that the presence of the Death Benefit under a Policy issued as a Traditional IRA, Roth IRA, or SIMPLE IRA could result in increased taxes to the Owner.

It is also possible that the Death Benefit could be characterized as an incidental death benefit. If the Death Benefit were so characterized, this could result in currently taxable income to purchasers. In addition, there are limitations on the amount of incidental death benefits that may be provided under qualified plans, such as in connection with a 403(b) plan. Even if the Death Benefit under the Policy were characterized as an incidental death benefit, it is unlikely to violate those limits unless the purchaser also purchases a life insurance contract in connection with such plan.

TREATMENT OF QUALIFIED POLICIES COMPARED WITH NON-QUALIFIED POLICIES. Although some of the Federal income tax rules are the same for both Qualified and Non-Qualified Policies, many of the rules are different. For example:

   o The Code generally does not impose tax on the earnings under either Qualified or Non-Qualified Policies until received.

   o The Code does not limit the amount of premium payments and the time at which premium payments can be made under Non-Qualified Policies. However, the Code does limit both the amount and frequency of premium payments made to Qualified Policies.

   o The Code does not allow a deduction for premium payments made for Non-Qualified Policies, but sometimes allows a deduction or exclusion from income for premium payments made to a Qualified Policy.

The Federal income tax rules applicable to qualified plans and Qualified Policies vary with the type of plan and Policy. For example:

   o Federal tax rules limit the amount of premium payments that can be made, and the tax deduction or exclusion that may be allowed for the premium payments. These limits vary depending on the type of qualified plan and the circumstances of the plan participant, E.G., the participant's compensation.

   o Under most qualified plans, E.G., 403(b) plans and Traditional IRAs, the Owner must begin receiving payments from the Policy in certain minimum amounts by a certain age, typically age 70 1/2. However, these "minimum distribution rules" do not apply to a Roth IRA.

AMOUNTS RECEIVED UNDER QUALIFIED POLICIES. AMOUNTS ARE GENERALLY SUBJECT TO INCOME TAX: Federal income tax rules generally include distributions from a Qualified Policy in your income as ordinary income. Premium payments that are deductible or excludible from income do not create "investment in the contract". Thus, under many Qualified Policies there will be no "investment in the contract", and you include the total amount you receive in your income. There are exceptions. For example, you do not include amounts received from a Roth IRA if certain conditions are satisfied.

ADDITIONAL FEDERAL TAXES MAY BE PAYABLE IN CONNECTION WITH A QUALIFIED POLICY:
For example, failure to comply with the minimum distribution rules applicable to certain qualified plans, such as Traditional IRAs, will result in the imposition of an excise tax. This excise tax generally equals 50% of the amount by which a minimum required distribution exceeds the actual distribution from the qualified plan.

FEDERAL PENALTY TAXES PAYABLE ON DISTRIBUTIONS: The Code may impose a penalty tax equal to 10% of the amount of any payment from your Qualified Policy that is includible in your income. The Code does not impose the penalty tax if one of several exceptions apply. The exceptions vary depending on the type of Qualified Policy you purchase. For example, in the case of an IRA, exceptions provide that the penalty tax does not apply to a withdrawal, surrender, or annuity payout:

     o received on or after the Owner reaches age 59 1/2;

     o received on or after the Owner's death or because of the Owner's disability (as defined in the tax law);

     o received as a series of substantially equal periodic payments for the life (or life expectancy) of the Owner; or

     o received as reimbursement for certain amounts paid for medical care.

These exceptions, as well as certain others not described here, generally apply to taxable distributions from other qualified plans. However, the specific requirements of the exception may vary.

MOVING MONEY FROM ONE QUALIFIED POLICY OR QUALIFIED PLAN TO ANOTHER. ROLLOVERS AND TRANSFERS: In many circumstances you may move money between Qualified Policies and qualified plans by means of a rollover or a transfer. Special rules apply to such rollovers and transfers. If you do not follow the applicable rules, you may suffer adverse Federal income tax consequences. including paying taxes which you might not otherwise have had to pay. You should always consult a qualified advisor before you move or attempt to move funds between any Qualified Policy or plan and another Qualified Policy or plan.

DIRECT ROLLOVERS: The direct rollover rules apply to certain payments (called "eligible rollover distributions") from section 401(a) plans, section 403(a) or
(b) plans, H.R. 10 plans, and Qualified Policies used in connection with these types of plans. (The direct rollover rules do not apply to distributions from IRAs or section 457 plans). The direct rollover rules require Federal income tax equal to 20% of the eligible rollover distribution to be withheld from the amount of the distribution, unless the Owner elects to have the amount directly transferred to certain Qualified Policies or plans.

Prior to receiving an eligible rollover distribution from the Company, we will provide you with a notice explaining these requirements and how you can avoid 20% withholding by electing a direct rollover.

FEDERAL INCOME TAX WITHHOLDING

We will withhold and remit to the IRS a part of the taxable portion of each distribution made under a Policy unless the distributee notifies us at or before the time of the distribution that he or she elects not to have any amounts withheld. In certain circumstances, Federal income tax rules may require us to withhold tax. At the time you request a withdrawal, surrender, or annuity payout, we will send you forms that explain the withholding requirements.

TAX STATUS OF THE COMPANY

Under existing Federal income tax laws, we do not pay tax on investment income and realized capital gains of Account 4. We do not anticipate that we will incur any Federal income tax liability on the income and gains earned by Account 4. The Company, therefore, does not impose a charge for Federal income taxes. If Federal income tax law changes and we must pay tax on some or all of the income and gains earned by Account 4, we may impose a charge against Account 4 to pay the taxes.

CHANGES IN THE LAW

This discussion is based on the Code, IRS regulations, and interpretations existing on the date of this Prospectus. Congress, the IRS, and the courts may modify these authorities, however, sometimes retroactively.

--------------------------------------------------------------------------------
                                 VOTING RIGHTS
--------------------------------------------------------------------------------
As required by law, we will vote the portfolio shares held in Account 4 at meetings of the shareholders of the Funds. The voting will be done according to the instructions of Owners who have interests in any Investment Subdivisions which invest in the portfolios of the Funds. If the 1940 Act or any regulation under it should be amended, and if as a result we determine that we are permitted to vote the portfolios' shares in our own right, we may elect to do so.

We will determine the number of votes which you have the right to cast by applying your percentage interest in an Investment Subdivision to the total number of votes attributable to the Investment Subdivision. In determining the number of votes, we will recognize fractional shares.

We will vote portfolio shares of a class held in an Investment Subdivision for which we received no timely instructions in proportion to the voting instructions which we received for all Policies participating in that Investment Subdivision. We will apply voting instructions to abstain on any item to be voted on a pro-rata basis to reduce the number of votes eligible to be cast.

Whenever a Fund calls a shareholders meeting, each person having a voting interest in an Investment Subdivision will receive proxy voting material, reports and other materials relating to the relevant portfolio. Since each Fund may engage in shared funding, other persons or entities besides the Company may vote Fund shares. SEE Account 4 -- Investment Subdivisions.

--------------------------------------------------------------------------------
                              REQUESTING PAYMENTS
--------------------------------------------------------------------------------
To request a payment, you must provide us with notice in a form satisfactory to us. We will ordinarily pay any Death Benefit, partial surrender, or surrender proceeds within seven days after receipt at our Home Office of all the requirements for such a payment. We will determine the amount as of the date our Home Office receives all such requirements.

We may delay making a payment, applying Account Value to a payment plan, or processing a transfer request if: (1) the disposal or valuation of Account 4's assets is not reasonably practicable because the New York Stock Exchange is closed for other than a regular holiday or weekend, trading is restricted by the SEC, or the SEC declares that an emergency exists; or (2) the SEC, by order, permits postponement of payment to protect our Owners. We also may defer making payments attributable to a check that has not cleared (which may take up to 15 days), and we may defer payment of proceeds from the Guarantee Account for a withdrawal, surrender, or transfer request for up to six months from the date we receive the request. The amount deferred will earn interest at a rate and for a time period not less than the minimum required in the jurisdiction in which we issued the Policy.

--------------------------------------------------------------------------------
                         DISTRIBUTION OF THE POLICIES
--------------------------------------------------------------------------------
DISTRIBUTOR


Capital Brokerage Corporation (doing business in Indiana, Minnesota, New Mexico, and Texas as GE Capital Brokerage Corporation) ("Capital Brokerage") is the distributor and principal underwriter of the Policies. Capital Brokerage, a Washington corporation and an affiliate of ours, is located at 6630 W. Broad St., Richmond, Virginia 23230. Properly licensed registered representatives of independent broker-dealers will sell the Policies. These broker-dealers have selling agreements with Capital Brokerage and have been licensed by state insurance departments to represent us. Properly licensed registered representatives of Capital Brokerage will also sell the Policies. Capital Brokerage is registered with the SEC under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. ("NASD").

COMMISSIONS

Our writing agents will receive commissions based on a commission schedule and rules. The agents will receive a maximum commission of 3% of the initial premium payment and any additional premium payment.

Agents may also be eligible to receive certain bonuses and allowances, as well as retirement plan credits, based on commissions earned. Our field management receives compensation which we may base in part on the level of agent commissions in their management units. Broker-dealers and their registered agents will receive first-year and subsequent year commissions equivalent to the total commissions and benefits received by our field management and writing agents. We do not deduct these commissions from premium payments or Account Value; we pay these commissions.

--------------------------------------------------------------------------------
                            ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
OWNER QUESTIONS


The obligations to Owners under the Policies are ours. Please direct your questions and concerns to us at our Home Office.

RETURN PRIVILEGE

Within the free-look period after you receive the Policy, you may cancel it for any reason by delivering or mailing it postage prepaid, to our Home Office, Annuity New Business, 6610 W. Broad Street, Richmond, Virginia 23230. If you cancel your Policy, it will be void. Unless state law requires that we return your premium payments, the amount of the refund you receive will equal the Account Value less any adjustments required by applicable law or regulation on the date we receive the Policy, but without reduction for any surrender charge. If state law requires that we return your premium payments, the amount of the refund will equal the greater of (1) the Account Value without any surrender charges, plus any amount deducted from your premium payments before we allocated them to Account 4 (excluding any charges the portfolios may have deducted), and (2) the premium payments made less any withdrawals you previously made. In certain states, you may have more than 10 days to return the Policy for a refund.

STATE REGULATION

As a life insurance company organized and operated under the laws of the Commonwealth of Virginia, we are subject to provisions governing life insurers and to regulation by the Virginia Commissioner of Insurance.

Our books and accounts are subject to review and examination by the State Corporation Commission of the Commonwealth of Virginia at all times. That Commission conducts a full examination of our operations at least every five years.

RECORDS AND REPORTS

As presently required by the 1940 Act and applicable regulations, we are responsible for maintaining all records and accounts relating to Account 4. At least once each year, we will send you a report showing information about your Policy for the period covered by the report. The report will show the Account Value in each Investment Subdivision. The report also will show premium payments and charges made during the statement period. We also will send you an annual and a semi-annual report for each portfolio underlying an Investment Subdivision to which you have allocated Account Value, as required by the 1940 Act. In addition, when you make premium payments, transfers, or partial surrenders, you will receive a written confirmation of these transactions.

OTHER INFORMATION

We have filed a Registration Statement with the SEC, under the Securities Act of 1933 as amended, for the Policies being offered here. This Prospectus does not contain all the information in the Registration Statement, its amendments and exhibits. Please refer to the Registration Statement for further information about Account 4, the Company, and the Policies offered. Statements in this Prospectus about the content of Policies and other legal instruments are summaries. For the complete text of those Policies and instruments, please refer to those documents as filed with the SEC and available on the SEC's website at http://www.sec.gov.

YEAR 2000 READINESS DISCLOSURE

Like all financial services providers, we use computer systems that may be affected by Year 2000 date data processing issues and we rely on service providers, including banks, custodians, administrators, and investment managers that may also be affected. In addition, to the extent the Funds invest in securities of issuers located in foreign countries, the Funds may be affected not only in the United States, but also in foreign countries. (Please see the Funds' prospectuses for more information.) Therefore, we have been engaged in a process to evaluate and develop plans to have our computer systems and critical applications ready to process Year 2000 date data and to correct or replace systems and applications with Year 2000 issues. Moreover, we have confirmed that our service providers are also so engaged, and we are monitoring these other service providers (particularly those that are critical to our business) for emerging Year 2000 date data issues.

We have devoted, and will continue to devote, substantial resources to this effort. In 1998, we spent $2.4 million dollars on this effort, and we have budgeted an additional $1.8 million dollars on this effort in 1999. Remedial and other actions we have taken include inventorying our computer systems, applications and interfaces, assessing ways we might be impacted by Year 2000 issues, and developing a range of solutions specific to particular situations and implementing appropriate solutions. Most of the systems, applications and interfaces that were identified as having Year 2000 issues have already been replaced with different hardware or software or upgraded to new or other releases of software which is Year 2000 ready. We have also developed a business continuity plan and have completed testing the plan.

It is difficult to predict with precision whether the outcome of these efforts will be completely successful. However, as of the date of this Prospectus, we do not anticipate that you will experience negative effects on your investment, or on the services provided in connection therewith, as a result of the Company's Year 2000 transition implementation. We have completed our efforts with respect to our critical applications, and therefore we believe that our critical applications are substantially Year 2000 capable. With respect to our non-critical applications, our goal is to be substantially Year 2000 capable on or about June 1999. However, there can be no assurance that our efforts will be totally successful, or that interaction with other service providers will not impair our ability to provide uninterrupted and complete services to you.

If we are not successful in our Year 2000 transition or implementation, or if interaction with our service providers is impaired, it is possible that we could encounter difficulty and/or delays in calculating unit values, redeeming units, delivering account statements and providing other information, communication and servicing to our policyholders. In light of our past and current efforts to address this issue, we do not consider the likelihood of this possibility to be very high.

LEGAL MATTERS

The Company, like other life insurance companies, is involved in lawsuits, including class action lawsuits. In some class action and other lawsuits involving insurance companies, substantial damages have been sought and/or material settlement payments have been made. Although the Company cannot predict the outcome of any litigation with certainty, the Company believes that at the present time there are no pending or threatened lawsuits that are reasonably likely to have a material adverse impact on it or Account 4.

--------------------------------------------------------------------------------
                        CONDENSED FINANCIAL INFORMATION
--------------------------------------------------------------------------------
The Accumulation Unit Values and the number of accumulation units outstanding for each Investment Subdivision for the periods shown are as follows:

Financial statements for Account 4 and consolidated financial statements for Life of Virginia, now known as GE Life & Annuity, (as well as the auditors' reports thereon) are in the Statement of Additional Information.



                                                            ACCUMULATION     ACCUMULATION       NO. OF
                                                             UNIT VALUES      UNIT VALUES        UNITS
                                                                AS OF            AS OF           AS OF
FUNDS                                                          1/04/99         12/31/98        12/31/98
--------------------------------------------------------   --------------   --------------   ------------
INTERNATIONAL AND GLOBAL EQUITY
Janus Aspen Worldwide Growth Portfolio .................         30.07            29.44        4,894,747
Janus Aspen International Growth Portfolio+ ............         16.30            15.86        1,053,424
VIP Overseas Portfolio .................................         24.29            23.58        2,813,314
GE International Equity Fund@ ..........................         15.15            14.54          161,533
SPECIALTY
GE Real Estate Securities Fund@ ........................         15.20            15.02          316,692
SMALL-CAP STOCKS
Oppenheimer Aggressive Growth Fund/VA ..................         45.98            46.11        1,173,060
Alger American Small Capitalization Portfolio@ .........         12.03            12.15        1,733,429
MID-CAP GROWTH
Janus Aspen Aggressive Growth Portfolio ................         26.59            26.89        1,551,670
Goldman Sachs VIT Mid Cap Value Fund ...................          8.59             8.57           78,049
PBHG Growth II Portfolio+ ..............................         11.33            11.41          122,432
MID-CAP VALUE
GE Value Equity Fund+ ..................................         13.89            13.87          385,376
LARGE-CAP GROWTH
Janus Aspen Growth Portfolio ...........................         25.66            25.68        4,307,429
Janus Aspen Capital Appreciation Portfolio+ ............         19.80            19.59          506,817
VIP II Contrafund Portfolio ............................         26.10            26.31        3,082,088
VIP Growth Portfolio ...................................         54.32            54.32        3,969,421
VIP III Growth & Income Portfolio+ .....................         15.77            15.86          751,280
Oppenheimer Capital Appreciation Fund/VA ...............         40.08            40.56        2,344,528
GE Premier Growth Equity Fund ..........................           --               --                --
Alger American Growth Portfolio@ .......................         19.54            19.64        1,161,424
PBHG Large Cap Growth Portfolio+ .......................         14.97            15.15           98,043
LARGE-CAP VALUE
VIP Equity-Income Portfolio ............................         41.06            41.23        5,753,760
VIP III Growth Opportunities Portfolio+ ................         15.09            15.15          595,214
GE U.S. Equity Fund ....................................         10.64            10.68           26,127
GE S&P 500 Index Fund ..................................         50.19            50.24        1,096,813
Federated Utility Fund II@ .............................         18.97            19.01          478,465
Federated American Leaders Fund II .....................         16.84            16.83          480,466
Goldman Sachs VIT Growth and Income Fund ...............          8.90             8.86           52,650
Salomon Investors Fund .................................         12.03            12.14               42
BALANCED
Janus Aspen Balanced Portfolio@ ........................         19.54            19.55        2,916,033
VIP II Asset Manager Portfolio .........................         27.85            27.90       14,835,158
Oppenheimer Multiple Strategies Fund/VA ................         28.04            27.87        1,344,466
GE Total Return Fund ...................................         33.61            33.52          584,911
Salomon Total Return Fund ..............................         10.66            10.67            6,299
GLOBAL BOND
GE Global Income Fund+ .................................         11.55            11.50           46,632
Salomon Strategic Bond Fund ............................         10.27            10.24            2,799
HIGH-YIELD BONDS
Janus Aspen Flexible Income Portfolio@ .................         13.49            13.50          552,225
Oppenheimer High Income Fund/VA ........................         31.11            31.06        1,658,434
Federated High Income Bond Fund II@ ....................         15.37            15.34          471,675
DOMESTIC BONDS
Oppenheimer Bond Fund/VA ...............................         22.05            22.09          915,859
GE Income Fund .........................................         10.67            10.68        1,332,645
MONEY MARKET
GE Money Market Fund ...................................         15.38            15.38        5,222,349

                           See page 45 for footnotes.

      Prior to this time, the Funds were not categorized as shown above.


                                          ACCUMULATION   ACCUMULATION     NO. OF     ACCUMULATION   ACCUMULATION     NO. OF
                                           UNIT VALUES    UNIT VALUES      UNITS      UNIT VALUES    UNIT VALUES      UNITS
                                              AS OF          AS OF         AS OF         AS OF          AS OF         AS OF
FUNDS                                        1/01/98       12/31/97      12/31/97       1/01/96       12/31/96      12/31/96
---------------------------------------- -------------- -------------- ------------ -------------- -------------- ------------
JANUS ASPEN SERIES
Growth ................................. 19.18          19.15        4,505,765        13.48          15.79         4,764,409
Aggressive Growth ...................... 20.08          20.26        1,817,576        17.05          18.19         1,975,818
Worldwide Growth ....................... 23.23          23.10        4,938,272        15.00          19.13         4,170,807
International Growth+ .................. 13.71          13.69        1,004,669          --           11.69           474,438
Balanced@ .............................. 14.75          14.73        2,481,552        10.63          12.21           358,807
Flexible Income@ ....................... 12.56          12.52          280,878        10.50          11.33           118,020
Capital Appreciation+ .................. 12.53          12.56           49,357          --             --                 --
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income .......................... 37.44          37.36        6,589,338        26.12          29.50         6,847,454
Growth ................................. 39.54          39.40        4,467,825        28.47          32.28         4,831,665
Overseas ............................... 21.27          21.16        3,398,260        17.15          19.19         4,069,123
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager .......................... 24.57          24.53       17,101,510        18.16          20.57        18,979,975
Contrafund@ ............................ 20.44          20.47        3,296,201        13.92          16.68         3,097,501
VARIABLE INSURANCE PRODUCTS FUND III
Growth & Income+ ....................... 12.40          12.38          294,329          --             --                 --
Growth Opportunities+ .................. 12.37          12.30          341,417          --             --                 --
GE INVESTMENTS FUNDS, INC.
Money Market ........................... 14.78          14.77        3,512,260        13.61          14.18         2,549,159
Government Securities ..................   --             --                --        16.91          16.94           504,257
S&P 500 Index .......................... 39.77          39.63          918,847        25.00          30.77           580,257
Total Return ........................... 29.06          28.96          631,828        22.71          24.83           708,065
International Equity@ .................. 12.60          12.53        1,212,802        10.58          11.50           207,412
Real Estate Securities@ ................ 18.40          18.46        1,385,306        11.61          15.63           204,919
Global Income+ ......................... 10.26          10.26          516,898          --             --                 --
Value Equity+ .......................... 13.13          13.15          479,621          --             --                 --
Income Fund ............................ 10.05          10.01        1,295,638          --             --                 --
OPPENHEIMER VARIABLE ACCOUNT FUNDS
High Income ............................ 31.35          31.32        1,869,843        24.79          28.24         1,358,227
Bond ................................... 21.05          20.92          929,630        18.71          19.37           941,269
Capital Appreciation ................... 36.20          36.52        2,591,419        27.84          33.08         2,726,055
Growth ................................. 37.65          37.62        1,291,813        24.28          30.04         1,190,622
Multiple Strategies .................... 26.54          26.43        1,553,549        19.98          22.81         1,640,662
FEDERATED INSURANCE SERIES
Federated Utility II@ .................. 16.80          16.88          485,332        12.23          13.48           545,223
Federated High Income Bond II@ ......... 15.13          15.11          456,124        11.89          13.43           211,506
Federated American Leaders II .......... 14.51          14.48          361,619          --           11.07            75,662
THE ALGER AMERICAN FUND
AA Growth@ ............................. 13.39          13.42        1,022,514         9.64          10.79         1,190,674
AA Small Capitalization@ ............... 10.53          10.64        1,325,070         9.38           9.66         1,339,653
PBHG INSURANCE SERIES FUND, INC.
Growth II+ ............................. 10.54          10.67           76,611          --             --                 --
Large Cap Growth+ ...................... 11.63          11.73           55,997          --             --                 --

                           See page 45 for footnotes.

                                          ACCUMULATION  ACCUMULATION     NO. OF     ACCUMULATION   ACCUMULATION     NO. OF
                                          UNIT VALUES    UNIT VALUES      UNITS      UNIT VALUES    UNIT VALUES      UNITS
                                             AS OF          AS OF         AS OF         AS OF          AS OF         AS OF
FUNDS                                       1/03/95       12/31/95      12/31/95       1/03/94       12/31/94      12/31/94
---------------------------------------- ------------- -------------- ------------ -------------- -------------- ------------
JANUS ASPEN SERIES
Growth .................................    10.48         13.48            4,432,726  10.30          10.48            3,183,404
Aggressive Growth ......................    13.53         17.05            1,965,737  11.58          13.53            1,272,142
Worldwide Growth .......................    11.91         15.00            2,757,216  11.91          11.91            2,247,224
International Growth+ ..................      --            --                    --    --             --                    --
Balanced@ ..............................      --          10.63              111,972    --             --                    --
Flexible Income@ .......................      --          10.50               39,079    --             --                    --
Capital Appreciation+ ..................      --            --                    --    --             --                    --
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income ..........................    19.56         26.12            6,942,107  18.41          19.56            5,088,608
Growth .................................    21.27         28.47            5,187,186  21.34          21.27            4,641,036
Overseas ...............................    15.82         17.15            4,508,746  15.79          15.82            5,128,595
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager ..........................    15.70         18.16           21,993,362  16.88          15.70           27,382,848
Contrafund@ ............................      --          13.92            2,434,885    --             --                    --
VARIABLE INSURANCE PRODUCTS FUND III
Growth & Income+ .......................      --           --                    --    --             --                    --
Growth Opportunities+ ..................      --           --                    --    --             --                    --
GE INVESTMENTS FUNDS, INC.
Money Market* ..........................    13.01         13.61              893,974  12.68          13.01              484,719
Government Securities ..................    14.61         16.91              428,950  15.54          14.61              384,390
S&P 500 Index ..........................    18.58         25.00              479,021  18.68          18.58              297,274
Total Return ...........................    17.94         22.71              745,501  17.64          17.94              666,497
International Equity@ ..................      --          10.58              115,562    --             --                    --
Real Estate Securities@ ................      --          11.61               23,643    --             --                    --
Global Income+ .........................      --            --                   --     --             --                    --
Value Equity+ ..........................      --            --                   --     --             --                    --
OPPENHEIMER VARIABLE ACCOUNT FUNDS
High Income ............................    20.83         24.79            1,263,712  21.78          20.83            1,125,497
Bond ...................................    16.17         18.71              952,700  16.65          16.17              967,029
Capital Appreciation ...................    21.25         27.84            2,647,993  22.89          21.25            2,708,975
Growth .................................    17.97         24.28              986,685  17.87          17.97              734,287
Multiple Strategies ....................    16.66         19.98            1,762,762  17.16          16.66            1,797,950
FEDERATED INSURANCE SERIES
Federated Utility II@ ..................      --          12.23              539,628    --             --                    --
Federated High Income Bond II@ .........      --          11.89               40,814    --             --                    --
Federated American Leaders II+ .........      --            --                   --     --             --                    --
THE ALGER AMERICAN FUND
AA Growth@ .............................      --           9.64              261,225    --             --                    --
AA Small Capitalization@ ...............      --           9.38              405,791    --             --                    --
PBHG INSURANCE SERIES FUND, INC.
Growth II+ .............................      --            --                   --     --             --                    --
Large Cap Growth+ ......................      --            --                   --     --             --                    --

                           See page 45 for footnotes.

                                      ACCUMULATION   ACCUMULATION     NO. OF     ACCUMULATION   ACCUMULATION     NO. OF
                                       UNIT VALUES    UNIT VALUES      UNITS      UNIT VALUES    UNIT VALUES      UNITS
                                          AS OF          AS OF         AS OF         AS OF          AS OF         AS OF
FUNDS                                    1/04/93       12/31/93      12/31/93       1/02/92       12/31/92      12/31/92
------------------------------------ -------------- -------------- ------------ -------------- -------------- ------------
JANUS ASPEN SERIES
Growth+ ............................    00.00           10.31           714,865        --              --              --
Aggressive Growth+ .................    00.00           11.76           159,753        --              --              --
Worldwide Growth+ ..................    00.00           11.87           397,768        --              --              --
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income ......................    15.77           18.48         2,727,507      13.65           15.81      1,137,137
Growth .............................    18.07           21.53         2,860,231      16.86           18.24      1,548,743
Overseas ...........................    11.55           15.73         1,958,688      13.11           11.59        453,762
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager ......................    14.15           16.92        16,848,769      12.78           14.14      4,024,857
VARIABLE INSURANCE PRODUCTS FUND III
Growth & Income+ ...................      --              --               --          --              --              --
Growth Opportunities+ ..............      --              --               --          --              --              --
GE INVESTMENTS FUNDS, INC.
Money Market* ......................    12.53           12.68           319,980      12.30           12.53        183,658
Government Securities ..............    14.57           15.61           321,418      13.66           14.50         41,985
S&P 500 Index ......................    16.61           18.80           206,180      15.34           16.59        110,635
Total Return .......................    15.78           17.69           499,779      14.72           15.75        253,820
OPPENHEIMER VARIABLE ACCOUNT FUND
High Income ........................    17.44           21.77           626,211      14.96           17.42        107,142
Bond ...............................    14.98           16.68           694,740      14.16           14.93        384,066
Capital Appreciation ...............    18.28           23.26         1,133,120      16.19           18.48        467,060
Growth .............................    16.86           18.00           542,964      15.05           16.98        311,016
Multiple Strategies ................    14.98           17.18         1,236,118      13.92           14.99        737,957


                                      ACCUMULATION   ACCUMULATION     NO. OF     ACCUMULATION   ACCUMULATION    NO. OF
                                      UNIT VALUES    UNIT VALUES      UNITS      UNIT VALUES    UNIT VALUES     UNIT  S
                                         AS OF          AS OF          AS OF        AS OF          AS OF        AS OF
FUNDS                                1/02/91        12/31/91         12/31/91   1/01/90        12/31/90        12/31/90
------------------------------------ --------       ---------      ------------ --------       ---------      ---------
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income ......................    10.50           13.68          535,976      12.72           10.53        273,772
Growth .............................    11.61           16.88          633,068      13.60           11.74        215,941
Overseas ...........................    12.25           13.14          285,089      12.59           12.29        187,187
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager ......................    10.54           12.78          866,423      10.05           10.55        175,769
GE INVESTMENTS FUNDS, INC.
Money Market .......................    11.81           12.30          138,705      11.14           11.81         94,296 -
Government Securities ..............    11.80           13.70           31,891      11.25           11.73         24,061
S&P 500 Index ......................    11.53           15.48           65,450      13.33           11.65         52,857
Total Return .......................    11.71           14.81           91,807      12.46           11.76         47,767
OPPENHEIMER VARIABLE ACCOUNT FUNDS
High Income ........................    11.32           14.96           15,707      10.92           11.29          8,768
Bond ...............................    12.25           14.18          245,112      11.43           12.20         75,809
Capital Appreciation ...............    10.50           16.20          114,996      12.93           10.59         75,242
Growth .............................    12.00           15.00          193,160      13.49           12.09         88,779
Multiple Strategies ................    11.96           13.92          403,277      12.44           11.98        336,138

                           See page 45 for footnotes.

                                       ACCUMULATION    ACCUMULATION         NO. OF
                                       UNIT VALUES      UNIT VALUES         UNITS
                                          AS OF            AS OF            AS OF
FUNDS                                    1/01/89         12/31/89          12/31/89
-----------------------------------   -------------   --------------   ---------------
VARIABLE INSURANCE PRODUCTS FUND
Equity-Income .....................       10.84            12.57            115,043
Growth ............................       10.36            13.45             50,043
Overseas ..........................       10.13            12.65             23,108
VARIABLE INSURANCE PRODUCTS FUND II
Asset Manager .....................       10.00**           9.99             12,829
GE INVESTMENTS FUNDS, INC.
Money Market* .....................       10.37            11.13*           101,395*-
Government Securities .............       10.32            11.29             10,855
S&P 500 Index .....................       10.58            13.12             39,769
Total Return ......................       10.48            12.37             24,283
OPPENHEIMER VARIABLE ACCOUNT FUNDS
High Income .......................       10.54            10.92             16,907
Bond ..............................       10.21            11.43             23,738
Capital Appreciation ..............       10.21            12.88             30,138
Growth ............................       10.91            13.32             47,553
Multiple Strategies ...............       10.80            12.36            127,994

---------
+ Unit Values are not shown for the Investment Subdivisions investing in these portfolios as they were not available to Account 4 Owners during the periods shown.

@ Accumulation Unit Values as of 1/1/95 are not shown for these subdivisions as they were not available to Account 4 Policyowners at that time.

* For the period from 5/2/88 (the effective date of the Registration Statement for Account 4) through 12/31/88 the Money Market subdivision investing in Life of Virginia Series Fund, Inc. (currently GE Investments Funds, Inc.). Money Market Fund was the only subdivision in which money was invested. On 5/2/88 the accumulation unit value for this portfolio was $10.00. The number of units outstanding on 12/31/88 was 3,092, and the accumulation unit value on 12/31/88 was $10.36.

** Unit Values for the subdivision investing in Variable Insurance Products
   Fund II Asset Manager Portfolio are shown as of 10/3/89, the date this Portfolio was first offered to Account 4 Policyowners.

 - Amounts include cash with application money held pending Policy acceptance.

--------------------------------------------------------------------------------
                      STATEMENT OF ADDITIONAL INFORMATION
--------------------------------------------------------------------------------
                               TABLE OF CONTENTS



                                                                 Page
The Policies
 Transfer of Annuity Units
 Net Investment Factor
Termination of Participation Agreements
Calculation of Performance Data
 Money Market Investment Subdivisions
 Other Investment Subdivisions
Federal Tax Matters
 Taxation of GE Life & Annuity
 IRS Required Distributions
General Provisions
 Using the Policies as Collateral
 The Beneficiary
 Transfers After the Maturity Date
 Non-Participating
 Misstatement of Age or Sex
 Incontestability
 Statement of Values
 Written Notice
Distribution of the Policies
Legal Developments Regarding Employment-Related Benefit Plans
Legal Matters
Experts
Financial Statements

                               Dated May 1, 1999
                          GE Life and Annuity Company
                            6610 West Broad Street
                           Richmond, Virginia 23230

A Statement of Additional Information containing more detailed information about the Policy and Account 4 is available free by writing us at the address below or by calling (800) 352-9910.


--------------------------------------------------------------------------------
To GE Life & Annuity
Annuity New Business
6610 W. Broad Street
Richmond, VA 23230



Please mail a copy of the Statement of Additional Information for Separate Account 4, Policy Form P1140 10/90 to:


Name ---------------------------------------------------------------------------

Address -----------------------------------------------------------------------
                       Street


     --------------------------------------------------------------------------
             City              State         Zip



Signature of Requestor
                      ----------------------------------------------------------
                                                                   Date

                      [THIS PAGE INTENTIONALLY LEFT BLANK]

--------------------------------------------------------------------------------
                                   APPENDIX
--------------------------------------------------------------------------------
Policies issued before January 28, 1991, and, in certain states, Policies issued or offered after that date contain certain rights, benefits and procedures which differ from those described elsewhere in this Prospectus and the SAI. We marketed such Policies as "Asset Allocation Annuity" and identified them by the policy form number of P1098A, B, C or U, 1/87. An individual who has purchased one of these Policies must refer to this section in conjunction with the remainder of this Prospectus and/or SAI, to determine his or her rights and benefits under the Policy. With respect to the terms defined below, as well as the description of the refund privilege, the death benefit, and contestability of the Policy you should substitute these terms and descriptions in their entirety for the related terms and descriptions found elsewhere in this Prospectus or the SAI. All other procedures described herein, however, are meant to modify the procedures found elsewhere in the Prospectus or the SAI, and must be read in conjunction with the procedures found elsewhere in this Prospectus or in the SAI. The page references listed below indicate where the Prospectus and/or SAI we describe the substituted or modified terms and procedures.

DEFINITIONS

ANNUITANT -- The person named in the Policy during whose life Income Payments involving life contingencies will continue and, subject to the provision dealing with Contingent Annuitants, upon whose death before the Maturity Date, a Death Benefit under the Policy is paid. SEE The Policy.

BENEFICIARY -- The person who has the right to receive the Death Benefit set forth in the Policy. More than one Beneficiary may be named. SEE The Policy.

CASH VALUE -- The value of the Policy equal to the Cash Value allocated to the Investment Subdivisions of Account 4. As used elsewhere in this Prospectus and SAI, the term "Account Value" should be substituted for the term "Cash Value". SEE Definitions.

CONTINGENT OWNER -- The person named in the Policy to become the new Policyowner of the Policy in the event of the death of the Policyowner before the Maturity Date. The Policyowner's spouse is the only person that can be named as the Contingent Owner. SEE Death Benefit, Designated Beneficiary.

INITIAL INVESTMENT PERIOD -- The period commencing on the date the initial net premium payment is credited to the Policy and ending either 15 calendar days later or, if the Policy is not accepted by the Policyowner, when all amounts due are refunded. During the period, all net premium payments will be placed in the Investment Subdivision of Account 4 that invests exclusively in the Money Market Fund of the GE Investments Funds, Inc. SEE The Policy.

POLICYOWNER (OR "OWNER") -- The Person or persons (in the case of Joint Owners) entitled to receive Income Payments after the Maturity Date. The Owner is also entitled to the ownership rights stated in the Policy during the lifetime of the Annuitant. The original Policyowner is named in the application. Contingent Owners may also be named. SEE The Policy.

THE POLICY

INVESTMENT SUBDIVISION OF ACCOUNT 4 WHICH INVESTS EXCLUSIVELY IN THE MONEY MARKET FUND OF THE GE INVESTMENTS FUNDS, INC. The Initial Investment Period commences on the date we credit the initial Net Premium Payment to the Policy and ends either 15 calendar days later or, if the Policy is not accepted by the Policyowner, when all amounts due are refunded, whichever is earlier. At the end of the Initial Investment Period, we will transfer the Cash Value from the Investment Subdivision investing in the Money Market Fund of the GE Investments Funds, Inc. to the Investment Subdivisions of Account 4 in accordance with the Policyowner's written instructions in the application. Additional Net Premium Payments will be allocated to the Investment Subdivisions of Account 4 in accordance with the written instructions of the Policyowner. SEE The Policy.

EXAMINATION OF POLICY (REFUND PRIVILEGE) -- The Policyowner may examine the Policy and return it for refund within 10 days after it is received. Unless state law requires otherwise, the amount of the refund will equal the greater of (1) the Cash Value of the Policy (without reduction of any surrender charges) plus any amount deducted from the premium payments prior to allocation to Account 4, or (2) the Premium Payments made. A Policyowner wanting a refund should return the Policy to us at our Home Office. SEE The Policy.

DISTRIBUTIONS UNDER THE POLICY

DEATH BENEFIT -- If the Annuitant dies before the Maturity Date, a Death Benefit will become payable to the Beneficiary upon due proof of death of the Annuitant as long as there is no Contingent Annuitant. If a Contingent Annuitant exists at the Annuitant's death prior to the Maturity Date, then no Death Benefit is payable unless the new annuitant dies prior to the Maturity Date. The Death Benefit will be equal to the greater of (a) the total of the Premium Payments made, reduced by the sum of partial surrenders, including any applicable charges, or (b) the Cash Value of the Policy as of the date we receive due proof of death.

Unless an optional payment plan is chosen on or before the date we receive due proof of death, the Death Benefit proceeds will be paid in a lump sum. If the death of the Annuitant occurs on or after the Maturity Date, no Death Benefit will be payable under the Policy except as may be provided under the optional payment plan selected. SEE The Death Benefit.

INCOME PAYMENTS

ELECTION OF OPTIONAL PAYMENT PLANS -- "Proceeds" means the amount payable upon surrender, death of the Annuitant prior to the Maturity Date, or upon the Maturity Date. Death Benefit and Surrender Value Proceeds will be paid in one lump sum. During the lifetime of the Annuitant and prior to the Maturity Date, by written notice to the Home Office the Policyowner may elect to receive Proceeds in a lump sum or under an optional payment plan.

During the lifetime of the Annuitant, the Policyowner may elect that all or any part of the Death Benefit be applied under any one of the optional payment plans listed in the Policy or in any manner agreeable to us. If no election as to the optional payment plan has been selected by the Policyowner at the time of death of the Annuitant before the Maturity Date, such an election may be made by the Beneficiary if made on or before the date we receive due proof of death. SEE The Death Benefit.

OPTIONAL PAYMENT PLANS -- The payee under a plan cannot be a corporation, association, or fiduciary. In addition, we reserve the right to reduce the frequency of payments to an interval that would result in each payment being at least $100, even if any payment provided for would be or becomes less than $100. SEE Income Payments.

GENERAL PROVISIONS

LIMITS ON CONTESTING THIS POLICY -- We have relied on statements in the Policy application. In the absence of fraud, they are considered representations and not warranties. We can contest this Policy if any material misrepresentation of fact was made in the application and a copy of the application was attached to the Policy when issued. Absent fraud, we will not contest the policy after it has been in effect during the Annuitant's life for two years from the Policy Date.

                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                               SEPARATE ACCOUNT 4



                       STATEMENT OF ADDITIONAL INFORMATION
                                     FOR THE
                FLEXIBLE PREMIUM VARIABLE DEFERRED ANNUITY POLICY
                                FORM P1140 10/90



                                   OFFERED BY
                      GE LIFE AND ANNUITY ASSURANCE COMPANY
                         (A Virginia Stock Corporation)
                              6610 W. Broad Street
                            Richmond, Virginia 23230




This Statement of Additional Information expands upon subjects discussed in the current Prospectus for the above-named Flexible Premium Variable Deferred Annuity Policy ("Policy") offered by GE Life and Annuity Assurance Company. You may obtain a copy of the Prospectus dated May 1, 1999, by calling (800) 352-9910, or writing to GE Life and Annuity Assurance Company, 6610 W. Broad Street, Richmond, Virginia 23230. Terms used in the current Prospectus for the Policy are incorporated in this Statement.


                   THIS STATEMENT OF ADDITIONAL INFORMATION IS
                    NOT A PROSPECTUS AND SHOULD BE READ ONLY
               IN CONJUNCTION WITH THE PROSPECTUS FOR THE POLICY.



Dated  May 1, 1999

                       STATEMENT OF ADDITIONAL INFORMATION

                                TABLE OF CONTENTS

                                                                            Page

GE Life and Annuity Assurance Company ....................................... 3

The Policies................................................................. 3
  Transfer of Annuity Units.................................................. 3
  Net Investment Factor...................................................... 3

Termination of Participation Agreements...................................... 4

Calculation of Performance Data.............................................. 4
  Money Market Investment Subdivisions....................................... 4
  Other Investment Subdivisions.............................................. 6

Federal Tax Matters.......................................................... 8
  Taxation of GE Life & Annuity.............................................. 8
  IRS Required Distributions................................................. 9

General Provisions........................................................... 9
  Using the Policies as Collateral........................................... 9
  The Beneficiary............................................................ 9
  Transfers After the Maturity Date.......................................... 9
  Non-Participating.......................................................... 9
  Misstatement of Age or Sex................................................. 9
  Incontestability........................................................... 9
  Statement of Values........................................................ 9
  Written Notice.............................................................10

Distribution of the Policies.................................................10

Legal Developments Regarding Employment-Related Benefit Plans................10

Legal Matters................................................................11

Experts......................................................................11

Financial Statements.........................................................12

                                  THE POLICIES

Transfer of Annuity Units

At your request, Annuity Units may be transferred once per calendar year from the Investment Subdivision in which they are currently held. However, where permitted by state law, we reserve the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer are unable to purchase or redeem shares of the mutual funds in which the Investment Subdivisions invest. The number of Annuity Units to be transferred is (a) times
(b) divided by (c) where: (a) is the number of Annuity Units for the Investment Subdivision in which the Annuity Units are currently held; (b) is the Annuity
Unit Value for the Investment Subdivision in which the Annuity Units are currently held; and (c) is the Annuity Unit Value for the Investment Subdivision to which the transfer is made.

Net Investment Factor

The Net Investment Factor measures investment performance of the Investment Subdivisions of Account 4 during a Valuation Period. Each Investment Subdivision has its own net investment factor for a Valuation Period. The net investment factor of an Investment Subdivision available under the policies for a Valuation Period is (a) divided by (b) minus (c) where:

(a) is (1) the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period, plus (2) the investment income and capital gains, realized or unrealized, credited to the net assets of that Investment Subdivision during the Valuation Period for which the Net
    Investment Factor is being determined, minus (3) the capital losses, realized or unrealized, charged against those assets during the Valuation Period, minus (4) any amount charged against that Investment Subdivision for taxes, or any amount set aside during the Valuation Period by Life of Virginia as a provision for taxes attributable to the operation or maintenance of that Subdivision; and

(b) is the value of the net assets of that Investment Subdivision at the end of the preceding Valuation Period; and

(c) is a charge no greater than .0031690% for each day in the Valuation Period. This corresponds to 1.15% per year of the net assets of that Investment Subdivision for mortality and expense risks.

The value of the assets in Account 4 will be taken at their fair market value in accordance with generally accepted accounting practices and applicable laws and regulations.

                     TERMINATION OF PARTICIPATION AGREEMENTS

The participation agreements pursuant to which the Funds sell their shares to Account 4 contain varying provisions regarding termination. The following summarizes those provisions:

 Janus Aspen Series. This agreement may be terminated by the parties on six months' advance written notice.

 Variable Insurance Products Fund, Variable Insurance Products Fund II and Variable Insurance Products Fund III. ("the Fund") These agreements provide for termination (1) on one year's advance notice by either party, (2) at the Company's option if shares of the Fund are not reasonably available to meet requirements of the policies, (3) at the option of either party if certain enforcement proceedings are instituted against the other, (4) upon vote of the policyowners to substitute shares of another mutual fund, (5) at the Company's option if shares of the Fund are not registered, issued, or sold in accordance with applicable laws, if the Fund ceases to qualify as a regulated investment company under the Code, (6) at the option of the Fund or its principal underwriter if it determines that the Company has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, (7) at the option of the Company if the Fund has suffered material adverse changes in its business or financial condition or is the subject of material adverse publicity, or (8) at the option of the Fund or its principal underwriter if the Company decides to make another mutual fund available as a funding vehicle for its policies.

 Salomon Brothers Variable Series Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

 Goldman Sachs Variable Insurance Trust. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

 GE Investments Funds, Inc. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

 Oppenheimer Variable Account Funds. This agreement may be terminated by the parties on six months' advance written notice.

 Federated Insurance Series. This agreement may be terminated by any of the parties on 180 days written notice to the other parties.

 The Alger American Fund. This agreement may be terminated at the option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

 PBHG  Insurance  Series Fund,  Inc.   This  agreement  may be terminated at the
 option of any party upon six months' written notice to the other parties, unless a shorter time is agreed to by the parties.

                         CALCULATION OF PERFORMANCE DATA

From time to time, we may disclose total return, yield, and other performance data for the Investment Subdivisions pertaining to the Policies. Such performance data will be computed, or accompanied by performance data computed, in accordance with the standards defined by the Securities and Exchange Commission.

The calculations of yield, total return, and other performance data do not reflect the effect of any premium tax that may be applicable to a particular Policy. Premium taxes currently range from 0% to 3.5% of premium payments and are generally based on the rules of the state in which you reside.

Money Market Investment Subdivisions

From time to time, advertisements and sales literature may quote the yield of the Money Market Investment Subdivision for a seven-day period, in a manner which does not take into consideration any realized or unrealized gains or losses on shares of the corresponding Money Market portfolio or on its portfolio securities. This current annualized yield is computed by determining the net change (exclusive of realized gains and losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) at the end of the seven-day period in the value of a hypothetical account under a Policy having a balance of one unit in that Money Market Investment Subdivision at the beginning of the period, dividing such net change in account value by the value of the account at the beginning of the period to determine the base period return, and annualizing the result on a 365-day basis. The net change in account value reflects: 1) net income from the investment portfolio attributable to the hypothetical account; and 2) charges and deductions imposed under the Policy which are attributable to the hypothetical account. The charges and deductions include the per unit charges for the policy maintenance charge, distribution expense charge, and the mortality and expense risk charge. For purposes of calculating current yields for a Policy, an average per unit policy maintenance charge is used. Current Yield will be calculated according to the following formula:

  Current Yield = ((NCP - ES)/UV) X (365/7)

  where:

  NCP = the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

  ES =  per unit expenses of the hypothetical account for the seven-day period.

  UV =  the unit value on the first day of the seven-day period.

The effective yield of the Money Market Investment Subdivision determined on a compounded basis for the same seven-day period may also be quoted. The effective yield is calculated by compounding the base period return according to the following formula:

  Effective Yield = (1 + ((NCP - ES)/UV))365/7 - 1

  where:

  NCP = the net change in the value of the investment portfolio (exclusive of realized gains or losses on the sale of securities and unrealized appreciation and depreciation and income other than investment income) for the seven-day period attributable to a hypothetical account having a balance of one Investment Subdivision unit.

  ES =  per unit expenses of the hypothetical account for the seven-day period.

  UV =  the unit value for the first day of the seven-day period.

The yield on amounts held in the Money Market Investment Subdivision normally will fluctuate on a daily basis. Therefore, the disclosed yield for any given past period is not an indication or representation of future yields or rates of return. The Money Market Investment Subdivision's actual yield is affected by changes in interest rates on money market securities, average portfolio maturity of the Investment Subdivision's corresponding money market portfolio, the types and quality of portfolio securities held by that portfolio, and that investment portfolio's operating expenses. Because of the charges and deductions imposed under the Policy, the yield for a Money Market Investment Subdivision will be lower than the yield for its corresponding "money market" investment portfolio.

Yields calculated for the underlying GE Investments Money Market Fund as of December 31, 1998, less the mortality and expense risk charge, the distribution expense charge, the policy maintenance charge and the surrender charge (which, for these purposes, is assumed to be equivalent to 0.1% of Account Value) are as follows:

Current    3.26%
Effective  3.31%

Past performance is not a guarantee of future results.

Please note that the underlying Funds supplied information on which these yields were calculated. While we have no reason to doubt the accuracy of the information provided by the Fund, we have not independently verified this information.

Other Investment Subdivisions

Total Return. Sales literature or advertisements may quote total return, including average annual total return for one or more of the Investment Subdivisions for various periods of time including 1 year, 3 year, 5 year and 10 years, or from inception if any of those periods are not available.

Average annual total return for a period represents the average annual compounded rate of return that would equate an initial investment of $1,000 under a Policy to the redemption value of that investment as of the last day of the period. The ending date for each period for which total return quotations are provided will be for the most recent practicable, considering the type and media of the communication, and will be stated in the communication

For period that begin before the Policy was available, performance data will be based on the performance of the underlying portfolios, with the level of Account 4 and policy charges currently in effect. Average annual total return will be calculated using Investment Subdivision unit values and deductions for the policy maintenance charge as described below:

  1.    We  calculate  unit  value  for  each  Valuation  Period  based  on  the
        performance  of  the  Investment   Subdivision's  underlying  investment
        portfolio (after deductions for Fund expenses, the distribution expense charge, and the mortality and expense risk charge).

  2. The policy maintenance charge is $30 per year, deducted at the beginning of each Policy Year after the first. For purposes of calculating average annual total return, an average policy maintenance charge (currently 0.1% of Account Value attributable to the hypothetical investment) is used.

  3. The surrender charge will be determined by assuming a surrender of the Policy at the end of the period. Average annual total return for periods of six years or less will therefore reflect the deduction of a surrender charge.

  4.    Total return will then be calculated according to the following formula:

  TR =  (ERV/P)1/N - 1

  where:

  TR = the average annual total return for the period.

  ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

  P = a hypothetical single investment of $1,000.

  N = the duration of the period (in years).



                                         For the         For the         For the        For the         From the Date   Date of
                                         1-year period   3-year period   5-year         10-year         of Portfolio    Portfolio
                                         ended 12/31/98  ended 12/31/98  period ended   period ended    Inception       Inception
                   FUNDS                                                 12/31/98       12/31/98        to 12/31/98
International and Global Equity
Janus Aspen Worldwide Growth Portfolio     27.44           25.20           19.92            NA            22.61         09/13/93
Janus Aspen International
  Growth Portfolio+                        15.89           21.82            NA              NA            17.51         05/02/94
VIP Overseas Portfolio                     11.45           11.21           8.44            8.81            7.35         01/28/87
GE International Equity Fund@              16.10           11.18            NA              NA            10.88         05/01/95

Specialty
GE Real Estate Securities Fund@            -18.63           8.97            NA              NA            11.73         05/01/95

Small-Cap Stocks
Oppenheimer Aggressive Growth Fund/VA      11.07           13.37           11.76          14.79           13.75         08/15/86
Alger American Small Capitalization        14.20            9.00           11.79          18.47           17.50         09/21/88
Portfolio@

Mid-Cap Growth
Janus Aspen Aggressive Growth Portfolio    32.72           16.40           17.98            NA            20.53         09/13/93
Goldman Sachs VIT Mid Cap Value Fund         NA              NA             NA              NA            -14.23        04/30/98
PBHG Growth II Portfolio+                   6.94             NA             NA              NA             8.21         05/01/97

Mid-Cap Value
GE Value Equity Fund+                       5.46             NA             NA              NA            21.67         05/01/97

Large-Cap Growth
Janus Aspen Growth Portfolio               34.10           23.97           20.02            NA            19.49         09/13/93
Janus Aspen Capital
 Appreciation Portfolio+                   55.98             NA             NA              NA            49.66         05/01/97
VIP II Contrafund Portfolio@               28.49           23.65            NA              NA            27.40         01/03/95
VIP Growth Portfolio                       37.89           24.03           20.34          18.03           15.88         10/09/86
VIP III Growth & Income Portfolio+         28.10             NA             NA              NA            28.35         12/31/96
Oppenheimer Capital Appreciation Fund/VA   22.57           23.85           20.70          15.51           14.70         04/03/85
GE Premier Growth Equity Fund              34.96             NA             NA              NA            37.18         12/12/97
Alger American Growth Portfolio@           46.37           26.79           22.47            NA            20.68         01/09/89

Large-Cap Value
VIP Equity-Income Portfolio                10.34           16.43           17.41          14.30           12.96         10/09/86
VIP III Growth Opportunities Portfolio+    23.18           22.76            NA              NA            24.81         01/03/95
GE U.S. Equity Fund                        21.99           24.23            NA              NA            26.65         01/02/95
GE S&P 500 Fund                            26.77           26.20           21.73          16.86           15.46         04/14/85
Federated Utility Fund II@                 12.64           15.85            NA              NA            13.11         02/10/94
Federated American Leaders Fund II         16.27           22.27            NA              NA            19.36         02/10/94
Goldman Sachs VIT Growth and Income Fund     NA              NA             NA              NA             4.30         01/12/98
Salomon Investors Fund                       NA              NA             NA              NA             9.44         02/17/98
PBHG Large Cap Growth Portfolio+           29.13             NA             NA              NA            28.25         05/01/97

Balanced
Janus Aspen Balanced Fund@                 32.74           22.54           17.74            NA            18.13         09/13/93
VIP II Asset Manager Portfolio             13.73           15.39           10.52            NA            11.69         09/06/89
Oppenheimer Multiple Strategies Fund/VA     5.43           11.72           10.15           9.95           10.30         02/09/87
GE Total Return Fund                       15.75           13.86           13.63          12.33           11.29         07/01/85
Salomon Total Return Fund                    NA              NA             NA              NA             4.77         02/17/98

Global Bond
GE Global Income Fund                      12.03             NA             NA              NA             8.71         05/01/97
Salomon Strategic Bond Fund                  NA              NA             NA              NA             5.11         02/17/98

High-Yield Bonds
Janus Aspen Flexible Income Fund@           7.85            8.74           9.05             NA             8.60         09/13/93
Oppenheimer High Income Fund/VA            -0.85            7.81           7.37           11.41           10.96         04/30/86
Federated High Income Bond Fund II@         1.52            8.88            NA              NA             8.24         03/01/94

Domestic Bonds
Oppenheimer Bond Fund/VA                    5.57            5.70           5.77            8.02            8.39         04/03/85
GE Income Fund                              6.71            5.37            NA              NA             7.82         01/02/95

Money Market
GE Money Market Fund                        4.09            4.15           3.94            4.02            4.21         06/30/85

+Unit Values are not shown for the Investment Subdivisions investing in these portfolios, as they were not available to Account 4 Owners during the periods shown.
@Accumulation Unit Values as of 1/31/95 are not shown for the Investment Subdivisions investing in these portfolios, as they were not available to Account 4 Owners at that time.

The Funds have provided the price information used to calculate the adjusted historical performance of the Investment Subdivisions. While we have no reason to doubt the accuracy of the figures provided by the Funds, we have not independently verified such information.

Other Performance Data

We may disclose cumulative total return in conjunction with the standard format described above. The cumulative total return will be calculated using the following formula:

  CTR =     (ERV/P) - 1

  where:

  CTR =     the cumulative total return for the period.

  ERV = the ending redeemable value (reflecting deductions as described above) of the hypothetical investment at the end of the period.

  P   =     a hypothetical single investment of $1,000.

Other non-standard quotations of Investment Subdivision performance may also be used in sales literature and advertisements. Such quotations will be accompanied by a description of how they were calculated. We will accompany any non-standard quotations of Investment Subdivision performance with standard performance quotations.


                               FEDERAL TAX MATTERS

Taxation of GE Life & Annuity

We do not expect to incur any Federal income tax liability attributable to investment income or capital gains retained as part of the reserves under the Policies. (See Federal Tax Matters section of the Prospectus.) Based upon these expectations, no charge is being made currently to Account 4 for Federal income taxes which may be attributable to the Account. We will periodically review the question of a charge to Account 4 for Federal income taxes related to the Account. Such a charge may be made in future years if we believe that it may incur Federal income taxes. This might become necessary if the tax treatment of the Company is ultimately determined to be other than what we believe it to be, if there are changes made in the Federal income tax treatment of annuities at the corporate level, or if there is a change in the Company's tax status. In the event that GE Life & Annuity should incur Federal income taxes attributable to investment income or capital gains retained as part of the reserves under the Policies, the Account Value would be correspondingly adjusted by any provision or charge for such taxes.

We may also incur state and local taxes (in addition to premium taxes) in several states. At present, these taxes, with the exception of premium taxes, are not significant. If there is a material change in applicable state or local tax laws causing an increase in taxes other than premium taxes (for which we currently impose a charge), charges for such taxes attributable to Account 4 may be made.

IRS Required Distributions

In order to be treated as an annuity  contract for Federal  income tax purposes, section 72(s) of the Code requires any Non-Qualified Policy to provide that (a) if any Owner dies on or after the Maturity Date but prior to the time the entire interest in the Policy has been distributed, the remaining portion of such interest will be distributed at least as rapidly as under the method of distribution being used as of the date of that Owner's death; and (b) if any Owner dies prior to the Maturity Date, the entire interest in the Policy will be distributed (1) within five years after the date of that Owner's death, or (2) as Income Payments which will begin within one year of that Owner's death and which will be made over the life of the Owner's "designated beneficiary" or over a period not extending beyond the life expectancy of that beneficiary. The "designated beneficiary" generally is the person who will be treated as the sole Owner of the Policy following the death of the Owner, Joint Owner or, in certain circumstances, the Annuitant. However, if the "designated beneficiary" is the surviving spouse of the decedent, these distribution rules will not apply until the surviving spouse's death (and this spousal exception will not again be available). If any Owner is not an individual, the change or death of the Annuitant will be treated as the death of a Owner for purposes of these rules.

The Non-Qualified Policies contain provisions which are intended to comply with the requirements of section 72(s) of the Code, although no regulations interpreting these requirements have yet been issued. GE Life & Annuity intends to review such provisions and modify them if necessary to assure that they comply with the requirements of Code section 72(s) when clarified by regulation or otherwise.

Other rules may apply to Qualified Policies.


                               GENERAL PROVISIONS

Using the Policies as Collateral

A Non-Qualified Policy can be assigned as collateral security. We must be notified in writing if a Policy is assigned. Any payment made before the assignment is recorded at our Home Office will not be affected. We are not responsible for the validity of an assignment. Your rights and the rights of a Beneficiary may be affected by an assignment.

A Qualified Policy may not be sold, assigned, transferred, discounted, pledged or otherwise transferred except under such conditions as may be allowed under applicable law.

The basic benefits of the Policy are assignable. Additional benefits added by rider may or may not be available/eligible for assignments.

The Beneficiary

You may select one or more primary and contingent beneficiaries during your lifetime upon application and by filing a written request with our Home Office. Each change of beneficiary revokes any previous designation.

Transfers After the Maturity Date

If we are making variable income payments, the payee may change the Investment Subdivisions from which are making the payments once each calendar year. The transfer will be effective as of the end of the Valuation Period during which we receive written request at our Home Office. However, we reserve the right to limit the number of transfers if necessary for the Policy to continue to be treated as an Annuity Under the Code. We also reserve the right to refuse to execute any transfer if any of the Investment Subdivisions that would be affected by the transfer is unable to purchase or redeem shares of the Fund in which the Investment Subdivision invests or if the transfer would adversely affect Account Value. If the amount of your Account Value remaining in an Investment Subdivision after the transfer request is less than $100, then we will transfer the amount remaining in addition to the amount requested. We will not allow a transfer into any Investment Subdivision unless the Account Value of that Investment Subdivision after the transfer is at least $100. If the number of Annuity Units remaining in an Investment Subdivision after a transfer is less than 1, we will transfer the remaining balance in addition to the amount requested for the transfer.

We do not permit transfers between the Investment Subdivisions and the Guarantee Account after the Maturity Date.

The transfer will not affect the income payment on the date of the transfer.

Non-Participating

The Policy is non-participating.  No dividends are payable.

Misstatement of Age or Sex

If the Annuitant's age or sex (or the Contingent Annuitant's age or sex, in the case of a Joint Policy) was misstated in the policy data pages, any Policy benefits or proceeds, or availability thereof, will be determined using the correct age and sex.

Incontestability

We will not contest the Policy.

Statement of Values

At least once each year, we will send you a statement of values within 30 days after each report date. The statement will show Account Value, premium payments and charges made during the report period.

Written Notice

Any written  notice  should be sent to us at our Home Office at 6610 West
Broad Street, Richmond, Virginia 23230. The policy number and the Annuitant's full name must be included.

We will send all notices to the Owner at the address on file with the Company.

                          DISTRIBUTION OF THE POLICIES

The offering is continuous and Capital Brokerage Corporation does not anticipate discontinuing the offering of the Policies. However, the Company does reserve the tight to discontinue the offering of the Policies.

          LEGAL DEVELOPMENTS REGARDING EMPLOYMENT-RELATED BENEFIT PLANS

On July 6, 1983, the Supreme Court held in Arizona Governing Committee for Tax Deferred Annuity v. Norris, 463 U.S. 1073 (1983), that optional annuity benefits provided under an employee's deferred compensation plan could not, under Title VII of the Civil Rights Act of 1964, vary between men and women on the basis of sex. The Policy contains guaranteed annuity purchase rates for certain optional payment plans that distinguish between men and women. Accordingly, employers and employee organizations should consider, in consultation with legal counsel, the impact of Norris, and Title VII generally, on any employment-related insurance or benefit program for which a Policy may be purchased.

                                  LEGAL MATTERS

Sutherland Asbill & Brennan LLP of Washington, D.C. has provided advice on certain legal matters relating to federal securities laws applicable to the issue and sale of the Policies described in this Prospectus. Patricia L. Dysart, Assistant Vice President and Associate General Counsel, of GE Life and Annuity Assurance Company, has provided advice on certain legal matters pertaining to the Policy, including the validity of the Policy and Life of Virginia's right to issue the Policies under Virginia insurance law.

                                     EXPERTS

The consolidated balance sheets of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest and cash flows for the years then ended, the nine month period ended December 31, 1996 and the preacquisition three month period ended March 31, 1996, and the statements of assets and liability of Life of Virginia Separate Account 4, now known as GE Life & Annuity Separate Account 4, as of December 31, 1998 and the related statements of operations and changes in net assets for each of the years or lesser periods in the three year period then ended have been included herein and in the registration statement in reliance upon the reports of KPMG LLP, independent certified public accountants, appearing elsewhere herein and upon the authority of such firm as experts in accounting and auditing.

The report of KPMG LLP dated January 22, 1999 with respect to the consolidated financial statements of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company and subsidiary, contains an explanatory paragraph that states that effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis that that for the periods before the acquisition and, therefore, is not comparable.

                              FINANCIAL STATEMENTS

This Statement of Additional Information contains financial statements for the Company (now known as GE Life and Annuity Assurance Company) as of December 31, 1998 and 1997 and for each of the years in the three-year period ended December 31, 1998, as well as, financial statements for Life of Virginia Separate Account 4 (now known as GE Life & Annuity Separate Account 4) as of December 31, 1998 and for each of the years or lesser periods in the three year period then ended.

The consolidated financial statements of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and subsidiary included herein should be distinguished from the financial statements of Account 4 and should be considered only as bearing on the ability of the Company to meet its obligations under the Policy.

Such consolidated financial statements of The Life Insurance Company of Virginia, now known as GE Life and Annuity Assurance Company, and subsidiary should not be considered as bearing on the investment performance of the assets held in Account 4.




                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4


                             FINANCIAL STATEMENTS


                         YEAR ENDED DECEMBER 31, 1998
                  (WITH INDEPENDENT AUDITORS' REPORT THEREON)

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4


                               TABLE OF CONTENTS


                         YEAR ENDED DECEMBER 31, 1998



                                                    PAGE
                                                   -----
Independent Auditors' Report ...................   A-3
Financial Statements:
 Statements of Assets and Liabilities ..........   A-4
 Statements of Operations ......................   A-11
 Statements of Changes in Net Assets ...........   A-22
Notes to Financial Statements ..................   A-43

                         INDEPENDENT AUDITORS' REPORT

Contractholders
Life of Virginia Separate Account 4
and
The Board of Directors
The Life Insurance Company of Virginia:

     We have audited the accompanying statements of assets and liabilities of Life of Virginia Separate Account 4 (the Account) (comprising the GE Investments Funds, Inc. -- S&P 500 Index, Money Market, Total Return, International Equity, Real Estate Securities, Global Income, Value Equity, Income and U.S. Equity Funds; the Oppenheimer Variable Account Funds -- Bond, Capital Appreciation, Growth, High Income and Multiple Strategies Funds; the Variable Insurance Products Fund -- Equity-Income, Growth and Overseas Portfolios; the Variable Insurance Products Fund II -- Asset Manager and Contrafund Portfolios; the Variable Insurance Products Fund III -- Growth & Income and Growth Opportunities Portfolios; the Federated Investors Insurance Series -- American Leaders, High Income Bond and Utility Funds II; the Alger American Fund -- Small Cap and Growth Portfolios; the PBHG Insurance Series Fund -- PBHG Large Cap Growth and PBHG Growth II Portfolios; the Janus Aspen Series -- Aggressive Growth, Growth, Worldwide Growth, Balanced, Flexible Income, International Growth and Capital Appreciation Portfolios; the Goldman Sachs Variable Insurance Trust Fund -- Growth and Income and Mid Cap Equity Funds; and the Salomon Brothers Variable Series Fund -- Strategic Bond, Investors, and Total Return Funds) as of December 31, 1998 and the related statements of operations and changes in net assets for the aforementioned funds and the GE Investments Funds Inc. Government Securities Fund; Oppenheimer Variable Account Money Fund; Variable Insurance Products Funds -- Money Market and High Income Portfolios; and Neuberger & Berman Advisers Management Trust -- Balanced, Bond and Growth Portfolios, of Life of Virginia Separate Account 4 for each of the years or lesser periods in the three year period then ended. These financial statements are the responsibility of the Account's management. Our responsibility is to express an opinion on these financial statements based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 1998, by correspondence with the underlying mutual funds or their transfer agent. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting Life of Virginia Separate Account 4 as of December 31, 1998 and the results of their operations and changes in their net assets for each of the years or lesser periods in the three year period then ended in conformity with generally accepted accounting principles.

                                                                        KPMG LLP




Richmond, Virginia
February 12, 1999

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4


                     STATEMENTS OF ASSETS AND LIABILITIES
                               DECEMBER 31, 1998



                                                             GE INVESTMENTS FUNDS, INC.
                                                         ----------------------------------
                                                              S&P 500            MONEY
                                                               INDEX            MARKET
                                                                FUND             FUND
ASSETS                                                   ----------------- ----------------
Investment in GE Investments Funds, Inc.,
 at fair value (note 2):
 S&P 500 Index Fund (12,978,221 shares;
   cost -- $264,318,648)................................ $307,713,611                  --
 Money Market Fund (206,691,464 shares;
   cost -- $206,691,474)................................          --          206,691,464
 Total Return Fund (4,513,480 shares;
   cost -- $64,971,588).................................          --                   --
 International Equity Fund (2,342,088; shares;
   cost -- $27,101,105).................................          --                   --
 Real Estate Securities Fund (4,024,961
   shares; cost -- $55,753,342).........................          --                   --
 Global Income Fund (942,716 shares;
   cost -- $9,713,591)..................................          --                   --
 Value Equity Fund (2,887,264 shares;
   cost -- $38,586,474).................................          --                   --
 Income Fund (2,792,519 shares;
   cost -- $34,717,370).................................          --                   --
 U.S. Equity Fund (63,724 shares;
   cost -- $1,980,988)..................................          --                   --
Receivable from affiliate ..............................          --               20,944
Receivable for units sold ..............................   1,603,821           12,193,795
                                                         ------------         -----------
   TOTAL ASSETS ........................................ 309,317,432          218,906,203
                                                         ------------         -----------
LIABILITIES
Accrued expenses payable to affiliate (note 3) .........     490,032              369,262
Payable for units withdrawn: ...........................          --                   --
                                                         ------------         -----------
   TOTAL LIABILITIES ...................................     490,032              369,262
                                                         ------------         -----------
Net assets ............................................. $308,827,400         218,536,941
                                                         ============         ===========
Analysis of net assets:
 Attributable to:
   Variable deferred annuity contractholders ........... $308,827,400         218,536,941
   The Life Insurance Company of Virginia ..............          --                   --
                                                         ------------         -----------
Net assets ............................................. $308,827,400         218,536,941
                                                         ============         ===========
Outstanding units attributable to
 contractholders: Type I (note 2) ......................   1,096,813            5,222,349
                                                         ============         ===========
Net asset value per unit: Type I ....................... $     50.24                 15.38
                                                         ============         ============
Outstanding units attributable to
 contractholders: Type II (note 2) .....................   5,187,559            9,232,947
                                                         ============         ============
Net asset value per unit: Type II ...................... $     48.91                 14.97
                                                         ============         ============



                                                                   GE INVESTMENTS FUNDS, INC.
                                                         -----------------------------------------------
                                                              TOTAL       INTERNATIONAL    REAL ESTATE
                                                              RETURN          EQUITY        SECURITIES
                                                               FUND            FUND            FUND
ASSETS                                                   --------------- --------------- ---------------
Investment in GE Investments Funds, Inc.,
 at fair value (note 2):
 S&P 500 Index Fund (12,978,221 shares;
   cost -- $264,318,648)................................            --              --              --
 Money Market Fund (206,691,464 shares;
   cost -- $206,691,474)................................            --              --              --
 Total Return Fund (4,513,480 shares;
   cost -- $64,971,588).................................   $66,167,622              --              --
 International Equity Fund (2,342,088; shares;
   cost -- $27,101,105).................................            --      27,847,422              --
 Real Estate Securities Fund (4,024,961
   shares; cost -- $55,753,342).........................            --              --      46,649,298
 Global Income Fund (942,716 shares;
   cost -- $9,713,591)..................................            --              --              --
 Value Equity Fund (2,887,264 shares;
   cost -- $38,586,474).................................            --              --              --
 Income Fund (2,792,519 shares;
   cost -- $34,717,370).................................            --              --              --
 U.S. Equity Fund (63,724 shares;
   cost -- $1,980,988)..................................            --              --              --
Receivable from affiliate ..............................            --              --              --
Receivable for units sold ..............................        34,871              --              --
                                                            ----------      ----------      ----------
   TOTAL ASSETS ........................................    66,202,493      27,847,422      46,649,298
                                                            ----------      ----------      ----------
LIABILITIES
Accrued expenses payable to affiliate (note 3) .........        91,900          23,042          46,746
Payable for units withdrawn: ...........................         2,249       1,004,629          57,007
                                                            ----------      ----------      ----------
   TOTAL LIABILITIES ...................................        94,149       1,027,671         103,753
                                                            ----------      ----------      ----------
Net assets .............................................   $66,108,344      26,819,751      46,545,545
                                                            ==========      ==========      ==========
Analysis of net assets:
 Attributable to:
   Variable deferred annuity contractholders ...........   $66,108,344      11,643,666      30,866,087
   The Life Insurance Company of Virginia ..............            --      15,176,085      15,679,458
                                                            ----------      ----------      ----------
Net assets .............................................   $66,108,344      26,819,751      46,545,545
                                                            ==========      ==========      ==========
Outstanding units attributable to
 contractholders: Type I (note 2) ......................       584,911         161,533         316,692
                                                            ==========      ==========      ==========
Net asset value per unit: Type I .......................   $      33.52           14.54           15.02
                                                            ===========     ===========     ===========
Outstanding units attributable to
 contractholders: Type II (note 2) .....................     1,425,134         641,918       1,753,483
                                                            ===========     ===========     ===========
Net asset value per unit: Type II ......................   $      32.63           14.48           14.89
                                                            ===========     ===========     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                           GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                               --------------------------------------------------------------
                                                                    GLOBAL          VALUE                           U.S.
                                                                    INCOME          EQUITY          INCOME         EQUITY
                                                                     FUND            FUND            FUND           FUND
ASSETS                                                         --------------- --------------- --------------- --------------
Investment in GE Investments Funds, Inc., at fair value
 (note 2):
 S&P 500 Index Fund (12,978,221 shares;
   cost -- $264,318,648)......................................            --              --              --             --
 Money Market Fund (206,691,464 shares;
   cost -- $206,691,474)......................................            --              --              --             --
 Total Return Fund (4,513,480 shares;
   cost -- $64,971,588).......................................            --              --              --             --
 International Equity Fund (2,342,088; shares;
   cost -- $27,101,105).......................................            --              --              --             --
 Real Estate Securities Fund (4,024,961 shares;
   cost-- $55,753,342)........................................            --              --              --             --
 Global Income Fund (942,716 shares;
   cost -- $9,713,591)........................................   $ 9,926,798              --              --             --
 Value Equity Fund (2,887,264 shares;
   cost -- $38,586,474).......................................            --      39,180,175              --             --
 Income Fund (2,792,519 shares; cost -- $34,717,370)..........            --              --      34,459,679             --
 U.S. Equity Fund (63,724 shares; cost -- $1,980,988).........            --              --              --      2,134,742
Receivable from affiliate ....................................            --              --              --             --
Receivable for units sold ....................................            --          23,889           1,316         74,672
                                                                 -----------      ----------      ----------      ---------
   TOTAL ASSETS ..............................................     9,926,798      39,204,064      34,460,995      2,209,414
                                                                 -----------      ----------      ----------      ---------
LIABILITIES
Accrued expenses payable to affiliate (note 3) ...............         6,646          62,695         129,260          8,434
Payable for units withdrawn: .................................       249,428             230           7,758             --
                                                                 -----------      ----------      ----------      ---------
   TOTAL LIABILITIES .........................................       256,074          62,925         137,018          8,434
                                                                 -----------      ----------      ----------      ---------
Net assets ...................................................   $ 9,670,724      39,141,139      34,323,977      2,200,980
                                                                 ===========      ==========      ==========      =========
Analysis of net assets:
 Attributable to:
   Variable deferred annuity contractholders .................   $ 3,810,911      34,898,557      34,323,977      2,200,980
   The Life Insurance Company of Virginia ....................     5,859,813       4,242,582              --             --
                                                                 -----------      ----------      ----------      ---------
Net assets ...................................................   $ 9,670,724      39,141,139      34,323,977      2,200,980
                                                                 ===========      ==========      ==========      =========
Outstanding units attributable to contractholders:
 Type I (note 2) .............................................        46,632         385,376       1,332,645         26,127
                                                                 ===========      ==========      ==========      =========
Net asset value per unit: Type I .............................   $     11.50            13.87           10.68          10.68
                                                                 ===========      ===========     ===========     ==========
Outstanding units attributable to contractholders:
 Type II (note 2) ............................................       285,995       2,140,000       1,884,740        180,295
                                                                 ===========      ===========     ===========     ==========
Net asset value per unit: Type II ............................   $     11.45            13.81           10.66          10.66
                                                                 ===========      ===========     ===========     ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                   OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                   ----------------------------------
                                                                         CAPITAL
                                                         BOND         APPRECIATION
                                                         FUND             FUND
ASSETS                                             ---------------- ----------------
Investment in Oppenheimer Variable
 Account Funds, at fair value (note 2):
 Bond Fund (5,079,562 shares;
   cost -- $60,266,701)                              $ 62,580,210               --
 Capital Appreciation Fund (4,869,166 shares;
   cost -- $187,683,640)..........................             --      218,284,700
 Growth Fund (5,178,151 shares;
   cost -- $165,665,597)..........................             --               --
 High Income Fund (14,906,183 shares;
   cost -- $166,811,528)..........................             --               --
 Multiple Strategies Fund (4,689,609 shares;
   cost -- $71,277,962)...........................             --               --
 Receivable for units sold .......................        276,761          407,058
                                                     ------------      -----------
   TOTAL ASSETS ..................................     62,856,971      218,691,758
                                                     ------------      -----------
LIABILITIES
Increase (decrease) in net assets from capital
 transactions ....................................        110,911          425,350
Payable for units withdrawn ......................             --          239,701
                                                     ------------      -----------
   TOTAL LIABILITIES .............................        110,911          665,051
                                                     ------------      -----------
Net assets attributable to variable deferred
 annuity contractholders .........................   $ 62,746,060      218,026,707
                                                     ============      ===========
Outstanding units: Type I (note 2) ...............        915,859        2,344,528
                                                     ============      ===========
Net asset value per unit: Type I .................   $      22.09             40.56
                                                     ============      ============
Outstanding units: Type II (note 2) ..............      1,976,510        3,113,007
                                                     ============      ============
Net asset value per unit: Type II ................   $      21.51             39.49
                                                     ============      ============



                                                          OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                   -------------------------------------------------
                                                                          HIGH           MULTIPLE
                                                        GROWTH           INCOME         STRATEGIES
                                                         FUND             FUND             FUND
ASSETS                                             ---------------- ---------------- ---------------
Investment in Oppenheimer Variable
 Account Funds, at fair value (note 2):
 Bond Fund (5,079,562 shares;
   cost -- $60,266,701)                                        --               --              --
 Capital Appreciation Fund (4,869,166 shares;
   cost -- $187,683,640)..........................             --               --              --
 Growth Fund (5,178,151 shares;
   cost -- $165,665,597)..........................   $189,882,808               --              --
 High Income Fund (14,906,183 shares;
   cost -- $166,811,528)..........................             --      164,266,132              --
 Multiple Strategies Fund (4,689,609 shares;
   cost -- $71,277,962)...........................             --               --      79,957,841
 Receivable for units sold .......................             --           55,163              --
                                                      -----------      -----------      ----------
   TOTAL ASSETS ..................................    189,882,808      164,321,295      79,957,841
                                                      -----------      -----------      ----------
LIABILITIES
Increase (decrease) in net assets from capital
 transactions ....................................        310,016          235,959         194,658
Payable for units withdrawn ......................        206,098           80,754           8,622
                                                      -----------      -----------      ----------
   TOTAL LIABILITIES .............................        516,114          316,713         203,280
                                                      -----------      -----------      ----------
Net assets attributable to variable deferred
 annuity contractholders .........................   $189,366,694      164,004,582      79,754,561
                                                      ===========      ===========      ==========
Outstanding units: Type I (note 2) ...............      1,173,060        1,658,434       1,344,466
                                                      ===========      ===========      ==========
Net asset value per unit: Type I .................   $      46.11            31.06           27.87
                                                      ============     ============     ===========
Outstanding units: Type II (note 2) ..............      3,012,849        3,720,027       1,558,580
                                                      ============     ============     ===========
Net asset value per unit: Type II ................   $      44.90            30.24           27.13
                                                      ============     ============     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                             VARIABLE INSURANCE
                                                               PRODUCTS FUNDS
                                             ---------------------------------------------------
                                                  EQUITY-
                                                   INCOME           GROWTH          OVERSEAS
                                                 PORTFOLIO         PORTFOLIO        PORTFOLIO
ASSETS                                       ----------------- ---------------- ----------------
Investment in Variable Insurance
 Products Fund, at fair value
 (note 2):
 Equity -- Income Portfolio
  (27,318,250 shares;
  cost -- $571,169,732).....................   $ 694,429,927               --               --
 Growth Portfolio (9,326,267 shares;
  cost -- $283,201,407).....................              --      418,469,590               --
 Overseas Portfolio (5,683,460
  shares; cost -- $108,549,287).............              --               --      113,953,371
Investment in Variable Insurance
 Products Fund II, at fair value
 (note 2):
 Asset Manager Portfolio
  (27,620,799 shares;
  cost -- $415,474,554).....................              --               --               --
 Contrafund Portfolio (14,085,035
  shares; cost -- $248,124,557).............              --               --               --
Investment in Variable Insurance
 Products Fund III, at fair value
 (note 2):
 Growth & Income Portfolio
  (3,513,229 shares;
  cost -- $48,367,818)......................              --               --               --
 Growth Opportunities Portfolio
  (2,333,781 shares; cost --
  $45,525,614)..............................              --               --               --
Receivable for units sold ..................              --            3,264          107,222
                                               -------------      -----------      -----------
  TOTAL ASSETS .............................     694,429,927      418,472,854      114,060,593
                                               -------------      -----------      -----------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ..................................         971,345          674,619          336,549
Payable for units withdrawn ................       1,226,255          231,503       10,260,769
                                               -------------      -----------      -----------
  TOTAL LIABILITIES ........................       2,197,600          906,122       10,597,318
                                               -------------      -----------      -----------
Net assets attributable to variable
 deferred annuity contractholders ..........   $ 692,232,327      417,566,732      103,463,275
                                               =============      ===========      ===========
Outstanding units: Type I (note 2) .........       5,753,760        3,969,421        2,813,314
                                               =============      ===========      ===========
Net asset value per unit: Type I ...........   $       41.23             54.32            23.58
                                               =============      ============     ============
Outstanding units: Type II (note 2) ........      11,335,446        3,818,261        1,616,956
                                               =============      ============     ============
Net asset value per unit: Type II ..........   $       40.14             52.89            22.96
                                               =============      ============     ============



                                                    VARIABLE INSURANCE               VARIABLE INSURANCE
                                                     PRODUCTS FUND II                PRODUCTS FUND III
                                             --------------------------------- ------------------------------
                                                   ASSET                           GROWTH &        GROWTH
                                                  MANAGER        CONTRAFUND         INCOME      OPPORTUNITIES
                                                 PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
ASSETS                                       ---------------- ---------------- --------------- --------------
Investment in Variable Insurance
 Products Fund, at fair value
 (note 2):
 Equity -- Income Portfolio
  (27,318,250 shares;
  cost -- $571,169,732).....................             --               --              --             --
 Growth Portfolio (9,326,267 shares;
  cost -- $283,201,407).....................             --               --              --             --
 Overseas Portfolio (5,683,460
  shares; cost -- $108,549,287).............             --               --              --             --
Investment in Variable Insurance
 Products Fund II, at fair value
 (note 2):
 Asset Manager Portfolio
  (27,620,799 shares;
  cost -- $415,474,554).....................   $501,593,704               --              --             --
 Contrafund Portfolio (14,085,035
  shares; cost -- $248,124,557).............             --      344,238,254              --             --
Investment in Variable Insurance
 Products Fund III, at fair value
 (note 2):
 Growth & Income Portfolio
  (3,513,229 shares;
  cost -- $48,367,818)......................             --               --      56,738,647             --
 Growth Opportunities Portfolio
  (2,333,781 shares; cost --
  $45,525,614)..............................             --               --              --     53,396,906
Receivable for units sold ..................             --           20,128         207,349        320,250
                                                -----------      -----------      ----------     ----------
  TOTAL ASSETS .............................    501,593,704      344,258,382      56,945,996     53,717,156
                                                -----------      -----------      ----------     ----------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ..................................        758,448          481,460          98,413         73,997
Payable for units withdrawn ................        348,104           52,956              --          7,101
                                                -----------      -----------      ----------     ----------
  TOTAL LIABILITIES ........................      1,106,552          534,416          98,413         81,098
                                                -----------      -----------      ----------     ----------
Net assets attributable to variable
 deferred annuity contractholders ..........   $500,487,152      343,723,966      56,847,583     53,636,058
                                                ===========      ===========      ==========     ==========
Outstanding units: Type I (note 2) .........     14,835,158        3,082,088         751,280        595,214
                                                ===========      ===========      ==========     ==========
Net asset value per unit: Type I ...........   $      27.90            26.31           15.86          15.15
                                                ============     ============     ===========    ===========
Outstanding units: Type II (note 2) ........      3,176,311       10,085,800       2,843,815      2,958,791
                                                ============     ============     ===========    ===========
Net asset value per unit: Type II ..........   $      27.26            26.04           15.80          15.08
                                                ============     ============     ===========    ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                               FEDERATED INVESTORS
                                                                 INSURANCE SERIES
                                                 ------------------------------------------------
                                                     AMERICAN           HIGH
                                                      LEADERS       INCOME BOND       UTILITY
                                                      FUND II         FUND II         FUND II
                                                 ---------------- --------------- ---------------
ASSETS
Investments in Federated Investors
 Insurance Series, at fair value (note 2):
 American Leaders Fund II (3,423,504
  shares; cost -- $66,654,672)..................   $ 74,221,563              --              --
 High Income Bond Fund II (4,748,355
  shares; cost -- $50,760,691)..................             --      51,852,041              --
 Utility Fund II (3,001,202 shares;
  cost -- $38,293,472)..........................             --              --      45,828,348
Investment in Alger American Fund, at
 fair value (note 2):
 Small Cap Portfolio (2,156,235 shares;
  cost -- $88,492,185)..........................             --              --              --
 Growth Portfolio (2,467,326 shares;
  cost -- $100,555,548).........................             --              --              --
PBHG Insurance Series Fund, at fair
 value (note 2):
 PBHG Large Cap Growth Portfolio
  (778,422 shares; cost -- $9,843,865)..........             --              --              --
 PBHG Growth II Portfolio (942,049
  shares; cost -- $10,016,297)..................             --              --              --
Receivable for units sold ......................        105,458         691,832          50,673
                                                   ------------      ----------      ----------
  TOTAL ASSETS .................................     74,327,021      52,543,873      45,879,021
                                                   ------------      ----------      ----------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ......................................        111,393          77,244          65,560
Payable for units withdrawn ....................            403              --           1,616
                                                   ------------      ----------      ----------
  TOTAL LIABILITIES ............................        111,796          77,244          67,176
                                                   ------------      ----------      ----------
Net assets attributable to variable deferred
 annuity contractholders .......................   $ 74,215,225      52,466,629      45,811,845
                                                   ============      ==========      ==========
Outstanding units: Type I (note 2) .............        480,466         471,675         478,465
                                                   ============      ==========      ==========
Net asset value per unit: Type I ...............   $      16.83            15.34           19.01
                                                   ============      ===========     ===========
Outstanding units: Type II (note 2) ............      3,955,083       2,977,691       1,950,915
                                                   ============      ===========     ===========
Net asset value per unit: Type II ..............   $      16.72            15.19           18.82
                                                   ============      ===========     ===========



                                                          ALGER AMERICAN                  PBHG INSURANCE
                                                               FUND                         SERIES FUND
                                                 -------------------------------- -------------------------------
                                                      SMALL                          PBHG LARGE         PBHG
                                                       CAP            GROWTH         CAP GROWTH      GROWTH II
                                                    PORTFOLIO        PORTFOLIO       PORTFOLIO       PORTFOLIO
                                                 --------------- ---------------- --------------- ---------------
ASSETS
Investments in Federated Investors
 Insurance Series, at fair value (note 2):
 American Leaders Fund II (3,423,504
  shares; cost -- $66,654,672)..................            --               --              --              --
 High Income Bond Fund II (4,748,355
  shares; cost -- $50,760,691)..................            --               --              --              --
 Utility Fund II (3,001,202 shares;
  cost -- $38,293,472)..........................            --               --              --              --
Investment in Alger American Fund, at
 fair value (note 2):
 Small Cap Portfolio (2,156,235 shares;
  cost -- $88,492,185)..........................  $94,809,637               --              --              --
 Growth Portfolio (2,467,326 shares;
  cost -- $100,555,548).........................            --      131,311,079              --              --
PBHG Insurance Series Fund, at fair
 value (note 2):
 PBHG Large Cap Growth Portfolio
  (778,422 shares; cost -- $9,843,865)..........            --               --      12,018,842              --
 PBHG Growth II Portfolio (942,049
  shares; cost -- $10,016,297)..................            --               --              --      10,956,027
Receivable for units sold ......................            --          951,516          25,926              --
                                                    ----------      -----------      ----------      ----------
  TOTAL ASSETS .................................    94,809,637      132,262,595      12,044,768      10,956,027
                                                    ----------      -----------      ----------      ----------
LIABILITIES
Accrued expenses payable to affiliate
 (note 3) ......................................       130,000          261,324          42,299          16,704
Payable for units withdrawn ....................       325,378               --          20,883           4,556
                                                    ----------      -----------      ----------      ----------
  TOTAL LIABILITIES ............................       455,378          261,324          63,182          21,260
                                                    ----------      -----------      ----------      ----------
Net assets attributable to variable deferred
 annuity contractholders .......................   $94,354,259      132,001,271      11,981,586      10,934,767
                                                    ==========      ===========      ==========      ==========
Outstanding units: Type I (note 2) .............     1,733,429        1,161,424          98,043         122,432
                                                    ==========      ===========      ==========      ==========
Net asset value per unit: Type I ...............   $     12.15            19.64           15.15           11.41
                                                    ===========     ============     ===========     ===========
Outstanding units: Type II (note 2) ............     6,082,414        5,605,283         696,037         839,596
                                                    ===========     ============     ===========     ===========
Net asset value per unit: Type II ..............   $     12.05            19.48           15.08           11.36
                                                    ===========     ============     ===========     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                        JANUS ASPEN SERIES
                                        ---------------------------------------------------
                                            AGGRESSIVE                         WORLDWIDE
                                              GROWTH           GROWTH           GROWTH
                                            PORTFOLIO         PORTFOLIO        PORTFOLIO
ASSETS                                  ----------------- ---------------- ----------------
Investment in Janus Aspen Series,
 at fair value (note 2):
 Aggressive Growth Portfolio
  (4,879,822 shares;
  cost -- $94,938,397).................   $ 134,634,295               --               --
 Growth Portfolio
  (14,233,651 shares;
  cost -- $231,936,881)................              --      335,060,133               --
 Worldwide Growth Portfolio
  (17,569,116 shares;
  cost -- $409,584,897)................              --               --      511,085,584
 Balanced Portfolio
  (7,729,369 shares;
  cost -- $140,195,868)................              --               --               --
 Flexible Income Portfolio
  (2,729,903 shares;
  cost -- $32,556,570).................              --               --               --
 International Growth Portfolio
  (3,639,052 shares;
  cost -- $74,093,952).................              --               --               --
 Capital Appreciation Portfolio
  (1,912,067 shares;
  cost -- $30,581,552).................              --               --               --
Receivable for units sold .............              --               --               --
                                          -------------      -----------      -----------
  TOTAL ASSETS ........................     134,634,295      335,060,133      511,085,584
                                          -------------      -----------      -----------
LIABILITIES
Accrued expenses payable to
 affiliate (note 3) ...................         211,955          647,926          762,785
Payable for units withdrawn ...........         142,845           27,385        1,506,463
                                          -------------      -----------      -----------
                                                354,800          675,311        2,269,248
                                          -------------      -----------      -----------
Net assets attributable to variable
 deferred annuity contractholders......   $ 134,279,495      334,384,822      508,816,336
                                          =============      ===========      ===========
Outstanding units: Type I
 (note 2) .............................       1,551,670        4,307,429        4,894,747
                                          =============      ===========      ===========
Net asset value per unit:
 Type I ...............................   $       26.89             25.68            29.44
                                          =============      ============     ============
Outstanding units: Type II
 (note 2) .............................       3,488,695        8,827,221       12,554,733
                                          =============      ============     ============
Net asset value per unit:
 Type II ..............................   $       26.53             25.35            29.05
                                          =============      ============     ============



                                                               JANUS ASPEN SERIES
                                        ----------------------------------------------------------------
                                                             FLEXIBLE     INTERNATIONAL      CAPITAL
                                            BALANCED          INCOME          GROWTH       APPRECIATION
                                            PORTFOLIO       PORTFOLIO       PORTFOLIO       PORTFOLIO
ASSETS                                  ---------------- --------------- --------------- ---------------
Investment in Janus Aspen Series,
 at fair value (note 2):
 Aggressive Growth Portfolio
  (4,879,822 shares;
  cost -- $94,938,397).................             --              --              --              --
 Growth Portfolio
  (14,233,651 shares;
  cost -- $231,936,881)................             --              --              --              --
 Worldwide Growth Portfolio
  (17,569,116 shares;
  cost -- $409,584,897)................             --              --              --              --
 Balanced Portfolio
  (7,729,369 shares;
  cost -- $140,195,868)................   $173,910,792              --              --              --
 Flexible Income Portfolio
  (2,729,903 shares;
  cost -- $32,556,570).................             --      32,922,626              --              --
 International Growth Portfolio
  (3,639,052 shares;
  cost -- $74,093,952).................             --              --      77,402,638              --
 Capital Appreciation Portfolio
  (1,912,067 shares;
  cost -- $30,581,552).................             --              --              --      38,126,625
Receivable for units sold .............        915,453         170,372         194,104       1,075,836
                                           -----------      ----------      ----------      ----------
  TOTAL ASSETS ........................    174,826,245      33,092,998      77,596,742      39,202,461
                                           -----------      ----------      ----------      ----------
LIABILITIES
Accrued expenses payable to
 affiliate (note 3) ...................        250,096          47,653         115,569         118,990
Payable for units withdrawn ...........             --              --              --              --
                                           -----------      ----------      ----------      ----------
                                               250,096          47,653         115,569         118,990
                                           -----------      ----------      ----------      ----------
Net assets attributable to variable
 deferred annuity contractholders......   $174,576,149      33,045,345      77,481,173      39,083,471
                                           ===========      ==========      ==========      ==========
Outstanding units: Type I
 (note 2) .............................      2,916,033         552,225       1,053,424         506,817
                                           ===========      ==========      ==========      ==========
Net asset value per unit:
 Type I ...............................   $       19.55           13.50           15.86           19.59
                                           ============     ===========     ===========     ===========
Outstanding units: Type II
 (note 2) .............................      6,060,191       1,911,151       3,856,210       1,494,358
                                           ============     ===========     ===========     ===========
Net asset value per unit:
 Type II ..............................   $      19.40           13.39           15.76           19.51
                                           ============     ===========     ===========     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                    GOLDMAN SACHS VARIABLE
                                                                     INSURANCE TRUST FUND
                                                                ------------------------------
                                                                   GROWTH AND       MID CAP
                                                                     INCOME         EQUITY
                                                                      FUND           FUND
                                                                --------------- --------------
ASSETS
Investment in Goldman Sachs Variable Insurance Trust Fund,
 at fair value (note 2):
 Growth and Income Fund (402,157 shares;
   cost -- $4,162,464).........................................   $ 4,202,546             --
 Mid Cap Equity Fund (428,996 shares;
   cost -- $3,663,704).........................................            --      3,676,492
Investment in Salomon Brothers
 Variable Series Fund, at fair value (note 2):
 Strategic Bond Fund (12,447 shares; cost -- $130,915).........            --             --
 Investors Fund (994 shares; cost -- $10,626)..................            --             --
 Total Return Fund (32,491 shares; cost -- $340,870)...........            --             --
Dividend receivable ...........................................            --             --
Receivable from affiliate .....................................        49,406          3,746
Receivable for units sold .....................................        15,607             --
                                                                  -----------      ---------
   TOTAL ASSETS ...............................................     4,267,559      3,680,238
                                                                  -----------      ---------
LIABILITIES
Accrued expenses payable to affiliate (note 3) ................         4,991         48,760
Payable for units withdrawn ...................................            --          8,287
                                                                  -----------      ---------
   TOTAL LIABILITIES ..........................................         4,991         57,047
                                                                  -----------      ---------
Net assets attributable to variable deferred annuity
 contractholders ..............................................   $ 4,262,568      3,623,191
                                                                  ===========      =========
Outstanding units: Type I (note 2) ............................        52,650         78,049
                                                                  ===========      =========
Net asset value per unit: Type I ..............................   $      8.86            8.57
                                                                  ===========      ==========
Outstanding units: Type II (note 2) ...........................       428,936        345,533
                                                                  ===========      ==========
Net asset value per unit: Type II .............................   $      8.85            8.55
                                                                  ===========      ==========



                                                                         SALOMON BROTHERS
                                                                       VARIABLE SERIES FUND
                                                                -----------------------------------
                                                                 STRATEGIC                 TOTAL
                                                                    BOND     INVESTOR     RETURN
                                                                    FUND       FUND        FUND
                                                                ----------- ---------- ------------
ASSETS
Investment in Goldman Sachs Variable Insurance Trust Fund,
 at fair value (note 2):
 Growth and Income Fund (402,157 shares;
   cost -- $4,162,464).........................................        --         --           --
 Mid Cap Equity Fund (428,996 shares;
   cost -- $3,663,704).........................................        --         --           --
Investment in Salomon Brothers
 Variable Series Fund, at fair value (note 2):
 Strategic Bond Fund (12,447 shares; cost -- $130,915).........  $126,092         --           --
 Investors Fund (994 shares; cost -- $10,626)..................        --     10,947           --
 Total Return Fund (32,491 shares; cost -- $340,870)...........        --         --      337,911
Dividend receivable ...........................................     6,068         45        5,946
Receivable from affiliate .....................................        --         --           --
Receivable for units sold .....................................        --         --           --
                                                                  -------     ------      -------
   TOTAL ASSETS ...............................................   132,160     10,992      343,857
                                                                  -------     ------      -------
LIABILITIES
Accrued expenses payable to affiliate (note 3) ................       138          5          136
Payable for units withdrawn ...................................        --         --           --
                                                                  -------     ------      -------
   TOTAL LIABILITIES ..........................................       138          5          136
                                                                  -------     ------      -------
Net assets attributable to variable deferred annuity
 contractholders ..............................................  $132,022     10,987      343,721
                                                                  =======     ======      =======
Outstanding units: Type I (note 2) ............................     2,799         42        6,299
                                                                  =======     ======      =======
Net asset value per unit: Type I ..............................  $  10.24      12.14        10.67
                                                                  ========    =======     ========
Outstanding units: Type II (note 2) ...........................    10,094        863       25,915
                                                                  ========    =======     ========
Net asset value per unit: Type II .............................  $  10.24      12.14        10.67
                                                                  ========    =======     ========

                See accompanying notes to financial statements.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                           STATEMENTS OF OPERATIONS
                               DECEMBER 31, 1998



                                                                          GE INVESTMENTS FUNDS, INC.
                                                 -----------------------------------------------------------------------------
                                                                                                          GOVERNMENT
                                                                    S&P 500                               SECURITIES
                                                                      FUND                                   FUND
                                                 ---------------------------------------------- ------------------------------
                                                                                                    PERIOD           YEAR
                                                                                                     ENDED          ENDED
                                                            YEAR ENDED DECEMBER 31,              DECEMBER 11,    DECEMBER 31,
                                                      1998           1997            1996            1997            1996
                                                 -------------- -------------- ---------------- -------------- ---------------
Investment income:
 Income -- Dividends ...........................  $11,434,493      4,001,897       23,435,279            --        1,309,648
 Expenses -- Mortality and expense
   risk charges (note 3) .......................    2,910,483      1,356,740          492,403       147,796          143,919
                                                  -----------      ---------       ----------       -------        ---------
Net investment income (expense) ................    8,524,010      2,645,157       22,942,876      (147,796)       1,165,729
                                                  -----------      ---------       ----------      --------        ---------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ......................    8,830,544       (899,446)       1,510,464      (242,895)         (68,248)
 Unrealized appreciation (depreciation)
   on investments ..............................   35,731,485     21,611,136      (16,204,375)      987,049         (995,503)
                                                  -----------     ----------      -----------      --------        ---------
Net realized and unrealized gain (loss) on
 investments ...................................   44,562,029     20,711,690      (14,693,911)      744,154       (1,063,751)
                                                  -----------     ----------      -----------      --------       ----------
Increase in net assets from operations .........  $53,086,039     23,356,847        8,248,965       596,358          101,978
                                                  ===========     ==========      ===========      ========       ==========


                                                  GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                               ---------------------------------------------
                                                               MONEY MARKET
                                                                   FUND
                                               ---------------------------------------------
                                                          YEAR ENDED DECEMBER 31,
                                                    1998           1997            1996
                                               ------------- --------------- ---------------
Investment income:
 Income -- Dividends .........................  $9,177,451       5,626,589       5,204,323
 Expenses -- Mortality and expense
   risk charges (note 3) .....................   2,260,774       1,421,044         980,270
                                                ----------       ---------       ---------
Net investment income (expense) ..............   6,916,677       4,205,545       4,224,053
                                                ----------       ---------       ---------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ....................     545,381      (4,421,730)      1,686,452
 Unrealized appreciation (depreciation) on
   investments ...............................    (545,381)      4,383,879      (2,984,484)
                                                ----------      ----------      ----------
Net realized and unrealized gain (loss) on
 investments .................................          --         (37,851)     (1,298,032)
                                                ----------      ----------      ----------
Increase in net assets from operations .......  $6,916,677       4,167,694       2,926,021
                                                ==========      ==========      ==========



                                                 GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                               -------------------------------------------
                                                              TOTAL RETURN
                                                                  FUND
                                               -------------------------------------------
                                                         YEAR ENDED DECEMBER 31,
                                                    1998          1997           1996
                                               ------------- ------------- ---------------
Investment income:
 Income -- Dividends ......................... $ 3,360,564     6,098,862       9,319,880
 Expenses -- Mortality and expense
   risk charges (note 3) .....................     691,738       496,469         357,589
                                                 ---------     ---------       ---------
Net investment income (expense) ..............   2,668,826     5,602,393       8,962,291
                                                 ---------     ---------       ---------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ....................    (144,205)     (454,827)        614,446
 Unrealized appreciation (depreciation) on
   investments ...............................   5,408,858       657,828      (6,827,262)
                                                 ---------     ---------      ----------
Net realized and unrealized gain (loss) on
 investments .................................   5,264,653       203,001      (6,212,816)
                                                 ---------     ---------      ----------
Increase in net assets from operations .......  $7,933,479     5,805,394       2,749,475
                                                 =========     =========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                    GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                  -------------------------------------------
                                                 INTERNATIONAL
                                                  EQUITY FUND
                                  -------------------------------------------
                                            YEAR ENDED DECEMBER 31,
                                       1998           1997           1996
                                  ------------- --------------- -------------
Investment income:
 Income -- Dividends ............ $1,445,436        2,686,699     1,056,063
 Expenses -- Mortality
   and expense risk
   charges (note 3) .............    150,854          113,987        56,953
                                  ----------        ---------     ---------
Net investment income ...........  1,294,582        2,572,712       999,110
                                  ----------        ---------     ---------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
   (loss) .......................    441,842          665,649        86,537
 Unrealized appreciation
   (depreciation) on
   investments ..................  2,296,938       (1,565,382)      (11,119)
                                  ----------       ----------     ---------
Net realized and
 unrealized gain (loss)
 on investments .................  2,738,780         (899,733)       75,418
                                  ----------       ----------     ---------
Increase (decrease) in net
 assets from operations ......... $4,033,362        1,672,979     1,074,528
                                  ==========       ==========     =========



                                                   GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                  -------------------------------------------------------------------------
                                                  REAL ESTATE                         GLOBAL INCOME
                                                SECURITIES FUND                            FUND
                                  -------------------------------------------- ----------------------------
                                                                                               PERIOD FROM
                                                                                    YEAR       MAY 1, 1997
                                                                                    ENDED           TO
                                            YEAR ENDED DECEMBER 31,             DECEMBER 31,   DECEMBER 31,
                                        1998             1997          1996         1998           1997
                                  ---------------- --------------- ----------- -------------- -------------
Investment income:
 Income -- Dividends ............     $3,597,838       5,456,896   1,627,291       555,349        300,672
 Expenses -- Mortality
   and expense risk
   charges (note 3) .............        461,754         292,230      49,030        29,070          2,982
                                       ---------       ---------   ---------       -------        -------
Net investment income ...........      3,136,084       5,164,666   1,578,261       526,279        297,690
                                       ---------       ---------   ---------       -------        -------
Net realized and
 unrealized gain (loss)
 on investments:
 Net realized gain
   (loss) .......................       (878,569)      2,710,582     299,159        96,320          2,417
 Unrealized appreciation
   (depreciation) on
   investments ..................    (12,908,191)     (1,305,117)  4,059,521       337,555       (124,348)
                                     -----------      ----------   ---------       -------       --------
Net realized and
 unrealized gain (loss)
 on investments .................    (13,786,760)      1,405,465   4,358,680       433,875       (121,931)
                                     -----------      ----------   ---------       -------       --------
Increase (decrease) in net
 assets from operations .........   $(10,650,676)      6,570,131   5,936,941       960,154        175,759
                                     ===========      ==========   =========       =======       ========


                                                              GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                           -----------------------------------------------------------------------------
                                                 VALUE EQUITY FUND                INCOME FUND           U.S. EQUITY FUND
                                           ----------------------------- ----------------------------- -----------------
                                                            PERIOD FROM                   PERIOD FROM     PERIOD FROM
                                                YEAR          MAY 1,          YEAR       DECEMBER 12,     MAY 4, 1998
                                                ENDED         1997 TO         ENDED         1997 TO            TO
                                            DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,     DECEMBER 31,
                                                1998           1997           1998           1997             1998
                                           -------------- -------------- -------------- -------------- -----------------
Investment income:
 Income -- Dividends .....................   $1,119,457        142,788     1,901,291         58,034          52,288
 Expenses -- Mortality and expense risk
   charges (note 3) ......................      348,877         38,307       329,876         14,197           6,218
                                             ----------        -------     ---------         ------          ------
Net investment income ....................      770,580        104,481     1,571,415         43,837          46,070
                                             ----------        -------     ---------         ------          ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ................      576,810        357,048       335,927         (6,710)          9,452
 Unrealized appreciation (depreciation)
   on investments ........................     (292,099)       885,799      (245,492)       (12,199)        153,754
                                             ----------        -------     ---------        -------         -------
Net realized and unrealized gain (loss) on
 investments .............................      284,711      1,242,847        90,435        (18,909)        163,206
                                             ----------      ---------     ---------        -------         -------
Increase (decrease) in net assets from
 operations ..............................   $1,055,291      1,347,328     1,661,850         24,928         209,276
                                             ==========      =========     =========        =======         =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                   -------------------------------------------------------------------------
                                                             MONEY FUND                            BOND FUND
                                                   ------------------------------   ----------------------------------------
                                                       PERIOD            YEAR
                                                        ENDED           ENDED
                                                    DECEMBER 11,     DECEMBER 31,           YEAR ENDED DECEMBER 31,
                                                        1997             1996           1998          1997          1996
                                                   --------------   -------------   -----------   -----------   ------------
Investment income:
 Income -- Dividends ...........................   $110,711         175,537          1,310,262     2,260,511     1,774,226
 Expenses -- Mortality and expense risk
   charges (note 3) ............................     25,908          40,663            613,418       437,693       336,825
                                                   --------         -------          ---------     ---------     ---------
Net investment income ..........................     84,803         134,874            696,844     1,822,818     1,437,401
                                                   --------         -------          ---------     ---------     ---------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain .............................         --              --            557,479       187,695       106,242
 Unrealized appreciation (depreciation) on
   investments .................................         --              --          1,205,533       663,371      (442,815)
                                                   --------         -------          ---------     ---------     ---------
Net realized and unrealized gain (loss) on
 investments ...................................         --              --          1,763,012       851,066      (336,573)
                                                   --------         -------          ---------     ---------     ---------
Increase in net assets from operations .........   $ 84,803         134,874          2,459,856     2,673,884     1,100,828
                                                   ========         =======          =========     =========     =========


                                                        OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                       --------------------------------------------------------------------------------
                                               CAPITAL APPRECIATION FUND                      GROWTH FUND
                                       ----------------------------------------- --------------------------------------
                                                YEAR ENDED DECEMBER 31,                 YEAR ENDED DECEMBER 31,
                                             1998          1997         1996         1998         1997         1996
                                       --------------- ------------ ------------ ------------ ------------ ------------
Investment income:
 Income -- Dividends .................   $ 5,903,722     8,221,818    6,069,096   14,489,848    4,911,400    3,110,376
 Expenses -- Mortality and expense
   risk charges (note 3) .............     2,644,408     2,381,196    1,506,102    2,092,013    1,372,378      599,846
                                         -----------     ---------    ---------   ----------    ---------    ---------
Net investment income ................     3,259,314     5,840,622    4,562,994   12,397,835    3,539,022    2,510,530
                                         -----------     ---------    ---------   ----------    ---------    ---------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain ...................    19,896,478     6,868,228    6,301,279   19,777,101    5,826,603    1,959,742
 Unrealized appreciation
   (depreciation) on investments .....      (396,149)    5,927,622    7,478,382      922,343   11,621,155    5,568,726
                                         -----------     ---------    ---------   ----------   ----------    ---------
Net realized and unrealized gain
 (loss) on investments ...............    19,500,329    12,795,850   13,779,661   20,699,444   17,447,758    7,528,468
                                         -----------    ----------   ----------   ----------   ----------    ---------
Increase in net assets from
 operations ..........................   $22,759,643    18,636,472   18,342,655   33,097,279   20,986,780   10,038,998
                                         ===========    ==========   ==========   ==========   ==========   ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                               ---------------------------------------------------------------------------------
                                                           HIGH INCOME FUND                     MULTIPLE STRATEGIES FUND
                                               ---------------------------------------- ----------------------------------------
                                                       YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                                     1998          1997         1996          1998          1997        1996
                                               --------------- ------------ ----------- --------------- ----------- ------------
Investment income:
 Income -- Dividends .........................  $  7,439,338     9,138,791   6,387,294      4,756,691    4,485,399   3,343,955
 Expenses -- Mortality and expense risk
   charges (note 3) ..........................     2,078,631     1,397,317     825,956        957,372      794,598     571,993
                                                ------------     ---------   ---------      ---------    ---------   ---------
Net investment income ........................     5,360,707     7,741,474   5,561,338      3,799,319    3,690,801   2,771,962
                                                ------------     ---------   ---------      ---------    ---------   ---------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain (loss) ....................       (99,049)    1,298,149     763,575      1,712,582    1,435,981     701,256
 Unrealized appreciation (depreciation)
   on investments ............................    (7,301,468)    2,089,422   2,079,281     (1,662,556)   4,025,778   2,786,345
                                                ------------     ---------   ---------     ----------    ---------   ---------
Net realized and unrealized gain (loss) on
 investments .................................    (7,400,517)    3,387,571   2,842,856         50,026    5,461,759   3,487,601
                                                ------------     ---------   ---------     ----------    ---------   ---------
Increase (decrease) in net assets from
 operations ..................................  $ (2,039,810)   11,129,045   8,404,194      3,849,345    9,152,560   6,259,563
                                                ============    ==========   =========     ==========    =========   =========


                                             VARIABLE INSURANCE PRODUCTS FUND
                                -----------------------------------------------------------
                                   MONEY MARKET PORTFOLIO         HIGH INCOME PORTFOLIO
                                ----------------------------- -----------------------------
                                 PERIOD ENDED    YEAR ENDED    PERIOD ENDED    YEAR ENDED
                                 DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                     1997           1996           1997           1996
                                -------------- -------------- -------------- --------------
Investment income:
 Income -- Dividends ..........    $843,023       1,655,033      1,930,318      2,780,632
 Expenses -- Mortality
   and expense risk
   charges (note 3) ...........     212,121         382,911        277,254        332,922
                                   --------       ---------      ---------      ---------
Net investment income .........     630,902       1,272,122      1,653,064      2,447,710
                                   --------       ---------      ---------      ---------
Net realized and unrealized
 gain on investments:
 Net realized gain ............          --              --      4,673,705        479,085
 Unrealized appreciation
   (depreciation) on
   investments ................          --              --     (2,814,608)       308,688
                                   --------       ---------     ----------      ---------
Net realized and unrealized
 gain on investments ..........          --              --      1,859,097        787,773
                                   --------       ---------     ----------      ---------
Increase in net assets from
 operations ...................    $630,902       1,272,122      3,512,161      3,235,483
                                   ========       =========     ==========      =========



                                     VARIABLE INSURANCE PRODUCTS FUND
                                -------------------------------------------
                                        EQUITY -- INCOME PORTFOLIO
                                -------------------------------------------
                                          YEAR ENDED DECEMBER 31,
                                      1998           1997          1996
                                --------------- ------------- -------------
Investment income:
 Income -- Dividends ..........   $40,199,361     42,510,440   12,605,854
 Expenses -- Mortality
   and expense risk
   charges (note 3) ...........     8,478,683      6,650,343    4,253,036
                                   ----------     ----------   ----------
Net investment income .........    31,720,678     35,860,097    8,352,818
                                   ----------     ----------   ----------
Net realized and unrealized
 gain on investments:
 Net realized gain ............    40,058,923     15,417,526    9,394,625
 Unrealized appreciation
   (depreciation) on
   investments ................    (9,194,909)    65,899,106   23,601,942
                                   ----------     ----------   ----------
Net realized and unrealized
 gain on investments ..........    30,864,014     81,316,632   32,996,567
                                   ----------     ----------   ----------
Increase in net assets from
 operations ...................  $62,584,692    117,176,729   41,349,385
                                   ==========    ===========   ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                            VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                        -------------------------------------------------------------------------------------
                                                    GROWTH PORTFOLIO                          OVERSEAS PORTFOLIO
                                        ---------------------------------------- --------------------------------------------
                                                YEAR ENDED DECEMBER 31,                    YEAR ENDED DECEMBER 31,
                                             1998          1997         1996           1998            1997          1996
                                        -------------- ------------ ------------ --------------- --------------- ------------
Investment income:
 Income -- Dividends ..................  $ 43,602,357    9,229,913   13,903,188      8,392,807       9,303,257     2,309,161
 Expenses -- Mortality and expense
   risk charges (note 3) ..............     4,321,431    3,552,903    2,834,086      1,337,177       1,401,167     1,245,263
                                         ------------    ---------   ----------      ---------       ---------     ---------
Net investment income .................    39,280,926    5,677,010   11,069,102      7,055,630       7,902,090     1,063,898
                                         ------------    ---------   ----------      ---------       ---------     ---------
Net realized and unrealized gain on
 investments:
 Net realized gain ....................    17,030,101   14,576,544    9,229,819     12,998,779       6,802,686     2,693,770
 Unrealized appreciation
   (depreciation) on investments ......    58,825,099   34,536,532    6,990,625     (6,292,784)     (3,387,543)    7,585,836
                                         ------------   ----------   ----------     ----------      ----------     ---------
Net realized and unrealized gain on
 investments ..........................    75,855,200   49,113,076   16,220,444      6,705,995       3,415,143    10,279,606
                                         ------------   ----------   ----------     ----------      ----------    ----------
Increase in net assets from
 operations ...........................  $115,136,126   54,790,086   27,289,546     13,761,625      11,317,233    11,343,504
                                         ============   ==========   ==========     ==========      ==========    ==========


                                                               VARIABLE INSURANCE PRODUCTS FUND II
                                        ---------------------------------------------------------------------------------
                                                ASSET MANAGER PORTFOLIO                    CONTRAFUND PORTFOLIO
                                        ---------------------------------------- ----------------------------------------
                                                YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                             1998          1997         1996         1998         1997          1996
                                        -------------- ------------ ------------ ------------ ------------ --------------
Investment income:
 Income -- Dividends ..................  $ 61,032,559   52,909,448   27,801,550   14,347,723    4,672,962       634,656
 Expenses -- Mortality and expense
   risk charges (note 3) ..............     5,632,482    5,474,604    4,059,911    3,674,218    2,588,608     1,322,883
                                         ------------   ----------   ----------   ----------    ---------     ---------
Net investment income (expense) .......    55,400,077   47,434,844   23,741,639   10,673,505    2,084,354      (688,227)
                                         ------------   ----------   ----------   ----------    ---------     ---------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain ....................    12,994,733    9,093,636    7,507,674   14,314,697    9,468,307     2,738,082
 Unrealized appreciation
   (depreciation) on investments ......    (5,404,033)  24,430,304   23,008,153   47,868,379   26,750,686    17,275,767
                                         ------------   ----------   ----------   ----------   ----------    ----------
Net realized and unrealized gain on
 investments ..........................     7,590,700   33,523,940   30,515,827   62,183,076   36,218,993    20,013,849
                                         ------------   ----------   ----------   ----------   ----------    ----------
Increase in net assets from
 operations ...........................  $ 62,990,777   80,958,784   54,257,466   72,856,581   38,303,347    19,325,622
                                         ============   ==========   ==========   ==========   ==========    ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                     VARIABLE INSURANCE PRODUCTS
                                                                               FUND III
                                                   ----------------------------------------------------------------
                                                           GROWTH & INCOME                GROWTH OPPORTUNITIES
                                                              PORTFOLIO                        PORTFOLIO
                                                   -------------------------------   ------------------------------
                                                                      PERIOD FROM                      PERIOD FROM
                                                        YEAR            MAY 1,            YEAR            MAY 1,
                                                        ENDED           1997 TO           ENDED          1997 TO
                                                    DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                        1998             1997             1998             1997
                                                   --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends ...........................     $  102,863              --           948,628              --
 Expenses -- Mortality and expense risk
   charges (note 3) ............................        420,269          53,296           450,247          69,440
                                                     ----------          ------           -------          ------
Net investment income (expense) ................       (317,406)        (53,296)          498,381         (69,440)
                                                     ----------         -------           -------         -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain .............................        983,225         103,153           378,467          67,071
 Unrealized appreciation (depreciation) on
   investments .................................      7,912,728         458,100         6,815,534       1,055,758
                                                     ----------         -------         ---------       ---------
Net realized and unrealized gain on
 investments ...................................      8,895,953         561,253         7,194,001       1,122,829
                                                     ----------         -------         ---------       ---------
Increase in net assets from operations .........     $8,578,547         507,957         7,692,382       1,053,389
                                                     ==========         =======         =========       =========


                                                             NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                       ----------------------------------------------------------------------------------------
                                                 BALANCED                        BOND                         GROWTH
                                                 PORTFOLIO                     PORTFOLIO                    PORTFOLIO
                                       ----------------------------- ----------------------------- ----------------------------
                                           PERIOD          YEAR          PERIOD          YEAR          PERIOD          YEAR
                                            ENDED          ENDED          ENDED          ENDED          ENDED         ENDED
                                        DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,   DECEMBER 11,   DECEMBER 31,
                                            1997           1996           1997           1996           1997           1996
                                       -------------- -------------- -------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends .................  $  1,992,971     5,226,886       550,544      1,231,424        903,849      1,152,528
 Expenses -- Mortality and
   expense risk charges (note 3) .....       337,918       381,777        99,586        151,484        132,989        146,484
                                        ------------     ---------       -------      ---------        -------      ---------
Net investment income ................     1,655,053     4,845,109       450,958      1,079,940        770,860      1,006,044
                                        ------------     ---------       -------      ---------        -------      ---------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ............     5,097,861       419,822        12,018       (136,701)     2,304,768        315,046
 Unrealized depreciation on
   investments .......................    (2,501,835)   (3,501,201)      (23,525)      (646,673)      (880,241)      (363,320)
                                        ------------    ----------       -------      ---------      ---------      ---------
Net realized and unrealized gain
 (loss) on investments ...............     2,596,026    (3,081,379)      (11,507)      (783,374)     1,424,527        (48,274)
                                        ------------    ----------       -------      ---------      ---------      ---------
Increase in net assets from
 operations ..........................  $  4,251,079     1,763,730       439,451        296,566      2,195,387        957,770
                                        ============    ==========       =======      =========      =========      =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                    FEDERATED INVESTORS INSURANCE SERIES
                                               -------------------------------------------------------------------------------
                                                        AMERICAN LEADERS FUND II                HIGH INCOME BOND FUND II
                                               ------------------------------------------ ------------------------------------
                                                                             PERIOD FROM
                                                                               MAY 6,
                                                                               1996 TO
                                                 YEAR ENDED DECEMBER 31,    DECEMBER 31,        YEAR ENDED DECEMBER 31,
                                                    1998          1997          1996           1998         1997       1996
                                               ------------- ------------- -------------- ------------- ----------- ----------
Investment income:
 Income -- Dividends .........................  $2,907,843       228,362        15,977      1,241,858    1,129,533   579,337
 Expenses -- Mortality and expense risk
   charges (note 3) ..........................     753,675       228,448        12,003        591,059      302,211    87,381
                                                ----------       -------        ------      ---------    ---------   -------
Net investment income (expense) ..............   2,154,168           (86)        3,974        650,799      827,322   491,956
                                                ----------       -------        ------      ---------    ---------   -------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ...........................   1,333,508       544,140        29,680        901,146      630,351    31,769
 Unrealized appreciation (depreciation) on
   investments ...............................   4,019,536     3,385,309       162,046       (615,798)   1,256,745   424,014
                                                ----------     ---------       -------      ---------    ---------   -------
Net realized and unrealized gain on
 investments .................................   5,353,044     3,929,449       191,726        285,348    1,887,096   455,783
                                                ----------     ---------       -------      ---------    ---------   -------
Increase in net assets from operations .......  $7,507,212     3,929,363       195,700        936,147    2,714,418   947,739
                                                ==========     =========       =======      =========    =========   =======


                                                                        FEDERATED INVESTORS INSURANCE SERIES
                                                                                    (CONTINUED)
                                                                     ------------------------------------------
                                                                                      UTILITY
                                                                                      FUND II
                                                                     ------------------------------------------
                                                                              YEAR ENDED DECEMBER 31,
                                                                          1998           1997          1996
                                                                     -------------   -----------   ------------
Investment income:
 Income -- Dividends .............................................    $2,141,701      1,046,132       766,616
 Expenses -- Mortality and expense risk charges (note 3) .........       482,289        326,253       243,314
                                                                      ----------      ---------       -------
Net investment income (expense) ..................................     1,659,412        719,879       523,302
                                                                      ----------      ---------       -------
Net realized and unrealized gain (loss) on investments:
 Net realized gain ...............................................     1,730,044        731,431       336,527
 Unrealized appreciation (depreciation) on investments ...........     1,205,055      4,302,272     1,113,241
                                                                      ----------      ---------     ---------
Net realized and unrealized gain on investments ..................     2,935,099      5,033,703     1,449,768
                                                                      ----------      ---------     ---------
Increase in net assets from operations ...........................    $4,594,511      5,753,582     1,973,070
                                                                      ==========      =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                         ALGER AMERICAN FUND
                                           --------------------------------------------------------------------------------
                                                     SMALL CAP PORTFOLIO                       GROWTH PORTFOLIO
                                           ---------------------------------------- ---------------------------------------
                                                   YEAR ENDED DECEMBER 31,                  YEAR ENDED DECEMBER 31,
                                                1998          1997         1996         1998          1997         1996
                                           -------------- ----------- ------------- ------------ ------------- ------------
Investment income:
 Income -- Dividends .....................  $10,556,556    2,044,748      105,411    14,231,938      528,437      668,828
 Expenses -- Mortality and expense
   risk charges (note 3) .................    1,053,686      799,242      414,206     1,251,175      811,338      358,846
                                            -----------    ---------      -------    ----------      -------      -------
Net investment income (expense) ..........    9,502,870    1,245,506     (308,795)   12,980,763     (282,901)     309,982
                                            -----------    ---------     --------    ----------     --------      -------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ................      411,066      411,624     (122,299)    4,172,054    3,954,588      315,644
 Unrealized appreciation
   (depreciation) on investments .........    2,406,527    4,016,910      (80,937)   20,408,775    8,095,163    2,224,353
                                            -----------    ---------     --------    ----------    ---------    ---------
Net realized and unrealized gain
 (loss) on investments ...................    2,817,593    4,428,534     (203,236)   24,580,829   12,049,751    2,539,997
                                            -----------    ---------     --------    ----------   ----------    ---------
Increase (decrease) in net assets from
 operations ..............................  $12,320,463    5,674,040     (512,031)   37,561,592   11,766,850    2,849,979
                                            ===========    =========     ========    ==========   ==========    =========


                                                                PBHG INSURANCE SERIES FUND
                                             ----------------------------------------------------------------
                                             PBHG LARGE CAP GROWTH PORTFOLIO      PBHG GROWTH II PORTFOLIO
                                             -------------------------------   ------------------------------
                                                                PERIOD FROM                      PERIOD FROM
                                                  YEAR            MAY 1,            YEAR            MAY 1,
                                                  ENDED           1997 TO           ENDED          1997 TO
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  1998             1997             1998             1997
                                             --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends .....................             --              --               --               --
 Expenses -- Mortality and expense
   risk charges (note 3) .................     $  106,500          17,112          119,244           30,512
                                                  -------          ------          -------           ------
Net investment income (expense) ..........       (106,500)        (17,112)        (119,244)         (30,512)
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ................        282,909          13,525         (281,878)           7,643
 Unrealized appreciation
   (depreciation) on investments .........      2,025,080         149,898        1,029,558          (89,829)
                                                ---------         -------        ---------           -------
Net realized and unrealized gain
 (loss) on investments ...................      2,307,989         163,423          747,680          (82,186)
                                                ---------         -------          -------          --------
Increase (decrease) in net assets from
 operations ..............................     $2,201,489         146,311          628,436         (112,698)
                                                =========         =======          =======         =========


                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                     JANUS ASPEN SERIES (CONTINUED)
                                          ------------------------------------------------------------------------------------
                                                   AGGRESSIVE GROWTH PORTFOLIO                     GROWTH PORTFOLIO
                                          --------------------------------------------- --------------------------------------
                                                     YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                                1998            1997           1996         1998         1997         1996
                                          --------------- --------------- ------------- ------------ ------------ ------------
Investment income:
 Income -- Dividends ....................  $         --              --       755,467    17,061,080    5,821,316    3,316,849
 Expenses -- Mortality and expense
   risk charges (note 3) ................     1,431,833       1,187,720       880,271     3,390,909    2,533,302    1,496,337
                                           ------------       ---------       -------    ----------    ---------    ---------
Net investment income (expense) .........    (1,431,833)     (1,187,720)     (124,804)   13,670,171    3,288,014    1,820,512
                                           ------------      ----------      --------    ----------    ---------    ---------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain ......................    11,413,034       6,675,700     3,422,984    11,096,226    9,346,395    4,286,543
 Unrealized appreciation on
   investments ..........................    24,333,274       5,540,954       109,555    56,452,101   23,212,981   11,457,707
                                           ------------      ----------     ---------    ----------   ----------   ----------
Net realized and unrealized gain on
 investments ............................    35,746,308      12,216,654     3,532,539    67,548,327   32,559,376   15,744,250
                                           ------------      ----------     ---------    ----------   ----------   ----------
Increase in net assets from
 operations .............................  $ 34,314,475      11,028,934     3,407,735    81,218,498   35,847,390   17,564,762
                                           ============      ==========     =========    ==========   ==========   ==========


                                                                   JANUS ASPEN SERIES (CONTINUED)
                                                            --------------------------------------------
                                                                     WORLDWIDE GROWTH PORTFOLIO
                                                            --------------------------------------------
                                                                      YEAR ENDED DECEMBER 31,
                                                                 1998            1997           1996
                                                            --------------   ------------   ------------
Investment income:
 Income -- Dividends ....................................    $17,147,178       4,490,822      2,094,632
 Expenses -- Mortality and expense risk charges
   (note 3) .............................................      5,690,337      3,656,021      1,418,611
                                                              ----------     ----------      ---------

Net investment income (expense) .........................     11,456,841         834,801        676,021
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ......................................     46,111,510      11,585,008      5,069,677
 Unrealized appreciation on investments .................     41,481,543      32,530,512     18,944,795
                                                              ----------      -----------     ----------

Net realized and unrealized gain on investments .........     87,593,053      44,115,520     24,014,472
                                                              ----------      ----------    ------------
Increase in net assets from operations ..................     99,049,894      44,950,321     24,690,493
                                                              ==========      ==========     ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                     JANUS ASPEN SERIES (CONTINUED)
                                            ---------------------------------------------------------------------------------
                                                        BALANCED PORTFOLIO                    FLEXIBLE INCOME PORTFOLIO
                                            ------------------------------------------   ------------------------------------
                                                     YEAR ENDED DECEMBER 31,                   YEAR ENDED DECEMBER 31,
                                                 1998           1997          1996           1998         1997        1996
                                            -------------   -----------   ------------   -----------   ---------   ----------
Investment income:
 Income -- Dividends ....................    $ 5,350,454     1,376,630       283,521      1,625,697     699,223     288,802
 Expenses -- Mortality and expense
   risk charges (note 3) ................      1,445,276       445,275       113,425        300,350     120,354      40,424
                                             -----------     ---------       -------      ---------     -------     -------
Net investment income (expense) .........      3,905,178       931,355       170,096      1,325,347     578,869     248,378
                                             -----------     ---------       -------      ---------     -------     -------
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain ......................      3,053,389     1,239,519       122,576        222,001      86,470       4,524
 Unrealized appreciation on
   investments ..........................     28,743,051     4,013,343       920,620         30,008     269,390      68,898
                                             -----------     ---------       -------      ---------     -------     -------
Net realized and unrealized gain on
 investments ............................     31,796,440     5,252,862     1,043,196        252,009     355,860      73,422
                                             -----------     ---------     ---------      ---------     -------     -------
Increase in net assets from
 operations .............................    $35,701,618     6,184,217     1,213,292      1,577,356     934,729     321,800
                                             ===========     =========     =========      =========     =======     =======


                                                                      JANUS ASPEN SERIES (CONTINUED)
                                                  -----------------------------------------------------------------------
                                                                                                 CAPITAL APPRECIATION
                                                        INTERNATIONAL GROWTH PORTFOLIO                PORTFOLIO
                                                  ------------------------------------------ ----------------------------
                                                                                PERIOD FROM                  PERIOD FROM
                                                                                  MAY 3,          YEAR          MAY 2,
                                                                                  1996 TO         ENDED        1997 TO
                                                    YEAR ENDED DECEMBER 31,    DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                       1998          1997          1996           1998           1997
                                                  ------------- ------------- -------------- -------------- -------------
Investment income:
 Income -- Dividends ............................  $1,349,473       348,585        54,433         20,652         8,437
 Expenses -- Mortality and expense risk
   charges (note 3) .............................     895,918       516,236        45,378        149,815         9,981
                                                   ----------       -------        ------        -------         -----
Net investment income (expense) .................     453,555      (167,651)        9,055       (129,163)       (1,544)
                                                   ----------      --------        ------       --------        ------
Net realized and unrealized gain (loss) on
 investments:
 Net realized gain ..............................   7,205,182     3,329,942       187,391        336,728        31,894
 Unrealized appreciation on investments .........   1,486,427     1,235,644       586,615      7,532,890        12,182
                                                   ----------     ---------       -------      ---------        ------
Net realized and unrealized gain on
 investments ....................................   8,691,609     4,565,586       774,006      7,869,618        44,076
                                                   ----------     ---------       -------      ---------        ------
Increase in net assets from operations ..........  $9,145,164     4,397,935       783,061      7,740,455        42,532
                                                   ==========     =========       =======      =========        ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                      GOLDMAN SACHS                           SALOMON BROTHERS
                                                   VARIABLE INSURANCE                          VARIABLE SERIES
                                                       TRUST FUND                                   FUND
                                             -------------------------------   -----------------------------------------------
                                               GROWTH AND         MID CAP         STRATEGIC                          TOTAL
                                                 INCOME           EQUITY            BOND           INVESTORS         RETURN
                                                  FUND             FUND             FUND             FUND             FUND
                                             --------------   --------------   --------------   --------------   -------------
                                               PERIOD FROM      PERIOD FROM      PERIOD FROM      PERIOD FROM     PERIOD FROM
                                                 MAY 12,          MAY 8,         OCTOBER 22,     NOVEMBER 27,     OCTOBER 30,
                                                 1998 TO          1998 TO          1998 TO          1998 TO         1998 TO
                                              DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                  1998             1998             1998             1998             1998
                                             --------------   --------------   --------------   --------------   -------------
Investment income:
 Income -- Dividends .....................     $  35,739           27,603           6,068              45             5,946
 Expenses -- Mortality and expense
   risk charges (note 3) .................        15,729           15,427             211               5               148
                                               ---------           ------           -----              --             -----
Net investment income ....................        20,010           12,176           5,857              40             5,798
                                               ---------           ------           -----              --             -----
Net realized and unrealized gain
 (loss) on investments:
 Net realized gain (loss) ................       (32,043)         (72,641)            322              --                 1
 Unrealized appreciation
   (depreciation) on investments .........        40,081           12,789          (4,823)            321            (2,958)
                                               ---------          -------          ------             ---            ------
Net realized and unrealized gain
 (loss) on investments ...................         8,038          (59,852)         (4,501)            321            (2,957)
                                               ---------          -------          ------             ---            ------
Increase (decrease) in net assets from
 operations ..............................     $  28,048          (47,676)          1,356             361             2,841
                                               =========          =======          ======             ===            ======

                See accompanying notes to financial statements.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                           GE INVESTMENTS FUNDS, INC.
                                                 ------------------------------------------------------------------------------
                                                                     S&P 500                               GOVERNMENT
                                                                      INDEX                                SECURITIES
                                                                      FUND                                    FUND
                                                 ----------------------------------------------- ------------------------------
                                                                                                      PERIOD           YEAR
                                                                                                       ENDED          ENDED
                                                             YEAR ENDED DECEMBER 31,               DECEMBER 11,    DECEMBER 31,
                                                       1998           1997            1996             1997            1996
                                                 --------------- -------------- ---------------- ---------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...............  $   8,524,010     2,645,157       22,942,876         (147,796)    1,165,729
 Net realized gain (loss) ......................      8,830,544      (899,446)       1,510,464         (242,895)      (68,248)
 Unrealized appreciation
   (depreciation) on investments ...............     35,731,485    21,611,136      (16,204,375)         987,049      (995,503)
                                                  -------------    ----------      -----------         --------     ---------
Increase in net assets from operations .........     53,086,039    23,356,847        8,248,965          596,358       101,978
                                                  -------------    ----------      -----------         --------     ---------
From capital transactions:
 Net premiums ..................................     53,735,217    40,575,050       18,225,715        1,053,538     3,734,757
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..............................     (1,018,619)   (1,735,027)         (77,864)         (64,230)      (76,802)
   Surrenders ..................................    (11,869,972)   (3,415,596)      (1,079,082)        (666,510)     (492,750)
   Administrative expense (note 3) .............       (193,962)     (102,362)         (45,091)         (18,501)      (21,731)
   Transfer gain (loss) and transfer
    fees .......................................        623,320        (4,503)           7,463          (36,688)        8,420
 Transfers (to) from the Guarantee
   Account (note 1) ............................     40,155,936    14,747,561        3,139,208          827,432       135,548
 Interfund transfers ...........................     20,883,117    24,135,903        5,665,381      (14,821,369)      (65,339)
                                                  -------------    ----------      -----------      -----------     ---------
Increase (decrease) in net assets from
 capital transactions ..........................    102,315,037    74,201,026       25,835,730      (13,726,328)    3,222,103
                                                  -------------    ----------      -----------      -----------     ---------
Increase (decrease) in net assets ..............    155,401,076    97,557,873       34,084,695      (13,129,970)    3,324,081
Net assets at beginning of year ................    153,426,324    55,868,451       21,783,756       13,129,970     9,805,889
                                                  -------------    ----------      -----------      -----------     ---------
Net assets at end of year ......................  $ 308,827,400   153,426,324       55,868,451               --    13,129,970
                                                  =============   ===========      ===========      ===========    ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                         GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                     -----------------------------------------------
                                                    MONEY MARKET FUND
                                     -----------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                           1998            1997            1996
                                     --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) .......................  $   6,916,677      4,205,545       4,224,053
 Net realized gain (loss) ..........        545,381     (4,421,730)      1,686,452
 Unrealized appreciation
   (depreciation) on
   investments .....................       (545,381)     4,383,879      (2,984,484)
                                      -------------     ----------      ----------
Increase in net assets from
 operations ........................      6,916,677      4,167,694       2,926,021
                                      -------------     ----------      ----------
From capital transactions:
 Net premiums ......................    103,629,024    107,140,555     153,728,177
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ..................     (4,961,886)    (1,753,311)       (781,386)
   Surrenders ......................    (46,255,514)   (18,383,973)     (8,255,412)
   Administrative expense
    (note 3) .......................       (222,910)      (134,339)        (78,769)
   Transfer gain (loss) and
    transfer fees ..................      6,222,666       (130,614)         28,173
 Transfers (to) from the
   Guarantee Account
   (note 1) ........................     24,299,736     10,195,112       4,298,099
 Interfund transfers ...............      5,214,444    (67,593,593)    (93,981,321)
                                      -------------    -----------     -----------
Increase (decrease) in net assets
 from capital transactions .........     87,925,560     29,339,837      54,957,561
                                      -------------    -----------     -----------
Increase (decrease) in net
 assets ............................     94,842,237     33,507,531      57,883,582
Net assets at beginning of year.....    123,694,704     90,187,173       2,200,980
                                      -------------    -----------     -----------
Net assets at end of year ..........  $ 218,536,941    123,694,704      60,084,562
                                      =============    ===========     ===========



                                         GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                     -----------------------------------------------
                                                    TOTAL RETURN FUND
                                     -----------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                           1998            1997            1996
                                     --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) .......................     2,668,826       5,602,393       8,962,291
 Net realized gain (loss) ..........      (144,205)       (454,827)        614,446
 Unrealized appreciation
   (depreciation) on
   investments .....................     5,408,858         657,828      (6,827,262)
                                         ---------       ---------      ----------
Increase in net assets from
 operations ........................     7,933,479       5,805,394       2,749,475
                                         ---------       ---------      ----------
From capital transactions:
 Net premiums ......................     7,103,374       5,641,626       8,515,814
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ..................      (336,462)       (271,179)       (153,153)
   Surrenders ......................    (3,264,071)     (2,558,265)       (946,894)
   Administrative expense
    (note 3) .......................       (63,853)        (60,731)        (51,588)
   Transfer gain (loss) and
    transfer fees ..................        76,515         (15,082)        (69,616)
 Transfers (to) from the
   Guarantee Account
   (note 1) ........................     9,157,868       2,622,768         919,901
 Interfund transfers ...............       974,377        (231,875)         75,151
                                        ----------      ----------      ----------
Increase (decrease) in net assets
 from capital transactions .........    13,647,748       5,127,262       8,289,615
                                        ----------      ----------      ----------
Increase (decrease) in net
 assets ............................    21,581,227      10,932,656      11,039,090
Net assets at beginning of year.....    44,527,117      33,594,461      22,555,371
                                        ----------      ----------      ----------
Net assets at end of year ..........    66,108,344      44,527,117      33,594,461
                                        ==========      ==========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                              GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                          ------------------------------------------------------------------------------
                                                    INTERNATIONAL EQUITY FUND             REAL ESTATE SECURITIES FUND
                                          --------------------------------------------- --------------------------------
                                                     YEAR ENDED DECEMBER 31,                YEAR ENDED DECEMBER 31,
                                                1998            1997           1996           1998             1997
                                          --------------- --------------- ------------- ---------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income ..................  $  1,294,582       2,572,712       999,110        3,136,084       5,164,666
 Net realized gain (loss) ...............       441,842         665,649        86,537         (878,569)      2,710,582
 Unrealized appreciation
   (depreciation) on
   investments ..........................     2,296,938      (1,565,382)      (11,119)     (12,908,191)     (1,305,117)
                                           ------------      ----------       -------      -----------      ----------
Increase (decrease) in net assets
 from operations ........................     4,033,362       1,672,979     1,074,528      (10,650,676)      6,570,131
                                           ------------      ----------     ---------      -----------      ----------
 Net premiums ...........................       985,487       1,854,537     2,563,735        5,008,291      10,679,221
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................       (49,268)         (2,360)       (3,522)        (182,572)        (18,462)
   Surrenders ...........................      (558,600)       (349,063)     (103,501)      (1,142,178)       (654,786)
   Administrative expense
    (note 3) ............................       (13,254)        (10,458)       (6,060)         (30,467)        (19,846)
   Transfer gain and transfer
    fees ................................      (258,988)         49,348       (92,027)        (443,138)        122,915
   Capital contribution .................            --              --    10,925,561               --              --
 Transfers from the Guarantee
   Account (note 1) .....................     1,469,927       1,095,648       557,466        6,836,059       4,443,497
 Interfund transfers ....................    (1,665,448)        664,758     1,263,184       (5,533,571)      5,849,780
                                           ------------      ----------    ----------      -----------      ----------
Increase (decrease) in net assets
 from capital transactions ..............       (90,144)      3,302,410    15,104,836        4,512,424      20,402,319
                                           ------------      ----------    ----------      -----------      ----------
Increase (decrease) in net assets .......     3,943,218       4,975,389    16,179,364       (6,138,252)     26,972,450
Net assets at beginning of
 period .................................    22,876,533      17,901,144     1,721,780       52,683,797      25,711,347
                                           ------------      ----------    ----------      -----------      ----------
Net assets at end of period .............  $ 26,819,751      22,876,533    17,901,144       46,545,545      52,683,797
                                           ============      ==========    ==========      ===========      ==========



                                           REAL ESTATE
                                            SECURITIES
                                               FUND
                                          --------------
                                            YEAR ENDED
                                           DECEMBER 31,
                                               1996
                                          --------------
Increase (decrease) in net assets
From operations:
 Net investment income ..................    1,578,261
 Net realized gain (loss) ...............      299,159
 Unrealized appreciation
   (depreciation) on
   investments ..........................    4,059,521
                                             ---------
Increase (decrease) in net assets
 from operations ........................    5,936,941
                                             ---------
 Net premiums ...........................    2,949,990
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................           --
   Surrenders ...........................      (41,760)
   Administrative expense
    (note 3) ............................       (3,136)
   Transfer gain and transfer
    fees ................................     (107,856)
   Capital contribution .................           --
 Transfers from the Guarantee
   Account (note 1) .....................      539,647
 Interfund transfers ....................    4,063,439
                                             ---------
Increase (decrease) in net assets
 from capital transactions ..............    7,400,324
                                             ---------
Increase (decrease) in net assets .......   13,337,265
Net assets at beginning of
 period .................................   12,374,082
                                            ----------
Net assets at end of period .............   25,711,347
                                            ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -----------------------------------------------------------
                                           GLOBAL INCOME FUND             VALUE EQUITY FUND
                                      ----------------------------- -----------------------------
                                                       PERIOD FROM                   PERIOD FROM
                                           YEAR          MAY 1,          YEAR          MAY 1,
                                           ENDED         1997 TO         ENDED         1997 TO
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1998           1997           1998           1997
                                      -------------- -------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............   $  526,279    $   297,690        770,580        104,481
 Net realized gain (loss) ...........       96,320          2,417        576,810        357,048
 Unrealized appreciation
   (depreciation) on
   investments ......................      337,555       (124,348)      (292,099)       885,799
                                        ----------    -----------       --------        -------
Increase (decrease) in net assets
 from operations ....................      960,154        175,759      1,055,291      1,347,328
                                        ----------    -----------      ---------      ---------
 Net premiums .......................      600,772        198,123      9,579,320      3,244,942
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................           --             --        (25,562)        (1,960)
   Surrenders .......................      (63,958)        (5,701)    (1,731,724)       (75,503)
   Administrative expense
    (note 3) ........................           --           (209)       (18,611)        (1,938)
   Transfer gain and transfer
    fees ............................       (1,623)          (472)     1,014,745         15,109
   Capital contribution .............       45,130      5,000,000             --      3,000,000
 Transfers from the Guarantee
   Account (note 1) .................      986,575        234,749      8,817,658      2,034,025
 Interfund transfers ................    1,028,376        513,049      4,550,014      6,338,005
                                        ----------    -----------     ----------      ---------
Increase (decrease) in net assets
 from capital transactions ..........    2,595,272      5,939,539     22,185,840     14,552,680
                                        ----------    -----------     ----------     ----------
Increase (decrease) in net
 assets .............................    3,555,426      6,115,298     23,241,131     15,900,008
Net assets at beginning of
 period .............................    6,115,298             --     15,900,008             --
                                        ----------    -----------     ----------     ----------
Net assets at end of period .........   $9,670,724      6,115,298     39,141,139     15,900,008
                                        ==========    ===========     ==========     ==========



                                        GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                      -------------------------------------------
                                                                         U.S.
                                                                        EQUITY
                                               INCOME FUND               FUND
                                      ----------------------------- -------------
                                                       PERIOD FROM   PERIOD FROM
                                           YEAR       DECEMBER 12,      MAY 4,
                                           ENDED         1997 TO       1998 TO
                                       DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                           1998           1997           1998
                                      -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............  $ 1,571,415         43,837        46,070
 Net realized gain (loss) ...........      335,927         (6,710)        9,452
 Unrealized appreciation
   (depreciation) on
   investments ......................     (245,492)       (12,199)      153,754
                                         ---------        -------       -------
Increase (decrease) in net assets
 from operations ....................    1,661,850         24,928       209,276
                                         ---------        -------       -------
 Net premiums .......................    1,921,255         19,521       864,801
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................     (145,003)            --            --
   Surrenders .......................   (1,961,475)       (59,137)       (8,236)
   Administrative expense
    (note 3) ........................      (34,884)        (2,414)         (374)
   Transfer gain and transfer
    fees ............................     (172,635)          (467)        4,703
   Capital contribution .............           --             --            --
 Transfers from the Guarantee
   Account (note 1) .................    4,132,905         52,096       500,876
 Interfund transfers ................    6,911,104     21,976,333       629,934
                                        ----------     ----------       -------
Increase (decrease) in net assets
 from capital transactions ..........   10,651,267     21,985,932     1,991,704
                                        ----------     ----------     ---------
Increase (decrease) in net
 assets .............................   12,313,117     22,010,860     2,200,980
Net assets at beginning of
 period .............................   22,010,860             --            --
                                        ----------     ----------     ---------
Net assets at end of period .........   34,323,977     22,010,860     2,200,980
                                        ==========     ==========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                       OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                 ------------------------------------------------------------------------------
                                                           MONEY FUND                              BOND FUND
                                                 ------------------------------ -----------------------------------------------
                                                     PERIOD           YEAR
                                                      ENDED          ENDED
                                                  DECEMBER 11,    DECEMBER 31,              YEAR ENDED DECEMBER 31,
                                                      1997            1996            1998            1997            1996
                                                 -------------- --------------- --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income .........................  $     84,803        134,874         696,844       1,822,818       1,437,401
 Net realized gain .............................            --             --         557,479         187,695         106,242
 Unrealized appreciation
   (depreciation) on investments ...............            --             --       1,205,533         663,371        (442,815)
                                                  ------------        -------       ---------       ---------       ---------
Increase in net assets from operations .........        84,803        134,874       9,138,791       2,673,884       1,100,828
                                                  ------------        -------       ---------       ---------       ---------
From capital transactions:
 Net premiums ..................................           440          1,000       6,231,291       3,472,666       6,447,661
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..............................            --        (25,650)       (410,382)       (234,610)       (255,232)
   Surrenders ..................................            --       (248,877)     (4,432,337)     (2,350,488)     (1,174,644)
   Administrative expense (note 3) .............            --         (7,741)        (55,996)        (53,814)        (47,633)
   Transfer gain (loss) and transfer
    fees .......................................        (4,611)        (6,711)        (86,859)        (12,509)         15,212
 Transfers (to) from the Guarantee
   Account (note 1) ............................        (9,897)       (72,686)      8,638,887       3,535,189       1,424,034
 Interfund transfers ...........................    (2,736,806)    (1,858,335)     10,655,917       1,076,424       1,248,636
                                                  ------------     ----------      ----------      ----------      ----------
Increase (decrease) in net assets from
 capital transactions ..........................    (2,750,874)    (2,219,000)     20,540,521       5,432,858       7,658,034
                                                  ------------     ----------      ----------      ----------      ----------
Increase (decrease) in net assets ..............    (2,666,071)    (2,084,126)     29,679,312       8,106,742       8,758,862
Net assets at beginning of year ................     2,750,676      4,834,802      39,745,683      31,638,941      22,880,079
                                                  ------------     ----------      ----------      ----------      ----------
Net assets at end of year ......................  $         --      2,750,676      69,424,995      39,745,683      31,638,941
                                                  ============     ==========      ==========      ==========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                      --------------------------------------------------------------------------------------------
                                                CAPITAL APPRECIATION FUND                             GROWTH FUND
                                      ---------------------------------------------- ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                        YEAR ENDED DECEMBER 31,
                                            1998            1997           1996            1998           1997           1996
                                      ---------------- -------------- -------------- --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............  $   3,259,314      5,840,622      4,562,994      12,397,835      3,539,022      2,510,530
 Net realized gain ..................     19,896,478      6,868,228      6,301,279      19,777,101      5,826,603      1,959,742
 Unrealized appreciation
   (depreciation) on
   investments ......................       (396,149)     5,927,622      7,478,382         922,343     11,621,155      5,568,726
                                       -------------      ---------      ---------      ----------     ----------      ---------
Increase in net assets from
 operations .........................     22,759,643     18,636,472     18,342,655      33,097,279     20,986,780     10,038,998
                                       -------------     ----------     ----------      ----------     ----------     ----------
From capital transactions:
 Net premiums .......................      9,377,106     25,418,900     35,523,585      17,725,498     31,719,458     15,322,231
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................       (796,601)      (450,528)      (577,949)       (894,216)      (350,617)      (246,052)
   Surrenders .......................    (11,332,990)    (7,755,383)    (5,679,609)     (9,299,680)    (5,238,134)    (1,802,707)
   Administrative expense
    (note 3) ........................       (280,687)      (291,649)      (237,053)       (184,119)      (138,883)       (79,593)
   Transfer gain (loss) and
    transfer fees ...................     (1,028,582)       (53,714)      (234,268)         (3,882)       (28,403)        (9,390)
 Transfers (to) from the
   Guarantee Account
   (note 1) .........................     11,708,764     13,461,161      5,093,547      17,267,813     12,928,357      2,323,647
 Interfund transfers ................    (20,227,182)        37,796     16,982,928      (7,357,815)    11,277,889      8,265,699
                                       -------------     ----------     ----------      ----------     ----------     ----------
Increase (decrease) in net assets
 from capital transactions ..........    (12,580,172)    30,366,583     50,871,181      17,253,599     50,169,667     23,773,835
                                       -------------     ----------     ----------      ----------     ----------     ----------
Increase (decrease) in net
 assets .............................     10,179,471     49,003,055     69,213,836      50,350,878     71,156,447     33,812,833
Net assets at beginning
 of year ............................    207,847,236    158,844,181     89,630,345     139,015,816     67,859,369     34,046,536
                                       -------------    -----------     ----------     -----------     ----------     ----------
Net assets at end of year ...........  $ 218,026,707    207,847,236    158,844,181     189,366,694    139,015,816     67,859,369
                                       =============    ===========    ===========     ===========    ===========     ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                           ----------------------------------------------
                                                         HIGH INCOME FUND
                                           ---------------------------------------------
                                                      YEAR ENDED DECEMBER 31,
                                                 1998           1997           1996
                                           --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income ...................  $   5,360,707     7,741,474      5,561,338
 Net realized gain (loss) ................        (99,049)    1,298,149        763,575
 Unrealized appreciation
   (depreciation) on investments .........     (7,301,468)    2,089,422      2,079,281
                                            -------------     ---------      ---------
Increase (decrease) in net assets from
 operations ..............................     (2,039,810)   11,129,045      8,404,194
                                            -------------    ----------      ---------
From capital transactions:
 Net premiums ............................     13,886,757    21,931,355     22,356,655
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ........................     (1,060,654)     (689,590)      (693,092)
   Surrenders ............................    (10,775,891)   (5,920,831)    (2,655,530)
   Administrative expense (note 3) .......       (189,819)     (139,006)      (100,320)
   Transfer gain (loss) and transfer
    fees .................................       (612,294)     (112,330)       (25,953)
 Transfers (to) from the Guarantee
   Account (note 1) ......................     20,861,727    12,750,648      3,777,050
 Interfund transfers .....................     (4,351,060)   23,573,698      9,730,803
                                            -------------    ----------     ----------
Increase in net assets from capital
 transactions ............................     17,758,766    51,393,944     32,389,613
                                            -------------    ----------     ----------
Increase in net assets ...................     15,718,956    62,522,989     40,793,807
Net assets at beginning of year ..........    148,285,626    85,762,637     44,968,830
                                            -------------    ----------     ----------
Net assets at end of year ................  $ 164,004,582   148,285,626     85,762,637
                                            =============   ===========     ==========



                                           OPPENHEIMER VARIABLE ACCOUNT FUNDS (CONTINUED)
                                           -----------------------------------------------
                                                      MULTIPLE STRATEGIES FUND
                                           -----------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                 1998            1997            1996
                                           --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income ...................     3,799,319       3,690,801       2,771,962
 Net realized gain (loss) ................     1,712,582       1,435,981         701,256
 Unrealized appreciation
   (depreciation) on investments .........    (1,662,556)      4,025,778       2,786,345
                                              ----------       ---------       ---------
Increase (decrease) in net assets from
 operations ..............................     3,849,345       9,152,560       6,259,563
                                              ----------       ---------       ---------
From capital transactions:
 Net premiums ............................     5,911,134       9,089,218       8,520,761
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ........................      (527,685)       (332,263)       (389,751)
   Surrenders ............................    (6,115,145)     (4,493,985)     (2,097,537)
   Administrative expense (note 3) .......      (118,214)       (119,442)       (104,392)
   Transfer gain (loss) and transfer
    fees .................................      (298,427)         (8,995)        (27,395)
 Transfers (to) from the Guarantee
   Account (note 1) ......................     8,281,940       4,101,390       1,507,791
 Interfund transfers .....................    (3,251,940)        516,158         198,943
                                              ----------      ----------      ----------
Increase in net assets from capital
 transactions ............................     3,881,663       8,752,081       7,608,420
                                              ----------      ----------      ----------
Increase in net assets ...................     7,731,008      17,904,641      13,867,983
Net assets at beginning of year ..........    72,023,553      54,118,912      40,250,929
                                              ----------      ----------      ----------
Net assets at end of year ................    79,754,561      72,023,553      54,118,912
                                              ==========      ==========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                          VARIABLE INSURANCE PRODUCTS FUND
                                                      ------------------------------------------------------------------------
                                                            MONEY MARKET PORTFOLIO                HIGH INCOME PORTFOLIO
                                                      -----------------------------------   ----------------------------------
                                                           PERIOD              YEAR              PERIOD              YEAR
                                                            ENDED              ENDED              ENDED             ENDED
                                                        DECEMBER 11,       DECEMBER 31,       DECEMBER 11,       DECEMBER 31,
                                                            1997               1996               1997               1996
                                                      ----------------   ----------------   ----------------   ---------------
Increase (decrease) in net assets
From operations:
 Net investment income ............................    $     630,902          1,272,122          1,653,064         2,447,710
 Net realized gain ................................               --                 --          4,673,705           479,085
 Unrealized appreciation (depreciation) on
   investments ....................................               --                 --         (2,814,608)          308,688
                                                       -------------          ---------         ----------         ---------
Increase in net assets from operations ............          630,902          1,272,122          3,512,161         3,235,483
                                                       -------------          ---------         ----------         ---------
From capital transactions:
 Net premiums .....................................          (28,472)           117,921              8,207          (248,987)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .................................         (193,170)          (458,667)           (66,792)          (33,131)
   Surrenders .....................................       (1,206,916)        (2,213,343)        (2,281,288)       (1,859,776)
   Administrative expense (note 3) ................          (39,130)           (65,257)           (46,012)          (54,571)
   Transfer gain (loss) and transfer fees .........           86,971           (204,381)           (18,007)          (14,545)
 Transfers (to) from the Guarantee Account
   (note 1) .......................................          (27,901)          (661,457)           (23,044)         (109,624)
 Interfund transfers ..............................      (21,205,932)       (23,959,305)       (25,886,326)       (7,008,575)
                                                       -------------        -----------        -----------        ----------
Increase (decrease) in net assets from capital
 transactions .....................................      (22,614,550)       (27,444,489)       (28,313,262)       (9,329,209)
                                                       -------------        -----------        -----------        ----------
Increase (decrease) in net assets .................      (21,983,648)       (26,172,367)       (24,801,101)       (6,093,726)
Net assets at beginning of year ...................       21,983,648         48,156,015         24,801,101        30,894,827
                                                       -------------        -----------        -----------        ----------
Net assets at end of year .........................    $          --         21,983,648                 --        24,801,101
                                                       =============        ===========        ===========        ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                        VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                      -------------------------------------------------
                                                   EQUITY-INCOME PORTFOLIO
                                      -------------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                            1998             1997             1996
                                      ---------------- ---------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............  $  31,720,678    $   35,860,097      8,352,818
 Net realized gain ..................     40,058,923        15,417,526      9,394,625
 Unrealized appreciation
   (depreciation) on
   investments ......................     (9,194,909)       65,899,106     23,601,942
                                       -------------    --------------     ----------
Increase in net assets from
 operations .........................     62,584,692       117,176,729     41,349,385
                                       -------------    --------------     ----------
From capital transactions:
 Net premiums .......................     46,774,052        78,673,490     91,217,558
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................     (3,800,272)       (3,144,602)    (2,317,929)
   Surrenders .......................    (39,388,010)      (22,544,378)   (12,923,609)
   Administrative expense
    (note 3) ........................       (787,804)         (744,663)      (565,181)
   Transfer gain (loss) and
    transfer fees ...................     (4,002,591)         (156,609)       (81,577)
 Transfers (to) from the
   Guarantee Account
   (note 1) .........................     49,734,168        34,236,802     14,669,920
 Interfund transfers ................    (32,464,680)        4,787,401     12,688,430
                                       -------------    --------------    -----------
Increase (decrease) in net assets
 from capital transactions ..........     16,064,863        91,107,441    102,687,612
                                       -------------    --------------    -----------
Increase (decrease) in net
 assets .............................     78,649,555       208,284,170    144,036,997
Net assets at beginning
 of year ............................    613,582,772       405,298,602    261,261,605
                                       -------------    --------------    -----------
Net assets at end of year ...........  $ 692,232,327       613,582,772    405,298,602
                                       =============    ==============    ===========



                                       VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                      -----------------------------------------------
                                                     GROWTH PORTFOLIO
                                      -----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                            1998            1997            1996
                                      --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income ..............    39,280,926       5,677,010      11,069,102
 Net realized gain ..................    17,030,101      14,576,544       9,229,819
 Unrealized appreciation
   (depreciation) on
   investments ......................    58,825,099      34,536,532       6,990,625
                                         ----------      ----------      ----------
Increase in net assets from
 operations .........................   115,136,126      54,790,086      27,289,546
                                        -----------      ----------      ----------
From capital transactions:
 Net premiums .......................    15,214,848      19,742,111      40,351,417
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................    (2,191,698)     (1,127,415)     (1,395,457)
   Surrenders .......................   (23,927,419)    (15,488,583)     (8,362,725)
   Administrative expense
    (note 3) ........................      (510,394)       (502,085)       (441,506)
   Transfer gain (loss) and
    transfer fees ...................    (1,467,259)        (84,076)       (243,398)
 Transfers (to) from the
   Guarantee Account
   (note 1) .........................     9,000,692       9,277,787       7,334,280
 Interfund transfers ................    (8,701,771)     (3,139,585)     (3,259,632)
                                        -----------     -----------      ----------
Increase (decrease) in net assets
 from capital transactions ..........   (12,583,001)      8,678,154      33,982,979
                                        -----------     -----------      ----------
Increase (decrease) in net
 assets .............................   102,553,125      63,468,240      61,272,525
Net assets at beginning
 of year ............................   315,013,607     251,545,367     190,272,842
                                        -----------     -----------     -----------
Net assets at end of year ...........   417,566,732     315,013,607     251,545,367
                                        ===========     ===========     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                        VARIABLE INSURANCE PRODUCTS FUND (CONTINUED)
                                       ----------------------------------------------
                                                     OVERSEAS PORTFOLIO
                                       ----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                             1998            1997           1996
                                       --------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
  (expense) ..........................  $   7,055,630      7,902,090      1,063,898
 Net realized gain ...................     12,998,779      6,802,686      2,693,770
 Unrealized appreciation
  (depreciation) on investments.......     (6,292,784)    (3,387,543)     7,585,836
                                        -------------     ----------      ---------
Increase in net assets from
 operations ..........................     13,761,625     11,317,233     11,343,504
                                        -------------     ----------     ----------
From capital transactions:
 Net premiums ........................      1,843,855      5,009,263     11,020,984
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits .....................       (439,740)      (527,674)      (528,522)
  Surrenders .........................     (6,306,537)    (5,102,924)    (3,972,175)
  Administrative expense
    (note 3) .........................       (183,116)      (220,173)      (214,759)
  Transfer gain (loss) and
    transfer fees ....................     (1,416,329)       (38,435)       (85,300)
 Transfers (to) from Guarantee
   Account (note 1) ..................      2,209,192      3,378,950      3,116,987
 Interfund transfers .................    (14,310,296)   (12,846,872)    (4,620,473)
                                        -------------    -----------     ----------
Increase (decrease) in net assets
 from capital transactions ...........    (18,602,971)   (10,347,865)     4,716,742
                                        -------------    -----------     ----------
Increase (decrease) in net assets ....     (4,841,346)       969,368     16,060,246
Net assets at beginning of period ....    108,304,621    107,335,253     91,275,007
                                        -------------    -----------     ----------
Net assets at end of period ..........  $ 103,463,275    108,304,621    107,335,253
                                        =============    ===========    ===========



                                             VARIABLE INSURANCE PRODUCTS FUND II
                                       -----------------------------------------------
                                                   ASSET MANAGER PORTFOLIO
                                       -----------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                             1998            1997            1996
                                       --------------- --------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income
  (expense) ..........................    55,400,077      47,434,844      23,741,639
 Net realized gain ...................    12,994,733       9,093,636       7,507,674
 Unrealized appreciation
  (depreciation) on investments.......    (5,404,033)     24,430,304      23,008,153
                                          ----------      ----------      ----------
Increase in net assets from
 operations ..........................    62,990,777      80,958,784      54,257,466
                                          ----------      ----------      ----------
From capital transactions:
 Net premiums ........................    10,264,331      12,956,133      15,580,792
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits .....................    (2,712,196)     (2,389,147)     (3,090,108)
  Surrenders .........................   (43,729,546)    (26,860,066)    (23,863,347)
  Administrative expense
    (note 3) .........................    (1,091,339)     (1,170,300)     (1,159,170)
  Transfer gain (loss) and
    transfer fees ....................    (6,077,325)     (5,281,252)     (2,150,299)
Transfers (to) from Guarantee
 Account (note 1) ....................     9,427,060       4,580,560       2,112,849
 Interfund transfers .................   (12,459,422)    (14,758,069)    (31,512,425)
                                         -----------     -----------     -----------
Increase (decrease) in net assets
 from capital transactions ...........   (46,378,437)    (32,922,141)    (44,081,708)
                                         -----------     -----------     -----------
Increase (decrease) in net assets ....    16,612,340      48,036,643      10,175,758
Net assets at beginning of period ....   483,874,812     435,838,169     425,662,411
                                         -----------     -----------     -----------
Net assets at end of period ..........   500,487,152     483,874,812     435,838,169
                                         ===========     ===========     ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                      VARIABLE INSURANCE
                                                 PRODUCTS FUND II (CONTINUED)
                                        ----------------------------------------------
                                                     CONTRAFUND PORTFOLIO
                                        ----------------------------------------------
                                                   YEAR ENDED DECEMBER 31,
                                              1998            1997           1996
                                        ---------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
  (expense) ...........................  $  10,673,505      2,084,354       (688,227)
 Net realized gain ....................     14,314,697      9,468,307      2,738,082
 Unrealized appreciation
  (depreciation) on
  investments .........................     47,868,379     26,750,686     17,275,767
                                         -------------     ----------     ----------
Increase in net assets from
 operations ...........................     72,856,581     38,303,347     19,325,622
                                         -------------     ----------     ----------
From capital transactions:
 Net premiums .........................     25,285,801     39,049,020     41,520,289
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits ......................     (1,246,412)      (778,781)      (569,391)
  Surrenders ..........................    (13,148,361)    (7,578,528)    (3,409,236)
  Administrative expense
    (note 3) ..........................       (296,892)      (239,385)      (139,550)
  Transfer gain (loss) and
    transfer fees .....................       (122,549)        (1,813)        (6,491)
 Transfers (to) from Guarantee
  Account (note 1) ....................     25,805,412     20,874,655      8,894,897
 Interfund transfers ..................     (7,547,010)     9,642,188     15,486,630
                                         -------------     ----------     ----------
Increase (decrease) in net assets
 from capital transactions ............     28,729,989     60,967,356     61,777,148
                                         -------------     ----------     ----------
Increase (decrease) in net assets .....    101,586,570     99,270,703     81,102,770
Net assets at beginning
 of period ............................    242,137,396    142,866,693     61,763,923
                                         -------------    -----------     ----------
Net assets at end of period ...........  $ 343,723,966    242,137,396    142,866,693
                                         =============    ===========    ===========



                                                            VARIABLE INSURANCE
                                                       PRODUCTS FUND II (CONTINUED)
                                        ----------------------------------------------------------
                                                  GROWTH &                       GROWTH
                                              INCOME PORTFOLIO          OPPORTUNITIES PORTFOLIO
                                        ----------------------------- ----------------------------
                                                         PERIOD FROM                  PERIOD FROM
                                             YEAR          MAY 1,          YEAR          MAY 1,
                                             ENDED         1997 TO         ENDED        1997 TO
                                         DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                             1998           1997           1998           1997
                                        -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income
  (expense) ...........................     (317,406)       (53,296)       498,381       (69,440)
 Net realized gain ....................      983,225        103,153        378,467        67,071
 Unrealized appreciation
  (depreciation) on
  investments .........................    7,912,728        458,100      6,815,534     1,055,758
                                           ---------        -------      ---------     ---------
Increase in net assets from
 operations ...........................    8,578,547        507,957      7,692,382     1,053,389
                                           ---------        -------      ---------     ---------
From capital transactions:
 Net premiums .........................   13,303,380      5,782,503     10,151,968     6,759,512
 Transfers (to) from the general
  account of Life of Virginia:
  Death benefits ......................     (688,026)        (2,062)      (104,398)      (11,218)
  Surrenders ..........................   (1,264,908)      (116,741)    (1,515,091)     (178,411)
  Administrative expense
    (note 3) ..........................      (29,641)        (3,046)       (29,463)       (4,370)
  Transfer gain (loss) and
    transfer fees .....................      732,615        358,955        483,076           734
 Transfers (to) from Guarantee
  Account (note 1) ....................   10,185,026      2,665,501     10,705,328     2,684,605
 Interfund transfers ..................   10,322,368      6,515,155      9,164,481     6,783,534
                                          ----------      ---------     ----------     ---------
Increase (decrease) in net assets
 from capital transactions ............   32,560,814     15,200,265     28,855,901    16,034,386
                                          ----------     ----------     ----------    ----------
Increase (decrease) in net assets .....   41,139,361     15,708,222     36,548,283    17,087,775
Net assets at beginning
 of period ............................   15,708,222             --     17,087,775            --
                                          ----------     ----------     ----------    ----------
Net assets at end of period ...........   56,847,583     15,708,222     53,636,058    17,087,775
                                          ==========     ==========     ==========    ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                               NEUBERGER & BERMAN ADVISERS
                                                    MANAGEMENT TRUST
                                             -------------------------------
                                                   BALANCED PORTFOLIO
                                             -------------------------------
                                                  PERIOD           YEAR
                                                   ENDED           ENDED
                                               DECEMBER 11,    DECEMBER 31,
                                                   1997            1996
                                             ---------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income .....................  $    1,655,053     4,845,109
 Net realized gain (loss) ..................       5,097,861       419,822
 Unrealized (depreciation) on
   investments .............................      (2,501,835)   (3,501,201)
                                              --------------    ----------
Increase in net assets from operations .....       4,251,079     1,763,730
                                              --------------    ----------
From capital transactions:
 Net premiums ..............................          (6,001)           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..........................        (126,435)     (191,199)
   Surrenders ..............................      (2,675,228)   (2,074,244)
   Administrative expense (note 3) .........         (71,576)      (82,124)
   Transfer gain (loss) and transfer
    fees ...................................         (78,959)      (12,205)
   Capital contribution ....................        (629,209)           --
 Transfers (to) from the Guarantee
   Account (note 1) ........................        (185,078)      (37,694)
 Interfund transfers .......................     (31,241,057)   (3,810,712)
                                              --------------    ----------
Decrease in net assets from capital
 transactions ..............................     (35,013,543)   (6,208,178)
                                              --------------    ----------
Decrease in net assets .....................     (30,762,464)   (4,444,448)
Net assets at beginning of year ............      30,762,464    35,206,912
                                              --------------    ----------
Net assets at end of year ..................  $           --    30,762,464
                                              ==============    ==========



                                                       NEUBERGER & BERMAN ADVISERS MANAGEMENT TRUST
                                             ----------------------------------------------------------------
                                                     BOND PORTFOLIO                  GROWTH PORTFOLIO
                                             ------------------------------- --------------------------------
                                                  PERIOD           YEAR           PERIOD            YEAR
                                                   ENDED           ENDED           ENDED           ENDED
                                               DECEMBER 11,    DECEMBER 31,    DECEMBER 11,     DECEMBER 31,
                                                   1997            1996            1997             1996
                                             ---------------- -------------- ---------------- ---------------
Increase (decrease) in net assets
From operations:
 Net investment income .....................        450,958      1,079,940          770,860       1,006,044
 Net realized gain (loss) ..................         12,018       (136,701)       2,304,768         315,046
 Unrealized (depreciation) on
   investments .............................        (23,525)      (646,673)        (880,241)       (363,320)
                                                    -------      ---------        ---------       ---------
Increase in net assets from operations .....        439,451        296,566        2,195,387         957,770
                                                    -------      ---------        ---------       ---------
From capital transactions:
 Net premiums ..............................          1,800             --            6,456           4,370
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits ..........................       (196,037)      (225,838)         (58,098)        (56,431)
   Surrenders ..............................       (508,821)      (366,908)        (247,815)       (415,296)
   Administrative expense (note 3) .........        (15,911)       (24,278)         (22,353)        (25,172)
   Transfer gain (loss) and transfer
    fees ...................................        (11,476)        (9,665)          (2,057)        (10,420)
   Capital contribution ....................             --             --               --              --
 Transfers (to) from the Guarantee
   Account (note 1) ........................        (86,454)       (92,797)              --         (14,970)
 Interfund transfers .......................     (9,344,589)    (5,700,964)     (12,373,616)     (3,652,818)
                                                 ----------     ----------      -----------      ----------
Decrease in net assets from capital
 transactions ..............................    (10,161,488)    (6,420,450)     (12,697,483)     (4,170,737)
                                                -----------     ----------      -----------      ----------
Decrease in net assets .....................     (9,722,037)    (6,123,884)     (10,502,096)     (3,212,967)
Net assets at beginning of year ............      9,722,037     15,845,921       10,502,096      13,715,063
                                                -----------     ----------      -----------      ----------
Net assets at end of year ..................             --      9,722,037               --      10,502,096
                                                ===========     ==========      ===========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                 FEDERATED INVESTORS INSURANCE SERIES
                                      ------------------------------------------------------------------------------------------
                                                AMERICAN LEADERS FUND II                      HIGH INCOMEBOND FUND II
                                      -------------------------------------------- ---------------------------------------------
                                                                      PERIOD FROM
                                                                         MAY 6,
                                                                        1996 TO
                                         YEAR ENDED DECEMBER 31,      DECEMBER 31,            YEAR ENDED DECEMBER 31,
                                            1998           1997           1996           1998           1997           1996
                                      --------------- -------------- ------------- --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ........................  $  2,154,168            (86)        3,974         650,799        827,322        491,956
 Net realized gain ..................     1,333,508        544,140        29,680         901,146        630,351         31,769
 Unrealized appreciation
   (depreciation) on
   investments ......................     4,019,536      3,385,309       162,046        (615,798)     1,256,745        424,014
                                       ------------      ---------       -------        --------      ---------        -------
Increase in net assets from
 operations .........................     7,507,212      3,929,363       195,700         936,147      2,714,418        947,739
                                       ------------      ---------       -------        --------      ---------        -------
From capital transactions:
 Net premiums .......................    17,174,298     13,540,849     2,249,062       7,609,375      9,254,617      4,468,263
 Transfers (to) from the
   general account of
   Life of Virginia:
   Death benefits ...................      (702,585)       (91,917)           --        (420,052)      (120,443)       (42,084)
   Surrenders .......................    (2,256,129)      (423,567)      (28,376)     (3,031,255)      (861,128)      (428,701)
   Administrative expense
    (note 3) ........................       (47,545)       (11,789)         (522)        (34,940)       (18,435)        (5,233)
   Transfer gain (loss) and
    transfer fees ...................       404,576            791         4,221         650,014         (2,424)           (43)
 Transfers from the Guarantee
   Account (note 1) .................    15,132,233      4,966,466       146,563      12,815,682      4,882,888        670,397
 Interfund transfers ................     2,109,439      9,208,512     1,208,370      (1,253,689)     5,675,771      6,113,878
                                       ------------     ----------     ---------      ----------      ---------      ---------
Increase in net assets from
 capital transactions ...............    31,814,287     27,189,345     3,579,318      16,335,135     18,810,846     10,776,477
                                       ------------     ----------     ---------      ----------     ----------     ----------
Increase in net assets ..............    39,321,499     31,118,708     3,775,018      17,271,282     21,525,264     11,724,216
Net assets at beginning of
 period .............................    34,893,726      3,775,018            --      35,195,347     13,670,083      1,945,867
                                       ------------     ----------     ---------      ----------     ----------     ----------
Net assets at end of period .........  $ 74,215,225     34,893,726     3,775,018      52,466,629     35,195,347     13,670,083
                                       ============     ==========     =========      ==========     ==========     ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                    FEDERATED INVESTORS INSURANCE SERIES (CONTINUED)
                                                                                    UTILITY FUND II
                                                                   --------------------------------------------------
                                                                                YEAR ENDED DECEMBER 31,
                                                                         1998              1997             1996
                                                                   ---------------   ---------------   --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ...............................     $ 1,659,412           719,879          523,302
 Net realized gain .............................................       1,730,044           731,431          336,527
 Unrealized appreciation (depreciation) on investments .........       1,205,055         4,302,272        1,113,241
Increase in net assets from operations .........................       4,594,511         5,753,582        1,973,070
From capital transactions:
 Net premiums ..................................................       5,300,423         3,510,754        7,032,730
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ..............................................        (295,533)          (63,646)        (172,666)
   Surrenders ..................................................      (1,872,219)       (1,420,075)        (708,499)
   Administrative expense (note 3) .............................         (36,851)          (32,050)         (25,376)
   Transfer gain (loss) and transfer fees ......................        (738,016)           (1,043)          11,752
 Transfers from the Guarantee Account (note 1) .................       5,791,377         1,540,929        1,313,211
 Interfund transfers ...........................................       2,670,259        (1,399,267)         830,436
Increase in net assets from capital transactions ...............      10,819,440         2,135,602        8,281,588
Increase in net assets .........................................      15,413,951         7,889,184       10,254,658
Net assets at beginning of period ..............................      30,397,894        22,508,710       12,254,052
Net assets at end of period ....................................     $45,811,845        30,397,894       22,508,710

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                            ALGER AMERICAN
                                      -------------------------------------------------------------------------------------------
                                                   SMALL CAP PORTFOLIO                            GROWTH PORTFOLIO
                                      --------------------------------------------- ---------------------------------------------
                                                 YEAR ENDED DECEMBER 31,                       YEAR ENDED DECEMBER 31,
                                            1998           1997           1996            1998           1997           1996
                                      --------------- -------------- -------------- --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ........................  $  9,502,870      1,245,506       (308,795)     12,980,763       (282,901)       309,982
 Net realized gain (loss) ...........       411,066        411,624       (122,299)      4,172,054      3,954,588        315,644
 Unrealized appreciation
   (depreciation) on
   investments ......................     2,406,527      4,016,910        (80,937)     20,408,775      8,095,163      2,224,353
                                       ------------      ---------       --------      ----------      ---------      ---------
Increase (decrease) in net assets
 from operations ....................    12,320,463      5,674,040       (512,031)     37,561,592     11,766,850      2,849,979
                                       ------------      ---------       --------      ----------     ----------      ---------
From capital transactions:
 Net premiums .......................     6,622,636     12,048,925     25,934,981      11,725,922     13,470,987     21,518,317
 Transfers (to) from the
   general account of
   Life of Virginia:
   Death benefits ...................      (459,998)      (296,448)      (167,439)       (663,235)      (317,671)       (22,815)
   Surrenders .......................    (3,709,013)    (1,974,869)      (837,016)     (5,345,156)    (2,065,182)      (539,265)
   Administrative expense
    (note 3) ........................       (83,804)       (69,752)       (32,819)        (89,422)       (68,206)       (26,996)
   Transfer gain (loss) and
    transfer fees ...................       246,716         20,656        (18,410)        (10,013)      (390,379)       (32,858)
 Transfers from the Guarantee
   Account (note 1) .................     8,384,117      9,339,897      5,067,731       9,961,009      6,594,835      3,628,084
 Interfund transfers ................    (2,794,548)     1,782,889     10,297,239       6,706,761     (1,557,814)    11,823,073
                                       ------------     ----------     ----------      ----------     ----------     ----------
Increase in net assets from
 capital transactions ...............     8,206,106     20,851,298     40,244,267      22,285,866     15,666,570     36,347,540
                                       ------------     ----------     ----------      ----------     ----------     ----------
Increase in net assets ..............    20,526,569     26,525,338     39,732,236      59,847,458     27,433,420     39,197,519
Net assets at beginning of
 period .............................    73,827,690     47,302,352      7,570,116      72,153,813     44,720,393      5,522,874
                                       ------------     ----------     ----------      ----------     ----------     ----------
Net assets at end of period .........  $ 94,354,259     73,827,690     47,302,352     132,001,271     72,153,813     44,720,393
                                       ============     ==========     ==========     ===========     ==========     ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                                 PBHG INSURANCE SERIES FUND
                                                              ----------------------------------------------------------------
                                                                 PBHG LARGE CAP PORTFOLIO          PBHG GROWTH II PORTFOLIO
                                                              -------------------------------   ------------------------------
                                                                                 PERIOD FROM                      PERIOD FROM
                                                                   YEAR            MAY 1,            YEAR            MAY 1,
                                                                   ENDED           1997 TO           ENDED          1997 TO
                                                               DECEMBER 31,     DECEMBER 31,     DECEMBER 31,     DECEMBER 31,
                                                                   1998             1997             1998             1997
                                                              --------------   --------------   --------------   -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........................    $  (106,500)        (17,112)         (119,244)        (30,512)
 Net realized gain (loss) .................................        282,909          13,525          (281,878)          7,643
 Unrealized appreciation (depreciation) on
   investments ............................................      2,025,080         149,898         1,029,558         (89,829)
                                                                 ---------         -------         ---------         -------
Increase (decrease) in net assets from operations .........      2,201,489         146,311           628,436        (112,698)
                                                                 ---------         -------         ---------        --------
From capital transactions:
 Net premiums .............................................      2,342,871       1,239,113         1,855,144       3,502,382
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits .........................................        (42,994)           (715)         (117,890)             --
   Surrenders .............................................       (588,848)        (12,383)         (409,105)        (53,142)
   Administrative expense (note 3) ........................         (7,464)           (684)           (8,868)         (1,455)
   Transfer gain (loss) and transfer fees .................         40,495             865            27,528             787
 Transfers from the Guarantee Account
   (note 1) ...............................................      2,026,921         610,146         2,485,422       1,108,447
 Interfund transfers ......................................      1,290,849       2,735,614          (477,840)      2,507,619
                                                                 ---------       ---------         ---------       ---------
Increase in net assets from capital transactions ..........      5,061,830       4,571,956         3,354,391       7,064,638
                                                                 ---------       ---------         ---------       ---------
Increase in net assets ....................................      7,263,319       4,718,267         3,982,827       6,951,940
Net assets at beginning of period .........................      4,718,267              --         6,951,940              --
                                                                 ---------       ---------         ---------       ---------
Net assets at end of period ...............................    $11,981,586       4,718,267        10,934,767       6,951,940
                                                                ==========       =========        ==========       =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                    JANUS ASPEN SERIES
                                      -----------------------------------------------
                                                AGGRESSIVE GROWTH PORTFOLIO
                                      -----------------------------------------------
                                                  YEAR ENDED DECEMBER 31,
                                            1998             1997           1996
                                      ---------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ........................   $ (1,431,833)     (1,187,720)      (124,804)
 Net realized gain ..................     11,413,034       6,675,700      3,422,984
 Unrealized appreciation on
   investments ......................     24,333,274       5,540,954        109,555
                                        ------------      ----------      ---------
 Increase in net assets from
   operations .......................     34,314,475      11,028,934      3,407,735
                                        ------------      ----------      ---------
Increase in net assets from
 operations .........................
From capital transactions:
 Net premiums .......................      4,886,885      11,681,150     17,880,226
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................       (815,476)       (427,386)      (394,284)
   Surrenders .......................     (5,681,643)     (2,997,601)    (2,851,517)
   Administrative expense
    (note 3) ........................       (120,730)       (120,078)      (112,813)
   Transfer gain (loss) and
    transfer fees ...................       (352,260)        (19,458)       (40,003)
 Transfers (to) from the
   Guarantee Account
   (note 1) .........................      4,693,626       4,987,441      3,328,781
 Interfund transfers ................     (8,460,504)     (2,281,417)     8,025,078
                                        ------------      ----------     ----------
Increase (decrease) in net assets
 from capital transactions ..........     (5,850,102)     10,822,651     25,835,468
                                        ------------      ----------     ----------
Increase in net assets ..............     28,464,373      21,851,585     29,243,203
Net assets at beginning of year......    105,815,122      83,963,537     54,720,334
                                        ------------      ----------     ----------
Net assets at end of year ...........   $134,279,495     105,815,122     83,963,537
                                        ============     ===========     ==========



                                                    JANUS ASPEN SERIES
                                      ----------------------------------------------
                                                     GROWTH PORTFOLIO
                                      ----------------------------------------------
                                                 YEAR ENDED DECEMBER 31,
                                            1998            1997           1996
                                      --------------- --------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income
   (expense) ........................    13,670,171       3,288,014      1,820,512
 Net realized gain ..................    11,096,226       9,346,395      4,286,543
 Unrealized appreciation on
   investments ......................    56,452,101      23,212,981     11,457,707
                                         ----------      ----------     ----------
 Increase in net assets from
   operations .......................    81,218,498      35,847,390     17,564,762
                                         ----------      ----------     ----------
Increase in net assets from
 operations .........................
From capital transactions:
 Net premiums .......................    19,968,429      30,338,859     35,456,497
 Transfers (to) from the
   general account of Life of
   Virginia:
   Death benefits ...................    (1,360,596)     (1,849,634)      (483,092)
   Surrenders .......................   (11,799,421)     (9,041,380)    (3,747,509)
   Administrative expense
    (note 3) ........................      (317,146)       (280,500)      (199,595)
   Transfer gain (loss) and
    transfer fees ...................      (691,664)       (152,642)      (208,664)
 Transfers (to) from the
   Guarantee Account
   (note 1) .........................    19,406,972      16,216,500      7,027,293
 Interfund transfers ................     3,890,833       1,293,752     11,381,396
                                        -----------      ----------     ----------
Increase (decrease) in net assets
 from capital transactions ..........    29,097,407      36,524,955     49,226,326
                                        -----------      ----------     ----------
Increase in net assets ..............   110,315,905      72,372,345     66,791,088
Net assets at beginning of year......   224,068,917     151,696,572     84,905,484
                                        -----------     -----------     ----------
Net assets at end of year ...........   334,384,822     224,068,917    151,696,572
                                        ===========     ===========    ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                                  JANUS ASPEN SERIES (CONTINUED)
                                                                        --------------------------------------------------
                                                                                    WORLDWIDE GROWTH PORTFOLIO
                                                                        --------------------------------------------------
                                                                                     YEAR ENDED DECEMBER 31,
                                                                              1998              1997             1996
                                                                        ---------------   ---------------   --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................................       11,456,841          834,801          676,021
 Net realized gain ..................................................       46,111,510       11,585,008        5,069,677
 Unrealized appreciation on investments .............................       41,481,543       32,530,512       18,944,795
                                                                            ----------       ----------       ----------
   Increase in net assets from operations ...........................       99,049,894       44,950,321       24,690,493
                                                                            ----------       ----------       ----------
Increase in net assets from operations ..............................
From capital transactions:
 Net premiums .......................................................       44,526,187       77,908,754       45,862,046
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...................................................       (1,373,901)        (916,155)        (407,146)
   Surrenders .......................................................      (19,617,340)      (9,754,795)      (2,394,900)
   Administrative expense (note 3) ..................................         (469,515)        (346,218)        (172,873)
   Transfer gain (loss) and transfer fees ...........................          125,152         (116,774)        (183,599)
 Transfers (to) from the Guarantee Account (note 1) .................       41,574,483       30,845,279        8,313,366
 Interfund transfers ................................................         (124,706)      25,144,972       42,049,450
                                                                           -----------       ----------       ----------
Increase (decrease) in net assets from capital transactions .........       64,640,360      122,765,063       93,066,344
                                                                           -----------      -----------       ----------
Increase in net assets ..............................................      163,690,254      167,715,384      117,756,837
Net assets at beginning of year .....................................      345,126,082      177,410,698       59,653,861
                                                                           -----------      -----------      -----------
Net assets at end of year ...........................................    $ 508,816,336      345,126,082      177,410,698
                                                                         =============      ===========      ===========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                   JANUS ASPEN SERIES (CONTINUED)
                                            ---------------------------------------------
                                                         BALANCED PORTFOLIO
                                            ---------------------------------------------
                                                       YEAR ENDED DECEMBER 31,
                                                  1998           1997           1996
                                            --------------- -------------- --------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........  $  3,905,178        931,355        170,096
 Net realized gain ........................     3,053,389      1,239,519        122,576
 Unrealized appreciation on
   investments ............................    28,743,051      4,013,343        920,620
                                             ------------      ---------        -------
Increase in net assets from operations.....    35,701,618      6,184,217      1,213,292
                                             ------------      ---------      ---------
 Net premiums .............................    24,644,401     15,654,806      8,643,527
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................      (857,556)       (98,529)       (37,496)
   Surrenders .............................    (9,165,787)    (1,560,191)      (271,087)
   Administrative expense (note 3) ........      (138,515)       (34,113)        (7,301)
   Transfer gain (loss) and transfer
    fees ..................................     1,031,515        (11,920)         5,413
 Transfer (to) from the Guarantee
   Account (note 1) .......................    24,485,481      6,551,408      1,091,622
 Interfund transfers ......................    21,236,757     34,492,843      3,850,513
                                             ------------     ----------      ---------
Increase in net assets from capital
 transactions .............................    61,236,296     54,994,304     13,275,191
                                             ------------     ----------     ----------
Increase in net assets ....................    96,937,914     61,178,521     14,488,483
Net assets at beginning of period .........    77,638,235     16,459,714      1,971,231
                                             ------------     ----------     ----------
                                             $174,576,149     77,638,235     16,459,714
                                             ============     ==========     ==========



                                                  JANUS ASPEN SERIES (CONTINUED)
                                            ------------------------------------------
                                                    FLEXIBLE INCOME PORTFOLIO
                                            ------------------------------------------
                                                     YEAR ENDED DECEMBER 31,
                                                 1998           1997          1996
                                            -------------- -------------- ------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ..........    1,325,347        578,869      248,378
 Net realized gain ........................      222,001         86,470        4,524
 Unrealized appreciation on
   investments ............................       30,008        269,390       68,898
                                               ---------        -------      -------
Increase in net assets from operations.....    1,577,356        934,729      321,800
                                               ---------        -------      -------
 Net premiums .............................    4,066,867      3,465,715    2,591,080
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .........................      (36,188)       (55,866)          --
   Surrenders .............................     (813,459)      (425,891)     (29,518)
   Administrative expense (note 3) ........      (21,644)        (8,897)      (2,717)
   Transfer gain (loss) and transfer
    fees ..................................      453,024          1,786         (413)
 Transfer (to) from the Guarantee
   Account (note 1) .......................    7,043,148      3,010,637      345,536
 Interfund transfers ......................    6,439,490      2,406,219      992,086
                                               ---------      ---------    ---------
Increase in net assets from capital
 transactions .............................   17,131,238      8,393,703    3,896,054
                                              ----------      ---------    ---------
Increase in net assets ....................   18,708,594      9,328,432    4,217,854
Net assets at beginning of period .........   14,336,751      5,008,319      790,465
                                              ----------      ---------    ---------
                                              33,045,345     14,336,751    5,008,319
                                              ==========     ==========    =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                                            JANUS ASPEN SERIES (CONTINUED)
                                                      --------------------------------------------------------------------------
                                                                                                              CAPITAL
                                                             INTERNATIONAL GROWTH PORTFOLIO            APPRECIATION PORTFOLIO
                                                      --------------------------------------------- ----------------------------
                                                                                       PERIOD FROM                  PERIOD FROM
                                                                                         MAY 3,          YEAR          MAY 2,
                                                                                         1996 TO         ENDED        1997 TO
                                                          YEAR ENDED DECEMBER 31      DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1998           1997           1996           1998           1997
                                                      --------------- -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income (expense) ....................  $    453,555       (167,651)         9,055       (129,163)       (1,544)
 Net realized gain ..................................     7,205,182      3,329,942        187,391        336,728        31,894
 Unrealized appreciation on investments .............     1,486,427      1,235,644        586,615      7,532,890        12,182
                                                       ------------      ---------        -------      ---------        ------
 Increase in net assets from operations .............     9,145,164      4,397,935        783,061      7,740,455        42,532
                                                       ------------      ---------        -------      ---------        ------
 Net premiums .......................................     7,538,624     19,031,016      4,654,797      8,764,540       720,613
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...................................      (372,667)      (197,552)            --        (52,380)           --
   Surrenders .......................................    (2,368,354)    (1,293,141)       (51,116)      (765,563)      (37,177)
   Administrative expense (note 3) ..................       (70,684)       (39,068)        (3,441)       (11,745)         (826)
   Transfer gain (loss) and transfer fees ...........        74,891         24,476          3,766        485,206       (33,752)
 Transfer (to) from the Guarantee Account
   (note 1) .........................................    10,288,178      8,279,728        935,954      4,797,081       446,414
 Interfund transfers ................................    (1,419,705)    10,950,154      7,189,157     15,456,302     1,531,771
                                                       ------------     ----------      ---------     ----------     ---------
Increase in net assets from capital transactions ....    13,670,283     36,755,613     12,729,117     28,673,441     2,627,043
                                                       ------------     ----------     ----------     ----------     ---------
Increase in net assets ..............................    22,815,447     41,153,548     13,512,178     36,413,896     2,669,575
Net assets at beginning of period ...................    54,665,726     13,512,178             --      2,669,575            --
                                                       ------------     ----------     ----------     ----------     ---------
                                                       $ 77,481,173     54,665,726     13,512,178     39,083,471     2,669,575
                                                       ============     ==========     ==========     ==========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                               DECEMBER 31, 1998



                                                               GOLDMAN SACHS                      SALOMON BROTHERS
                                                            VARIABLE INSURANCE                     VARIABLE SERIES
                                                                TRUST FUND                              FUND
                                                       ----------------------------- -------------------------------------------
                                                         GROWTH AND       MID CAP       STRATEGIC                      TOTAL
                                                           INCOME         EQUITY          BOND         INVESTORS       RETURN
                                                            FUND           FUND           FUND           FUND           FUND
                                                       -------------- -------------- -------------- -------------- -------------
                                                         PERIOD FROM    PERIOD FROM    PERIOD FROM    PERIOD FROM   PERIOD FROM
                                                           MAY 12,        MAY 8,       OCTOBER 22,   NOVEMBER 27,   OCTOBER 30,
                                                           1998 TO        1998 TO        1998 TO        1998 TO       1998 TO
                                                        DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,   DECEMBER 31,
                                                            1998           1998           1998           1998           1998
                                                       -------------- -------------- -------------- -------------- -------------
Increase (decrease) in net assets
From operations:
 Net investment income ...............................   $   20,010        12,176         5,857            40           5,798
 Net realized gain (loss) ............................      (32,043)      (72,641)          322            --               1
 Unrealized appreciation (depreciation) on
   investments .......................................       40,081        12,789        (4,823)          321          (2,958)
                                                         ----------       -------        ------           ----         ------
Increase (decrease) in net assets from operations.....       28,048       (47,676)        1,356           361           2,841
                                                         ----------       -------        ------           ----         ------
From capital transactions:
 Net premiums ........................................    1,873,044     1,653,452        19,355         9,900         168,401
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ....................................
   Surrenders ........................................      (42,593)      (42,773)           --            --             (16)
   Administrative expense (note 3) ...................         (447)         (527)          (17)             (3)           --
   Transfer gain (loss) and transfer fees ............       89,687       (48,872)          (48)          123             140
 Transfer (to) from the Guarantee Account
   (note 1) ..........................................    1,085,095     1,327,515        14,903           606          14,269
 Interfund transfers .................................    1,229,734       782,072        96,473            --         158,086
                                                         ----------     ---------        ------         -------       -------
Increase in net assets from capital transactions .....    4,234,520     3,670,867       130,666         10,626        340,880
                                                         ----------     ---------       -------         -------       -------
Increase in net assets ...............................    4,262,568     3,623,191       132,022         10,987        343,721
Net assets at beginning of period ....................           --            --            --            --              --
                                                         ----------     ---------       -------         -------       -------
Net assets at end of period ..........................   $4,262,568     3,623,191       132,022         10,987        343,721
                                                         ==========     =========       =======         =======       =======

                See accompanying notes to financial statements.

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS
                               DECEMBER 31, 1998


(1) DESCRIPTION OF ENTITY

     Life of Virginia Separate Account 4 is a separate investment account established in 1987 by The Life Insurance Company of Virginia (Life of Virginia) under the laws of the Commonwealth of Virginia. The Account operates as a unit investment trust under the Investment Company Act of 1940. The Account is used to fund certain benefits for flexible premium variable deferred annuity life insurance policies issued by Life of Virginia. The Life Insurance Company of Virginia is a stock life insurance company operating under a charter granted by the Commonwealth of Virginia on March 21, 1871. Eighty percent of the capital stock of Life of Virginia is owned by General Electric Capital Assurance Company. The remaining 20% is owned by GE Financial Assurance Holdings, Inc. General Electric Capital Assurance Company and GE Financial Assurance Holdings, Inc. are indirect, wholly-owned subsidiaries of General Electric Capital ("GE Capital"). GE Capital, a diversified financial services company, is a wholly-owned subsidiary of General Electric Company (GE), a New York corporation. Prior to April 1, 1996, Life of Virginia was an indirect wholly-owned subsidiary of Aon Corporation (Aon).

     In October 1998, three new investment subdivisions were added to the Account for both Type I and Type II policies (see note 2). The Investors Fund, Strategic Bond Fund, and the Total Return Fund each invest solely in a designated portfolio of the Salomon Brothers Variable Series Fund. All designated portfolios described above are series type mutual funds.

     In May 1998, three new investment subdivisions were added to the Account, for both Type I and Type II policies. The U.S. Equity Fund invests solely in a designated portfolio of the GE Investments Funds, Inc. The Mid Cap Equity and Growth and Income Funds each invest solely in a designated portfolio of the Goldman Sachs Variable Insurance Trust Fund. All designated portfolios described above are series type mutual funds.

     In May 1997, seven new investment subdivisions were added to the Account, for both Type I and II policies. The Growth & Income Portfolio and Growth Opportunities Portfolio each invest solely in a designated portfolio of the Variable Insurance Products Fund III. The Global Income Fund and the Value Equity Fund each invest solely in a designated portfolio of the GE Investments Funds, Inc. The Capital Appreciation Portfolio invests solely in a designated portfolio of the Janus Aspen Series. The Growth II Portfolio and the Large Cap Growth Portfolio each invest solely in a designated portfolio of the PBHG Insurance Series Fund. All designated portfolios described above are series type mutual funds.

     On December 12, 1997, the Account added the GE Investments Funds, Inc. -- Income Fund as a new investment subdivision and made the following substitutions of shares held by the investment subdivisions:



BEFORE THE SUBSTITUTION                               AFTER THE SUBSTITUTION
   Shares of Money Market Portfolio -- Variable       Shares of Money Market Fund -- GE Investments
   Insurance Products Fund                            Funds, Inc.
   Shares of Money Fund -- Oppenheimer Variable       Shares of Money Market Fund -- GE Investments
   Account Funds                                      Funds, Inc.
   Shares of Bond Portfolio -- Neuberger & Berman     Shares of Income Fund -- GE Investments Funds, Inc.
   Advisers Management Trust
   Shares of High Income Portfolio -- Variable        Shares of High Income Fund -- Oppenheimer Variable
   Insurance Products Fund                            Account Funds
   Shares of Growth Portfolio -- Neuberger & Berman   Shares of Growth Portfolio -- Variable Insurance
   Advisers Management Trust                          Products Fund
   Shares of Balanced Portfolio -- Neuberger &        Shares of Balanced Portfolio -- Janus Aspen Series
   Berman Advisers Management Trust

     The foregoing substitutions were carried out pursuant to an order of the Securities and Exchange Commission (Commission) issued on December 11, 1997, with the approval of any necessary department of insurance. The effect of such a share substitution was to replace certain portfolios of Variable Insurance Products Fund, Oppenheimer Variable Account Funds, GE Investments Funds, Inc., and Neuberger & Berman Advisers Management Trust with those of GE Investments Funds, Inc., Oppenheimer Variable Account Funds, Variable Insurance Products Fund, and Janus Aspen Series.

     In May 1996, two new investment subdivisions were added to the Account, for both Type I and II policies. One of these subdivisions, the International Growth Portfolio, invests solely in a designated portfolio of the Janus Aspen Series, a

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(1) DESCRIPTION OF ENTITY -- Continued

series type mutual fund. The other new subdivision, the American Leaders Fund II, invests solely in a designated portfolio of the Federated Investors Insurance Series, a series type mutual fund.

     Policyowners may transfer cash values between the Account's portfolios and the Guarantee Account that is part of the general account of Life of Virginia. Amounts transferred to the Guarantee Account earn interest at the interest rate in effect at the time of such transfer and remain in effect for one year, after which a new rate may be declared.


(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

     (A) UNIT CLASSES

     There are two unit classes included in the Account. Type I units are sold under policy form P1140 and P1141. Type II units are sold under policy forms P1142, P1142N and P1143. Type II unit sales began in the third quarter of 1994. Effective on or after February 2, 1999 Type III units will be sold under policy form P1152.


     (B) INVESTMENTS

     Investments are stated at fair value which is based on the underlying net asset value per share of the respective portfolios or funds. Purchases and sales of investments are recorded on the trade date and income distributions are recorded on the ex-dividend date. Realized gains and losses on investments are determined on the average cost basis. The units and unit values are disclosed as of the last business day in the applicable year or period.

     The aggregate cost of investments acquired and the aggregate proceeds of investments sold, for the year or period ended December 31, 1998 were:


                                           COST OF         PROCEEDS
                                           SHARES            FROM
FUND/PORTFOLIO                            ACQUIRED        SHARES SOLD
------------------------------------- ---------------- ----------------
 GE Investment Funds, Inc.:
  S&P 500 Index .....................  $  193,261,666      83,496,621
  Money Market ......................   1,701,557,815   1,613,202,928
  Total Return ......................      26,506,347      10,123,616
  International Equity ..............      18,787,547      16,652,515
  Real Estate Securities ............      23,523,854      15,842,661
  Global Income .....................       5,328,295       1,861,939
  Value Equity ......................      36,535,340      13,367,625
  Income ............................      22,275,922      10,257,184
  U.S. Equity .......................       2,590,882         619,346
 Oppenheimer Variable Account Funds:
  Bond ..............................      39,193,414      18,132,323
  Capital Appreciation ..............     210,297,462     219,809,641
  Growth ............................     181,186,893     150,922,416
  High Income .......................      83,189,744      59,635,187
  Multiple Strategies ...............      26,261,850      18,472,877
 Variable Insurance Products Fund:
  Equity-Income .....................     313,726,699     264,067,806
  Growth ............................     108,443,495      81,040,342
  Overseas ..........................     438,953,070     443,302,750
 Variable Insurance Products Fund II:
  Asset Manager .....................     113,236,992     104,285,552
  Contrafund ........................     117,285,371      77,197,982

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                  COST OF       PROCEEDS
                                                  SHARES          FROM
FUND/PORTFOLIO                                   ACQUIRED      SHARES SOLD
--------------------------------------------- -------------- --------------
 Variable Insurance Products Fund III:
  Growth & Income ...........................  $ 50,925,747     18,711,891
  Growth Opportunities ......................    37,316,604      8,146,041
 Federated Insurance Series:
  American Leaders Fund II ..................    54,772,449     20,590,197
  High Income Bond Fund II ..................    58,149,198     41,800,853
  Utility Fund II ...........................    24,432,674     11,930,573
 The Alger American Fund:
  Small Cap .................................   201,507,490    183,477,163
  Growth ....................................    71,107,311     36,713,398
 PBHG Insurance Series Fund, Inc.:
  PBHG Large Cap Growth .....................     9,540,607      4,578,565
  PBHG Growth II ............................     9,729,001      6,287,519
 Janus Aspen Series:
  Aggressive Growth .........................    84,770,544     91,715,895
  Growth ....................................    93,618,465     50,237,631
  Worldwide Growth ..........................   300,106,080    221,933,327
  Balanced ..................................    93,484,668     29,012,283
  Flexible Income ...........................    27,608,056      9,290,765
  International Growth ......................   173,185,303    162,321,859
  Capital Appreciation ......................    38,542,550     10,997,547
 Goldman Sachs Variable Insurance Trust Fund:
  Growth and Income .........................     4,676,147        481,640
  Mid Cap Equity ............................     5,145,437      1,409,093
 Salomon Brothers Variable Series Fund:
  Strategic Bond ............................       210,700         80,107
  Investors .................................        10,629              3
  Total Return ..............................       341,040            171

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (C) CAPITAL TRANSACTIONS

     The increase (decrease) in outstanding units for Type I and Type II from capital transactions for the years or periods ended December 31, 1998, 1997 and 1996 are as follows:



                                                                                 GE INVESTMENTS FUNDS, INC.
                                                            ---------------------------------------------------------------------
                                                               S&P 500     GOVERNMENT       MONEY         TOTAL     INTERNATIONAL
                                                                INDEX      SECURITIES       MARKET        RETURN       EQUITY
                                                                 FUND         FUND           FUND          FUND         FUND
TYPE I UNITS                                                ------------- ------------ --------------- ----------- --------------
Units outstanding at December 31, 1995 ....................     479,021      428,950         893,974     745,501       115,562
                                                                -------      -------         -------     -------       -------
 Net premiums .............................................      34,082       36,100         706,581      33,745        22,527
 Transfers (to) from the general account of Life
   of Virginia:
   Death benefits .........................................      (1,231)        (163)        (16,043)     (6,096)           --
   Surrenders .............................................     (22,370)     (25,884)       (412,885)    (31,853)       (5,008)
   Administrative expenses ................................      (1,347)      (1,204)         (4,925)     (2,175)         (446)
 Transfers (to)/from the Guarantee Account ................      37,400        4,534         358,505       1,905        22,249
 Interfund transfers ......................................      54,702       62,264       1,023,952     (32,962)       52,528
                                                                -------      -------       ---------     -------       -------
Net increase (decrease) in units from capital transactions      101,236       75,647       1,655,185     (37,436)       91,850
                                                                -------      -------       ---------     -------       -------
Units outstanding at December 31, 1996 ....................     580,257      504,597       2,549,159     708,065       207,412
                                                                -------      -------       ---------     -------       -------
 Net premiums .............................................      43,467        2,027         273,183      24,404         3,946
 Transfers (to) from the general account of Life
   of Virginia:
   Death benefits .........................................      (2,505)      (3,654)        (88,771)     (5,480)           --
   Surrenders .............................................     (34,875)     (27,521)       (773,658)    (56,645)      (12,742)
   Administrative expenses ................................      (1,886)        (938)         (6,382)     (1,805)         (522)
 Transfers (to)/from the Guarantee Account ................      41,669        9,540         304,035       5,882        18,965
 Interfund transfers ......................................     292,720     (484,051)      1,254,694     (42,593)      (35,529)
                                                                -------     --------       ---------     -------       -------
Net increase (decrease) in units from capital transactions      338,590     (504,597)        963,101     (76,237)      (25,882)
                                                                -------     --------       ---------     -------       -------
Units outstanding at December 31, 1997 ....................     918,847           --       3,512,260     631,828       181,530
                                                                -------     --------       ---------     -------       -------
 Net premiums .............................................      43,692           --       3,088,601       8,156        37,608
 Transfers (to) from the general account of Life
   of Virginia:
   Death benefits .........................................      (4,853)          --         (89,832)     (2,466)         (463)
   Surrenders .............................................     (75,788)          --      (2,689,646)    (56,739)      (24,253)
   Cost of insurance ......................................      (2,222)          --         (13,914)     (1,299)         (767)
 Transfers (to) from the Guarantee Account ................      44,702           --         269,329       8,553        14,103
 Interfund transfers ......................................     172,435           --       1,145,551      (3,122)      (46,225)
                                                                -------     --------      ----------     -------       -------
Net increase (decrease) in units from capital transactions      177,966           --       1,710,089     (46,917)      (19,997)
                                                                -------     --------      ----------     -------       -------
Units outstanding at December 31, 1998 ....................   1,096,813           --       5,222,349     584,911       161,533
                                                              =========     ========      ==========     =======       =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                          GE INVESTMENTS FUNDS, INC. (CONTINUED)
                                                              ---------------------------------------------------------------
                                                               REAL ESTATE    GLOBAL                                   U.S.
                                                                SECURITIES    INCOME    VALUE EQUITY      INCOME      EQUITY
                                                                   FUND        FUND         FUND           FUND        FUND
TYPE I UNITS                                                  ------------- ---------- -------------- ------------- ---------
Units outstanding at December 31, 1995 ......................      23,643         --            --             --        --
                                                                   ------         --            --             --        --
 Net premiums ...............................................      14,587         --            --             --        --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................          --         --            --             --        --
   Surrenders ...............................................      (1,361)        --            --             --        --
   Administrative expenses ..................................        (192)        --            --             --        --
 Transfers (to)/from the Guarantee Account ..................      21,124         --            --             --        --
 Interfund transfers ........................................     147,118         --            --             --        --
                                                                  -------         --            --             --        --
Net increase (decrease) in units from capital transactions ..     181,276         --            --             --        --
                                                                  -------         --            --             --        --
Units outstanding at December 31, 1996 ......................     204,919         --            --             --        --
                                                                  -------         --            --             --        --
 Net premiums ...............................................      27,070        392        11,097            595        --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................          --         --            --             --        --
   Surrenders ...............................................     (14,199)       (72)         (731)        (5,500)       --
   Administrative expenses ..................................        (719)       (12)         (128)          (199)       --
 Transfers (to)/from the Guarantee Account ..................      26,266      3,303        12,467             --        --
 Interfund transfers ........................................     110,113      9,339       154,506      1,300,742        --
                                                                  -------      -----       -------      ---------        --
Net increase (decrease) in units from capital transactions ..     148,531     12,950       177,211      1,295,638        --
                                                                  -------     ------       -------      ---------        --
Units outstanding at December 31, 1997 ......................     353,450     12,950       177,211      1,295,638        --
                                                                  -------     ------       -------      ---------        --
 Net premiums ...............................................     139,356      3,542        73,340         14,672     2,951
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................      (1,816)        --          (261)        (5,419)       --
   Surrenders ...............................................     (85,757)    (3,547)      (33,659)       (93,554)      (67)
   Cost of insurance ........................................      (3,200)       (80)       (1,036)        (1,780)      (24)
 Transfers (to) from the Guarantee Account ..................     112,800      8,901        54,595         34,085       660
 Interfund transfers ........................................    (198,141)    24,866       115,186         89,003    22,607
                                                                 --------     ------       -------      ---------    ------
Net increase (decrease) in units from capital transactions ..     (36,758)    33,682       208,165         37,007    26,127
                                                                 --------     ------       -------      ---------    ------
Units outstanding at December 31, 1998 ......................     316,692     46,632       385,376      1,332,645    26,127
                                                                 ========     ======       =======      =========    ======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                  ----------------------------------------
                                                                                CAPITAL
                                                      MONEY        BOND      APPRECIATION
                                                      FUND         FUND          FUND
TYPE I UNITS                                      ------------ ------------ --------------
Units outstanding at December 31, 1995 ..........    282,462      952,700     2,647,993
                                                     -------      -------     ---------
 Net premiums ...................................         --       (4,744)     (181,755)
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................     (1,782)       2,016        44,441
   Surrenders ...................................    (16,283)       7,728       332,700
   Administrative expenses ......................       (531)         407        14,718
 Transfers (to)/from the Guarantee Account ......     (4,896)      (7,110)     (185,173)
 Interfund transfers ............................    (96,465)      (9,728)       53,131
                                                     -------      -------     ---------
Net increase (decrease) in units from capital
 transactions ...................................   (119,957)     (11,431)       78,062
                                                    --------      -------     ---------
Units outstanding at December 31, 1996 ..........    162,505      941,269     2,726,055
                                                    --------      -------     ---------
 Net premiums ...................................         --       12,729        48,378
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................         --       (4,708)       (2,476)
   Surrenders ...................................         --     (114,775)     (146,760)
   Administrative expenses ......................       (298)      (2,868)       (6,721)
 Transfers (to)/from the Guarantee Account ......         --       30,993        33,837
 Interfund transfers ............................   (156,841)      66,990       (60,894)
                                                    --------     --------     ---------
Net increase (decrease) in units from capital
 transactions ...................................   (157,139)     (11,639)     (134,636)
                                                    --------     --------     ---------
Units outstanding at December 31, 1997 ..........         --      929,630     2,591,419
                                                    --------     --------     ---------
 Net premiums ...................................                  74,703        19,338
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................         --      (15,395)       (5,238)
   Surrenders ...................................         --     (407,204)     (170,429)
   Cost of insurance ............................         --       (5,618)       (5,190)
 Transfers (to) from the Guarantee Account ......         --       81,767        15,924
 Interfund transfers ............................         --      257,976      (101,296)
                                                    --------     --------     ---------
Net increase (decrease) in units from capital
 transactions ...................................         --      (13,771)     (246,891)
                                                    --------     --------     ---------
Units outstanding at December 31, 1998 ..........         --      915,859     2,344,528
                                                    ========     ========     =========



                                                     OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                  -----------------------------------------
                                                                     HIGH        MULTIPLE
                                                      GROWTH        INCOME      STRATEGIES
                                                       FUND          FUND          FUND
TYPE I UNITS                                      ------------- ------------- -------------
Units outstanding at December 31, 1995 ..........     986,685     1,263,712     1,762,762
                                                      -------     ---------     ---------
 Net premiums ...................................     267,359        15,693        26,028
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................     (29,174)         (411)      (15,299)
   Surrenders ...................................    (364,042)      (23,047)      (88,160)
   Administrative expenses ......................     (16,121)       (1,163)       (4,615)
 Transfers (to)/from the Guarantee Account ......     105,286        13,792        26,304
 Interfund transfers ............................     240,629        89,651       (66,358)
                                                     --------     ---------     ---------
Net increase (decrease) in units from capital
 transactions ...................................     203,937        94,515      (122,100)
                                                     --------     ---------     ---------
Units outstanding at December 31, 1996 ..........   1,190,622     1,358,227     1,640,662
                                                    ---------     ---------     ---------
 Net premiums ...................................      50,650        44,846        26,455
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................      (1,990)       (6,846)       (7,589)
   Surrenders ...................................     (99,247)      (87,976)     (127,118)
   Administrative expenses ......................      (2,955)       (3,299)       (4,137)
 Transfers (to)/from the Guarantee Account ......      40,477        54,141        17,555
 Interfund transfers ............................     114,256       510,750         7,721
                                                    ---------     ---------     ---------
Net increase (decrease) in units from capital
 transactions ...................................     101,191       511,616       (87,113)
                                                    ---------     ---------     ---------
Units outstanding at December 31, 1997 ..........   1,291,813     1,869,843     1,553,549
                                                    ---------     ---------     ---------
 Net premiums ...................................      34,584        31,959        40,822
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................      (2,748)      (10,837)       (8,380)
   Surrenders ...................................    (110,751)     (182,095)     (161,263)
   Cost of insurance ............................      (2,659)       (4,385)       (3,584)
 Transfers (to) from the Guarantee Account ......      19,698        51,660        19,533
 Interfund transfers ............................     (56,877)      (97,711)      (96,211)
                                                    ---------     ---------     ---------
Net increase (decrease) in units from capital
 transactions ...................................    (118,753)     (211,409)     (209,083)
                                                    ---------     ---------     ---------
Units outstanding at December 31, 1998 ..........   1,173,060     1,658,434     1,344,466
                                                    =========     =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                            VARIABLE INSURANCE PRODUCTS FUND
                                                        ------------------------------------------------------------------------
                                                             MONEY           HIGH
                                                             MARKET         INCOME     EQUITY-INCOME      GROWTH      OVERSEAS
                                                           PORTFOLIO      PORTFOLIO      PORTFOLIO      PORTFOLIO     PORTFOLIO
TYPE I UNITS                                            --------------- ------------- --------------- ------------- ------------
Units outstanding at December 31, 1995 ................     2,433,065       958,295      6,942,107      5,187,186    4,508,746
                                                            ---------       -------      ---------      ---------    ---------
 Net premiums .........................................         8,114       (11,013)       209,607        133,676      102,472
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .....................................       (26,867)           --        (39,084)       (25,152)     (17,537)
   Surrenders .........................................      (136,342)      (64,247)      (314,228)      (232,300)    (188,428)
   Administrative expenses ............................        (4,247)       (2,193)       (16,695)       (13,593)     (11,116)
 Transfers (to)/from the Guarantee Account ............       (46,251)       (1,584)       129,570         60,757       48,453
 Interfund transfers ..................................    (1,024,299)     (147,328)       (63,823)      (278,909)    (373,467)
                                                           ----------      --------      ---------      ---------    ---------
Net increase (decrease) in units from capital
 transactions .........................................    (1,229,892)     (226,365)       (94,653)      (355,521)    (439,623)
                                                           ----------      --------      ---------      ---------    ---------
Units outstanding at December 31, 1996 ................     1,203,173       731,930      6,847,454      4,831,665    4,069,123
                                                           ----------      --------      ---------      ---------    ---------
 Net premiums .........................................        (2,769)           --        132,909         46,481       33,637
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .....................................        (3,458)       (2,224)       (25,251)       (14,556)     (15,035)
   Surrenders .........................................       (72,594)      (65,456)      (376,813)      (325,620)    (189,716)
   Administrative expenses ............................        (2,380)       (1,503)       (17,119)       (12,146)      (9,227)
 Transfers (to)/from the Guarantee Account ............        (1,822)         (257)        81,689         26,348       10,283
 Interfund transfers ..................................    (1,110,150)     (662,490)       (53,531)       (84,347)    (500,805)
                                                           ----------      --------      ---------      ---------    ---------
Net increase (decrease) in units from capital
 transactions .........................................    (1,193,173)     (731,930)      (258,116)      (363,840)    (670,863)
                                                           ----------      --------      ---------      ---------    ---------
Units outstanding at December 31, 1997 ................            --            --      6,589,338      4,467,825    3,398,260
                                                           ----------      --------      ---------      ---------    ---------
 Net premiums .........................................            --            --         92,608         28,017       20,092
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .....................................            --            --        (21,942)       (20,703)      (8,411)
   Surrenders .........................................            --            --       (584,254)      (406,572)    (201,390)
   Cost of insurance ..................................            --            --        (14,640)        (9,624)      (6,558)
 Transfers (to) from the Guarantee Account ............            --            --         51,832          6,585       16,016
 Interfund transfers ..................................            --            --       (359,182)       (96,107)    (404,695)
                                                           ----------      --------      ---------      ---------    ---------
Net increase (decrease) in units from capital
 transactions .........................................            --            --       (835,578)      (498,404)    (584,946)
                                                           ----------      --------      ---------      ---------    ---------
Units outstanding at December 31, 1998 ................            --            --      5,753,760      3,969,421    2,813,314
                                                           ==========      ========      =========      =========    =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                         VARIABLE INSURANCE PRODUCTS     VARIABLE INSURANCE PRODUCTS
                                                                   FUND II                         FUND III
                                                       -------------------------------   ----------------------------
                                                            ASSET                          GROWTH &        GROWTH
                                                           MANAGER         CONTRAFUND       INCOME      OPPORTUNITIES
                                                          PORTFOLIO        PORTFOLIO      PORTFOLIO       PORTFOLIO
TYPE I UNITS                                           ---------------   -------------   -----------   --------------
Units outstanding at December 31, 1995 .............      21,993,362       2,434,885            --              --
                                                          ----------       ---------            --              --
 Net premiums ......................................         164,394         191,853            --              --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................        (142,857)        (14,740)           --              --
   Surrenders ......................................      (1,189,857)       (156,723)           --              --
   Administrative expenses .........................         (60,017)         (7,215)           --              --
 Transfers (to)/from the Guarantee Account .........          (9,338)        168,994            --              --
 Interfund transfers ...............................      (1,775,712)        480,447            --              --
                                                          ----------       ---------            --              --
Net increase (decrease) in units from capital
 transactions ......................................      (3,013,387)        662,616            --              --
                                                          ----------       ---------            --              --
Units outstanding at December 31, 1996 .............      18,979,975       3,097,501            --              --
                                                          ----------       ---------            --              --
 Net premiums ......................................         152,156         110,477        41,831          30,072
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................         (89,850)         (9,932)           --              --
   Surrenders ......................................      (1,096,143)       (211,184)         (813)         (5,989)
   Administrative expenses .........................         (52,182)         (7,854)         (183)           (318)
 Transfers (to)/from the Guarantee Account .........          25,895         101,581        19,562          24,545
 Interfund transfers ...............................        (818,341)        215,612       233,932         293,107
                                                          ----------       ---------       -------         -------
Net increase (decrease) in units from capital
 transactions ......................................      (1,878,465)        198,700       294,329         341,417
                                                          ----------       ---------       -------         -------
Units outstanding at December 31, 1997 .............      17,101,510       3,296,201       294,329         341,417
                                                          ----------       ---------       -------         -------
 Net premiums ......................................          71,298          74,775        36,361          51,350
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................         (86,711)         (3,720)
   Surrenders ......................................      (1,581,072)       (275,339)      (33,956)        (51,341)
   Cost of insurance ...............................         (41,759)         (6,747)       (1,229)         (1,181)
 Transfers (to) from the Guarantee Account .........          16,975          48,507        44,357          39,391
 Interfund transfers ...............................        (645,083)        (51,589)      411,418         215,578
                                                          ----------       ---------       -------         -------
Net increase (decrease) in units from capital
 transactions ......................................      (2,266,352)       (214,113)      456,951         253,797
                                                          ----------       ---------       -------         -------
Units outstanding at December 31, 1998 .............      14,835,158       3,082,088       751,280         595,214
                                                          ==========       =========       =======         =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                  ADVISERS
                                                        MANAGEMENT TRUST (CONTINUED)
                                                 -------------------------------------------
                                                     BALANCED         BOND         GROWTH
                                                    PORTFOLIO      PORTFOLIO     PORTFOLIO
TYPE I UNITS                                     --------------- ------------- -------------
Units outstanding at December 31, 1995 .........     2,025,936       939,243       756,501
                                                     ---------       -------       -------
 Net premiums ..................................            --           692            --
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................       (13,542)         (625)       (7,106)
   Surrenders ..................................       (19,441)      (46,729)      (82,100)
   Administrative expenses .....................        (1,491)       (2,782)       (3,304)
 Transfers (to)/from the Guarantee
   Account .....................................        (6,661)       (1,863)       (1,563)
 Interfund transfers ...........................      (300,225)     (348,334)     (131,122)
                                                                    --------      --------
Net increase (decrease) in units from
 capital transactions ..........................      (341,360)     (399,641)     (225,195)
                                                                    --------      --------
Units outstanding at December 31, 1996 .........     1,684,576       539,602       531,306
                                                     ---------      --------      --------
 Net premiums ..................................          (343)          141           348
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................        (4,573)      (13,722)       (3,133)
   Surrenders ..................................      (131,590)      (27,704)      (10,160)
   Administrative expenses .....................        (3,702)       (1,043)       (1,125)
 Transfers (to)/from the Guarantee
   Account .....................................        (9,256)         (144)           --
 Interfund transfers ...........................     1,535,112)     (497,130)     (517,236)
                                                                    --------      --------
Net increase (decrease) in units from
 capital transactions ..........................    (1,684,576)     (539,602)     (531,306)
                                                                    --------      --------
Units outstanding at December 31, 1997 .........            --            --            --
                                                    ----------      --------      --------
 Net premiums ..................................            --            --            --
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................            --            --            --
   Surrenders ..................................            --            --            --
   Cost of insurance ...........................            --            --            --
 Transfers (to) from the Guarantee
   Account .....................................            --            --            --
 Interfund transfers ...........................            --            --            --
                                                    ----------      --------      --------
Net increase (decrease) in units from
 capital transactions ..........................            --            --            --
                                                    ----------      --------      --------
Units outstanding at December 31, 1998 .........            --            --            --
                                                    ==========      ========      ========



                                                           FEDERATED INVESTORS
                                                             INSURANCE SERIES
                                                 ----------------------------------------
                                                   AMERICAN
                                                   LEADERS         HIGH
                                                  PORTFOLIO       INCOME        UTILITY
                                                   FUND II    BONDS FUND II     FUND II
TYPE I UNITS                                     ----------- --------------- ------------
Units outstanding at December 31, 1995 .........        --        40,814        539,628
                                                        --        ------        -------
 Net premiums ..................................     6,132        11,997         34,892
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................        --        (1,489)       (13,689)
   Surrenders ..................................      (234)       (8,472)       (35,752)
   Administrative expenses .....................       (47)         (273)        (1,868)
 Transfers (to)/from the Guarantee
   Account .....................................     1,547        23,451         31,866
 Interfund transfers ...........................    68,264       145,478         (9,854)
                                                    ------       -------        -------
Net increase (decrease) in units from
 capital transactions ..........................    75,662       170,692          5,595
                                                    ------       -------        -------
Units outstanding at December 31, 1996 .........    75,662       211,506        545,223
                                                    ------       -------        -------
 Net premiums ..................................    35,396        49,848          7,670
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................        --          (469)          (853)
   Surrenders ..................................    (1,961)      (14,353)       (38,555)
   Administrative expenses .....................      (502)         (718)        (1,375)
 Transfers (to)/from the Guarantee
   Account .....................................    24,074        50,940          9,699
 Interfund transfers ...........................   228,950       159,370        (36,477)
                                                   -------       -------        -------
Net increase (decrease) in units from
 capital transactions ..........................   285,957       244,618        (59,891)
                                                   -------       -------        -------
Units outstanding at December 31, 1997 .........   361,619       456,124        485,332
                                                   -------       -------        -------
 Net premiums ..................................    49,226       (16,663)        (2,080)
 Transfers (to) from the general account
   of Life of Virginia:
   Death benefits ..............................        --         1,444            816
   Surrenders ..................................   (38,733)       22,376          6,445
   Cost of insurance ...........................    (1,089)          466            179
 Transfers (to) from the Guarantee
   Account .....................................    23,362       (25,648)        (2,909)
 Interfund transfers ...........................    86,081        33,576         (9,318)
                                                   -------       -------        -------
Net increase (decrease) in units from
 capital transactions ..........................   118,847        15,551         (6,867)
                                                   -------       -------        -------
Units outstanding at December 31, 1998 .........   480,466       471,675        478,465
                                                   =======       =======        =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                        ALGER AMERICAN
                                                 -----------------------------
                                                    SMALL CAP        GROWTH
                                                    PORTFOLIO      PORTFOLIO
TYPE I UNITS                                     --------------- -------------
Units outstanding at December 31, 1995 .........       405,791       261,225
                                                       -------       -------
 Net premiums ..................................       260,309       140,387
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................       (10,458)           --
   Surrenders ..................................       (35,446)      (31,027)
   Administrative expenses .....................        (2,659)       (2,129)
 Transfers (to)/from the Guarantee Account .....       150,713       122,150
 Interfund transfers ...........................       571,403       700,068
                                                       -------       -------
Net increase (decrease) in units from capital
 transactions ..................................       933,862       929,449
                                                       -------       -------
Units outstanding at December 31, 1996 .........     1,339,653     1,190,674
                                                     ---------     ---------
 Net premiums ..................................       694,521        66,490
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................       (42,319)       (2,907)
   Surrenders ..................................    (1,148,701)      (80,029)
   Administrative expenses .....................       (36,907)       (3,546)
 Transfers (to)/from the Guarantee Account .....       749,029         2,066
 Interfund transfers ...........................      (230,206)     (150,234)
                                                    ----------     ---------
Net increase (decrease) in units from capital
 transactions ..................................       (14,583)     (168,160)
                                                    ----------     ---------
Units outstanding at December 31, 1997 .........     1,325,070     1,022,514
                                                    ----------     ---------
 Net premiums ..................................       429,477        25,796
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................          (384)       (6,748)
   Surrenders ..................................       (28,813)     (101,948)
   Cost of insurance ...........................        (1,249)       (2,260)
 Transfers (to) from the Guarantee Account .....        27,106        20,996
 Interfund transfers ...........................       (17,778)      203,074
                                                    ----------     ---------
Net increase (decrease) in units from capital
 transactions ..................................       408,359       138,910
                                                    ----------     ---------
Units outstanding at December 31, 1998 .........     1,733,429     1,161,424
                                                    ==========     =========



                                                     PBHG INSURANCE
                                                       SERIES FUND            JANUS ASPEN SERIES
                                                 ----------------------- -----------------------------
                                                  LARGE CAP                AGGRESSIVE
                                                    GROWTH    GROWTH II      GROWTH         GROWTH
                                                  PORTFOLIO   PORTFOLIO    PORTFOLIO      PORTFOLIO
TYPE I UNITS                                     ----------- ----------- ------------- ---------------
Units outstanding at December 31, 1995 .........        --          --     1,965,737       4,432,726
                                                        --          --     ---------       ---------
 Net premiums ..................................        --          --         1,581       1,661,740
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................        --          --            --        (181,059)
   Surrenders ..................................        --          --          (429)     (2,320,448)
   Administrative expenses .....................        --          --           (22)       (113,310)
 Transfers (to)/from the Guarantee Account .....        --          --         1,256       1,066,999
 Interfund transfers ...........................        --          --         7,695         217,761
                                                        --          --     ---------      ----------
Net increase (decrease) in units from capital
 transactions ..................................        --          --        10,081         331,683
                                                        --          --     ---------      ----------
Units outstanding at December 31, 1996 .........        --          --     1,975,818       4,764,409
                                                        --          --     ---------      ----------
 Net premiums ..................................     1,019      17,111        55,368         109,351
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................        --          --        (1,972)        (66,404)
   Surrenders ..................................       (92)        (49)      (87,614)       (321,901)
   Administrative expenses .....................       (32)       (101)       (4,772)        (11,195)
 Transfers (to)/from the Guarantee Account .....     2,432       1,623        29,407          64,006
 Interfund transfers ...........................    52,670      58,027      (148,659)        (32,501)
                                                    ------      ------     ---------      ----------
Net increase (decrease) in units from capital
 transactions ..................................    55,997      76,611      (158,242)       (258,644)
                                                    ------      ------     ---------      ----------
Units outstanding at December 31, 1997 .........    55,997      76,611     1,817,576       4,505,765
                                                    ------      ------     ---------      ----------
 Net premiums ..................................    12,832      43,391        16,545          85,570
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ..............................        --          --        (8,425)        (16,960)
   Surrenders ..................................   (13,525)     (2,223)     (137,584)       (306,115)
   Cost of insurance ...........................      (192)       (222)       (3,687)        (10,854)
 Transfers (to) from the Guarantee Account .....     8,053       7,385        13,161          60,329
 Interfund transfers ...........................    34,878      (2,510)     (145,916)        (10,306)
                                                   -------      ------     ---------      ----------
Net increase (decrease) in units from capital
 transactions ..................................    42,046      45,821      (265,906)       (198,336)
                                                   -------      ------     ---------      ----------
Units outstanding at December 31, 1998 .........    98,043     122,432     1,551,670       4,307,429
                                                   =======     =======     =========      ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                        JANUS ASPEN SERIES (CONTINUED)
                                                     ---------------------------------------------------------------------
                                                                                   FLEXIBLE   INTERNATIONAL     CAPITAL
                                                       WORLDWIDE      BALANCED      INCOME        GROWTH      APPRECIATION
                                                       PORTFOLIO     PORTFOLIO    PORTFOLIO     PORTFOLIO      PORTFOLIO
TYPE I UNITS                                         ------------- ------------- ----------- --------------- -------------
Units outstanding at December 31, 1995 .............   2,757,216       111,972      39,079             --            --
                                                       ---------       -------      ------             --            --
 Net premiums ......................................     880,684        49,343       4,021         34,924            --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................     (51,566)       (2,953)         --             --            --
   Surrenders ......................................    (739,842)      (15,986)     (1,075)        (1,689)           --
   Administrative expenses .........................     (48,025)       (1,541)       (194)          (301)           --
 Transfers (to)/from the Guarantee Account .........     455,640        26,519      11,223         37,626            --
 Interfund transfers ...............................     916,700       191,453      64,966        403,878            --
                                                       ---------       -------      ------        -------            --
Net increase (decrease) in units from capital
 transactions ......................................   1,413,591       246,835      78,941        474,438            --
                                                       ---------       -------      ------        -------            --
Units outstanding at December 31, 1996 .............   4,170,807       358,807     118,020        474,438            --
                                                       ---------       -------     -------        -------            --
 Net premiums ......................................     257,478        32,492       8,506         99,898         2,452
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................      (7,323)           --          --             --            --
   Surrenders ......................................    (229,991)      (34,024)    (17,779)       (40,170)       (1,327)
   Administrative expenses .........................     (12,079)       (1,430)       (403)        (2,200)          (58)
 Transfers (to)/from the Guarantee Account .........     148,276        55,427      78,205         64,693           344
 Interfund transfers ...............................     611,104     2,070,280      94,329        408,010        47,846
                                                       ---------     ---------     -------        -------        ------
Net increase (decrease) in units from capital
 transactions ......................................     767,465     2,122,745     162,858        530,231        49,257
                                                       ---------     ---------     -------        -------        ------
Units outstanding at December 31, 1997 .............   4,938,272     2,481,552     280,878      1,004,669        49,257
                                                       ---------     ---------     -------      ---------        ------
 Net premiums ......................................     235,218       127,113      37,137         55,993       124,428
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................     (17,077)      (16,246)     (1,939)        (2,564)           --
   Surrenders ......................................    (371,035)     (424,576)    (20,362)       (67,352)       (9,789)
   Cost of insurance ...............................     (11,204)       (6,797)       (928)        (2,002)         (416)
 Transfers (to) from the Guarantee Account .........      69,943       102,984      62,318         28,874        11,707
 Interfund transfers ...............................      50,630       652,003     195,121         35,806       331,630
                                                       ---------     ---------     -------      ---------       -------
Net increase (decrease) in units from capital
 transactions ......................................     (43,525)      434,481     271,347         48,755       457,560
                                                       ---------     ---------     -------      ---------       -------
Units outstanding at December 31, 1998 .............   4,894,747     2,916,033     552,225      1,053,424       506,817
                                                       =========     =========     =======      =========       =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                        GOLDMAN SACHS VARIABLE              SALOMON BROTHERS
                                                         INSURANCE TRUST FUND             VARIABLE SERIES FUND
                                                       -------------------------   -----------------------------------
                                                        GROWTH AND      MID CAP
                                                          INCOME        EQUITY      STRATEGIC     INVESTORS     TOTAL
                                                           FUND          FUND          FUND          FUND       RETURN
                                                       ------------   ----------   -----------   -----------   -------
TYPE I UNITS
Units outstanding at December 31, 1995 .............          --            --          --              --         --
                                                              --            --          ----            --         --
 Net premiums ......................................          --            --          --              --         --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................          --            --          --              --         --
   Surrenders ......................................          --            --          --              --         --
   Administrative expenses .........................          --            --          --              --         --
 Transfers (to)/from the Guarantee Account .........          --            --          --              --         --
 Interfund transfers ...............................          --            --          --              --         --
                                                              --            --          ----            --         --
Net increase (decrease) in units from capital
 transactions ......................................          --            --          --              --         --
                                                              --            --          ----            --         --
Units outstanding at December 31, 1996 .............          --            --          --              --         --
                                                              --            --          ----            --         --
 Net premiums ......................................          --            --          --              --         --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................          --            --          --              --         --
   Surrenders ......................................          --            --          --              --         --
   Administrative expenses .........................          --            --          --              --         --
 Transfers (to)/from the Guarantee Account .........          --            --          --              --         --
 Interfund transfers ...............................          --            --          --              --         --
                                                              --            --          ----            --         --
Net increase (decrease) in units from capital
 transactions ......................................          --            --          --              --         --
                                                              --            --          ----            --         --
Units outstanding at December 31, 1997 .............          --            --          --              --         --
                                                              --            --          ----            --         --
 Net premiums ......................................      10,233         2,260        1,927          42            --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ..................................          --            --          --              --         --
   Surrenders ......................................        (273)         (720)         --              --         --
   Cost of insurance ...............................         (43)          (49)           (2)           --         --
 Transfers (to) from the Guarantee Account .........      22,381         5,400          --              --         --
 Interfund transfers ...............................      20,352        71,158         874              --      6,299
                                                          ------        ------        ------            --      -----
Net increase (decrease) in units from capital
 transactions ......................................      52,650        78,049        2,799          42         6,299
                                                          ------        ------        ------         --         -----
Units outstanding at December 31, 1998 .............      52,650        78,049        2,799          42         6,299
                                                          ======        ======        ======         ==         =====

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                           GE INVESTMENTS FUNDS, INC.
                                                      ---------------------------------------------------------------------
                                                         S&P 500     GOVERNMENT       MONEY         TOTAL     INTERNATIONAL
                                                          INDEX      SECURITIES      MARKET        RETURN        EQUITY
                                                           FUND         FUND          FUND          FUND          FUND
                                                      ------------- ------------ -------------- ------------ --------------
TYPE II UNITS
Units outstanding at December 31, 1995 ..............     400,009      153,756      1,508,360      252,584        47,044
                                                          -------      -------      ---------      -------        ------
 Net premiums .......................................     647,438      194,563     10,719,294      345,169       204,787
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ...................................      (1,638)      (4,586)       (41,657)        (930)         (313)
   Surrenders .......................................     (17,183)      (4,362)      (189,358)     (11,361)       (4,056)
   Administrative expenses ..........................        (290)        (130)          (792)        (196)          (80)
 Transfers (to) from the Guarantee Account ..........      78,749        3,809        (49,295)      38,959        26,698
 Interfund transfers ................................     155,417      (66,854)    (8,053,173)      35,026        58,323
                                                          -------      -------     ----------      -------       -------
Net increase (decrease) in units from capital
 transactions .......................................     862,493      122,440      2,385,019      406,667       285,359
                                                          -------      -------     ----------      -------       -------
Units outstanding at December 31, 1996 ..............   1,262,502      276,196      3,893,379      659,251       332,403
                                                        ---------      -------     ----------      -------       -------
 Net premiums .......................................   1,106,640       58,332      7,321,970      188,455       143,803
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ...................................     (46,669)          --        (31,824)      (4,811)         (188)
   Surrenders .......................................     (61,683)     (10,472)      (497,702)     (40,510)      (16,180)
   Loans ............................................          --           --             --           --            --
   Administrative expenses ..........................      (1,001)        (115)        (2,877)        (508)         (358)
 Transfers (to) from the Guarantee Account ..........     376,140       37,807        406,500       93,000        69,865
 Interfund transfers ................................     389,211     (361,748)    (6,108,959)      33,268        85,065
                                                        ---------     --------     ----------      -------       -------
Net increase (decrease) in units from capital
 transactions .......................................   1,762,638     (276,196)     1,087,108      268,894       282,007
                                                        ---------     --------     ----------      -------       -------
Units outstanding at December 31, 1997 ..............   3,025,140           --      4,980,487      928,145       614,410
                                                        ---------     --------     ----------      -------       -------
 Net premiums .......................................   1,191,108           --      4,686,359      224,832        71,002
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits ...................................     (18,705)          --       (269,042)      (8,405)       (4,372)
   Surrenders .......................................    (199,459)          --     (1,083,395)     (46,133)      (38,542)
   Cost of insurance ................................      (2,313)          --         (4,489)        (698)         (803)
 Transfers (to) from the Guarantee Account ..........     878,507           --      1,448,793      291,977       130,273
 Interfund transfers ................................     313,281           --       (525,766)      35,416      (130,050)
                                                        ---------     --------     ----------      -------      --------
 Net increase (decrease) in units from capital
   transactions .....................................   2,162,419           --      4,252,460      496,989        27,508
                                                        ---------     --------     ----------      -------      --------
 Units outstanding at December 31, 1998 .............   5,187,559           --      9,232,947    1,425,134       641,918
                                                        =========     ========     ==========    =========      ========


                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                 GE INVESTMENT FUNDS, INC.
                                                                ---------------------------
                                                                 REAL ESTATE      GLOBAL
                                                                  SECURITIES      INCOME
                                                                     FUND          FUND
                                                                ------------- -------------
TYPE II UNITS
Units outstanding at December 31, 1995 ........................      34,477          --
                                                                     ------          ----
 Net premiums .................................................     214,051          --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................          --          --
   Surrenders .................................................      (1,826)         --
   Administrative expenses ....................................         (43)         --
 Transfers (to) from the Guarantee Account ....................      19,914          --
 Interfund transfers ..........................................     162,396          --
                                                                    -------          ----
Net increase (decrease) in units from capital transactions ....     394,492          --
                                                                    -------          ----
Units outstanding at December 31, 1996 ........................     428,969          --
                                                                    -------          ----
 Net premiums .................................................     604,427      19,022
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (1,092)         --
   Surrenders .................................................     (24,343)       (487)
   Loans ......................................................          --          --
   Administrative expenses ....................................        (445)           (8)
 Transfers (to) from the Guarantee Account ....................     236,279      19,733
 Interfund transfers ..........................................     234,452      41,030
                                                                    -------      --------
Net increase (decrease) in units from capital transactions ....   1,049,278      79,290
                                                                  ---------      --------
Units outstanding at December 31, 1997 ........................   1,478,247      79,290
                                                                  ---------      --------
 Net premiums .................................................     242,837      52,447
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (9,506)         --
   Surrenders .................................................     (44,578)     (2,877)
   Cost of insurance ..........................................      (1,006)        (81)
 Transfers (to) from the Guarantee Account ....................     346,955      83,494
 Interfund transfers ..........................................    (259,466)     73,722
                                                                  ---------      --------
 Net increase (decrease) in units from capital transactions ...     275,236      206,705
                                                                  ---------      --------
 Units outstanding at December 31, 1998 .......................   1,753,483      285,995
                                                                  =========      ========



                                                                       GE INVESTMENT FUNDS, INC.
                                                                ----------------------------------------
                                                                                                  US
                                                                 VALUE EQUITY      INCOME       EQUITY
                                                                     FUND           FUND         FUND
                                                                -------------- ------------- -----------
TYPE II UNITS
Units outstanding at December 31, 1995 ........................          --             --          --
                                                                         --             --          --
 Net premiums .................................................          --        162,212          --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................          --             --          --
   Surrenders .................................................          --             --          --
   Administrative expenses ....................................          --             --          --
 Transfers (to) from the Guarantee Account ....................          --             --          --
 Interfund transfers ..........................................          --             --          --
                                                                         --        -------          --
Net increase (decrease) in units from capital transactions ....          --             --          --
                                                                         --        -------          --
Units outstanding at December 31, 1996 ........................          --             --          --
                                                                         --        -------          --
 Net premiums .................................................     242,987          1,357          --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................        (153)            --          --
   Surrenders .................................................      (5,196)          (415)         --
   Loans ......................................................          --             --          --
   Administrative expenses ....................................         (28)           (42)         --
 Transfers (to) from the Guarantee Account ....................     146,978          5,210          --
 Interfund transfers ..........................................     346,028        897,139          --
                                                                    -------        -------          --
Net increase (decrease) in units from capital transactions ....     730,616        903,249          --
                                                                    -------        -------          --
Units outstanding at December 31, 1997 ........................     730,616        903,249          --
                                                                    -------        -------          --
 Net premiums .................................................     651,133        162,212      86,729
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (1,696)        (5,856)         --
   Surrenders .................................................    (104,573)       (49,209)       (787)
   Cost of insurance ..........................................        (689)          (703)        (16)
 Transfers (to) from the Guarantee Account ....................     607,675        345,204      51,261
 Interfund transfers ..........................................     257,534        529,843      43,108
                                                                   --------        -------      ------
 Net increase (decrease) in units from capital transactions ...   1,409,384        981,491     180,295
                                                                  ---------        -------     -------
 Units outstanding at December 31, 1998 .......................   2,140,000      1,884,740     180,295
                                                                  =========      =========     =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                  OPPENHEIMER VARIABLE ACCOUNT
                                                             FUNDS
                                                  ----------------------------
                                                       MONEY          BOND
                                                        FUND          FUND
                                                  --------------- ------------
TYPE II UNITS
Units outstanding at December 31, 1995 ..........     58,163         275,480
                                                      --------       -------
 Net premiums ...................................         70         307,614
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................         --          (3,625)
   Surrenders ...................................     (1,020)        (13,875)
   Administrative expenses ......................           (6)         (160)
 Transfers (to) from the Guarantee Account ......       (156)         32,015
 Interfund transfers ............................    (33,183)        109,648
                                                     ---------       -------
Net increase (decrease) in units from
 capital transactions ...........................    (34,295)        431,617
                                                     ---------       -------
Units outstanding at December 31, 1996 ..........     23,868         707,097
                                                     ---------       -------
 Net premiums ...................................         30         167,289
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................         --          (8,306)
   Surrenders ...................................       (202)        (30,599)
   Loans ........................................         --              --
   Administrative expenses ......................           (5)         (513)
 Transfers (to) from the Guarantee Account ......         --         156,266
 Interfund transfers ............................    (23,691)          2,783
                                                     ---------       -------
Net increase (decrease) in units from capital
 transactions ...................................    (23,868)        286,920
                                                     ---------       -------
Units outstanding at December 31, 1997 ..........         --         994,017
                                                     ---------       -------
 Net premiums ...................................         --         270,558
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................         --         (14,333)
   Surrenders ...................................         --         (74,631)
   Cost of insurance ............................         --            (785)
 Transfers (to) from the Guarantee Account ......         --         382,347
 Interfund transfers ............................         --         419,337
                                                     ---------       -------
Net increase (decrease) in units from capital
 transactions ...................................         --         982,493
                                                     ---------       -------
Units outstanding at December 31, 1998 ..........         --       1,976,510
                                                     =========     =========



                                                             OPPENHEIMER VARIABLE ACCOUNT FUNDS
                                                  --------------------------------------------------------
                                                      CAPITAL                       HIGH        MULTIPLE
                                                   APPRECIATION      GROWTH        INCOME      STRATEGIES
                                                       FUND           FUND          FUND          FUND
                                                  -------------- ------------- ------------- -------------
TYPE II UNITS
Units outstanding at December 31, 1995 ..........     582,579        423,764       561,144       256,681
                                                      -------        -------       -------       -------
 Net premiums ...................................   1,152,800        440,344       922,316       383,300
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................     (23,778)        (2,446)      (14,183)       (3,190)
   Surrenders ...................................     (34,224)        (9,335)      (24,799)      (11,252)
   Administrative expenses ......................        (668)          (213)         (520)         (329)
 Transfers (to) from the Guarantee Account ......     169,506         50,413        94,808        45,770
 Interfund transfers ............................     275,079        189,075       176,989        77,022
                                                    ---------        -------       -------       -------
Net increase (decrease) in units from
 capital transactions ...........................   1,538,715        667,838     1,154,611       491,321
                                                    ---------        -------     ---------       -------
Units outstanding at December 31, 1996 ..........   2,121,294      1,091,602     1,715,755       748,002
                                                    ---------      ---------     ---------       -------
 Net premiums ...................................     713,649        880,279       703,696       349,189
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................     (10,958)        (8,211)      (16,328)       (5,971)
   Surrenders ...................................     (79,872)       (48,836)     (109,043)      (55,647)
   Loans ........................................          --             --            --            --
   Administrative expenses ......................      (1,748)          (951)       (1,245)         (701)
 Transfers (to) from the Guarantee Account ......     369,347        337,722       379,179       151,804
 Interfund transfers ............................      64,736        210,754       262,960        13,450
                                                    ---------      ---------     ---------       -------
Net increase (decrease) in units from capital
 transactions ...................................   1,055,154      1,370,757     1,219,219       452,124
                                                    ---------      ---------     ---------       -------
Units outstanding at December 31, 1997 ..........   3,176,448      2,462,359     2,934,974     1,200,126
                                                    ---------      ---------     ---------     ---------
 Net premiums ...................................     267,347        407,290       416,094       182,920
 Transfers (to) from the general account of
   Life of Virginia:
   Death benefits ...............................     (18,426)       (19,533)      (24,017)      (11,769)
   Surrenders ...................................    (147,815)      (120,149)     (177,425)      (74,629)
   Cost of insurance ............................      (2,506)        (1,908)       (2,036)         (993)
 Transfers (to) from the Guarantee Account ......     343,625        410,907       621,713       292,547
 Interfund transfers ............................    (505,666)      (126,117)      (49,276)      (29,622)
                                                    ---------      ---------     ---------     ---------
Net increase (decrease) in units from capital
 transactions ...................................     (63,441)       550,490       785,053       358,454
                                                    ---------      ---------     ---------     ---------
Units outstanding at December 31, 1998 ..........   3,113,007      3,012,849     3,720,027     1,558,580
                                                    =========      =========     =========     =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                VARIABLE INSURANCE PRODUCTS
                                                                           FUND
                                                                ---------------------------
                                                                    MONEY          HIGH
                                                                    MARKET        INCOME
                                                                  PORTFOLIO     PORTFOLIO
                                                                ------------- -------------
TYPE II UNITS
Units outstanding at December 31, 1995 ........................     980,344       495,562
                                                                    -------       -------
 Net premiums .................................................         138            --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (5,285)       (1,518)
   Surrenders .................................................     (18,734)      (18,658)
   Administrative expenses ....................................        (323)         (228)
 Transfers (to) from the Guarantee Account ....................         (31)       (3,382)
 Interfund transfers ..........................................    (659,500)     (168,501)
                                                                   --------      --------
Net increase (decrease) in units from capital transactions ....    (683,735)     (192,287)
                                                                   --------      --------
Units outstanding at December 31, 1996 ........................     296,609       303,275
                                                                   --------      --------
 Net premiums .................................................         931           306
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (9,387)         (206)
   Surrenders .................................................      (6,379)      (17,828)
   Loans ......................................................          --            --
   Administrative expenses ....................................        (179)         (172)
 Transfers (to) from the Guarantee Account ....................          --          (595)
 Interfund transfers ..........................................    (281,595)     (284,780)
                                                                   --------      --------
Net increase (decrease) in units from capital transactions ....    (296,609)     (303,275)
                                                                   --------      --------
Units outstanding at December 31, 1997 ........................          --            --
                                                                   --------      --------
 Net premiums .................................................          --            --
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................          --            --
   Surrenders .................................................          --            --
   Cost of insurance ..........................................          --            --
 Transfers (to) from the Guarantee Account ....................          --            --
 Interfund transfers ..........................................          --            --
                                                                   --------      --------
Net increase (decrease) in units from capital transactions ....          --            --
                                                                   --------      --------
Units outstanding at December 31, 1998 ........................          --            --
                                                                   ========      ========



                                                                    VARIABLE INSURANCE PRODUCTS FUND
                                                                -----------------------------------------
                                                                    EQUITY-
                                                                    INCOME         GROWTH      OVERSEAS
                                                                   PORTFOLIO     PORTFOLIO     PORTFOLIO
                                                                -------------- ------------- ------------
TYPE II UNITS
Units outstanding at December 31, 1995 ........................    3,119,975     1,525,015      829,371
                                                                   ---------     ---------      -------
 Net premiums .................................................    3,158,538     1,222,269      521,600
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (43,181)      (21,919)     (11,961)
   Surrenders .................................................     (134,965)      (50,499)     (31,329)
   Administrative expenses ....................................       (2,658)       (1,349)        (733)
 Transfers (to) from the Guarantee Account ....................      402,673       186,018      127,385
 Interfund transfers ..........................................      541,485       167,039      123,110
                                                                   ---------     ---------      -------
Net increase (decrease) in units from capital transactions ....    3,921,892     1,501,559      728,072
                                                                   ---------     ---------      -------
Units outstanding at December 31, 1996 ........................    7,041,867     3,026,574    1,557,443
                                                                   ---------     ---------    ---------
 Net premiums .................................................    2,260,371       504,224      230,215
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (70,511)      (17,520)     (11,283)
   Surrenders .................................................     (310,722)     (121,652)     (59,094)
   Loans ......................................................           --            --           --
   Administrative expenses ....................................       (5,614)       (2,437)      (1,374)
 Transfers (to) from the Guarantee Account ....................      959,930       232,691      169,290
 Interfund transfers ..........................................      198,852        (7,282)    (122,609)
                                                                   ---------     ---------    ---------
Net increase (decrease) in units from capital transactions ....    3,032,306       588,024      205,145
                                                                   ---------     ---------    ---------
Units outstanding at December 31, 1997 ........................   10,074,173     3,614,598    1,762,588
                                                                  ----------     ---------    ---------
 Net premiums .................................................    1,114,775       299,241       60,690
 Transfers (to) from the general account of Life of
   Virginia:
   Death benefits .............................................      (77,675)      (28,379)     (10,651)
   Surrenders .................................................     (485,863)     (150,297)     (67,437)
   Cost of insurance ..........................................       (7,075)       (2,366)      (1,208)
 Transfers (to) from the Guarantee Account ....................    1,227,043       185,849       81,221
 Interfund transfers ..........................................     (509,932)     (100,385)    (208,247)
                                                                  ----------     ---------    ---------
Net increase (decrease) in units from capital transactions ....    1,261,273       203,663     (145,632)
                                                                  ----------     ---------    ---------
Units outstanding at December 31, 1998 ........................   11,335,446     3,818,261    1,616,956
                                                                  ==========     =========    =========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                              VARIABLE INSURANCE           VARIABLE INSURANCE
                                               PRODUCTS FUND II             PRODUCTS FUND III
                                          --------------------------- -----------------------------
                                              ASSET                      GROWTH &        GROWTH
                                             MANAGER      CONTRFUND       INCOME     OPPORTUNITIES
                                            PORTFOLIO     PORTFOLIO     PORTFOLIO      PORTFOLIO
                                          ------------- ------------- ------------- ---------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ......................   1,469,667     2,007,948            --             --
                                            ---------     ---------            --             --
 Net premiums ...........................     640,444     2,595,994            --             --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (19,704)      (23,500)           --             --
   Surrenders ...........................     (67,829)      (72,281)           --             --
   Administrative expenses ..............      (1,135)       (2,159)           --             --
 Transfers (to) from the Guarantee
   Account ..............................     117,636       428,333            --             --
 Interfund transfers ....................     109,440       559,664            --             --
                                            ---------     ---------            --             --
Net increase (decrease) in units from
 capital transactions ...................     778,852     3,486,051            --             --
                                            ---------     ---------            --             --
Units outstanding at
 December 31, 1996 ......................   2,248,519     5,493,999            --             --
                                            ---------     ---------            --             --
 Net premiums ...........................     317,380     2,003,590       452,458        553,737
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (14,483)      (32,105)         (176)          (968)
   Surrenders ...........................    (101,528)     (196,054)       (9,166)        (9,539)
   Loans ................................          --            --            --             --
   Administrative expenses ..............      (1,272)       (4,990)          (79)           (66)
 Transfers (to) from the Guarantee
   Account ..............................     132,093     1,027,864       208,287        207,607
 Interfund transfers ....................      98,224       303,373       324,762        298,769
                                            ---------     ---------       -------        -------
Net increase (decrease) in units from
 capital transactions ...................     430,414     3,101,678       976,086      1,049,540
                                            ---------     ---------       -------      ---------
Units outstanding at
 December 31, 1997 ......................   2,678,933     8,595,677       976,086      1,049,540
                                            ---------     ---------       -------      ---------
 Net premiums ...........................     252,836     1,051,752       918,372        716,944
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (17,250)      (51,811)      (49,171)        (7,825)
   Surrenders ...........................    (134,438)     (317,883)      (60,159)       (69,582)
   Cost of insurance ....................      (1,548)       (6,665)       (1,024)        (1,197)
 Transfers (to) from the Guarantee
   Account ..............................     283,280     1,100,294       688,392        768,665
 Interfund transfers ....................     114,498      (285,564)      371,319        502,246
                                            ---------     ---------       -------      ---------
Net increase (decrease) in units from
 capital transactions ...................     497,378     1,490,123     1,867,729      1,909,251
                                            ---------     ---------     ---------      ---------
Units outstanding at December 31,
 1998 ...................................   3,176,311    10,085,800     2,843,815      2,958,791
                                            =========    ==========     =========      =========



                                                 ADVISERS MANAGEMENT TRUST
                                          ----------------------------------------
                                             BALANCED        BOND        GROWTH
                                            PORTFOLIO     PORTFOLIO     PORTFOLIO
                                          ------------- ------------- ------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ......................     191,438       398,276      209,909
                                              -------       -------      -------
 Net premiums ...........................          --          (252)          --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................      (1,089)       (8,981)      (1,419)
   Surrenders ...........................      (2,814)       (3,959)      (6,733)
   Administrative expenses ..............        (103)         (315)        (174)
 Transfers (to) from the Guarantee
   Account ..............................          --           120           --
 Interfund transfers ....................     (44,480)     (127,260)     (46,447)
                                              -------      --------      -------
Net increase (decrease) in units from
 capital transactions ...................     (48,486)     (140,647)     (54,773)
                                              -------      --------      -------
Units outstanding at
 December 31, 1996 ......................     142,952       257,629      155,136
                                              -------      --------      -------
 Net premiums ...........................          25            --           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................      (2,194)       (1,620)          --
   Surrenders ...........................     (10,921)      (12,250)      (3,242)
   Loans ................................          --            --           --
   Administrative expenses ..............        (108)         (204)         (81)
 Transfers (to) from the Guarantee
   Account ..............................        (601)       (6,721)          --
 Interfund transfers ....................    (129,153)     (236,834)    (151,813)
                                             --------      --------     --------
Net increase (decrease) in units from
 capital transactions ...................    (142,952)     (257,629)    (155,136)
                                             --------      --------     --------
Units outstanding at
 December 31, 1997 ......................          --            --           --
                                             --------      --------     --------
 Net premiums ...........................          --            --           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................          --            --           --
   Surrenders ...........................          --            --           --
   Cost of insurance ....................          --            --           --
 Transfers (to) from the Guarantee
   Account ..............................          --            --           --
 Interfund transfers ....................          --            --           --
                                             --------      --------     --------
Net increase (decrease) in units from
 capital transactions ...................          --            --           --
                                             --------      --------     --------
Units outstanding at December 31,
 1998 ...................................          --            --           --
                                             ========      ========     ========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                 FEDERATED INVESTORS INSURANCE
                                                             SERIES
                                          --------------------------------------------
                                              AMERICAN          HIGH
                                               LEADERS         INCOME
                                              PORTFOLIO        BONDS        UTILITY
                                               FUND II        FUND II       FUND II
                                          ---------------- ------------- -------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ......................          --          123,152       463,476
                                                   ----        -------       -------
 Net premiums ...........................     208,871          343,618       543,077
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................          --           (1,859)       (3,067)
   Surrenders ...........................      (2,478)         (25,640)      (28,920)
   Administrative expenses ..............            (2)          (143)         (566)
 Transfers (to) from the Guarantee
   Account ..............................      12,459           29,882        81,126
 Interfund transfers ....................      46,982          340,979        75,307
                                              ---------        -------       -------
Net increase (decrease) in units from
 capital transactions ...................     265,832          686,837       666,957
                                              ---------        -------       -------
Units outstanding at
 December 31, 1996 ......................     265,832          809,989     1,130,433
                                              ---------        -------     ---------
 Net premiums ...........................     998,765          599,938       229,931
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................      (7,020)          (7,987)       (3,557)
   Surrenders ...........................     (30,390)         (46,149)      (62,619)
   Loans ................................          --               --            --
   Administrative expenses ..............        (399)            (579)         (981)
 Transfers (to) from the Guarantee
   Account ..............................     355,249          292,000        95,492
 Interfund transfers ....................     474,654          239,675       (62,998)
                                              ---------        -------     ---------
Net increase (decrease) in units from
 capital transactions ...................    1,790,859       1,076,898       195,268
                                             ----------      ---------     ---------
Units outstanding at
 December 31, 1997 ......................    2,056,691       1,886,887     1,325,701
                                             ----------      ---------     ---------
 Net premiums ...........................    1,050,794         473,760       292,385
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (44,621)         (24,952)      (12,603)
   Surrenders ...........................    (111,859)        (152,690)      (73,103)
   Cost of insurance ....................      (2,136)          (1,284)       (1,163)
 Transfers (to) from the Guarantee
   Account ..............................     942,089          803,434       316,103
 Interfund transfers ....................      64,125           (7,464)      103,595
                                             ----------      ---------     ---------
Net increase (decrease) in units from
 capital transactions ...................    1,898,392       1,090,804       625,214
                                             ----------      ---------     ---------
Units outstanding at December 31,
 1998 ...................................    3,955,083       2,977,691     1,950,915
                                             ==========      =========     =========



                                                                           PBHG INSURANCE
                                                ALGER AMERICAN              SERIES FUND
                                          --------------------------- ------------------------
                                                                       LARGE CAP
                                            SMALL CAP       GROWTH       GROWTH     GROWTH II
                                            PORTFOLIO     PORTFOLIO    PORTFOLIO    PORTFOLIO
                                          ------------- ------------- ----------- ------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ......................     401,258       312,011          --           --
                                              -------       -------          --           --
 Net premiums ...........................   2,385,857     1,979,744          --           --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................      (6,505)       (2,249)         --           --
   Surrenders ...........................     (49,583)      (21,913)         --           --
   Administrative expenses ..............        (658)         (517)         --           --
 Transfers (to) from the Guarantee
   Account ..............................     364,980       234,626          --           --
 Interfund transfers ....................     472,803       460,475          --           --
                                            ---------     ---------          --           --
Net increase (decrease) in units from
 capital transactions ...................   3,166,894     2,650,166          --           --
                                            ---------     ---------          --           --
Units outstanding at
 December 31, 1996 ......................   3,568,152     2,962,177          --           --
                                            ---------     ---------          --           --
 Net premiums ...........................   1,139,813     1,030,593     108,061      306,146
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (25,827)      (23,277)        (63)          --
   Surrenders ...........................     (95,915)     (104,485)       (998)      (4,853)
   Loans ................................          --            --          --           --
   Administrative expenses ..............      (3,710)       (2,759)        (28)         (35)
 Transfers (to) from the Guarantee
   Account ..............................     865,037       527,894      51,297      100,624
 Interfund transfers ....................     197,908        (9,957)    188,564      174,128
                                            ---------     ---------     -------      -------
Net increase (decrease) in units from
 capital transactions ...................   2,077,306     1,418,009     346,833      576,010
                                            ---------     ---------     -------      -------
Units outstanding at
 December 31, 1997 ......................   5,645,458     4,380,186     346,833      576,010
                                            ---------     ---------     -------      -------
 Net premiums ...........................     543,439       690,044     168,982      126,932
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .......................     (35,528)      (33,911)     (3,311)     (11,165)
   Surrenders ...........................    (238,113)     (227,269)    (33,291)     (36,248)
   Cost of insurance ....................      (4,762)       (3,266)       (404)        (590)
 Transfers (to) from the Guarantee
   Account ..............................     719,382       587,070     148,909      227,092
 Interfund transfers ....................    (547,462)      212,429      68,319      (42,435)
                                            ---------     ---------     -------      -------
Net increase (decrease) in units from
 capital transactions ...................     436,956     1,225,097     349,204      263,586
                                            ---------     ---------     -------      -------
Units outstanding at December 31,
 1998 ...................................   6,082,414     5,605,283     696,037      839,596
                                            =========     =========     =======      =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                 JANUS ASPEN SERIES
                                    --------------------------------------------
                                       AGGRESSIVE
                                         GRWOTH         GROWTH       WORLDWIDE
                                       PORTFOLIO      PORTFOLIO      PORTFOLIO
                                    --------------- ------------- --------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ................     1,251,004     1,875,640      1,227,070
                                        ---------     ---------      ---------
 Net premiums .....................     1,109,539     1,939,884      2,853,570
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................        (5,075)      (28,847)       (26,212)
   Surrenders .....................       (20,314)     (111,109)       (94,535)
   Administrative expenses ........          (141)       (2,321)        (2,275)
 Transfers (to) from the
   Guarantee Account ..............        99,771       288,072        475,568
 Interfund transfers ..............       227,267       921,603        713,001
                                        ---------     ---------      ---------
Net increase (decrease) in units
 from capital transactions ........     1,411,047     3,007,282      3,919,117
                                        ---------     ---------      ---------
Units outstanding at
 December 31, 1996 ................     2,662,051     4,882,922      5,146,187
                                        ---------     ---------      ---------
 Net premiums .....................       608,750     1,633,216      3,372,062
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................       (22,328)      (36,365)       (35,456)
   Surrenders .....................       (80,725)     (180,611)      (228,974)
   Loans ..........................            --            --             --
   Administrative expenses ........        (1,935)       (4,325)        (4,300)
 Transfers (to) from the
   Guarantee Account ..............       253,985       867,094      1,289,775
 Interfund transfers ..............        22,869       108,967        572,391
                                        ---------     ---------      ---------
Net increase (decrease) in units
 from capital transactions ........       780,616     2,387,976      4,965,498
                                        ---------     ---------      ---------
Units outstanding at
 December 31, 1997 ................     3,442,667     7,270,898     10,111,685
                                        ---------     ---------     ----------
 Net premiums .....................     8,584,230       859,963      1,450,914
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................    (1,210,219)      (49,261)       (36,063)
   Surrenders .....................    (5,336,460)     (293,814)      (402,150)
   Cost of insurance ..............       (83,426)       (5,694)        (7,564)
 Transfers (to) from the
   Guarantee Account ..............     8,351,873       854,937      1,487,450
 Interfund transfers ..............   (10,259,970)      190,192        (49,539)
                                      -----------     ---------     ----------
Net increase (decrease) in units
 from capital transactions ........        46,028     1,556,323      2,443,048
                                      -----------     ---------     ----------
Units outstanding at
 December 31, 1998 ................     3,488,695     8,827,221     12,554,733
                                      ===========     =========     ==========



                                                        JANUS ASPEN SERIES
                                    -----------------------------------------------------------
                                                     FLEXIBLE    INTERNATIONAL      CAPITAL
                                       BALANCED       INCOME         GROWTH       APPRECIATION
                                      PORTFOLIO     PORTFOLIO      PORTFOLIO       PORTFOLIO
                                    ------------- ------------- --------------- ---------------
TYPE II UNITS
Units outstanding at
 December 31, 1995 ................      73,538        36,272             --             --
                                         ------        ------             --             ----
 Net premiums .....................     547,525       240,317        388,753             --
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................      (1,525)           --             --             --
   Surrenders .....................     (10,808)       (1,714)        (2,959)            --
   Administrative expenses ........        (267)          (63)           (11)            --
 Transfers (to) from the
   Guarantee Account ..............      75,940        21,420         47,466             --
 Interfund transfers ..............     308,093        28,937        249,356             --
                                        -------       -------        -------             ----
Net increase (decrease) in units
 from capital transactions ........     918,958       288,897        682,605             --
                                        -------       -------        -------             ----
Units outstanding at
 December 31, 1996 ................     992,496       325,169        682,605             --
                                        -------       -------        -------             ----
 Net premiums .....................   1,117,148       284,347      1,372,823         55,458
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................      (7,246)       (4,723)       (15,267)            --
   Surrenders .....................     (78,945)      (17,933)       (60,571)        (1,630)
   Loans ..........................          --            --             --             --
   Administrative expenses ........      (1,005)         (342)          (863)            (7)
 Transfers (to) from the
   Guarantee Account ..............     423,506       175,029        576,462         35,560
 Interfund transfers ..............     358,481       107,542        446,411         74,169
                                      ---------       -------      ---------         --------
Net increase (decrease) in units
 from capital transactions ........   1,811,939       543,920      2,518,995        163,550
                                      ---------       -------      ---------        ---------
Units outstanding at
 December 31, 1997 ................   2,804,435       869,089      3,001,600        163,550
                                      ---------       -------      ---------        ---------
 Net premiums .....................   1,375,800       279,606        441,888        430,714
 Transfers (to) from the general
   account of Life of Virginia:
   Death benefits .................     (37,836)       (1,075)       (22,070)        (3,280)
   Surrenders .....................    (191,342)      (44,562)       (83,852)       (38,646)
   Cost of insurance ..............      (2,568)         (846)        (2,512)          (341)
 Transfers (to) from the
   Guarantee Account ..............   1,386,720       485,989        655,579        289,248
 Interfund transfers ..............     724,982       322,950       (134,423)       653,113
                                      ---------       -------      ---------        ---------
Net increase (decrease) in units
 from capital transactions ........   3,255,756     1,042,062        854,610       1,330,808
                                      ---------     ---------      ---------       ----------
Units outstanding at
 December 31, 1998 ................   6,060,191     1,911,151      3,856,210       1,494,358
                                      =========     =========      =========       ==========

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued



                                                                GOLDMAN SACHS VARIABLE             SALOMON BROTHERS
                                                                 INSURANCE TRUST FUND            VARIABLE SERIES FUND
                                                              -------------------------- ------------------------------------
                                                               GROWTH AND     MID CAP
                                                                 INCOME        EQUITY     STRATEGIC   INVESTORS      TOTAL
                                                                  FUND          FUND         FUND        FUND       RETURN
                                                              ------------ ------------- ----------- ----------- ------------
TYPE II UNITS
Units outstanding at December 31, 1995 ......................        --           --            --        --           --
                                                                     --           ----          --        --           ----
 Net premiums ...............................................        --           --            --        --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        --           --            --        --           --
   Surrenders ...............................................        --           --            --        --           --
   Administrative expenses ..................................        --           --            --        --           --
 Transfers (to) from the Guarantee Account ..................        --           --            --        --           --
 Interfund transfers ........................................        --           --            --        --           --
                                                                     --           ----          --        --           ----
Net increase (decrease) in units from capital transactions ..        --           --            --        --           --
                                                                     --           ----          --        --           ----
Units outstanding at December 31, 1996 ......................        --           --            --        --           --
                                                                     --           ----          --        --           ----
 Net premiums ...............................................        --           --            --        --           --
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        --           --            --        --           --
   Surrenders ...............................................        --           --            --        --           --
   Loans ....................................................        --           --            --        --           --
   Administrative expenses ..................................        --           --            --        --           --
 Transfers (to) from the Guarantee Account ..................        --           --            --        --           --
 Interfund transfers ........................................        --           --            --        --           --
                                                                     --           ----          --        --           ----
Net increase (decrease) in units from capital transactions ..        --           --            --        --           --
                                                                     --           ----          --        --           ----
Units outstanding at December 31, 1997 ......................        --           --            --        --           --
                                                                     --           ----          --        --           ----
 Net premiums ...............................................   205,860       187,855           --       811        15,933
 Transfers (to) from the general account of Life of Virginia:
   Death benefits ...........................................        --           --            --        --           --
   Surrenders ...............................................    (4,646)      (4,160)           --        --             (2)
   Cost of insurance ........................................       (13)            (9)      1,466
 Transfers (to) from the Guarantee Account ..................   104,669       147,037        8,628        52        1,350
 Interfund transfers ........................................   123,066       14,810            --        --        8,634
                                                                -------       --------       -----       ---        -------
Net increase (decrease) in units from capital transactions ..   428,936       345,533       10,094       863        25,915
                                                                -------       --------      ------       ---        -------
Units outstanding at December 31, 1998 ......................   428,936       345,533       10,094       863        25,915
                                                                =======       ========      ======       ===        =======

                      LIFE OF VIRGINIA SEPARATE ACCOUNT 4

                         NOTES TO FINANCIAL STATEMENTS

                         DECEMBER 31, 1998 -- CONTINUED

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES -- Continued


     (D) FEDERAL INCOME TAXES

     The Account is not taxed separately because the operations of the Account are part of the total operations of Life of Virginia. Life of Virginia is taxed as a life insurance company under the Internal Revenue Code (the Code). Life of Virginia is included in the General Electric Capital Assurance Company consolidated federal income tax return. Under existing federal income tax law, no taxes are payable on the investment income or on the capital gains of the Account.


     (E) USE OF ESTIMATES

     Financial statements prepared in conformity with generally accepted accounting principles require management to make estimates and assumptions that affect amounts and disclosures reported therein. Actual results could differ from those estimates.


(3) RELATED PARTY TRANSACTIONS

     Net premiums transferred from Life of Virginia to the Account represent gross premiums recorded by Life of Virginia on its flexible premium variable deferred annuity products, less deductions retained as compensation for premium taxes. For policies issued on or after May 1, 1993, the deduction for premium taxes will be deferred until surrender. For Type I policies, during the first ten years following a premium payment, a charge of .20% of the premium payment is deducted monthly from the policy Account values to reimburse Life of Virginia for certain distribution expenses. In addition, a charge is imposed on full and certain partial surrenders that occur within six years of any premium payment (seven years for certain Type II policies) to cover certain expenses relating to the sale of a policy. Subject to certain limitations, the charge equals 6% (or less) of the premium surrendered, depending on the time between premium payment and surrender.

     Life of Virginia will deduct a charge of $30 per year and $25 plus .15% per year from the policy account values for certain administrative expenses incurred for policy Type I and Type II, respectively. For Type II policies, the $25 charge may be waived if the account value is greater than $75,000. In addition, Life of Virginia charges the Account 1.15% and 1.25% on policy Type I and Type II, respectively, for the mortality and expense risk that Life of Virginia assumes. Administrative expenses as well as mortality and risk charges are deducted daily and reflect the effective annual rates.

     GE Investments Funds, Inc. (the Fund) is an open-end diversified management investment company.

     Capital Brokerage Corporation, an affiliate of Life of Virginia, is a Washington Corporation registered with the Commission under the Securities Exchange Act of 1934 as a broker-dealer and is a member of the National Association of Securities Dealers, Inc. Capital Brokerage Corporation serves as principal underwriter for variable life insurance policies issued by Life of Virginia.

     GE Investment Management Incorporated (Investment Advisor), a wholly-owned subsidiary of GE, currently serves as investment advisor to GE Investments Funds, Inc. As compensation for its services, the Investment Advisor is paid an investment advisory fee by the Fund based on the average daily net assets at an effective annual rate of .35% for the S&P 500 Index Fund, .50% for the Money Market, Income Fund, and Total Return Funds, 1.00% for the International Equity Fund, .85% for the Real Estate Securities Fund, .60% for the Global Income Fund, .65% for the Value Equity Fund and .55% for the U.S. Equity Fund. Prior to May 1, 1997, Aon Advisors, Inc. served as investment advisor to the Fund and was subject to the same compensation arrangement as GE Investment Management Incorporated.

     Certain officers and directors of Life of Virginia are also officers and directors of Capital Brokerage Corporation.


(4) SUBSEQUENT EVENT

     Effective January 1, 1999 The Life Insurance Company of Virginia merged with The Harvest Life Insurance Company to form GE Life and Annuity Assurance Company. Concurrently, the Account changed its name to GE Life & Annuity Separate Account 4. Neither of these events have an impact on net assets or unit values.

                          Independent Auditors' Report


The Board of Directors
The Life Insurance Company of Virginia:


We have audited the accompanying consolidated balance sheets of The Life Insurance Company of Virginia (an indirect wholly-owned subsidiary of General Electric Capital Corporation) and subsidiary as of December 31, 1998 and 1997, and the related consolidated statements of income and comprehensive income, shareholders' interest, and cash flows for the years then ended, and the nine months ended December 31, 1996. We have also audited the pre-acquisition statements of income and comprehensive income, shareholders' interest and cash flows for the three months ended March 31, 1996. These consolidated financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these consolidated financial statements based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the financial position of The Life Insurance Company of Virginia and subsidiary as of December 31, 1998 and 1997, and the results of their operations and their cash flows for the years then ended, the nine months ended December 31, 1996 and the pre-acquisition three months ended March 31, 1996, in conformity with generally accepted accounting principles.

As discussed in Note 1 to the consolidated financial statements, effective April 1, 1996, General Electric Capital Corporation acquired all of the outstanding stock of The Life Insurance Company of Virginia in a business combination accounted for as a purchase. As a result of the acquisition, the consolidated financial information for the periods after the acquisition is presented on a different cost basis than that for the periods before the acquisition and, therefore, is not comparable.

                                                                 KPMG LLP


Richmond, Virginia
January 22, 1999


                   THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                           CONSOLIDATED BALANCE SHEETS

                   (Dollar amounts in millions, except per share amounts)

                                                                                                             December 31,
                                                                                                             ------------
ASSETS                                                                                                1998                 1997
------                                                                                              ----------           ----------
Investments:
    Fixed maturities available-for-sale, at fair value                                               $ 6,077.2            $ 5,622.6
    Equity securities available-for-sale, at fair value:
      Common stocks                                                                                        6.1                  9.6
      Preferred stocks, non-redeemable                                                                    48.3                 95.1
    Investment in subsidiary                                                                               2.6                  2.6
    Mortgage loans, net of valuation allowance of $20.0 and $17.2
      at December 31, 1998 and 1997, respectively                                                        528.1                496.2
    Policy loans                                                                                         198.3                188.4
    Real estate owned                                                                                      2.5                  6.9
    Other invested assets                                                                                130.8                 49.5
                                                                                                         -----                 ----
              Total investments                                                                        6,993.9              6,470.9
                                                                                                       -------              -------
Cash                                                                                                       9.6                  0.2
Accrued investment income                                                                                122.8                123.1
Deferred acquisition costs                                                                               242.0                165.0
Intangible assets                                                                                        390.0                449.7
Reinsurance recoverable                                                                                   15.3                  8.7
Deferred income tax asset                                                                                 41.1                 57.4
Other assets                                                                                              42.5                 23.3
Separate account assets                                                                                5,528.7              4,066.4
                                                                                                       -------              -------
              Total assets                                                                          $ 13,385.9           $ 11,364.7
                                                                                                    ==========           ===========

          See accompanying notes to consolidated financial statements.

                   THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                                CONSOLIDATED BALANCE SHEETS

                   (Dollar amounts in millions, except per share amounts)

                                                                                                            December 31,
                                                                                                            ------------
LIABILITIES AND SHAREHOLDERS' INTEREST                                                                 1998                 1997
                                                                                                       ----                 ----
Liabilities:
    Future annuity and contract benefits                                                             $ 6,455.3            $ 5,889.8
    Liability for policy and contract claims                                                             119.6                 83.0
    Other policyholder liabilities                                                                        86.4                 75.2
    Accounts payable and accrued expenses                                                                108.8                101.0
    Separate account liabilities                                                                       5,528.7              4,066.4
                                                                                                       -------              -------
              Total liabilities                                                                       12,298.8             10,215.4
                                                                                                      --------             --------


Shareholders' interest:

    Net unrealized investment gains                                                                       49.8                 74.3
                                                                                                      --------             --------
              Accumulated non-owner changes in equity                                                     49.8                 74.3
    Preferred stock, Series A ($1,000 par value,
      $1,000 redemption and liquidation value; 200,000
      authorized, 120,000 shares issued and outstanding)                                                 120.0                    -
    Common stock ($1,000 par value, 50,000
      authorized, 4,000 shares issued and outstanding)                                                     4.0                  4.0
    Common stock declared but not issued ($1,000
      par value, 18,641 shares declared, 50,000 authorized)                                               18.6                    -
    Additional paid-in capital                                                                           917.6                925.9
    Retained earnings                                                                                    (22.9)               145.1
                                                                                                         -----                -----
              Total shareholders' interest                                                             1,087.1              1,149.3
                                                                                                       -------              -------
              Total liabilities and shareholders' interest                                          $ 13,385.9           $ 11,364.7
                                                                                                    ===========          ===========


               See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

           CONSOLIDATED STATEMENTS OF INCOME AND COMPREHENSIVE INCOME

                          (Dollar amounts in millions)

                                                                                                                     Preacquisition
                                                                                                                     --------------
                                                                                                  Nine months         Three months
                                                          Year ended          Year ended             ended               ended
                                                         December 31,        December 31,        December 31,          March 31,
                                                             1998                1997                1996                 1996
                                                             ----                ----                ----                 ----
Revenues:
    Net investment income                                        $ 482.7             $ 472.5             $ 334.4            $ 112.0
    Net realized investment gains                                   26.3                13.3                 6.0                9.0
    Premiums                                                        99.9               104.4                65.4               60.0
    Cost of insurance                                              128.5               127.2                78.3               28.9
    Variable product fees                                           60.8                44.4                23.1                5.9
    Other income                                                    17.6                18.5                11.6                4.5
                                                                     ---                ----                ----                ---
           Total revenues                                          815.8               780.3               518.8              220.3
                                                                   -----               -----               -----              -----

Benefits and expenses:
    Interest credited                                              329.6               323.4               226.0               76.1
    Benefits & other changes in policy reserves                    172.4               160.8               100.4               89.9
    Commissions                                                     99.2               117.3                78.5               35.7
    General expenses                                                98.5                77.5                49.6               15.3
    Amortization of intangibles, net                                49.0                59.6                50.1                0.6
    Change in deferred acquisition costs, net                      (76.2)             (101.5)              (71.7)             (16.2)
    Interest expense                                                 2.0                   -                   -                  -
                                                                     ---               -----               -----               -----
           Total benefits and expenses                             674.5               637.1               432.9              201.4
                                                                   -----               -----               -----              -----
           Income before income taxes                              141.3               143.2                85.9               18.9
    Provision for income taxes                                      50.7                52.2                31.8                7.0
                                                                    ----                ----                ----                ---
           Net income                                               90.6                91.0                54.1               11.9
                                                                    ----                ----                ----               ----
Other comprehensive income, net of tax:
    Unrealized gains (losses) on securities, net                   (24.5)               54.9                19.4              (91.2)
                                                                   -----                ----                ----              -----
           Comprehensive income (loss)                            $ 66.1             $ 145.9              $ 73.5            $ (79.3)
                                                                  ======             =======              ======            =======

      See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                CONSOLIDATED STATEMENTS OF SHAREHOLDERS' INTEREST

               (Dollar amounts in millions, except share amounts)

                                                                                                                    Common Stock
                                                                                                                      Declared
                                                                Preferred Stock          Common Stock              but not Issued
                                                                ---------------          ------------              --------------
                                                                Shares      Amount      Shares      Amount       Shares      Amount
                                                                ------      ------      ------      ------       ------      ------
BALANCES AT DECEMBER 31, 1995                                        -         $ -       4,000       $ 4.0            -         $ -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Capital contribution from parents                                    -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT MARCH 31, 1996                                           -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT DECEMBER 31, 1996                                        -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------

BALANCES AT DECEMBER 31, 1997                                        -           -       4,000         4.0            -           -
Comprehensive income:
    Net income                                                       -           -           -           -            -           -
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                             -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
Total comprehensive income                                           -           -           -           -            -           -
Cash dividend declared and paid                                      -           -           -           -            -           -
Preferred stock dividend                                       120,000       120.0           -           -            -           -
Common stock dividend declared but not issued                        -           -           -           -       18,641        18.6
Adjustment to reflect purchase method                                -           -           -           -            -           -
                                                                ------      ------      ------      ------       ------      ------
BALANCES AT DECEMBER 31, 1998                                  120,000      $120.0       4,000       $ 4.0       18,641      $ 18.6
                                                               =======      ======       =====       =====       ======      ======


                                                                             Accumulated
                                                              Additional       Non-owner        Retained             Total
                                                                 Paid-In         Changes        Earnings      Shareholders'
                                                                 Capital       in Equity        (Deficit)          Interest
                                                                 -------       ---------        ---------          --------
BALANCES AT DECEMBER 31, 1995                                     $749.1          $103.1          $(34.3)           $ 821.9
Comprehensive income:
    Net income                                                         -               -            11.9               11.9
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                               -           (91.2)              -              (91.2)
                                                                 -------       ---------        --------           --------
Total comprehensive income                                             -           (91.2)           11.9              (79.3)
Capital contribution from parents                                   69.3               -               -               69.3
                                                                 -------       ---------        --------           ---------

BALANCES AT MARCH 31, 1996                                         818.4            11.9           (22.4)             811.9
Comprehensive income:
    Net income                                                         -               -            54.1               54.1
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                               -            19.4               -               19.4
                                                                 -------       ---------        --------           --------
Total comprehensive income                                             -            19.4            54.1               73.5
Adjustment to reflect purchase method                              109.7           (11.9)           22.4              120.2
                                                                 -------       ---------        --------           ---------

BALANCES AT DECEMBER 31, 1996                                      928.1            19.4            54.1            1,005.6
Comprehensive income:
    Net income                                                         -               -            91.0               91.0
    Other comprehensive income, net of tax
      Unrealized gain on securities, net                               -            54.9               -               54.9
                                                                 -------       ---------        --------            -------
Total comprehensive income                                             -            54.9            91.0              145.9
Adjustment to reflect purchase method                               (2.2)              -               -               (2.2)
                                                                 -------       ---------        --------           ---------
BALANCES AT DECEMBER 31, 1997                                      925.9            74.3           145.1            1,149.3
Comprehensive income:
    Net income                                                         -               -            90.6               90.6
    Other comprehensive income, net of tax
      Unrealized loss on securities, net                               -           (24.5)              -              (24.5)
                                                                 -------       ---------        --------            -------
Total comprehensive income                                             -           (24.5)           90.6               66.1
Cash dividend declared and paid                                        -               -          (120.0)            (120.0)
Preferred stock dividend                                               -               -          (120.0)                 -
Common stock dividend declared but not issued                          -               -           (18.6)                 -
Adjustment to reflect purchase method                               (8.3)              -               -               (8.3)
                                                                 -------       ---------        --------           --------
BALANCES AT DECEMBER 31, 1998                                   $  917.6         $  49.8        $  (22.9)          $1,087.1
                                                                ========       =========        ========           ========

          See accompanying notes to consolidated financial statements.


              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                      CONSOLIDATED STATEMENTS OF CASH FLOWS

                            (Dollar amounts in millions)

                                                                                                                      Preacquisition
                                                                                                                      --------------
                                                                                                         Nine months    Three months
                                                                                                            ended           ended
                                                                           Years ended December 31,      December 31,      March 31,
                                                                           1998                 1997         1996            1996
                                                                           ----                 ----         ----            ----


Cash flows from operating activities:
    Net income                                                               $ 90.6           $ 91.0       $ 54.1          $ 11.9
                                                                             ------           ------       ------          ------
    Adjustments to reconcile net income to net cash by
      operating activities:
        Cost of insurance and surrender fees                                 (169.6)          (168.8)       (89.3)          (32.5)
        Increase in future policy benefits                                    420.4            405.0        277.8            (4.9)
        Net realized investment gains                                         (26.3)           (13.3)        (6.0)           (9.0)
        Amortization of investment premiums and discounts                       1.9              7.2          6.5             0.7
        Amortization of intangibles                                            49.5             59.6         50.1             0.6
        Deferred income tax expense (benefit)                                  29.5            (12.6)        (7.9)           10.8
        Change in certain assets and liabilities:
           Decrease (increase) in:
             Accrued investment income                                          0.3             (5.3)       (37.6)            4.1
             Deferred acquisition costs                                       (76.2)          (101.5)       (71.7)          (16.2)
             Other assets, net                                                (19.2)            (9.3)        28.5           (55.9)
           Increase (decrease) in:
             Policy and contract claims                                        30.8             37.0         29.9             4.6
             Other policyholder liabilites                                     11.3             (3.6)        71.4             9.8
             Accounts payable and accrued expenses                             24.7            (99.9)       (15.7)           87.5
                                                                               ----            -----        -----            ----

                      Total adjustments                                       277.1             94.5        236.0            (0.4)
                                                                              -----             ----        -----            ----
                      Net cash provided by operating activities               367.7            185.5        290.1            11.5
                                                                              -----            -----        -----            ----

Cash flows from investing activities:
    Proceeds from investment securities and other invested assets           1,901.6            788.6      1,123.1           299.5
    Principal collected on mortgage loans                                     116.5             87.1         46.4             8.3
    Purchase of investment securities and other invested assets            (2,410.4)        (1,115.7)    (1,280.5)         (169.2)
    Mortgage loan originations and increase in policy loan balance           (161.0)           (13.7)       (23.7)          (40.4)
                                                                             ------            -----        -----           -----
                      Net cash provided by (used in) investing activities    (553.3)          (253.7)      (134.7)           98.2
                                                                             ------           ------       ------            ----

Cash flows from financing activities:
    Proceeds from issue of investment contracts                             2,224.8          1,894.2      1,098.5           301.9
    Redemption and benefit payments on investment contracts                (1,909.8)        (1,874.6)    (1,304.0)         (358.8)
    Cash dividend to shareholders                                            (120.0)               -            -           (40.0)
    Capital contribution                                                          -                             -             2.8
                                                                                ---              ---          ---             ---
                      Net cash provided by (used in) financing activities     195.0             19.6       (205.5)          (94.1)
                                                                              -----             ----       ------           -----

                      Net increase (decrease) in cash and cash equivalents      9.4            (48.6)       (50.1)           15.6
Cash and cash equivalents at beginning of year                                  0.2             48.8         98.9            83.3
                                                                                ---             ----         ----            ----

Cash and cash equivalents at end of year                                      $ 9.6            $ 0.2       $ 48.8          $ 98.9
                                                                              =====            =====       ======          ======

          See accompanying notes to consolidated financial statements.

              THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(1)      Summary of Significant Accounting Policies
         (a)      Principles of Consolidation
         The accompanying consolidated financial statements include the historical operations and accounts of The Life Insurance Company of Virginia and its subsidiary, Assigned Settlements Inc. (collectively the "Company" or "Life of Virginia"). All significant intercompany accounts and transactions have been eliminated in consolidation.

         Prior to April 1, 1996, Combined Insurance Company of America ("CICA") owned 100% or 4,000 shares of Life of Virginia. CICA is a wholly-owned subsidiary of AON Corporation ("AON"). On April 1, 1996, CICA sold 100% of the issued and outstanding shares of Life of Virginia to General Electric Capital Corporation ("GE Capital"). Immediately thereafter, 80% was contributed to General Electric Capital Assurance Company (the "Parent" or "GECA"). On December 31, 1996, the remaining 20% was contributed to GE Financial Assurance Holdings, Inc. ("GEFAHI"). GECA is an indirect wholly-owned subsidiary of GEFAHI.

         (b)      Basis of Presentation
         The accompanying consolidated financial statements have been prepared on the basis of generally accepted accounting principles ("GAAP") for insurance companies, which vary in several respects from accounting practices prescribed or permitted by the Insurance Commissioner of the state where the Company is domiciled. The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts and related disclosures. Actual results could differ from those estimates.

         Certain prior year amounts have been reclassified to conform to current year presentation.

         (c)      Products

         The Company primarily sells variable annuities and universal life insurance to customers throughout most of the United States. The Company distributes variable annuities primarily through intermediaries such as stockbrokers and universal life insurance primarily through career agents and independent brokers. The Company is also engaged in the sale of traditional individual and group life products and guaranteed investment contracts. Approximately 21%, 29%, and 31% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the South Atlantic region of the United States, and approximately 28%, 13%, and 9% of premium and annuity consideration collected, in 1998, 1997, and 1996, respectively, came from customers residing in the Mid-Atlantic region of the United States.

         Although the Company markets its products through numerous distributors, approximately 23%, 22%, and 21% of the Company's sales in 1998, 1997, and 1996,

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

respectively, have been through two specific national stockbrokerage firms. Loss of all or a substantial portion of the business provided by these stockbrokerage firms could have a material adverse effect on the business and operations of the Company. The Company does not believe, however, that the loss of such business would have a long-term adverse effect because of the Company's competitive position in the marketplace and the availability of business from other distributors.

         (d)      Purchase Accounting Method

         Upon acquisition of Life of Virginia by GE Capital, Life of Virginia restated its financial statements in accordance with the purchase method of accounting. The net purchase price for Life of Virginia and its subsidiary of $921.6 was allocated according to the fair values of the acquired assets and liabilities, including the estimated present value of future profits. These allocated values were dependent upon policies in force and market conditions at the time of closing.

         In addition to revaluing all material tangible assets and liabilities to their respective estimated fair values as of the closing date of the sale, Life of Virginia also recorded in its consolidated financial statements the excess of cost over fair value of net assets acquired (goodwill) as well as the present value of future profits to be derived from the purchased business. These amounts were determined in accordance with the purchase method of accounting. This new basis of accounting resulted in an increase in shareholders' equity of $109.7 (net of purchase accounting adjustments of $8.3 and $2.2 in 1998 and 1997, respectively), reflecting the application of the purchase method of accounting. The Company's consolidated financial statements subsequent to April 1, 1996 reflect this new basis of accounting.

         All amounts for periods ended before April 1, 1996 are labeled "Preacquisition" and are based on the preacquisition historical costs in accordance with generally accepted accounting principles. The periods ending after such date are based on fair values at April 1, 1996 (which becomes the new cost basis) and subsequent costs in accordance with the purchase method of accounting.

         (e)      Revenues

         Investment income is recorded when earned. Realized investment gains and losses are calculated on the basis of specific identification. Premiums on long-duration insurance products are recognized as earned when due or, in the case of life contingent immediate annuities, when the contracts are issued. Premiums received under annuity contracts without significant mortality risk and premiums received on universal life products are not reported as revenues but as future annuity and contract benefits. Cost of insurance is charged to universal life policyholders based upon at risk amounts, and is recognized as revenue when due. Variable product fees are charged to variable annuity and variable life policyholders based upon the daily net assets of the policyholders' account values, and are recognized as revenue when charged.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

Other income consists primarily of surrender charges on certain policies. Surrender charges are recognized as income when the policy is surrendered.

         (f)      Statements of Cash Flows

         Certificates and other time deposits are classified as short-term investments on the consolidated balance sheets and considered cash equivalents on the consolidated statements of cash flows.

         (g)      Investments

         The Company has designated its fixed maturities (bonds, notes, mortgage-backed securities, and redeemable preferred stock) and equity securities (common and non-redeemable preferred stock) as available-for-sale. The fair value for fixed maturities and equity securities is based on individual quoted market prices, where available. For fixed maturities not actively traded, fair values are estimated using values obtained from independent pricing services or, in the case of private placements, are estimated by discounting expected future cash flows using a current market rate applicable to the credit quality, call features and maturity of the investments, as applicable.

         Changes in the market values of investments available-for-sale, net of the effect on deferred policy acquisition costs, present value of future profits and deferred federal income taxes are reflected as unrealized investment gains or losses in a separate component of shareholders' interest and, accordingly, have no effect on net income but are shown as a component of other comprehensive income (loss). Unrealized losses that are considered other than temporary are recognized in earnings through an adjustment to the amortized cost basis of the underlying securities. Additionally, reserves for mortgage loans and certain other long-term investments are established based on an evaluation of the respective investment portfolio, past credit loss experience, and current economic conditions. Writedowns and the change in reserves are included in realized investment gains and losses in the consolidated statements of income and comprehensive income. In general, the Company ceases to accrue investment income when interest or dividend payments are in arrears.

         Investment income on mortgage-backed securities is initially based upon yield, cash flow and prepayment assumptions at the date of purchase. Subsequent revisions in those assumptions are recorded using the retrospective method, whereby the amortized cost of the securities is adjusted to the amount that would have existed had the revised assumptions been in place at the date of purchase. The adjustments to amortized cost are recorded as a charge or credit to investment income. Realized gains and losses are accounted for on the specific identification method.

         Mortgage loans and policy loans are carried at their unpaid principal balance, net of allowances for estimated uncollectible amounts. Short-term investments are carried at amortized cost which approximates fair value. Equity securities are carried at fair value. Investments in limited partnerships are accounted for under the equity method of accounting. Real estate is

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

carried generally at cost less accumulated depreciation. Other long-term investments are carried generally at amortized cost.

         Under certain securities lending transactions, the Company requires the borrower provide collateral, consisting primarily of cash and government securities, on a daily basis, in amounts equal to or exceeding 102% of the market value of the applicable securities loaned.

          (h)     Deferred Acquisition Costs

         Acquisition costs include costs and expenses which vary with and are primarily related to the acquisition of insurance and investment contracts.

         Deferred acquisition costs include first-year commissions in excess of recurring renewal commissions, certain solicitation and printing costs, and certain support costs such as underwriting and policy issue expenses. For investments and universal life type contracts, amortization is based on the present value of anticipated gross profits from investments, interest credited, surrender and other policy charges, and mortality and maintenance expenses. Amortization is adjusted retroactively when current or estimates of future gross profits to be realized are revised. For other long-duration insurance contracts, the acquisition costs are amortized in relation to the estimated benefit payments or the present value of expected future premiums.

         Deferred acquisition costs are reviewed to determine if they are recoverable from future income, including investment income, and, if not considered recoverable, are charged to expense.

         (i)      Intangible Assets

         Present Value of Future Profits-In conjunction with the acquisition of the Company, a portion of the purchase price was assigned to the right to receive future gross profits arising from existing insurance and investment contracts. This intangible asset, called present value of future profits (PVFP), represents the actuarially determined present value of the projected future cash flows from the acquired policies.

         Goodwill-Goodwill is amortized over a period of 20 years on the straight-line method. Goodwill in excess of associated expected operating cash flows is considered to be impaired and is written down to fair value. No such write-downs have occurred.

         (j)      Federal Income Taxes

         Pursuant to the acquisition on April 1, 1996, GE Capital, and AON, the Company's previous ultimate parent, agreed to file an election to treat the acquisition of Life of Virginia as an asset acquisition under the provisions of Internal Revenue Code Section 338(h)(10). As a result of that election, the tax basis of the Company's assets as of the date of acquisition were revalued based upon fair market values. The principal effect of the election was to establish a tax basis of intangibles for the value of the business acquired that is amortizable for tax purposes over 10-15 years.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

         Deferred income taxes have been provided for the effects of temporary differences between financial reporting and tax bases of assets and liabilities and have been measured using the enacted marginal tax rates and laws that are currently in effect.

         (k)      Reinsurance

         Premium revenue, benefits, underwriting, acquisition and insurance expenses are reported net of the amounts relating to reinsurance ceded to other companies. Amounts due from reinsurers for incurred future claims are reflected in the reinsurance recoverable asset. The cost of reinsurance is accounted for over the terms of the related treaties using assumptions consistent with those used to account for the underlying reinsured policies.

         (l)      Future Annuity and Contract Benefits

         Future annuity and contract benefits consist of the liability for investment contracts, insurance contracts and accident and health contracts. Investment contract liabilities are generally equal to the policyholder's current account value. The liability for insurance and accident and health contracts is calculated based upon actuarial assumptions as to mortality, morbidity, interest, expense and withdrawals, with experience adjustments for adverse deviation where appropriate.

         (m)      Liability for Policy and Contract Claims

         The liability for policy and contract claims represents the amount needed to provide for the estimated ultimate cost of settling claims relating to insured events that have occurred on or before the end of the respective reporting period. The estimated liability includes requirements for future payments of (a) claims that have been reported to the insurer, and (b) claims related to insured events that have occurred but that have not been reported to the insurer as of the date the liability is estimated.

         (n)      Separate Account Assets and Liabilities

         The separate account assets and liabilities represent funds held for the exclusive benefit of the variable annuity and variable life contract owners. The Company receives mortality risk fees and administration charges from the variable mutual fund portfolios. The separate account assets are carried at fair value and are equivalent to the liabilities that represent the policyholders' equity in those assets.

         The Company has periodically transferred capital to the separate accounts to provide for the initial purchase of investments in new mutual fund portfolios. As of December 31, 1998, approximately $41.8 of the Company's other invested assets related to its capital investments in the separate accounts.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

         (o)      INTEREST RATE RISK MANAGEMENT

         As a matter of policy, the Company does not engage in derivatives trading, market-making or other speculative activities.

         The Company uses interest rate floors primarily to minimize risk on investment contracts with minimum guaranteed interest rates. The Company requires all interest rate floors to be designated and accounted for as hedges of specific assets, liabilities or committed transactions; resulting payments and receipts are recognized contemporaneously with effects of hedged transactions. A payment or receipt arising from early termination of an effective hedge is accounted for as an adjustment to the basis of the hedged transaction.

         Instruments used as hedges must be effective at reducing the risk associated with the exposure being hedged and must be designated as a hedge at the inception of the contract. Accordingly, changes in market values of hedged instruments must be highly correlated with changes in market values of underlying hedges items both at inception of the hedge and over the life of the hedge contract. Any instrument designated but ineffective as a hedge is marked to market and recognized in operations immediately.

 (2)     INVESTMENTS

         (a)      General

         The sources of investment income of the Company were as follows:

                                                                                              Preacquisition
                                                                                              --------------
                                                                              Nine months     Three months
                                               Year ended     Year ended         ended            ended
                                              December 31,   December 31,    December 31,       March 31,
                                                  1998           1997            1996             1996
                                              -------------  -------------   --------------   --------------

Fixed maturities                                   $ 415.3        $ 399.5          $ 276.9           $ 93.6
Equity securities                                      4.9            7.3              8.7              4.2
Mortgage loans                                        46.5           48.3             41.3             13.5
Policy loan interest                                  14.0           13.3              9.6              2.9
Other investments                                      6.7            9.0              3.3              0.1
                                              -------------  -------------   --------------   --------------

Gross investment income                              487.4          477.4            339.8            114.3
Investment expenses                                   (4.7)          (4.9)            (5.4)            (2.3)
                                              -------------  -------------   --------------   --------------

Net investment income                              $ 482.7        $ 472.5          $ 334.4          $ 112.0
                                              =============  =============   ==============   ==============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Sales proceeds and gross realized investment gains and losses resulting from the sales of investment securities available-for-sale were as follows:

                                                                                            Preacquisition
                                                                                            --------------
                                                                            Nine months     Three months
                                           Year ended       Year ended         ended            ended
                                          December 31,     December 31,    December 31,       March 31,
                                              1998             1997            1996             1996
                                          --------------  ---------------  --------------   --------------
Sales proceeds                                $ 1,232.5          $ 387.1         $ 818.4          $ 262.9
                                          ==============  ===============  ==============   ==============

Gross realized investment:
    Gains                                          40.0             18.2            10.0             10.8
    Losses                                        (13.7)            (4.9)           (4.0)            (1.8)
                                          --------------  ---------------  --------------   --------------

Net realized investment gains                    $ 26.3           $ 13.3           $ 6.0            $ 9.0
                                          ==============  ===============  ==============   ==============




         The additional proceeds from the investments presented in the consolidated statements of cash flows result from principal collected on mortgage-backed securities, maturities, calls and sinking payments.

         Net unrealized gains and losses on investment securities classified as available-for-sale are reduced by deferred income taxes and adjustments to the present value of future profits and deferred policy acquisition costs that would have resulted had such gains and losses been realized. Net unrealized gains and losses on available-for-sale investment securities reflected as a separate component of shareholders' interest as of December 31, are summarized as follows:

                                                                                     1998           1997
                                                                                 -------------  --------------
Net unrealized gains on available-for-sale investment securities before adjustments:
      Fixed maturities                                                                $ 112.5         $ 154.5
      Equity securities                                                                   5.5            14.6
      Other invested assets                                                               2.3             6.4
                                                                                 -------------  --------------

          Subtotal                                                                      120.3           175.5
                                                                                 -------------  --------------


Adjustments to the present value of future profits and deferred acquisition costs:      (43.7)          (61.2)
Deferred income taxes                                                                   (26.8)          (40.0)
                                                                                 -------------  --------------

          Net unrealized gains on available-for-sale investment securities:            $ 49.8          $ 74.3
                                                                                 =============  ==============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Under purchase accounting, the fair value of Life of Virginia's fixed maturity investments as of April 1, 1996, became Life of Virginia's new cost basis in such investments. The difference between the new cost basis and original par is then amortized against investment income over the remaining effective lives of the fixed maturity investments.

         At December 31, the amortized cost, gross unrealized gains and losses, and fair values of the Company's fixed maturities and equity securities available-for-sale were as follows:

                                                                      Gross        Gross
   1998                                                Amortized    unrealized   unrealized      Fair
-------------
                                                          cost        gains       losses        value
                                                      -----------  -----------  ----------   -----------
Fixed maturities:
U.S. government and agencies                              $ 36.7        $ 1.3      $ (0.1)       $ 37.9
States and municipal                                         1.6          0.4           -           2.0
Non-U.S.  government                                         3.0            -        (0.4)          2.6
U.S. corporate                                           3,765.9        126.7       (51.8)      3,840.8
Non-U.S. corporate                                         291.6          5.9        (7.2)        290.3
Mortgage-backed                                          1,865.9         47.3        (9.6)      1,903.6
                                                      -----------  -----------  ----------   -----------

         Total fixed maturities                          5,964.7        181.6       (69.1)      6,077.2

Common stocks and non-redeemable preferred stocks           48.9          5.8        (0.3)         54.4
                                                      -----------  -----------  ----------   -----------

Total available-for-sale securities                    $ 6,013.6      $ 187.4     $ (69.4)    $ 6,131.6
                                                      ===========  ===========  ==========   ===========




                                                                      Gross        Gross
   1997                                                 Amortized    unrealized   unrealized      Fair
------------
                                                          cost         gains        losses       value
                                                       ------------  ----------   ----------  ------------

Fixed maturites:
U.S. government and agencies                                $ 44.3       $ 1.3          $ -        $ 45.6
State and municipal                                            1.8         0.3            -           2.1
Non-U.S.  government                                             -           -            -             -
U.S. corporate                                             3,362.1       120.6         (8.1)      3,474.6
Non-U.S.  corporate                                          200.1         6.5         (0.3)        206.3
Mortgage-backed                                            1,859.8        39.6         (5.4)      1,894.0
                                                       ------------  ----------   ----------  ------------

         Total fixed maturities                            5,468.1       168.3        (13.8)      5,622.6

Common stocks and non-redeemable preferred stocks             90.1        14.6            -         104.7
                                                       ------------  ----------   ----------  ------------

Total available-for-sale securities                       $5,558.2     $ 182.9      $ (13.8)    $ 5,727.3
                                                       ============  ==========   ==========  ============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The scheduled maturity distribution of the fixed maturity portfolio at December 31 follows. Expected maturities may differ from scheduled contractual maturities because issuers of securities may have the right to call or prepay obligations with or without call or prepayment penalties.


                                                                 1998
                                                       -------------------------
                                                        Amortized       Fair
                                                          Cost          Value
                                                       -----------  ------------

Due in one year or less                                  $ 119.6       $ 120.2
Due one year through five years                          1,895.0       1,941.1
Due five years through ten years                         1,299.4       1,304.5
Due after ten years                                        784.8         807.8
                                                       -----------  ------------

            Subtotals                                    4,098.8       4,173.6

Mortgage-backed securities                               1,865.9       1,903.6
                                                       -----------  ------------

            Totals                                     $ 5,964.7     $ 6,077.2
                                                     ===========  ============



         As required by law, the Company has investments on deposit with governmental authorities and banks for the protection of policyholders of $4.0 and $4.7 as of December 31, 1998 and 1997, respectively.

         As of December 31, 1998, approximately 26.6% and 14.8% of the Company's investment portfolio is comprised of securities issued by the manufacturing and financial industries, respectively, the vast majority of which are rated investment grade, and which are senior secured bonds. No other industry group comprises more than 10% of the Company's investment portfolio. This portfolio is widely diversified among various geographic regions in the United States, and is not dependent on the economic stability of one particular region.

         As of December 31, 1998, the Company did not hold any fixed maturity securities which exceeded 10% of shareholders' interest.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The credit quality of the fixed maturity portfolio at December 31, follows. The categories are based on the higher of the ratings published by Standard & Poors or Moody's.

                                                             1998                           1997
                                                  -------------------------      --------------------------
                                                     Fair                           Fair
                                                     value        Percent           value        Percent
                                                  ------------   ----------      ------------   -----------

Agencies and treasuries                               $ 270.5          4.5 %         $ 308.4           5.5 %
AAA/Aaa                                               1,518.7         25.0           1,464.5          26.0
AA/Aa                                                   376.6          6.2             320.4           5.7
A/A                                                   1,201.4         19.8           1,101.4          19.6
BBB/Baa                                               1,762.2         29.0           1,862.3          33.1
BB/Ba                                                   378.3          6.2             306.8           5.5
B/B                                                     187.4          3.1              76.7           1.4
Not rated                                               382.1          6.2             182.1           3.2
                                                  ------------   ----------      ------------   -----------

Totals                                              $ 6,077.2        100.0 %       $ 5,622.6         100.0 %
                                                  ============   ==========      ============   ===========





         Bonds with ratings ranging from AAA/Aaa to BBB-/Baa3 are generally regarded as investment grade securities. Some agencies and treasuries (that is, those securities issued by the United States government or an agency thereof) are not rated, but all are considered to be investment grade securities. Finally, some securities, such as private placements, have not been assigned a rating by any rating service and are therefore categorized as "not rated." This has neither positive nor negative implications regarding the value of the security.

         (b) Mortgage and Real Estate Portfolio

         The Company's mortgage and real estate portfolio is distributed by geographic location and type. However, the Company has concentration exposures in certain regions and in certain types as shown in the following two tables.

         Geographic distribution as of December 31, 1998:

                                                    Mortgage        Real Estate
                                                ------------       ------------

South Atlantic                                        38.4 %            100.0 %
Pacific                                               16.3                -
East North Central                                    14.7                -
West South Central                                    10.8                -
Mountain                                              10.5                -
Other                                                  9.3                -
                                               ------------       ------------

Totals                                               100.0 %            100.0 %
                                               ============       ============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Type distribution as of December 31, 1998:

                                                 Mortgage          Real Estate
                                              -------------       ------------

Office Building                                       23.6 %              -   %
Retail                                                23.3              100.0
Industrial                                            22.4                -
Apartments                                            21.2                -
Other                                                  9.5                -
                                              -------------       ------------

Totals                                               100.0 %            100.0 %
                                              =============       ============



         "Impaired" loans are defined under generally accepted accounting principles as loans for which it is probable that the lender will be unable to collect all amounts due according to the original contractual terms of the loan agreement. That definition excludes, among other things, leases or large groups of smaller-balance homogenous loans, and therefore applies principally to the Company's commercial loans.

         Under these definitions, the Company has two types of "impaired" loans as of December 31, 1998 and 1997: loans requiring allowances for losses and loans expected to be fully recoverable because the carrying amount has been reduced previously through charge-offs or deferral at income recognition ($11.3 and $23.0, respectively). There was no allowance for losses on these loans as of December 31, 1998 and 1997. Average investment in impaired loans during 1998 and 1997 was $20.0 and $23.0 and interest income earned on these loans while they were considered impaired was $1.8 and $2.0 for the years ended 1998 and 1997, respectively. There were no impaired loans nor related interest income earned on such loans in 1996.

         The following table shows the activity in the allowance for losses during the years ended December 31:

                                                     1998             1997
                                                ---------------  ---------------

Balance on January 1                                    $ 17.2           $ 20.8
Provision charged to operations                            1.1              1.1
Amounts written off, net of recoveries                     1.7             (4.7)
                                                ---------------  ---------------

Balance at December 31                                  $ 20.0           $ 17.2
                                                ===============  ===============

         The allowance for losses on mortgage loans at December 31, 1998 and 1997 represented 3.6% and 3.4% of gross mortgage loans, respectively.

         The Company had $5.6 and $6.4 of non-income producing mortgage loan investments as of December 31, 1998 and December 31, 1997, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(3)      Deferred Acquisition Costs

         Activity impacting deferred policy acquisition costs was as follows:

                                                                                                    Preacquisition
                                                                                                    ----------------
                                                                                     Nine months       Three months
                                                    Year ended       Year ended            ended              ended
                                                  December 31,     December 31,     December 31,          March 31,
                                                          1998             1997             1996               1996
                                                ---------------  ---------------  ---------------   ----------------
Unamortized balance - beginning of period              $ 173.2           $ 71.7              $ -            $ 363.9
Costs deferred                                            93.6            112.3             74.9               22.2
Amortization, net                                        (17.4)           (10.8)            (3.2)              (6.0)
                                                ---------------  ---------------  ---------------   ----------------

Unamortized balance - end of period                      249.4            173.2             71.7              380.1
Cumulative effect of net unrealized
    investment (gains) losses                             (7.4)            (8.2)            (1.4)              17.9
                                                ---------------  ---------------  ---------------   ----------------

Recorded balance                                       $ 242.0          $ 165.0           $ 70.3            $ 398.0
                                                ===============  ===============  ===============   ================



(4)      Intangibles

         (a)      Present Value of Future Profits (PVFP)

         As of April 1, 1996, Life of Virginia established an intangible asset that represents the present value of future profits ("PVFP"). PVFP reflects the estimated fair value of the Company's life insurance business in-force and represents the portion of the cost to acquire the Company that is allocated to the value of the right to receive future cash flows from insurance contracts existing at the date of acquisition. Such value is the present value of the actuarially determined projected cash flows for the acquired policies discounted at an appropriate rate.

         PVFP is amortized, net of accreted interest, in a manner similar to the amortization of deferred acquisition costs. Interest accretes at rates credited to policyholders on underlying contracts. Recoverability of PVFP is evaluated periodically by comparing the current estimate of expected future gross profits to the unamortized asset balance. If such a comparison indicates that the expected gross profits will not be sufficient to recover PVFP, the difference is charged to expense.

         Prior to April 1, 1996, Life of Virginia's PVFP was calculated in a similar manner as the PVFP discussed above and related to policies in-force on April 30, 1986, the date the Company was acquired by AON. Under purchase accounting this PVFP was removed.

         PVFP is further adjusted to reflect the impact of unrealized gains or losses on fixed maturities classified as available for sale in the investment portfolios. Such adjustments are not recorded in the Company's net income but rather as a credit or charge to shareholders' interest, net of applicable income tax. The components of PVFP are as follows:

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)




                                                                                                Preacquisition
                                                                                                ----------------
                                                                                 Nine months     Three months
                                                   Year ended      Year ended       ended            ended
                                                   December 31,   December 31,   December 31,      March 31,
                                                      1998            1997           1996            1996
                                                   ------------   -------------  -------------  ----------------

Unamortized bal. - beginning of period                 $ 385.7         $ 438.9            $ -            $ 32.6
Purchase accounting adjustments                              -               -          484.0                 -
Interest accrued at 6.25%, 6.75% and 6.25%
       for 1998, 1997, and 1996, respectively             24.0            28.4           22.4               0.5
Amortization                                             (70.4)          (81.6)         (67.5)             (1.1)
                                                   ------------   -------------  -------------  ----------------

Unamortized balance - end of period                      339.3           385.7          438.9              32.0
Cumulative effect of net unrealized
    investment (gains) losses                            (36.3)          (53.1)         (19.7)                -
                                                   ------------   -------------  -------------  ----------------

Recorded balance                                       $ 303.0         $ 332.6        $ 419.2            $ 32.0
                                                   ============   =============  =============  ================




         The estimated percentage of the December 31, 1998 balance, before the effect of unrealized investment gains or losses, to be amortized over each of the next five years is as follows:

         1999                                            11.4 %
         2000                                             8.3
         2001                                             7.3
         2002                                             6.0
         2003                                             5.0



         (b)      Goodwill

         At December 31, 1998 and 1997, total unamortized goodwill was $87.0 and $117.1, respectively, which is shown net of accumulated amortization and adjustments of $41.4 and $13.2 for the years ended December 31, 1998 and 1997, respectively. Goodwill amortization was $2.6, $6.4, and $5.0 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Cumulative adjustments to goodwill totaled $(27.6), ($1.9) and $11.2 for the years ending December 31, 1998 and 1997, and for the nine month period ending December 31, 1996, respectively. Adjustments relate primarily to the settlement of purchase price with AON.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)

(5)       Reinsurance and Claim Reserves

         Life of Virginia is involved in both the cession and assumption of reinsurance with other companies. Life of Virginia's reinsurance consists primarily of long-duration contracts that are entered into with financial institutions and related party reinsurance. Although these reinsurance agreements contractually obligate the reinsurers to reimburse the Company, they do not discharge the Company from its primary liabilities and the Company remains liable to the extent that the reinsuring companies are unable to meet their obligations.

         In order to limit to amount of loss retention, certain policy risks are reinsured with other insurance companies. The maximum of individual ordinary life insurance normally retained by the Company on any one life policy is $1. The Company does not have significant reinsurance contracts with any one reinsurer that could have a material impact on its results of operations.

         A summary of reinsurance activity is as follows:

                                                                                           Preacquisition
                                                                                           ---------------
                                                                             Nine months     Three months
                                           Year ended       Year ended             ended            ended
                                         December 31,     December 31,      December 31,        March 31,
                                                 1998             1997              1996             1996
                                       ---------------  ---------------   ---------------  ---------------
Direct                                        $ 333.0          $ 321.3            $ 94.7           $ 73.7
Assumed                                          19.2             20.7              59.0             35.0
Ceded                                          (123.8)          (110.4)            (10.0)           (19.8)
                                       ---------------  ---------------   ---------------  ---------------
Net premiums earned                           $ 228.4          $ 231.6           $ 143.7           $ 88.9
                                       ---------------  ---------------   ---------------  ---------------
Percentage of amount assumed to net                8%               9%               41%              39%
                                       ===============  ===============   ===============  ===============

         Due to the nature of the Company's reinsurance contracts, premiums earned approximate premiums written. The above premium amounts include cost of insurance charges on universal life policies.

         A significant portion of Life of Virginia's ceded premiums relates to group life and health premiums. Life of Virginia is the primary carrier for the State of Virginia employees group life and health plan. By statute, Life of Virginia must reinsure these risks with other Virginia domiciled companies who wish to participate.

         Incurred losses and loss adjustment expenses are net of reinsurance of $82.3, $72.7, $60.5, and $17.2 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         In connection with the sale of the Company, the following transactions occurred effective January 1, 1996: single premium deferred annuity liabilities reinsured with CICA in 1995 were recaptured, guaranteed investment contract liabilities reinsured with CICA in 1994 were recaptured, other lines of CICA insurance business inforce were assumed, and other related liabilities of CICA were assumed. In conjunction with the recapture and assumption, CICA transferred to Life of Virginia assets with a fair value totaling $842.6. For the three months ended March 31, 1996, premiums of $33.9, benefits of $46.7, commission expense of $10.2 and a capital contribution of $69.3 as a result of various reinsurance transactions.

(6)      Future Annuity and Contract Benefits

         (a)      Investment Contracts

         Investment contracts are broadly defined to include contracts without significant mortality or morbidity risk. Payments received from sales of investment contracts are recognized by providing a liability equal to the current account value of the policyholder's contracts. Interest rates credited to investment contracts are guaranteed for the initial policy term with renewal rates determined as necessary by management.

         (b)      Insurance Contracts

         Insurance contracts are broadly defined to include contracts with significant mortality and/or morbidity risk. The liability for future benefits of insurance contracts is the present value of such benefits based on mortality, morbidity, and other assumptions which were appropriate at the time the policies were issued or acquired. These assumptions are periodically evaluated for potential premium deficiencies. Reserves for cancelable accident and health insurance are based upon unearned premiums, claims incurred but not reported, and claims in the process of settlement. This estimate is based on the experience of the insurance industry and the Company, adjusted for current trends. Any changes in the estimated liability are reflected in income as the estimates are revised.

         The following chart summarizes the major assumptions underlying the Company's recorded liabilities for future annuity and contract benefits:

                                                                  Mortality/
                                                  Withdrawal       Morbidity  Interest Rate                   December 31,
                                                                                                 ----------------------------
                                                  Assumption      Assumption     Assumption             1998            1997
                                               -------------- --------------- --------------     ------------   -------------
Investment Contracts                                N/A            N/A             N/A             $ 4,463.3       $ 3,951.4
Limited-payment Contracts                          None            (a)          3.8-9.3%                14.4            14.0
Traditional life insurance contracts              Company          (b)            7.2%                 369.0           363.7
                                                Experience
Universal life-type contracts                       N/A            N/A             N/A               1,605.7         1,557.4
Accident & Health                                 Company          (c)            7.2%                   2.9             3.3
                                                Experience
                                                                                                 ------------   -------------

Total future annuity and contract benefits                                                         $ 6,455.3       $ 5,889.8
                                                                                                 ============   =============

a) Either the United States Population Table, 1983 Group Annuitant Mortality Table or 1983 Individual Annuitant Mortality Table.
b)  Principally modifications of the 1965-70 or 1975-80 Select and Ultimate
    Tables.
c) The 1958 Commissioner's Standard Ordinary Table and 1964 modified and 1987 Commissioner's Disability Tables.

(7)      Income Taxes

         Beginning April 1, 1996, Life of Virginia and its subsidiary have been included in the life insurance company consolidated federal income tax return of GECA and are also subject to a separate tax-sharing agreement, as approved by state insurance regulators, the provisions of which are substantially the same as the tax-sharing agreement with GE Capital. Prior to April 1, 1996, Life of Virginia was included in the consolidated federal income tax return of AON and its principal domestic subsidiaries and in accordance with intercompany policy, provided taxes on income based on a separate company basis. Amounts payable or recoverable related to periods before April 1, 1996, are subject to an indemnification agreement with AON. As such the Company is not at risk for income taxes nor entitled to recoveries related to those periods.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The total provision for income taxes consisted of the following components:

                                                                                                 Preacquisition
                                                                                                 ---------------
                                                                                   Nine months     Three months
                                                  Year ended      Year ended             ended            ended
                                                  December 31,  December 31,      December 31,        March 31,
                                                        1998            1997              1996             1996
                                                -------------  --------------   ---------------  ---------------
Current federal income tax provision (benefit)        $ 19.9          $ 62.4            $ 38.1           $ (3.6)
Deferred federal income tax provision (benefit)         28.7           (12.4)             (7.6)            10.3
                                                -------------  --------------   ---------------  ---------------
    Subtotal-federal provision                          48.6            50.0              30.5              6.7
Current state income tax provision (benefit)             1.3             2.4               1.6             (0.2)
Deferred state income tax provision (benefit)            0.8            (0.2)             (0.3)             0.5
                                                -------------  --------------   ---------------  ---------------
    Subtotal-state provision                             2.1             2.2               1.3              0.3
                                                -------------  --------------   ---------------  ---------------
    Total income tax provision                        $ 50.7          $ 52.2            $ 31.8            $ 7.0
                                                =============  ==============   ===============  ===============

         The reconciliation of the federal statutory rate to the effective income tax rate is as follows:

                                                                                              Preacquisition
                                                                                             -----------------
                                                                               Nine months     Three months
                                              Year ended       Year ended            ended            ended
                                            December 31,     December 31,     December 31,        March 31,
                                                    1998             1997             1996             1996
                                            -------------  ---------------  ---------------  ---------------
Statutory U.S. federal income tax rate              35.0 %           35.0 %           35.0 %           35.0 %
State income tax                                     0.5              0.5              0.5              0.5
Non-deductible goodwill amortization                 0.7              1.6              2.0              0.0
Other, net                                          (0.3)            (0.6)            (0.5)             1.5
                                            -------------  ---------------  ---------------  ---------------

    Effective rate                                  35.9 %           36.5 %           37.0 %           37.0 %
                                            =============  ===============  ===============  ===============

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         The components of the net deferred income tax asset (liability) at December 31 are as follows:

                                                                            December 31,        December 31,
                                                                                    1998                1997
                                                                        -----------------   -----------------
Assets:
     Insurance reserve amounts                                                   $ 147.1             $ 142.9
     Deferred acquisition costs                                                        -                11.8
     Other                                                                           5.9                24.5
                                                                        -----------------   -----------------
         Total deferred tax assets                                                 153.0               179.2
                                                                        -----------------   -----------------

Liabilities:
     Net unrealized investment gains on investment securities                       26.8                40.0
     Investments                                                                     3.5                 2.7
     Present value of future profits                                                67.1                79.1
     Deferred acquisition costs                                                     14.5                   -
                                                                        -----------------   -----------------
         Total deferred tax liabilities                                            111.9               121.8
                                                                        -----------------   -----------------
         Net deferred income tax asset                                            $ 41.1              $ 57.4
                                                                        =================   =================





         Based on an analysis of the Company's tax position, management believes it is more likely than not that the results of future operations and implementation of tax planning strategies will generate sufficient taxable income enabling the Company to realize remaining deferred tax assets. Accordingly, no valuation allowance for deferred tax assets is deemed necessary.

         The Company paid (refunded) $19.2, $64.4, $38.6, and $(2.4), for federal and state income taxes for the year ended December 31, 1998, 1997, the nine months ended December 31, 1996, and three months ended March 31, 1996, respectively.

(8)      Related Party Transactions

         Life of Virginia pays investment advisory fees and other fees to affiliates. Amounts incurred for these items aggregated $11.5, $11.9, $3.2, and $3.5 for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively. Life of Virginia charges affiliates for certain services and for the use of facilities and equipment which aggregated $19.1, $4.6, $2.0, and $1.0, for the years ended December 31, 1998 and 1997, the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

         Life of Virginia pays interest on outstanding amounts under a credit funding agreement with GNA Corporation, the parent company of GECA. Interest expense under this agreement was $2.0 and $0.0 with outstanding borrowings of $53.9 and $0.0 as of December 31, 1998 and 1997, respectively.

         At December 31, 1998 and 1997, Life of Virginia held investments in securities of certain affiliates amounting to $2.6. Amounts included in net investment income related to these holdings totaled $0.1, $0.1, $0.1, and $0.2 for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996, respectively.

         During 1998, Life of Virginia sold $18.5 of third-party preferred stock investments to an affiliate. This resulted in a gain on sale of $3.9, which is included in net realized investment gains.

(9)      Commitments and Contingencies

         (a)      Mortgage Loan Commitments

         Life of Virginia has certain investment commitments to provide fixed-rate loans. The investment commitments, which would be collateralized by related properties of the underlying investments, involve varying elements of credit and market risk. Investment commitments outstanding as of December 31, 1998 and 1997, totaled $72.0 and $16.7, respectively.

(B)      Guaranty Association Assessments

         The Company is required by law to participate in the guaranty associations of the various states in which they do business. The state guaranty associations ensure payment of guaranteed benefits, with certain restrictions, to policyholders of impaired or insolvent insurance companies by assessing all other companies involved in similar lines of business.

         There are currently several unrelated insurance companies which had substantial amounts of annuity business in the process of liquidation or rehabilitation. The Company paid assessments of $2.9, $3.8, $0.2 and $1.4 to various state guaranty associations during 1998, 1997, the nine month period ended December 31, 1996, and the three month period ended March 31, 1996, respectively. At December 31, 1998 and 1997, accounts payable and accrued expenses include $15.4 and $18.2, respectively, related to estimated future payments.

         (c)      Leases

         The Company has noncancelable operating leases for certain office space, equipment and automobiles. Rental expense for all operating leases for the years ended December 31, 1998 and 1997, for the nine months ended December 31, 1996, and the three months ended March 31, 1996 amounted to $1.4, $1.3, $2.5, and $0.8, respectively.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Future minimum commitments under operating leases that have initial or remaining noncancelable lease terms in excess of one year at December 31, 1998 are summarized as follows:

                                                         Minimum lease payments

         1999                                                           $   1.2
         2000                                                               0.8
         2001                                                               0.5
         2002                                                               0.3
         2003                                                                -
         Later years                                                         -
                                                                          -----

         Total minimum payments required                                $   2.8
                                                                          =====



         (d)      Litigation

         There is no pending litigation to which the Company is a party or of which any of the Company's property is the subject which management believes will have an adverse material impact on the Company's financial condition or results of operations. In addition, there are no legal proceedings contemplated by any governmental authorities against the Company of which management has any knowledge.

(10)     Fair Value of Financial Instruments

         The Company has adopted SFAS No. 119, Disclosures About Derivative Financial Instruments and Fair Value of Financial Instruments. This statement requires disclosures about the amounts, nature and terms of derivative financial instruments and modifies existing disclosure requirements for other financial instruments.

         The Company has no derivative financial instruments as defined by SFAS No. 119 as of December 31, 1998 other than mortgage loan commitments of $77.2 and interest rate floors of $17.2. The notional value of the interest rate floors at December 31, 1998 was $1,800 and the floors expire from September 2003 to October 2003.

         The fair values of financial instruments presented in the applicable notes to the Company's consolidated financial statements are estimates of the fair values at a specific point in time using available market information and valuation methodologies considered appropriate by management. These estimates are subjective in nature and involve uncertainties and significant judgment in the interpretation of current market data. Therefore, the fair values presented are not necessarily indicative of amounts the Company could realize or settle currently. The Company does not necessarily intend to dispose of or liquidate such instruments prior to maturity.

     Financial instruments that, as a mater of accounting policy, are reflected in the accompanying consolidated financial statements at fair value are not included in the following disclosures. Such items include fixed maturities, equity securities and certain other invested assets. The carrying value of policy loans and short-term investments approximate fair value at both
December 31, 1998 and 1997.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
             (Dollar amounts in millions, except per share amounts)




         At December 31, the carrying amounts and fair value of the Company's financial instruments were as follows:

                                             1998                        1997
                                        ------------------   -------------------

                                        Carrying      Fair   Carrying       Fair
                                         amount      value    amount       value
                                        ------------------   -------------------

Mortgage Loans                           $528.1     $590.1    $496.2      $532.2
Investment type insurance contracts     4,463.3    4,462.6   3,951.4     3,909.0
Interest rate floors                       17.2       12.5       --          --



         The fair value of mortgage loans is estimated by discounting the estimated future cash flows using interest rates applicable to current loan origination, adjusted for credit risk.

         The estimated fair value of investment contracts is the amount payable on demand (cash surrender value) for deferred annuities and the net present value based on interest rates currently offered on similar contracts for non-life contingent immediate annuities. Fair value disclosures are not required for insurance contracts.

(11)     Restrictions On Dividends

         Insurance companies are restricted by states as to the aggregate amount of dividends they may pay to their parent in any consecutive twelve-month period without regulatory approval. Generally, dividends may be paid out of earned surplus without approval with thirty days prior written notice within certain limits. The limits are generally based on 10% of the prior year surplus (net of adjustments in some cases) and prior year statutory income (net gain from operations, net income adjusted for realized capital gains, or net investment income). Dividends in excess of the prescribed limits or the Company's earned surplus require formal state insurance commission approval. The maximum dividend payout which may be made without prior approval in 1999 is $47.9.

         On December 3, 1998, the Company received approval from the Commonwealth of Virginia for, and declared, a dividend payable in cash, preferred stock and/or common stock at the election of each shareholder. GEFAHI elected to receive cash and preferred stock and GECA elected to receive common stock. A cash dividend of $120 was paid and a Series A preferred stock dividend of $120 was issued to GEFAHI on December 15, 1998. The Series A preferred stock has a par value of $1,000 per share, is redeemable at par at the Company's election, and is not subject to call penalties. Dividends on the preferred stock are cumulative and payable semi-annually at the annual rate of 8.0% of the par value. The Series A preferred stock is not convertible into any other security of the Company, and the holders thereof have no voting rights except with respect to any proposed changes in the preferences and special rights of such stock. GECA will receive its dividend in the form of 18,641 shares of newly issued common stock in 1999.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(12)     Supplementary Financial Data

         The Company files financial statements with state insurance regulatory authorities and the National Association of Insurance Commissioners (NAIC) that are prepared on an accounting basis prescribed by such authorities (statutory basis). Statutory accounting practices differ from generally accepted accounting principles (GAAP) in several respects, causing differences in reported net income and shareholders' interest. Permitted statutory accounting practices encompass all accounting practices not so prescribed but that have been specifically allowed by state insurance authorities. The Company has no significant permitted accounting practices.

         Statutory net income and statutory capital and surplus is summarized below:

                                                                                            Preacquisition
                                                                              Nine months    Three months
                                               Year ended      Year ended           ended           ended
                                             December 31,    December 31,    December 31,       March 31,
                                                     1998            1997            1996            1996
                                             -------------  --------------   -------------  --------------
Statutory net income                               $ 52.2          $ 73.9          $ 69.7          $ (8.3)
Statutory capital and surplus                     $ 481.1         $ 522.5         $ 419.1         $ 360.5


         The NAIC adopted Risk Based Capital (RBC) requirements to evaluate the adequacy of statutory capital and surplus in relation to risks associated with
(i) asset quality, (ii) insurance risk, (iii) interest rate risk, and (iv) other business factors. The RBC formula is designated as an early warning tool for the states to identify possible under-capitalized companies for the purpose of initiating regulatory action. In the course of operations, the Company periodically monitors its RBC level. At December 31, 1998 and 1997, the Company exceeded the minimum required RBC levels.

(13)     Operating Segment Information

         At year-end 1998, the Company adopted Statement of Financial Accounting Standards ("SFAS") No. 131, Disclosures About Segments of an Enterprise and Related Information, which requires segment data to be measured and analyzed on a basis that is consistent with how business activities are reported internally to management. Life of Virginia and its affiliated companies, which are subsidiaries of GEFAHI, conduct operations through two business segments: (1) Wealth Accumulation and Transfer, comprised of products intended to increase the policyholder's wealth, transfer wealth to beneficiaries or provide a means for replacing the income of the insured in the event of premature death, and (2) Wealth and Lifestyle Protection, comprised of products intended to protect accumulated wealth and income from the financial drain of unforeseen events. As Life of Virginia sells primarily variable annuity and universal life policies, it operates in the Wealth Accumulation and Transfer Segment. Accordingly, no segment data is provided.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


(14)     Accounting Pronouncements Not Yet Adopted

         During 1998, The Financial Accounting Standards Board ("FASB") issued Statement of Financial Accounting Standards ("SFAS") No. 133, Accounting for Derivative Instruments and Hedging Activities. This Statement requires that, upon adoption, all derivative instruments (including certain derivative instruments embedded in other contracts) be recognized in the balance sheet at fair value, and that changes in such fair values be recognized in earnings unless specific hedging criteria are met. Changes in the values of derivatives that meet these hedging criteria will ultimately offset related earnings effects of the hedged items; effects of certain changes in fair value are recorded in equity pending recognition in earnings. As required in SFAS No. 133, the Company will adopt the Statement by January 1, 2000. The impact of adoption will be determined by several factors, including the specific hedging instruments in place and their relationships to hedged items, as well as market conditions. Management has not estimated the effects of adoption as it believes that such determination will not be meaningful until closer to the adoption date.

          In December 1997, the American Institute of Certified Public Accountants issued a new Statement of Position (SOP) 97-3, Accounting by Insurance and Other Enterprises for Insurance-Related Assessments. This SOP provides guidance on accounting by insurance and other enterprises for guaranty-fund and certain other insurance related assessments. The SOP requires enterprises to recognize (1) a liability for assessments when (a) an assessment has been asserted or information available prior to issuance of the financial statements indicates it is probable that an assessment will be asserted, (b) the underlying cause of the asserted or probable assessment has occurred on or before the date of the financial statements, and (c) the amount of the loss can be reasonably estimated and (2) an asset for an amount when it is probable that a paid or accrued assessment will result in an amount that is recoverable from premium tax offsets or policy surcharges from in-force policies. This SOP is effective for financial statements for fiscal years beginning after December 15, 1998 and will be reported in a manner similar to a cumulative effect of a change in accounting principle in the initial year of adoption. As a result of the adoption of this SOP, the Company expects to record an asset of approximately $4, net of tax.

(15)     Comprehensive Income

         Effective January 1, 1998, the Company adopted Statement of Financial Accounting Standards No. 130 (SFAS 130), Reporting Comprehensive Income. This statement establishes standards for the reporting and display of comprehensive income and its components in a full set of general purpose financial statements. Comprehensive income includes all changes in equity from non-owner sources, investments by and distributions to owners are excluded. Prior year consolidated financial statements have been restated to conform to the requirements of SFAS 130.

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


         Components of other comprehensive income and related tax effects are shown below:

                                                                            Year Ended
                                                                            ----------

                                                            December 31, 1998                          December 31, 1997
                                                       ----------------------------             ------------------------------
                                                  Before-Tax       Tax       Net-of-Tax     Before-Tax       Tax       Net-of-Tax
                                                    Amount        Effect       Amount         Amount       Effect        Amount
                                                    ------        ------       ------         ------       ------        ------
Unrealized gains (losses) on securities:
    Unrealized holding gains (losses) arising
      during period                                   $ (11.4)      $ 4.0         $ (7.4)        $ 97.7     $ (34.2)        $ 63.5
    Less: reclassification adjustment for gains
      realized in net income                            (26.3)        9.2          (17.1)         (13.3)        4.7           (8.6)
                                                        -----         ---          -----          -----         ---           ----
    Net unrealized gains (losses) on securities         (37.7)       13.2          (24.5)          84.4       (29.5)          54.9
                                                        -----        ----          -----           ----       -----           ----
Total other comprehensive income (loss)               $ (37.7)     $ 13.2        $ (24.5)        $ 84.4     $ (29.5)        $ 54.9
                                                      =======      ======        =======         ======     =======         ======





                                                                                                        Preacquisition
                                                                                                        --------------
                                                               Nine Months Ended                      Three Months Ended
                                                               -----------------                      ------------------
                                                               December 31, 1996                        March 31, 1996
                                                  -------------------------------------    --------------------------------------
                                                  Before-Tax       Tax       Net-of-Tax     Before-Tax       Tax       Net-of-Tax
                                                    Amount        Effect       Amount         Amount       Effect        Amount
                                                    ------        ------       ------         ------       ------        ------
Unrealized gains (losses) on securities:

    Unrealized holding gains (losses) arising
      during period                                    $ 35.8     $ (12.5)        $ 23.3       $ (131.3)     $ 46.0        $ (85.3)
    Less: reclassification adjustment for gains
      realized in net income                             (6.0)        2.1           (3.9)          (9.0)        3.1           (5.9)
                                                         ----         ---           ----           ----         ---           ----
    Net unrealized gains (losses) on securities          29.8       (10.4)          19.4         (140.3)       49.1          (91.2)
                                                         ----       -----           ----         ------        ----          -----
Total other comprehensive income (loss)                $ 29.8     $ (10.4)        $ 19.4       $ (140.3)     $ 49.1        $ (91.2)
                                                       ======     =======         ======       ========      ======        =======

             THE LIFE INSURANCE COMPANY OF VIRGINIA AND SUBSIDIARY

                   NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

                        DECEMBER 31, 1998, 1997 AND 1996
                          (Dollar amounts in millions)


        Components of accumulated non-owner changes in equity are shown below:

                                                                          Adjustment      Accumulated
                                                        Unrealized       To Reflect        Non-owner
                                                      Gains (losses)      Purchase        Changes in
                                                      on Securities        Method           Equity
                                                      ---------------   -------------   ----------------
Preacquisition
---------------
Balance December 31, 1995                              $       103.1    $         -      $       103.1
Changes for the three months ended March 31, 1996              (91.2)             -              (91.2)
                                                      ---------------   -------------   ----------------
Balance March 31, 1996                                          11.9              -               11.9

Postacquisition
---------------
Changes for the nine months ended December 31, 1996             19.4           (11.9)              7.5
                                                      ---------------   -------------   ----------------
Balance December 31, 1996                                       31.3           (11.9)             19.4
Changes for the year ended December 31, 1997                    54.9              -               54.9
                                                      ---------------   -------------   ----------------
Balance December 31, 1997                                       86.2           (11.9)             74.3
Changes for the year ended December 31, 1998                   (24.5)             -              (24.5)
                                                      ---------------   -------------   ----------------
Balance December 31, 1998                              $        61.7     $     (11.9)    $        49.8
                                                      ===============   =============   ================



(16)     Subsequent Event

         Effective January 1, 1999, The Harvest Life Insurance Company ("Harvest") merged into The Life Insurance Company of Virginia with the merged Company renamed GE Life and Annuity Assurance Company ("GELAAC"). Harvest's former parent, Federal Home Life Insurance Company ("FHLIC"), will receive common stock of GELAAC in exchange for its interest in Harvest. FHLIC is an indirect wholly-owned subsidiary of GEFAHI. Following are the proforma results of operations for the Company for the year ended December 31, 1998 and 1997 as if Harvest had been a part of Life of Virginia as of January 1, 1997.


                                              Proforma Results
                                  ------------------------------------------
                                   as of or for the year ending December 31,
                                  ------------------------------------------
                                          1998                1997
                                  --------------------  --------------------

Total assets                               $ 14,785.4          $ 12,735.2
Revenues                                        939.1               974.4
Net income                                      105.8               107.3